UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John L. Sullivan, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704
Date of fiscal year end: October 31
Date of reporting period: April 30, 2008

Item 1. Report to Stockholders

Thrivent Mutual Funds

Semiannual Report

April 30, 2008

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23459SAR R6-08

Thrivent.com

Table of Contents

President’s Letter	1

Economic and Market Review	2

Portfolio Perspectives
Thrivent Aggressive Allocation Fund	4
Thrivent Moderately Aggressive Allocation Fund	6
Thrivent Moderate Allocation Fund	8
Thrivent Moderately Conservative Allocation Fund	10
Thrivent Technology Fund	12
Thrivent Partner Small Cap Growth Fund	14
Thrivent Partner Small Cap Value Fund	16
Thrivent Small Cap Stock Fund	18
Thrivent Small Cap Index Fund	20
Thrivent Mid Cap Growth Fund	22
Thrivent Partner Mid Cap Value Fund	24
Thrivent Mid Cap Stock Fund	26
Thrivent Mid Cap Index Fund	28
Thrivent Mid Cap Index Fund-I	30
Thrivent Partner International Stock Fund	32
Thrivent Large Cap Growth Fund	34
Thrivent Large Cap Value Fund	36
Thrivent Large Cap Stock Fund	38
Thrivent Large Cap Index Fund	40
Thrivent Large Cap Index Fund-I	42
Thrivent Balanced Fund	44
Thrivent High Yield Fund	46
Thrivent Municipal Bond Fund	48
Thrivent Income Fund	50
Thrivent Core Bond Fund	52
Thrivent Limited Maturity Bond Fund	54
Thrivent Money Market Fund	56

Shareholder Expense Example	58

Schedules of Investments
Thrivent Aggressive Allocation Fund	63
Thrivent Moderately Aggressive Allocation Fund	64
Thrivent Moderate Allocation Fund	65
Thrivent Moderately Conservative Allocation Fund	66
Thrivent Technology Fund	67
Thrivent Partner Small Cap Growth Fund	69
Thrivent Partner Small Cap Value Fund	72
Thrivent Small Cap Stock Fund	75
Thrivent Small Cap Index Fund	79
Thrivent Mid Cap Growth Fund	87
Thrivent Partner Mid Cap Value Fund	90
Thrivent Mid Cap Stock Fund	93
Thrivent Mid Cap Index Fund	96
Thrivent Mid Cap Index Fund-I	102
Thrivent Partner Worldwide Allocation Fund	108
Thrivent Partner International Stock Fund	116
Thrivent Large Cap Growth Fund	120
Thrivent Large Cap Value Fund	123
Thrivent Large Cap Stock Fund	126
Thrivent Large Cap Index Fund	130
Thrivent Large Cap Index Fund-I	137
Thrivent Balanced Fund	144
Thrivent High Yield Fund	154
Thrivent Municipal Bond Fund	162
Thrivent Income Fund	185
Thrivent Core Bond Fund	195
Thrivent Limited Maturity Bond Fund	202
Thrivent Money Market Fund	211

Statement of Assets and Liabilities	216

Statement of Operations	222

Statement of Changes in Net Assets	228

Notes to Financial Statements	233

Financial Highlights
Thrivent Aggressive Allocation Fund	260
Thrivent Moderately Aggressive Allocation Fund	260
Thrivent Moderate Allocation Fund	260
Thrivent Moderately Conservative Allocation Fund	262
Thrivent Technology Fund	262
Thrivent Partner Small Cap Growth Fund	264
Thrivent Partner Small Cap Value Fund	264
Thrivent Small Cap Stock Fund	266
Thrivent Small Cap Index Fund	266
Thrivent Mid Cap Growth Fund	268
Thrivent Partner Mid Cap Value Fund	268
Thrivent Mid Cap Stock Fund	270
Thrivent Mid Cap Index Fund	270
Thrivent Mid Cap Index Fund-I	270
Thrivent Partner Worldwide Allocation Fund	272
Thrivent Partner International Stock Fund	272
Thrivent Large Cap Growth Fund	274
Thrivent Large Cap Value Fund	274
Thrivent Large Cap Stock Fund	276
Thrivent Large Cap Index Fund	276
Thrivent Large Cap Index Fund-I	276
Thrivent Balanced Fund	278
Thrivent High Yield Fund	280
Thrivent Municipal Bond Fund	280
Thrivent Income Fund	282
Thrivent Core Bond Fund	284
Thrivent Limited Maturity Bond Fund	286
Thrivent Money Market Fund	288

Additional Information	290

We are pleased to provide you with the semiannual report for the six months ended April 30, 2008, for Thrivent Mutual Funds. In this report, you will find detailed information about the Funds, including performance highlights, overall market conditions and management strategies during the six-month period. In addition, Thrivent Financial’s Chief Investment Officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Review.

I’m excited to share Thrivent Financial’s latest product offerings with you. Our investment product development process is centered on shareholder needs. The goal? Providing new products that combine your interest in simple, high integrity options with leading edge product research and money management techniques to help you succeed.

Introducing Thrivent Partner Worldwide Allocation Fund

As the global business environment and developing economies continue to evolve, Thrivent Investment Management is updating and expanding its international options. Thrivent Partner Worldwide Allocation Fund is designed to capitalize on global trends by offering an all-in-one, easy-to-use international investing choice. Consider some of the Fund’s advantages:

• Exposure to a wide range of stocks from around the world: large cap international stocks in both the growth and value styles of investing, allocations to emerging markets stocks and bonds, and small- and mid-cap international companies.

• Partnering with industry-leading asset management firms with focused capabilities.

• Thrivent Asset Management’s talents in choosing and monitoring partner firms and designing and monitoring the overall allocation mix.

• Reasonable expenses, no redemption fees, and low minimum investment thresholds.

Thrivent Financial makes having a world of investing possibilities at your fingertips a reality.

Thrivent Equity Income Plus Fund — the Power of Dividends

With average retirement periods continuing to grow longer and longer, spurred by ever-lengthening life spans, retirement income planning is a key part of an effective financial strategy. Two obstacles typically stand in the way of retirement: market volatility and generating enough portfolio growth to overcome inflation.

Thrivent Equity Income Plus Fund can assist on both fronts. First, it focuses on generating steady long-term capital appreciation from investing primarily in dividend-paying securities. At the same time, it offers a growth component designed to offset inflation with significant equity exposure. The lower volatility/growth and income goals should help reduce the market-induced volatility that can come with some more aggressive stock investments. Consider the following Fund characteristics:

• The Fund invests in a global portfolio of higher-yielding stocks designed to help manage portfolio volatility by tapping the long-term power of dividend reinvestment.

• It focuses on company fundamentals: dividend yield, dividend growth and stability of dividend payouts.

• The Fund pays attention to overall diversification and exposure to volatility-reducing securities and strategies designed to weather volatile markets.

Thrivent Financial helps make well-diversified dividend equity investment in the pre-retirement and retirement years easier.

Our Commitment to You

We remain committed to providing our shareholders with the guidance and choices they desire to prepare for retirement and achieve their goals. Thrivent Partner Worldwide Allocation Fund and Thrivent Equity Income Plus Fund represent our latest offerings to provide you with industry-leading options to help you achieve your goals. Consult with your Thrivent Financial representative to see if these choices make sense in your overall financial picture. Thank you for continuing to turn to us for your financial objectives. We value you and your business.

Sincerely,

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

1

Economic and Market Review

Stock returns were generally negative and bonds posted mixed results for the six months ended April 30, 2008. The period was marked by turmoil in the bond market and dramatic tightening of credit in the financial system that climaxed with the collapse of Bear Stearns, one of the biggest Wall Street investment banks. This led to major policy adjustments by central banks around the world as they attempted to facilitate the availability of credit and liquidity in the markets. Over the period, the Federal Reserve lowered targeted short-term rates by 2.50% as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The nation’s gross domestic product grew at an annual rate of 0.6% in both the fourth quarter of 2007 and the first quarter of 2008 (the first quarter figure is an advanced estimate by the Commerce Department), down sharply from the 4.9% annual rate in the third quarter of 2007. The slowdown was attributed to continuing troubles in the housing market and a softening in consumer and business spending.

Housing cast a pall over the economy. Weak sales, rising inventories, falling prices and much tighter lending standards caused imbalances in the housing market to worsen over the period. In March, existing home sales declined 2% from the previous month to an annualized rate of 4.93 million units, which was 19.3% lower than a year earlier.

While U.S. consumers faced economic challenges, global demand remained strong, particularly from developing economies. The low valuation of the dollar enhanced the attractiveness of U.S. goods and services in world markets, lifting U.S. exports and providing critical support for the economy.

Inflation and Monetary Policy

Inflation indicators were mixed during the period. The Consumer Price Index (CPI) rose at a 3.1% annual rate during the first quarter of 2008, compared with a 4.1% rate for all of 2007. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.0% annual rate during the first quarter of 2008, following a 2.4% rise in all of 2007. Although surging energy prices and a weak dollar have put upward pressure on inflation, the slowdown in economic growth and additional slack in the labor market is expected to moderate pressures going forward.

The Federal Open Market Committee (FOMC) returned to a rate-easing mode in September and continued cutting the federal funds rate at each of its meetings through April 30 in addition to an inter-meeting cut of 0.75% on January 22. The fed funds rate has declined from 5.25% to 2.00% over the rate-cutting campaign. At their April meeting, policymakers indicated that they may refrain from making additional rate cuts in the near term.

Equity Performance

Many stock indexes reached record highs in September as the Federal Reserve began easing interest rates. But stock prices generally fell from November through the first quarter due to growing concerns about the credit crisis, higher commodities’ prices, and the sustainability of consumer spending and corporate profit growth.

Large-company stocks declined less than small-company issues during the period. The S&P 500 Index of large-company stocks posted a –9.63% total return, while the Russell 2000 Index of small-company stocks recorded a –12.92% return. Growth stocks did slightly better than value stocks.

Helped by a declining dollar, major market foreign stocks modestly outperformed domestic stocks in dollar terms. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a –8.99% total return in dollar terms. Measured in their own currencies, foreign stocks were generally weaker as investors around the globe became concerned with the sustainability of global growth.

Fixed-Income Performance

The collapse of the subprime mortgage market caused a de-levering within various sectors of the bond market, in many cases leading to forced selling. This caused a steep decline in security prices and a withdrawal of liquidity from some sectors of the bond market, with a notable exception being U.S. Treasury securities. The severe underperformance in some of the highest-quality segments of the market was unusual, especially in AAA-rated asset-backed securities and commercial mortgage-backed securities, which have historically delivered stable returns in difficult credit markets. Even municipal bonds, which usually fare well in times of distress, suffered over the period, as yields on tax-free municipal bonds surpassed the yields on similar maturity Treasury bonds for the first time in decades.

2

An investor flight to safety pushed down Treasury yields sharply over the period. The six-month Treasury yield fell from 4.07% to 1.62%, and the 10-year yield fell from 4.47% to 3.73%. The significant decline in Treasury yields and the corresponding increase in prices boosted Treasury securities’ total returns for the period. Within the corporate bond markets, concerns about the economy caused risk premiums (yields over comparable Treasuries) to widen and prices to fall. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 4.08% total return, while the Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 3.88% total return. Below-investment-grade corporate bonds were weaker performers, with the Lehman Brothers U.S. Corporate High Yield Bond Index registering a –0.74% total return. The Lehman Municipal Bond Index posted a 1.47% total return.

Outlook

We expect economic growth to remain below average over the next several months, with inflation moderating somewhat. Gross domestic product growth should expand at a 1%–2% annual rate as the fiscal stimulus package approved earlier this year, coupled with the FOMC’s easing of monetary policy, helps spur growth, but risks to the forecast are high. We expect energy and commodities’ prices to moderate and the housing market to begin to stabilize in the second half of 2008. These factors suggest that consumer spending, while not robust, will be sufficient to maintain positive growth.

Dislocations unfolding in the credit markets that began with the unwinding of the housing boom of the last five years have spilled over into the rest of the economy through the dramatic tightening of lending across all loan types, including residential mortgage loans, commercial mortgage loans, and consumer loans. The risks to the economy are not directly a function of the softness in housing but rather how consumer spending or financial lending behaviors may change in reaction to declining housing values. With policymakers concerned about both an economic slowdown and the potential for higher inflation, it is uncertain how much more the Federal Reserve will ease interest rates in 2008. It is our view that the Federal Reserve will hold rates steady for the remainder of 2008.

As always, your best strategy is to work with your Thrivent Financial representative to create a strategy based on your goals, diversify your portfolio and remain focused on the long term.

3

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Aggressive Allocation Fund earned a total return of –9.34% as compared to the median return of its peer group, the Lipper Multicap Core category, of –10.04%. The Fund’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned returns of –9.63% and 4.08%, respectively.

What factors affected the Fund’s performance?

The most significant factor affecting returns was the Fund’s significant exposure to equity markets, which experienced a sharp decline in prices over the reporting period. Bond prices generally advanced, with the highest-quality sectors in fixed income, U.S. Treasury obligations, achieving the highest returns. This Fund’s long-term risk profile generally means that it will have a significant exposure to global equity markets and, as such, will be most impacted by movements in those markets. More specifically, the Fund has had a bias in its holdings towards large-cap and growth-oriented stocks, reflecting management’s concerns with the pricing of certain risk asset categories. Early in the period those biases were rewarded as market participants aggressively sought to reduce risk exposures in the face of the ongoing deterioration in credit markets. In the near term, prices for riskier asset classes appear to have bottomed in the first quarter of 2008, as investor sentiment shifted subsequently to aggressive policy actions to stimulate both the markets and the economy. The equity markets closed the period in April with a broad-based advance from first quarter lows. Fixed-income exposure was modest over the period but did benefit the Fund in the very weak stock market environment that prevailed. Our bias to credit within fixed-income portfolios somewhat limited our advance versus Treasury bonds but provided significant value versus equity markets.

What is your outlook?

We believe that policymakers’ actions to mitigate both market and economic risk will be effective, but the recovery is likely to be more moderate and extended in terms of accelerating growth. Consumers continue to be under

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.

4

substantial pressure due to elevated inflation rates and weakness in housing prices. Housing is likely at its worst point and the severe adjustments have set the stage for marginal improvements in the outlook. Not all housing markets will recover at the same time, with some of the more speculative markets having longer recovery periods. Nonetheless, the impairment in housing values will likely have a subtle but meaningful impact on consumer spending. Lower commodity prices, particularly on the energy front, will likely improve consumer attitudes.

We are beginning the process of positioning for a better growth environment over the next few quarters. The valuation bias to large-cap and growth stocks has largely been adjusted with the significant movement over the last 12 months, and most major asset classes are reasonably valued, one to the other. The exceptions in our minds are the U.S. Treasury securities, which have become too richly priced as investors sought absolute protection from credit risk. Commodity prices, particularly energy, are also excessive at these levels and have already begun to create the demand destruction or product substitutions that ultimately lead to prices correcting to more reasonable levels.

1 Class A performance reflects the maximum sales charge of 5.5%. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

5

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Moderately Aggressive Allocation Fund earned a return of –7.62% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of –6.81%. The Fund’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned returns of –9.63% and 4.08%, respectively.

What factors affected the Fund’s performance?

The Fund has approximately 78% of assets in various categories of equity investments, with the balance of Fund assets in fixed-income investment categories. That allocation was the most significant factor impacting returns versus the S&P 500 Index, which is composed of 100% stocks. Our allocation to fixed-income investment moderated the Fund’s decline versus the stock market. Returns were moderately below that of its peer group category, as the Fund tends to have a higher exposure to equity investments than the typical fund in that group. We believe that over time that higher allocation will result in enhanced returns versus the Fund’s benchmarks. Within the equity categories, we maintained a tilt towards large-capitalization and growth stocks, a bias that generally worked in the Fund’s favor through most of the weakness in stocks. In fixed income, the Fund did not have significant exposure to the U.S. Treasury security market — the area of highest returns for the period —but did maintain a quality bias in the corporate segments of the accounts. While these securities provided some protection from the extreme market disruptions that occurred in lower-quality segments, they did not perform as well as the Treasury bonds and notes.

What is your outlook?

We believe that policymakers’ actions to mitigate both market and economic risk will be effective, but the recovery is likely to be more moderate and extended in terms of accelerating growth. Consumers continue to be under substantial pressure due to elevated inflation rates and weakness in housing prices. Housing is likely at its worst point and the severe adjustments have set the stage for marginal improvements in the outlook. Not all housing markets will

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.

6

recover at the same time, with some of the more speculative markets having longer recovery periods. Nonetheless, the impairment in housing values will likely have a subtle but meaningful impact on consumer spending. Lower commodity prices, particularly on the energy front, will likely improve consumer attitudes.

We are beginning the process of positioning for a better growth environment over the next few quarters. The valuation bias to large-cap and growth stocks has largely been adjusted with the significant movement over the last 12 months, and most major asset classes are reasonably valued, one to the other. The exceptions in our minds are the U.S. Treasury securities, which have become too richly priced as investors sought absolute protection from credit risk. Commodity prices, particularly energy, are also excessive at these levels and have already begun to create the demand destruction or product substitutions that ultimately lead to prices correcting to more reasonable levels.

1 Class A performance reflects the maximum sales charge of 5.5%. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

7

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Moderate Allocation Fund earned a return of –5.44% as compared to the median return for its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of –5.15%. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned returns of –9.63% and 4.08%, respectively.

What factors affected the Fund’s performance?

The Fund has approximately 58% of assets in various categories of equity investments, with the balance of Fund assets in fixed-income investment categories. That allocation was the most significant factor impacting returns versus the S&P 500 Index, which is composed of 100% stocks. Our allocation to fixed-income investment moderated the Fund’s decline versus the stock market. Returns were moderately below that of the peer group, as the Fund tends to have a higher exposure to equity investments than the typical fund in that group. We believe that over time that higher allocation will result in enhanced returns versus the Fund’s benchmarks. Within the equity categories, we maintained a tilt towards large-capitalization and growth stocks for the period, a bias that generally worked in the Fund’s favor through most of the weakness in stocks. In fixed income, the Fund did not have significant exposure to the U.S. Treasury security market — the area of highest returns for the period — but did maintain a quality bias in the corporate segments of the accounts. While these securities provided some protection from the extreme market disruptions that occurred in lower-quality segments, they did not perform as well as the Treasury bonds and notes.

What is your outlook?

We believe that policymakers’ actions to mitigate both market and economic risk will be effective, but the recovery is likely to be more moderate and extended in terms of accelerating growth. Consumers continue to be under substantial pressure due to elevated inflation rates and weakness in housing prices. Housing is likely at its worst point and the severe adjustments have set the stage for marginal improvements in the outlook. Not all housing markets will

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.

8

recover at the same time, with some of the more speculative markets having longer recovery periods. Nonetheless, the impairment in housing values will likely have a subtle but meaningful impact on consumer spending. Lower commodity prices, particularly on the energy front, will likely improve consumer attitudes.

We are beginning the process of positioning for a better growth environment over the next few quarters. The valuation bias to large-cap and growth stocks has largely been adjusted with the significant movement over the last 12 months, and most major asset classes are reasonably valued, one to the other. The exceptions in our minds are the U.S. Treasury securities, which have become too richly priced as investors sought absolute protection from credit risk. Commodity prices, particularly energy, are also excessive at these levels and have already begun to create the demand destruction or product substitutions that ultimately leads to prices correcting to more reasonable levels.

1 Class A performance reflects the maximum sales charge of 5.5%. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

9

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore, a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Moderately Conservative Allocation Fund earned a return of –3.52% as compared to the median return for its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of –2.32%. The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned returns of –9.63% and 4.08%, respectively.

What factors affected the Fund’s performance?

The Fund has approximately 39% of assets in various categories of equity investments, with the balance of Fund assets in fixed-income investment categories. That allocation was the most significant factor impacting returns versus the S&P 500 Index, which is composed of 100% stocks. Our allocation to fixed-income investment moderated the Fund’s decline versus the stock market. Returns were moderately below that of the peer group, as the Fund tends to have a higher exposure to equity investments than the typical fund in that group. We believe that over time that higher allocation will result in enhanced returns versus the Fund’s benchmarks. Within the equity categories, we maintained a tilt towards large-capitalization and growth stocks for the period, a bias that generally worked in the Fund’s favor through most of the weakness in stocks. In fixed income, the Fund did not have significant exposure to the U.S. Treasury security market — the area of highest returns for the period — but did maintain a quality bias in the corporate segments of the accounts. While these securities provided some protection from the extreme market disruptions that occurred in lower-quality segments, they did not perform as well as the Treasury bonds and notes.

What is your outlook?

We believe that policymakers’ actions to mitigate both market and economic risk will be effective, but the recovery is likely to be more moderate and extended in terms of accelerating growth. Consumers continue to be under substantial pressure due to elevated inflation rates and weakness in housing prices. Housing is likely at its worst point and the severe adjustments have set the stage for marginal improvements in the outlook. Not all housing markets will

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Portfolio Composition and Top 10 Holdings are subject to change.

10

recover at the same time, with some of the more speculative markets having longer recovery periods. Nonetheless, the impairment in housing values will likely have a subtle but meaningful impact on consumer spending. Lower commodity prices, particularly on the energy front, will likely improve consumer attitudes.

We are beginning the process of positioning for a better growth environment over the next few quarters. The valuation bias to large-cap and growth stocks has largely been adjusted with the significant movement over the last 12 months, and most major asset classes are reasonably valued, one to the other. The exceptions in our minds are the U.S. Treasury securities, which have become too richly priced as investors sought absolute protection from credit risk. Commodity prices, particularly energy, are also excessive at these levels and have already begun to create the demand destruction or product substitutions that ultimately lead to prices correcting to more reasonable levels.

1 Class A performance reflects the maximum sales charge of 5.5%. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

11

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Technology Fund earned a total return of –20.94% as compared to the median return of its peer group, the Lipper Science and Technology category, of –16.61%. The Fund’s market benchmark, the S&P North American Technology Sector Index, earned a return of –14.80%.

What factors affected the Fund’s performance?

The last quarter of 2007 and the first quarter of 2008 saw a significant negative shift in market sentiment driven by global credit concerns. This shift contributed to the de-rating and value compression of the technology sector. Our positioning in companies that we believed were underpriced relative to the full-cycle value of their businesses proved to be premature and out of step with the market’s near-term focus on earnings’ momentum (or lack thereof). Large holdings in value-oriented names such as storage leader EMC, Sprint, and Fidelity National declined more than we anticipated over earnings concerns brought on by anticipated economic weakness arising from the credit market turmoil. Core positions in Apple, Google, and networking companies Cisco, Foundry and F5 Networks suffered significant multiple compressions as the market environment grew less certain. Adverse new drug developments within two of our biotechnology holdings, Vertex and Cephalon, were meaningful drags on our health care performance, and our exposure to solar stocks was negatively impacted by legislative uncertainty regarding important tax incentives.

What is your outlook?

From a broad economic perspective, we believe that 2008 will be characterized by weak domestic economic growth burdened by further housing market weakness, difficult credit markets and conservative consumer spending trends; low and stable interest rates; a weak, but stabilizing, dollar; and continued relative strength in international demand, especially from developing economies.

More specifically, solid, though not spectacular, domestic capital spending sustains our optimism regarding technology expenditure growth at the enterprise level, especially within networking, video communications, storage and software. Strong international markets and a weak dollar provide additional reasons for optimism that global expenditure growth can increase in a sector with disproportionate exposure to foreign demand. Global corporate liquidity is at unprecedented levels, and we believe companies retain the ability and motivation to upgrade their technology infrastructure in a global environment in which productivity gains are crucial to competitiveness. Manifestation of this trend should have a positive impact on the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

12

We remain steadfast in the Fund’s positioning to benefit over the medium- and longer-terms from six key secular trends:

• “Green” IT/datacenters (VMware, Compuware)

• Storage growth (EMC, 3PAR)

• Network/IP infrastructure requirements (Juniper Networks, Intel)

• Alternative energy development (First Solar, Vestas Wind Systems)

• Mobile Internet/smart phone penetration (Google, Apple)

• Cloud computing/software as a service (EMC, Google)

The majority of the Fund holdings (and almost all of its 20 largest positions) remain leveraged to these emerging themes. While we are disappointed with what we regard to be the macro-driven underperformance of the portfolio over the most recent six months, we are confident that the strategic focus of the portfolio positions it well for longer-term outperformance.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The S&P North American Technology Sector Index is the new name for the index formerly known as the CBOE GSTI Composite Index. The S&P North American Technology Sector Index assumes the prior history and is compiled going forward using the same methodology of the CBOE GSTI Composite Index.

13

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Partner Small Cap Growth Fund earned a total return of –17.52% as compared to the median return of its peer group, the Lipper Small Cap Growth Funds category, of –15.94%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of –14.14%.

What factors affected the Fund’s performance?

Early in 2008, information technology companies came under severe selling pressure as investors became increasingly concerned with the sustainability of economic growth in the face of ongoing credit issues. The Fund had a modest overweighting in the group and stock selection within the sector performed more poorly than the overall benchmark index, accounting for most of the underperformance versus the benchmark. Holdings in the internet software and services industry like Valueclick Inc. and Omniture Inc. provided disappointing results. The industrials sector of the Fund also provided subpar returns. In aerospace and defense, AAR Corp. and Ladish Co. Inc. generated poor returns, as did Aircastle Ltd. and Genesis Lease Ltd., both aircraft leasing companies. Shares of companies in the financial sector generally did not keep pace with the performance of the group or the market. Holdings in select real estate investment trust (REIT) companies and commercial banks like Signature Bank and Frontier Financial Corp. provided below market results. A moderate underweighting of the strongly performing energy group also was a limiting factor for Fund returns, although stock selection was generally in line with the group.

Health care stocks in the Fund did achieve excellent results, but were not sufficiently strong to offset the items mentioned earlier. In the health care technology industry, TriZetto Group Inc., a provider of software products, achieved excellent results. Also related to health care technology, Illumina Inc. and Icon PLC advanced significantly. In the materials sector, Compass Minerals International and Century Aluminum Co. provided good returns, as did Greif Inc. in the packaging industry. In the food products industry, the Fund’s holding in Flowers Foods Inc. lifted returns.

*As of May 1, 2008, Transamerica Investment Management, LLC is no longer subadvising the Fund.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

14

What is your outlook?

At quarter’s end, most key indicators were flashing signals suggesting that the economy was slipping into a recession. But we think it’s still possible that a recession may not materialize. If a recession does materialize, it’s likely to be brief and shallow, in our estimation, especially in light of the government’s professed resolve to administer a solid dose of fiscal and monetary medicine to revive flagging consumer confidence and the economy. As we see it, the stock market may have already largely discounted the worst, and corporate earnings in aggregate may be up for 2008 (although earnings’ estimates are likely to be reduced in the near term). That should help provide a supportive backdrop for stocks in the remainder of the year.

1 Class A performance reflects the maximum sales charge of 5.5%. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

15

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Partner Small Cap Value Fund earned a total return of –4.74% as compared to the median return of its peer group, the Lipper Small Cap Value Funds category, of –11.00%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of –11.55%.

What factors affected the Fund’s performance?

Stock selection across a number of significant sectors was the most important factor contributing to the Fund’s excellent results versus both its index and peer group. Results in the information technology group were unusually good, with strong returns to our holdings versus the benchmark in all industry groups. In addition, we held a modestly underweighted position in a group that performed poorly over the period. Fund holdings in the industrial sector also achieved excellent results relative to the benchmark; a significant overweighting provided incremental returns. Hub Group Inc. and Kirby Corp. achieved good returns over the six months. Energy companies generally achieved positive returns as oil and gas prices advanced strongly. The Fund was both overweighted within that group and stock selection was better than average, nicely aiding results. Health care stocks also contributed positively to our returns, as Fund holdings in biotechnology and health care providers outperformed both the group and the benchmark. The Fund maintained an underweighted exposure to the consumer discretionary sector, believing that segments exposed to consumer spending would bear relatively more earnings risk than most. Within the group, we tended to have exposure to more specialized vendors or those segments that have already adjusted to lowered expectations.

Fund holdings in the materials and financial sectors did not keep pace with the group, which offset some of the positive impact of other holdings. In materials, Carpenter Technology Corp. provided disappointing returns, as did our holdings in the specialty chemicals industry. Select financial segments rebounded from significantly oversold positions late in the period and the Fund was heavily underweighted in this sector. This had a modestly limiting impact on returns

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

16

as the group had been a source of significant underperformance late in 2008, and our lack of exposure reflected concerns with industry fundamentals.

What is your outlook?

While the information technology, consumer discretionary, and financials sectors remain underweighted relative to the index, recent market weakness has provided better opportunities to increase our holdings in these and other sectors. In the financials sector, we have been adding select real estate investment trusts (REITs), capital markets companies and banks. We continue to emphasize the industrials and business services sector, given its ties to global economic growth. As small-cap value investors, we are seeing more opportunities to buy profitable businesses at attractive prices, particularly in industries that have offered few bargains in recent years.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

17

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Small Cap Stock Fund earned a total return of –13.80% as compared to the median return for its peer group, the Lipper Small Cap Core Category, of –13.08%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of –12.92%.

What factors affected the Fund’s performance?

During the period, unprecedented actions were taken by the Federal Reserve (Fed) in order to support the markets. These actions included extremely aggressive interest rate reductions combined with monetary support programs. The markets reacted favorably to the Fed actions, and in particular, the financials and consumer discretionary sectors found at least a temporary bottom. Given our concerns regarding the deteriorating credit environment and an over-levered consumer, the Fund was underweighted in the financials sector, resulting in negative relative performance. Concerns regarding the potential for an economic recession weighed heavily on several areas of the market. Specifically, stocks tied to global economic growth within the industrials sector performed poorly. Within the Fund, this included stocks in the marine, electrical equipment, and engineering and construction sub-segments of the industrials sector.

On the positive side, our energy holdings performed extremely well. The Fund was significantly overweighted to the exploration and production (E&P) industry, given our outlook for commodity prices. As the price of oil and natural gas increased during the reporting period, the E&P stocks showed strong performance.

While we may be in yet the beginning stages of an economic recession, the markets are already discounting a recovery, as evidenced by the performance of the early cycle stocks. The Fund benefited from this market action within the consumer discretionary sector as our holdings in the specialty retail, restaurant, and leisure products industries exhibited excellent performance.

What is your outlook?

We remain diligent in monitoring the economic environment to ascertain where we are within the economic cycle. The recent economic stimulus package will likely impact the economy over the next six months as consumers begin to spend their rebate checks. Additionally, the Fed’s interest rate reductions should start to flow through the system and help to stimulate economic growth. The Fund is positioned to benefit from these actions with an overweighted position in the consumer discretionary sector, primarily in

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

18

retail and restaurant stocks. Additionally, the lower interest rate environment should benefit our overweighted stance in commercial banks.

The Fund also remains overweighted in the energy, materials and consumer staples sectors as demand for commodities, natural resources and food remains strong, even in the face of a weaker economy. Worldwide demand for oil, gas, coal, steel, corn and grains continues to rise, while supply remains relatively static in the short term. Higher commodity costs are likely here to stay, and the Fund will be positioned to benefit.

While the economic stimulus package should positively impact the economy in the short term, the longer-term benefits are still uncertain. We remain fairly cautious as the weak dollar, a growing Federal deficit and an over-levered consumer cause us concern. Additionally, we are monitoring both the credit market and the housing market for continued deterioration. Should the Fed’s aggressive actions prove insufficient, the business cycle may eventually run its course with negative implications for the equity market.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 2000® Index is an index comprised of the 2,000 smaller companies in the Russell 3000® index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

19

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Small Cap Index Fund earned a total return of –11.79% as compared to the median return of its peer group, the Lipper Small Cap Core Funds category, of –13.08%. The Fund’s market benchmark, the S&P SmallCap 600 Index, earned a return of –11.60%.

What factors affected the Fund’s performance?

The Fund is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks underperformed large-cap and mid-cap stocks for the last six months. Only the energy sector sported a positive return, benefiting from a continued spike in energy prices. All other sectors were negative, with stocks of consumer discretionary firms and telecommunication services being the weakest performers. Certain lending segments dried up due to uncertainties in the mortgage loan area.

What is your outlook?

The Fund will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

20

While small-cap stocks have enjoyed an advantage over larger-cap issues in recent years, the situation changed in the past year. With uncertainty growing over the strength of the U.S. economy and an ongoing inflation threat, investors backed away from riskier aspects of the equity markets. Large-cap stocks rallied relative to small-cap issues this past year. Whether this marks a period of rotation in the markets and a shift to more blue-chip names remains to be seen. Typically, the longer an economic cycle continues, the more investors tend to favor large-cap stocks in the equity marketplace. We still believe there is solid opportunity in the small-cap arena, but the premium return for small stocks is likely to be limited in the future as the cycle continues to mature.

1 Class A performance reflects the maximum sales charge of 5.5%.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

21

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Mid Cap Growth Fund earned a total return of –11.68% as compared to the return of its peer group, the Lipper Mid Cap Growth category, of –10.79%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a return of –8.44%.

What factors affected the Fund’s performance?

The market suffered a correction as the credit crisis widened, the housing depression worsened and global inflation fears caused investors to flee stocks. Demand from emerging countries such as China and India pushed oil prices into record territory and sparked inflation fears across just about every commodity in the world. The market became extremely narrow, as evidenced by energy being the only sector in positive territory for the period. Consumer and technology stocks, on the other hand, were hardest hit as these companies suffered from lackluster demand and dampened margins due to high raw material input costs. The Fund underperformed primarily due to disappointing earnings from companies in the technology and consumer area. The Fund’s stock picks in the energy area did quite well, but our underweighting in this sector was a significant drag on performance.

What is your outlook?

The headwinds that affected the U.S. economy during this period are likely to linger well into 2008 and possibly into 2009. The U.S. housing market is showing little signs of stabilization. We are concerned with the general tightness of credit across all sectors of the market as lending institutions’ balance sheets are distressed. As a result, over the past six months, many banks have increased lending standards for borrowers significantly. Credit cycles typically take several quarters to unwind, and this one may be even more prolonged as the losses are much greater than those incurred in previous cycles. This tighter credit environment will be a drag on growth, and thus a headwind for consumers, for some time to come. If the tight credit conditions spill over into business lending, the drag on economic growth will be even greater. Another headwind for earnings is margin compression. Margins for many companies continue to contract as fuel and raw material input costs continue to rise due to demand from emerging economies. On top of this, there is potential risk to stocks stemming from a change of administration at the White House in the fall of 2008 and potentially higher taxes that could drag down economic growth further.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

22

While we are cognizant of all of these issues and continue to monitor them closely, we believe these headwinds will ultimately be priced into stocks. Over the course of time, many of these negatives will likely turn into tailwinds. While we do not believe we are fully through the credit unwind and subsequent subpar growth of the U.S. economy, we do believe it is time to begin positioning the portfolio toward early cycle stocks that will benefit from a turn in the U.S. economy over the course of the next eighteen months. With that as our base assumption, we are positioning the portfolio toward stocks that have compelling valuations, trough margins and potential product cycles. We believe many stocks in the consumer and technology areas have seen their lows. Health care companies with intact product cycles also continue to be a focus area for the Fund.

As always, we continue to favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in this Index. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

23

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Partner Mid Cap Value Fund earned a total return of –5.43% as compared to the median return of its peer group, the Lipper Mid Cap Value category, of –9.74%. The Fund’s market benchmark, the Russell Midcap® Value Index, earned a return of –9.20%.

What factors affected the Fund’s performance?

Energy stocks achieved excellent returns as oil and gas prices resumed their upward trends and comfortably exceeded price levels that had held for 25 years. An overweighted position in energy, as well as stock selection within the group, accounted for much of the performance premium in the Fund versus its benchmark index. The energy and materials sectors were the only two groups to achieve positive returns in the period, with the energy group achieving results in the high teens, far and away the best group results during the period. The Fund maintained a substantial overweighting in the group and returns to the Fund’s holdings in exploration and production companies, as well as integrated oil and gas companies, were better than the group. Both of these factors contributed meaningfully to the significant outperformance in the Fund. Other positive contributing factors were stock selection in the information technology and utilities groups, as well as a modest cash position as the markets declined. Offsetting some of the gains was below-market exposure in the food products area of the consumer staples sector, a segment which provided modestly better results than the mid-cap value index.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

24

What is your outlook?

In the past three quarters, we have been careful to avoid sacrificing quality for what may appear to be bargain valuations. Our cautious view on the market remains largely intact, as we continue to see weakness in credit-related sectors. While we recognize that these areas should eventually recover strongly, we remain highly selective at this time. We also think recent volatility will allow us to demonstrate our quality focus and disciplined investment approach, which should be effective in an uncertain environment.

1 Class A performance reflects the maximum sales charge of 5.5%. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell Midcap® Value Index is an index comprised of mid cap companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell Midcap® Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

25

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Mid Cap Stock Fund earned a total return of –12.36% as compared to the median return of its peer group, the Lipper Mid Cap Core Funds category, of –8.89%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of –8.77%.

What factors affected the Fund’s performance?

Returns in the energy sector were the largest detriment to overall performance, both in terms of allocation and security selection. Our significant underweighting in energy, the best-performing sector of the last six months, hurt overall returns.

The information technology sector also detracted from performance. Although the Fund benefitted from its underweighted position in this sector, security selection weighed down returns. Overweighting the Fund in airlines proved ill-advised as ever-increasing jet fuel costs overshadowed any benefits from declining capacity and increasing consolidation.

These negative contributors were partially offset by allocation to and stock selection within the materials sector. Not only was the Fund significantly overweighted in the sector, it also benefitted from investing in some of the best-returning stocks over the period, including Owens-Illinois, Inc., Ball Corporation and Crown Holdings, Inc.

What is your outlook?

While we believe the economy has avoided a recession to date, economic growth has slowed significantly. Falling domestic consumption has been offset by strong international demand and increasing exports. Economic growth is unlikely to increase significantly over the next year; however, the drastic measures taken by the Federal Reserve through cutting the fed funds rate and providing significant liquidity to the markets should stabilize the economy at a low growth level. Given this backdrop, the Fund continues its underweighted stance in the energy sector. While the sector’s outperformance persisted based on peak oil concerns and a weak dollar, worldwide demand growth is decelerating, supply is increasing and inventories are above their 10-year averages. It has been a difficult position to maintain; however, the industry fundamentals continue to deteriorate at the same time oil makes new highs. Demand in the United States, the largest energy consumer in the world, continues to decline and has been revised down over the first months of 2008. Many point to the emerging economies as being the source of accelerating demand; however, oil demand has actually slowed in these regions as well. For example, China demand has decelerated from approximately 17% in 2004 to approximately 5% in 2007. Much of the support for energy has resulted from the peak oil argument and a declining dollar. While the peak oil debate will rage on for years, oil inventories are at sufficient levels and above their 10-year averages, OPEC continues to increase production and its excess capacity is above three million barrels per day. In addition, Brazil’s recent discoveries

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

26

should mean that it will become an oil-exporting country versus an oil-importing country by the middle of the next decade. Oil prices have also been supported by a falling dollar. Crude oil is priced in dollars around the world, and as the dollar declined, prices rose to keep balance. However, as the Fed ends its easing cycle, the performance of the dollar should stabilize or improve, knocking down one of the pillars holding up crude prices.

Many factors have caused the Fund to increase investments within the technology sector, the most important factor being valuation. While risks to information technology spending still exist, much of this risk is likely reflected in industry valuations, after being down 15%-20% during the first quarter of 2008. Inventory levels are also well controlled and do not pose the same risk they did earlier in the decade during the dot-com bubble. Finally, the Fund is overweighted in the financial sector. After suffering one of the worst downturns in history, the combination of significant action by the Federal Reserve and attractive valuations is combining to create some opportunities within the sector. Overall, the combination of a stabilizing economy and historically wide valuation spreads is creating many opportunities along the value spectrum of the investing universe. While patience will be required to realize the benefits of these opportunities, long-term holders should be rewarded.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell Midcap® Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

27

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Mid Cap Index Fund earned a total return of –7.12% as compared to the median return of its peer group, the Lipper Mid Cap Core Funds category, of –8.89%. The Fund’s market benchmark, the S&P MidCap 400 Index, earned a return of –6.95%.

What factors affected the Fund’s performance?

Because the Fund is designed to reflect its benchmark index, the S&P MidCap 400 Index, the only changes made to the Fund are based on alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund can be largely attributed to expenses and minor differences in portfolio composition.

During the period, mid-cap stocks outperformed both small-cap and large-cap stocks. Energy and materials posted a positive return, bolstered by a general increase in commodities. By contrast, information technology and telecommunication stocks underperformed on fears that businesses would be forced to trim unnecessary expenditures due to a possible economic downturn. These sectors were also impacted by lower financial liquidity brought on by uncertainties in the mortgage loan arena.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

28

As mentioned six months ago, it is possible that a transition may be taking place. Typically, as the economic cycle progresses, investors begin to favor larger-cap issues. We still believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

1 Class A performance reflects the maximum sales charge of 5.5%.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

29

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Mid Cap Index Fund-I earned a total return of –7.04% as compared to the median return of its peer group, the Lipper Mid Cap Core Funds category, of –8.89%. The Fund’s market benchmark, the S&P MidCap 400 Index, earned a return of –6.95%.

What factors affected the Fund’s performance?

Because the Fund is designed to reflect its benchmark index, the S&P MidCap 400 Index, the only changes made to the Fund are based on alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Fund can be largely attributed to expenses and minor differences in portfolio composition.

During the period, mid-cap stocks outperformed both small-cap and large-cap stocks. Energy and materials posted a positive return, bolstered by a general increase in commodities. By contrast, information technology and telecommunication stocks underperformed on fears that businesses would be forced to trim unnecessary expenditures due to a possible economic downturn. These sectors were also impacted by lower financial liquidity brought on by uncertainties in the mortgage loan arena.

What is your outlook?

The Fund will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

30

As mentioned six months ago, it is possible that a transition may be taking place. Typically, as the economic cycle progresses, investors begin to favor larger-cap issues. We still believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

31

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Partner International Stock Fund earned a total return of –9.98% as compared to the median return of its peer group, the Lipper International Large Cap Core Funds category, of –9.99%. The Fund’s market benchmark, the MSCI EAFE Index, earned a return of –8.99%.

What factors affected the Fund’s performance?

In terms of sector allocations, returns were aided by exposures in the financial, information technology and telecommunications services sectors. A moderate cash position was also helpful. Within financials, exposure to commercial banks Mitsubishi UFJ Financial Group and Sumitomo Trust in Japan aided returns. Swiss Reinsurance and ING Groep N.V. also contributed positively. Financial companies Macquarie Group and Henderson Group were modest offsets as their shares underperformed. The Fund was also underweighted in financials, which was an additional positive factor as financial shares, on a global basis, generally performed poorly. Taiwan Semiconductor and Samsung Electronic provided strong positive returns in the information technology group, as did software company Ubisoft Entertainment. Diversified telecommunications company Singapore Telecommunications Ltd. contributed positively to returns. Health care provided relatively poor absolute and relative returns for the period. Pharmaceuticals contributed subpar results, with disappointing returns from Shire PLC and GlaxoSmithkline PLC. Health care equipment provided below benchmark results.

Stock selection for electric utilities was below the group average, but still bested that of the broader index and added to results. Media stocks in the Fund came under selling pressure in the consumer discretionary group, as did the specialty retail segment, reflecting global issues related to higher food and commodity costs and the impact on consumer purchasing power. Currency exposure was generally in line with the benchmark index and not a significant relative factor for return comparisons. Generally, foreign currencies appreciated versus the dollar. Regionally, the Fund was also largely in alignment with the major sectors of international markets, with approximately two-thirds of the portfolio on the Continent and U.K. and most of the balance in the Pacific Rim. Moderate underweighted stances in Australia were offset by a modest overweighting

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.
The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

32

in South Korea, which aided returns. An overweighting in the U.K., and positions in select U.K. retailers and broadcast companies, were a limiting factor. Offsetting these results were good returns from positions in Italy, Norway and Switzerland.

What is your outlook?

Equity valuations do not appear excessive, but in most cases earnings estimates seem to still be too high. Downgrades are occurring, but the consensus seems to believe the economic slowdown will be short and shallow. Sell-side estimates for Europe are still projecting 7% earnings’ growth in 2008. Expectations for emerging markets are even more aggressive at 15.5% growth, highlighting the potential for disappointments. We remain defensively positioned with a bias toward larger companies, stronger balance sheets and less economic sensitivity. Some of our portfolio holdings are starting to look more expensive. These will likely become sources of funds. At the same time, some cyclical-type companies we are following have declined more than 50% from their highs and are starting to appear inexpensive.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The MSCI EAFE Index is a stock index designed to measure the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

33

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Large Cap Growth Fund earned a total return of –10.52% as compared to the median return of its peer group, the Lipper Large Cap Growth Funds category, of –10.24%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a total return of –9.28%.

What factors affected the Fund’s performance?

A deepening financial markets crisis, coupled with a rapidly deteriorating housing market and recession concerns, plunged the broader markets sharply lower over the past six months. Our performance produced a slightly lower relative return versus our peer group, mainly due to sharp corrections in the industrials and technology sectors, which had strong performances for most of 2007.

Looking at sector-based analysis, the materials and health care sectors contributed most of our relative outperformance. The materials sector had the best absolute and relative return, driven by strong performance in fertilizer stocks such as Potash and steel stocks such as U.S. Steel. Stock selection in the health care sector led to outperformance relative to the Index; we held an underweighted position in managed care stocks such as United Healthcare, and overweighted positions in stocks such as Gilead Sciences, Intuitive Surgical and Baxter.

The industrials and technology sectors detracted the most from performance for the six-month period. In industrials, rising fuels costs led to a pullback in our overweighted position in airline holdings, namely Northwest Airlines and United Airlines. The technology sector experienced a severe correction due to a combination of profit-taking after a solid 2007 and concern regarding the outlook for 2008 following fourth quarter earnings. Stocks that posted the worst performance were semiconductor stocks RF Micro Devices and Maxim Integrated Products. Google, which sold off after a very strong performance in 2007, also detracted from performance.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

34

What is your outlook?

Following one of the worst six-month periods in the equity markets in quite some time, we are still taking a disciplined approach to finding large-cap growth companies that can thrive in this environment. With high levels of volatility, we are opportunistic in finding stocks that may be mispriced despite no change in fundamentals. Our sector exposure is somewhat different in that we are more cautious on the energy and industrial sectors, while increasing our exposure in the health care and consumer discretionary sectors.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

35

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Large Cap Value Fund earned a total return of –8.19% as compared to the median return of its peer group, the Lipper Large Cap Value Funds category, of –10.12%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of –9.83%.

What factors affected the Fund’s performance?

An underweighted stance in the financial sector, which performed poorly, and our stock selection were key positive factors during the period. The largest contributor was Hudson City Bancorp, a savings and loan. Technology was meaningfully overweighted within the Fund, which limited performance broadly as the sector underperformed; however, stock selection was particularly good within this segment and more than offset the drag from the group’s weakness. IBM added a significant positive contribution.

Areas that limited performance included an underweighted stance in the energy sector, which performed well. The Fund’s holdings in the health care sector did not keep pace with the peer group, as positions in HMOs and drug distributor McKesson Corp. caused our results to lag behind those of the benchmark.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

36

What is your outlook?

Periods of weakness in the overall market generally favor our investment approach, as a focus on quality and valuation tends to mitigate the impact of market weakness. This can be a double-edged sword, however, if the market rebounds led by lower-quality companies, as is often the case following economic slowdowns. We continue to focus on adding value through stock selection and are finding value in selected financials, consumer discretionary companies and the technology sector.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

37

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Large Cap Stock Fund earned a total return of –9.24% as compared to the median return of its peer group, the Lipper Large Cap Core category, of –9.91%. The Fund’s market benchmark, the S&P 500 Index, earned a return of –9.63%.

What factors affected the Fund’s performance?

Stock selection in the consumer discretionary sector was the most significant factor limiting Fund returns over the period, with particularly disappointing results for companies in the leisure and travel segments, like Marriott International and MGM Mirage. Some of this poor performance was mitigated by our underweighted position in the segment versus the index, as well as better results in select companies in the specialty retail segment. A lack of exposure to the improved performance in Wal-Mart limited returns. The Fund’s holdings in the airline industry were a negative for returns as higher oil prices offset the benefits of ongoing industry consolidation and rationalization. Unexpected increases in energy prices had a significant limiting effect on many groups and industries in the period.

Stock selection in the health care sector lifted results as holdings in both the pharmaceutical, health care providers and biotechnology industries provided returns that bested the results of their respective peer groups. A modest overweighting in the sector further aided results. Abbott Labs and Johnson and Johnson both had a favorable impact on results in the pharmaceutical area. Express Scripts also achieved positive returns in the period, as did Gilead Sciences in the biotechnology industry. Stock selection and an overweighted position in chemical companies within the materials sector aided returns. A number of chemical companies, like Monsanto Co. and Potash Corp of America, are benefitting from strong demand and prices for agricultural commodities. Information technology also had a modestly overweighted position in the Fund; this limited results as the broad group of stocks underperformed the benchmark, but positive stock selection more than compensated.

What is your outlook?

The period was characterized by severe price adjustments to a broad range of risk asset classes, as investors became increasingly risk averse and institutional investors upgraded both quality and liquidity requirements for portfolios.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

38

Radical dislocations in the credit markets created an unusual level of demand for the highest-quality segments of fixed-income markets both in the United States and abroad. It is our position that U.S. Treasury securities are overpriced and most credit or risk asset categories are fairly priced or undervalued. Commodity prices, particularly for oil, appear extreme and the dollar is undervalued relative to major trading currencies like the euro and pound.

While fundamental and economic risks are still prevalent, we believe that policy actions have set the stage for a moderate slowdown in economic growth that will mitigate inflation risks and allow financial markets to clear some of the barriers to smoothly functioning credit markets. We are increasing our exposure to risk assets and opportunistically repositioning to companies and sectors that will likely benefit from a moderation of the economic dislocations that have taken place since the summer of 2007.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

39

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Large Cap Index Fund earned a total return of –9.90% as compared to the median return of its peer group, the S&P 500 Index Objective Funds category, of –9.85%. The Fund’s market benchmark, the S&P 500 Index, earned a return of –9.63%.

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

Energy was the best performing group in the market over the past six months, posting the only positive return. Energy clearly benefited from the continuing run-up in energy prices this past year. Large-cap stocks outperformed small-cap stocks, and underperformed mid-cap stocks, over the past half of a year. Other than energy, all the groups posted negative returns. Information technology and financials delivered the most strongly negative returns for the six-month period. Both of these sectors were adversely impacted by the lack of liquidity due to the uncertainties in subprime mortgages.

What is your outlook?

Large-cap stocks have now outperformed small-cap stocks for the first time in quite a few years. As mentioned in the last update, there were signs that a transition could be underway. Profits remain strong for most companies and typically, as an economic cycle matures, large-cap stocks tend to gain strength relative to the rest of the market. During such cycles, investors seem to become more risk-averse and generally shift money toward more recognizable blue-chip companies that presumably would provide more of a safe haven for their portfolios.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

40

In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, large stocks may offer a relatively safe haven in the equity markets. While we do anticipate continued volatility in the equity markets, the stocks represented in this index continue to offer a generally positive outlook, particularly in relation to small- and mid-cap stocks.

1 Class A performance reflects the maximum sales charge of 5.5%.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

41

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Large Cap Index Fund-I earned a total return of –9.90% as compared to the median return of its peer group, the S&P 500 Index Objective Funds category, of –9.85%. The Fund’s market benchmark, the S&P 500 Index, earned a return of –9.63%.

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in portfolio composition.

Energy was the best performing group in the market over the past six months, posting the only positive return. Energy clearly benefited from the continuing run-up in energy prices this past year. Large-cap stocks outperformed small-cap stocks, and underperformed mid-cap stocks, over the past half of a year. Other than energy, all the groups posted negative returns. Information technology and financials delivered the most strongly negative returns for the six-month period. Both of these sectors were adversely impacted by the lack of liquidity due to the uncertainties in subprime mortgages.

What is your outlook?

Large-cap stocks have now outperformed small-cap stocks for the first time in quite a few years. As mentioned in the last update, there were signs that a transition could be underway. Profits remain strong for most companies and typically, as an economic cycle matures, large-cap stocks tend to gain strength relative to the rest of the market. During such cycles, investors seem to become more risk-averse and generally shift money toward more recognizable blue-chip companies that presumably would provide more of a safe haven for their portfolios.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

42

In an environment where investors are faced with greater uncertainty about the direction of interest rates and the strength of the domestic economy, large stocks may offer a relatively safe haven in the equity markets. While we do anticipate continued volatility in the equity markets, the stocks represented in this index continue to offer a generally positive outlook, particularly in relation to small- and mid-cap stocks.

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

43

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Balanced Fund earned a total return of –6.02% as compared to the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of –6.81%. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Lehman Brothers Aggregate Bond Index, earned a return of –9.48% and 4.08%, respectively.

What factors affected the Fund’s performance?

The equity component of the Balanced Fund generated returns of –8.7% during the period. Sectors contributing to relative outperformance included industrials, energy, financials and health care. Sectors where asset selection detracted from relative performance were information technology, consumer staples, consumer discretionary and telecommunication services.

The strong outperformance in industrials was primarily due to the Fund’s emphasis on internationally exposed machinery and component suppliers like Roper Industries, Flowserve and Ingersoll-Rand, as well as smaller growth companies like solar-cell manufacturer JA Solar and lighting producer Genlyte. Strong security selection within energy cut across producers (Petrohawk and Devon), international integrateds (Occidental and Total), and equipment suppliers (Halliburton and Dril-Quip). The Fund’s preference for JP Morgan at the expense of struggling Citigroup within the financial sector was also a major contributor to performance in the period.

Underperformance in the information technology sector was primarily attributable to our aggressive positioning in communications equipment, a group that was disproportionately punished as the market worried about enterprise spending trends in a weaker economy. Component suppliers like Tellabs, Powerwave and F5 Networks suffered significant multiple erosions in the period despite stable earnings trends. Finally, within consumer staples, security selection within food and staples retailing hurt relative performance, especially the decisions to avoid Wal-Mart and own food distributor United Natural Foods.

What is your outlook?

We believe that 2008 will be characterized by weak domestic economic growth burdened by further housing market weakness; difficult credit markets and conservative consumer spending trends; low and stable interest rates; a weak, but stabilizing, dollar; and continued relative strength in international demand, especially from developing economies.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.

44

Within the equity component, we have begun to look for value in some of the consumer-oriented sectors like retailing, as well as within the financial sector, where generational declines and dislocations have created significant long-term opportunities. However, we continue to favor companies leveraged to global infrastructure development or with franchises capable of exploiting the emerging consumer markets in Europe, the Middle East and Africa (EMEA) and Asia.

1 Class A performance reflects the maximum sales charge of 5.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The S&P Supercomposite 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

45

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent High Yield Fund earned a total return of –0.20% as compared to the median return of its peer group, the Lipper High Current Yield Funds category, of –1.57%. The Fund’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, earned a return of –0.74%.

What factors affected the Fund’s performance?

The high-yield bond market sold off during much of the period, largely due to investor fears about growing troubles in the subprime and other credit markets and a massive de-leveraging of the U.S. financial system. The yield premium — or “spread” — high-yield bonds offered over Treasury securities jumped from 4.21% at the end of October 2007 to 6.53% on April 30, with a simultaneous drop in their prices. The spread reached its widest during the period on March 17, at 8.31%, and was the most spreads have widened in such a short period of time in over 25 years.

The Fund outperformed its peer group during this challenging period mainly due to our emphasis on higher-quality bonds and essentially no exposure to issuers in the troubled financial sector. The portfolio’s position in bonds of the lowest credit quality (CCC-rated) was underweighted by six percentage points relative to our benchmark index. Other factors that enhanced our performance relative to our peer group included our overweighted positions in recession-resistant industries such as health care, energy and utilities (up from 5% to 6% during the period), and our underweighted positions in recession-prone industries such as autos, retail, home builders and finance (down from 8% to 10%).

Detracting from the Fund’s performance was our overweighted position in the gaming sector (down 8% during the period) — though our credit selection in this sector was good — and our holdings in the airline sector, which was down 5.5%.

What is your outlook?

Our outlook for high-yield bonds is cautious and will remain so until it becomes clearer how the economy will perform during the remainder of 2008. We think that Federal Reserve rate cutting and other credit-easing moves that occurred during the period will help stabilize the nation’s financial system. In fact, the high-yield bond market has rallied somewhat since the Bear Stearns bailout in March.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

46

Even so, we are concerned about the threats to growth posed by problems in the housing and credit markets, as well as the potential for inflation sparked by ever-rising commodities prices. For these reasons, we will keep a defensive stance — preparing for a material increase in defaults as the economy slows.

With high-yield bond yield spreads at 6.53% over Treasury securities, bonds look fairly valued and the market appears to be compensating investors for the expected increase in the default rate. Also, the current market’s fear and volatility has provided opportunities to buy bonds at attractive prices. Although we are in a defensive mode, we will take advantage of any opportunities to add value to the Fund and enhance shareholder return.

1 Class A performance reflects the maximum sales charge of 4.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

47

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Municipal Bond Fund earned a total return of 1.28% as compared to the median return of its peer group, the Lipper General Municipal Debt Funds category, of 0.17%. The Fund’s market benchmark, the Lehman Brothers Municipal Bond Index, earned a return of 1.47%.

What factors affected the Fund’s performance?

Yields fell on shorter-term municipal bonds and rose on longer-term securities during the period, as the Federal Reserve cut interest rates repeatedly and many investors sought the relative safety of shorter maturities and higher-rated issuers. Fortunately, our portfolio was positioned for a steepening yield curve and a market emphasis on quality.

Our heavier weighting of three- to 10-year bonds enhanced our performance relative to our peer group as prices of securities at the middle of the yield curve rose slightly or stayed relatively stable. A focus on high-quality securities also benefited our relative performance as investor appetite for risk diminished as subprime mortgage troubles continued to impact other bond sectors. The ongoing flight to quality boosted the yields of lower-rated bonds and pushed down their prices. For the same reason, our lower weighting in high-yield municipal bonds enhanced our performance relative to our peer group. The Fund had limited exposure to high yield, whereas some other funds had a considerable percentage of their portfolios in this segment.

Our decision not to hold two types of securities that performed poorly during the period also enhanced the Fund’s performance relative to its peer group. These included gas prepay bonds, which lost value due to concerns about unrelated losses incurred by the major banks that underwrite them, and floating-rate note securities, many of which were down sharply during the period.

Despite the troubles facing bond insurers during the period, the portfolio fared well because our insured holdings are, on average, of very high quality; as a result, their prices did not fall dramatically. Rather than rely on bond insurance, we insist on carefully researching the credit quality of each security we consider.

What is your outlook?

We expect economic growth to continue at a slow pace in 2008, but we don’t expect a recession (though it may feel like one for many people). While the credit and housing markets still are a concern, we think the Federal Reserve

*Investors may be subject to state taxes and the federal alternative minimum tax.
Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.
The lists of Major Market Sectors and Top 10 States exclude short-term investments.

48

will refrain from further interest rate cuts at least through the fall. Inflation measures seem to remain above the Fed’s comfort zone and inflation risks are to the upside, particularly as commodity prices continue to rise.

The general outlook for municipal bonds appears favorable. Municipal bonds did not participate in Treasury securities’ strong rally during the period, and we think that has left them significantly undervalued.

If all of the events of this period make just one point, it’s that investors in this market must do their homework and monitor their holdings carefully. We will continue to do that for you. The Fund is in a strong position to take advantage of upcoming market values. Going forward, we will look for opportunities to add select longer-maturity and slightly lower-rated bonds to our portfolio to continue enhancing shareholders’ total return.

1 Class A performance reflects the maximum sales charge of 4.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

49

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Income Fund earned a total return of 0.13% as compared to the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Funds category, of 0.65%. The Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, earned a return of 4.08%.

What factors affected the Fund’s performance?

Our underperformance relative to our peer group is attributable to two main factors: About one-third of it was due to our holdings in corporate bonds and two-thirds was due to the floating-rate debt that backs our mortgage securities.

During the period we held an overweighted position in corporate bonds, which were negatively affected by the liquidity crunch that began last August. Within our corporate bond holdings we’ve typically held an overweighted position in the finance sector, which generally has been a high-rated area of the market. But during this reporting period, the worsening situation with sub-prime mortgage securities hurt the finance sector overall, since finance corporations issue and hold the securities. Our bank and brokerage securities were particularly affected during the period.

In addition, some of the corporate financial sector bonds we held were “hybrid securities.” These securities are designed to put the bondholder lower in the corporate repayment order in case of bankruptcy — but still ahead of stockholders — in exchange for higher returns. However, they were also hard hit by the credit crunch.

We used floating-rate debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated with maturities of from one to three years and a coupon rate that readjusts between one and three months. While this typically low-risk practice has generated additional yield for the Fund for many years, the floating-rate securities — backed by higher-quality credit card, auto and other loans — were impacted by subprime mortgage-related troubles, and they lost value.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

50

What is your outlook?

We think economic growth will remain slow through much of 2008. While it will likely take several more months for the economy to work off the effects of the credit crunch, we believe that the worst of the credit crunch is behind us. Consequently, the Federal Reserve is not likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

As the market perceives that the Fed is through easing rates for the time being, the yield curve will flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. We have shifted the maturities of our Treasury securities to take advantage of such a situation. Beyond that, we will maintain our current portfolio posture, not adding risk but not selling adversely affected securities while market prices are down due to investor fears. As noted, we think the worst is over for our affected corporate and floating-rate securities and that their value will rebound as the market calms down. As always, we will continue to look for opportunities to add value to the Fund and enhance shareholder return.

1 Class A performance reflects the maximum sales charge of 4.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

51

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Core Bond Fund earned a total return of 0.50% as compared to the median return of its peer group, the Lipper Intermediate Investment Grade Debt Funds category, of 2.40%. The Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, earned a return of 4.08%.

What factors affected the Fund’s performance?

Two main factors caused our underperformance relative to our peer group. About one-third of it was due to our holdings in corporate bonds and two-thirds was due to the floating-rate debt that backs our mortgage securities.

During the period we held an overweighted position in corporate bonds, which were negatively affected by the liquidity crunch that began last August. Within our corporate bond holdings we’ve typically held an overweighted position in the finance sector, which generally has been a high-rated area of the market. But during this reporting period, the worsening situation with subprime mortgage securities hurt the finance sector overall, since finance corporations issue and hold the securities. Our bank and brokerage securities were particularly affected during the period.

In addition, some of the corporate financial sector bonds we held were “hybrid securities.” These securities are designed to put the bondholder lower in the corporate repayment order in case of bankruptcy — but still ahead of stockholders — in exchange for higher returns. However, they were also hard hit by the credit crunch.

We used floating-rate debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that haven’t been created yet, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated with maturities of from one to three years and a coupon rate that readjusts between one and three months. While this typically low-risk practice has generated additional yield for the Fund for many years, the floating-rate securities — backed by higher-quality credit card, auto and other loans — were impacted by subprime mortgage-related troubles, and they lost value.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

52

What is your outlook?

We think economic growth will remain slow through much of 2008. While it will likely take several more months for the economy to work off the effects of the credit crunch, we believe that the worst of the credit crunch is behind us. Consequently, the Federal Reserve is not likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

As the market perceives that the Fed is through easing rates for the time being, the yield curve will flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. We have shifted the maturities of our Treasury securities to take advantage of such a situation. Beyond that, we will maintain our current portfolio posture, not adding risk but not selling adversely affected securities while market prices are down due to investor fears. As noted, we think the worst is over for our affected corporate and floating-rate securities and that their value will rebound as the market calms down. As always, we will continue to look for opportunities to add value to the Fund and enhance shareholder return.

1 Class A performance reflects the maximum sales charge of 4.5%. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

53

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Limited Maturity Bond Fund earned a total return of 0.12% as compared to the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 1.03%. The Fund’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, earned a return of 3.88%.

What factors affected the Fund’s performance?

Ongoing fears about growing troubles in the subprime mortgage and other credit markets caused investors to continue selling riskier securities in favor of safe Treasury issues. As a result, yields on shorter maturities and Treasury securities fell more sharply than yields on longer maturities and bonds with a credit structure.

With rising concerns about how much the housing slump, credit crunch and a massive de-leveraging of the U.S. financial system would disrupt the economy, the Federal Reserve cut the federal funds rate five times — for a total of 2.50% —from November through April. The government also undertook other extraordinary measures to inject liquidity into the financial system. The yield on the two-year Treasury note fell from 3.94% at the start of the period to 2.29% on April 30.

As investors flocked to the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and spread sectors — including investment-grade corporate, mortgage-backed, and asset-backed bonds — widened dramatically. With bond yields and prices moving in the opposite direction, Treasury prices rose and anything with a credit orientation or mortgage-back structure did poorly. Most of the Fund’s underperformance relative to its benchmark and peer group was due to its overweighted position in high-quality spread sectors and underweighted position in the government sector.

Our relative performance benefited during the period from moves to position the portfolio for a steeper yield curve and purchasing options on Treasury futures, which enabled us to extend the portfolio’s duration when interest rates declined significantly. The options’ value grew as rates fell. The Fund’s relative performance also benefited from our overweighted position in agency securities, which did significantly better than corporate bonds or securitized assets.

What is your outlook?

We think economic growth will remain slow through much of 2008. While it will likely take several more months for the economy to work off the effects of the credit crunch, we believe that the worst of the situation is behind us.

Quoted Fund performance is for Class A shares.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

54

Consequently, the Federal Reserve is not likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

As the market perceives that the Fed is through easing rates, the yield curve will flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. We have begun positioning the portfolio to take advantage of such a situation.

We will maintain our overweighted position in spread-sector investments and will add to these holdings as attractive opportunities arise. We believe that our spread-sector securities are solid investments and that their value will rebound as the market calms down.

1 Class A, Class B, and Institutional Class shares have no sales loads.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* The Lehman Brothers Government/Credit 1-3 Year Bond Index is an unmanaged index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

55

How did the Fund perform during the six-month period ended April 30, 2008?

Thrivent Money Market Fund earned a total return of 2.00% as compared to the median return of its peer group, the Lipper Money Market Funds category, of 1.67%.

What factors affected the Fund’s performance?

The factor that most influenced money market securities was the “liquidity crunch” that began last August and continued throughout the reporting period. It was caused by a combination of factors, including fears that troubles in the subprime mortgage sector would spread to other types of fixed-income securities, including asset-backed commercial paper. Yields rose on most structured securities, while yields declined on industrial names, U.S agency debt, and Treasuries as investors sought quality.

Fortunately, our investment philosophy was rewarded during this market turmoil. Our portfolio held little exposure to the types of securities that concerned the market, and we took advantage of the higher yields offered on many types of securities that we felt still offered our shareholders the liquidity and safety they expect. Early in the period, we purchased some longer-dated (three to six months) securities at attractive prices, enabling us to extend the Fund’s weighted average maturity in high-quality investments. This move benefited us as the Fed continued to cut the federal funds rate during the six months, from November through April, ending with a federal funds target rate of 2.0%.

The Fund also benefited from its holdings of LIBOR (London Interbank Offered Rate)-based floaters, which reset at high rates during the period because of the disruption in the European banking system and the subsequent increase in LIBOR rates. Also benefitting the Fund’s performance was our effective management of overnight liquidity. We believe our willingness to shift in and out of a variety of overnight investments depending on the yield provided us with a competitive advantage against industry participants that have been less flexible.

What is your outlook?

We expect economic growth to continue at a slow pace in 2008, and possibly dip into negative territory. Although economic conditions remain weak, we still do not expect a recession (defined as two or more consecutive quarters

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Quoted Fund performance is for Class A shares.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Portfolio Composition is subject to change.

56

of negative GDP). While the credit and housing markets remain a concern, we think the Federal Reserve will refrain from further interest rate cuts as long as the general economy continues to show signs of stabilizing. Since inflation rate measures remain above the Fed’s comfort zone, and the outlook for inflation remains a concern, we continue to prepare for the possibility that the Federal Reserve will bring interest rates to a more neutral level once it is convinced that the downside risks to the economy have subsided.

We continue to manage the Fund conservatively as we prepare for the possibility that interest rates and fund flows may change unexpectedly. While we may extend the Fund’s weighted average maturity, it will be done only when the markets appear to price in our concerns regarding inflation and interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

1 Class A shares have no sales load. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

* Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

57

Shareholder Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ( $2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2007	4/30/2008	11/1/2007 — 4/30/2008	Ratio

Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$907	$2.47	0.52%
Institutional Class	$1,000	$907	$0.95	0.20%
Hypothetical **
Class A	$1,000	$1,022	$2.62	0.52%
Institutional Class	$1,000	$1,024	$1.01	0.20%

Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$924	$2.35	0.49%
Institutional Class	$1,000	$925	$0.82	0.17%
Hypothetical **
Class A	$1,000	$1,022	$2.47	0.49%
Institutional Class	$1,000	$1,024	$0.86	0.17%

58

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2007	4/30/2008	11/1/2007— 4/30/2008	Ratio

Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$946	$2.38	0.49%
Institutional Class	$1,000	$947	$0.87	0.18%
Hypothetical **
Class A	$1,000	$1,022	$2.47	0.49%
Institutional Class	$1,000	$1,024	$0.91	0.18%

Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$965	$2.25	0.46%
Institutional Class	$1,000	$967	$1.08	0.22%
Hypothetical **
Class A	$1,000	$1,023	$2.32	0.46%
Institutional Class	$1,000	$1,024	$1.11	0.22%

Thrivent Technology Fund
Actual
Class A	$1,000	$791	$6.56	1.47%
Class B	$1,000	$788	$10.21	2.29%
Institutional Class	$1,000	$794	$4.43	0.99%
Hypothetical **
Class A	$1,000	$1,018	$7.39	1.47%
Class B	$1,000	$1,014	$11.50	2.29%
Institutional Class	$1,000	$1,020	$4.99	0.99%

Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$825	$6.51	1.43%
Institutional Class	$1,000	$826	$4.87	1.07%
Hypothetical **
Class A	$1,000	$1,018	$7.19	1.43%
Institutional Class	$1,000	$1,020	$5.39	1.07%

Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$953	$6.52	1.34%
Class B	$1,000	$948	$11.61	2.39%
Institutional Class	$1,000	$956	$3.36	0.69%
Hypothetical **
Class A	$1,000	$1,018	$6.74	1.34%
Class B	$1,000	$1,013	$11.99	2.39%
Institutional Class	$1,000	$1,021	$3.48	0.69%

Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$862	$6.03	1.30%
Class B	$1,000	$857	$11.25	2.43%
Institutional Class	$1,000	$864	$3.35	0.72%
Hypothetical **
Class A	$1,000	$1,018	$6.54	1.30%
Class B	$1,000	$1,013	$12.19	2.43%
Institutional Class	$1,000	$1,021	$3.63	0.72%

Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$882	$4.46	0.95%
Hypothetical **
Class A	$1,000	$1,020	$4.78	0.95%

59

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2007	4/30/2008	11/1/2007 — 4/30/2008	Ratio

Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$883	$5.35	1.14%
Class B	$1,000	$878	$10.81	2.31%
Institutional Class	$1,000	$886	$2.12	0.45%
Hypothetical **
Class A	$1,000	$1,019	$5.74	1.14%
Class B	$1,000	$1,013	$11.60	2.31%
Institutional Class	$1,000	$1,023	$2.27	0.45%

Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$946	$6.06	1.25%
Institutional Class	$1,000	$946	$4.66	0.96%
Hypothetical **
Class A	$1,000	$1,019	$6.29	1.25%
Institutional Class	$1,000	$1,020	$4.84	0.96%

Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$876	$5.52	1.18%
Class B	$1,000	$871	$11.15	2.39%
Institutional Class	$1,000	$879	$3.28	0.70%
Hypothetical **
Class A	$1,000	$1,019	$5.94	1.18%
Class B	$1,000	$1,013	$11.99	2.39%
Institutional Class	$1,000	$1,021	$3.53	0.70%

Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$929	$3.41	0.71%
Hypothetical **
Class A	$1,000	$1,021	$3.58	0.71%

Thrivent Mid Cap Index Fund - I
Actual
Institutional Class	$1,000	$930	$3.94	0.82%
Hypothetical **
Institutional Class	$1,000	$1,021	$4.13	0.82%

Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$900	$6.02	1.27%
Class B	$1,000	$895	$11.72	2.48%
Institutional Class	$1,000	$903	$3.32	0.70%
Hypothetical **
Class A	$1,000	$1,019	$6.39	1.27%
Class B	$1,000	$1,013	$12.44	2.48%
Institutional Class	$1,000	$1,021	$3.53	0.70%

Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$895	$5.53	1.17%
Class B	$1,000	$891	$9.01	1.91%
Institutional Class	$1,000	$899	$3.74	0.79%
Hypothetical **
Class A	$1,000	$1,019	$5.89	1.17%
Class B	$1,000	$1,015	$9.60	1.91%
Institutional Class	$1,000	$1,021	$3.98	0.79%

60

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2007	4/30/2008	11/1/2007 — 4/30/2008	Ratio

Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$918	$4.73	0.99%
Class B	$1,000	$912	$10.49	2.20%
Institutional Class	$1,000	$920	$2.35	0.49%
Hypothetical **
Class A	$1,000	$1,020	$4.99	0.99%
Class B	$1,000	$1,014	$11.05	2.20%
Institutional Class	$1,000	$1,022	$2.47	0.49%

Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$908	$4.80	1.01%
Class B	$1,000	$904	$8.97	1.89%
Institutional Class	$1,000	$909	$2.67	0.56%
Hypothetical **
Class A	$1,000	$1,020	$5.09	1.01%
Class B	$1,000	$1,016	$9.50	1.89%
Institutional Class	$1,000	$1,022	$2.82	0.56%

Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$901	$2.84	0.60%
Hypothetical **
Class A	$1,000	$1,022	$3.02	0.60%

Thrivent Large Cap Index Fund - I
Actual
Institutional Class	$1,000	$901	$2.65	0.56%
Hypothetical **
Institutional Class	$1,000	$1,022	$2.82	0.56%

Thrivent Balanced Fund
Actual
Class A	$1,000	$940	$5.27	1.09%
Class B	$1,000	$935	$9.94	2.06%
Institutional Class	$1,000	$942	$3.00	0.62%
Hypothetical **
Class A	$1,000	$1,019	$5.49	1.09%
Class B	$1,000	$1,015	$10.35	2.06%
Institutional Class	$1,000	$1,022	$3.13	0.62%

Thrivent High Yield Fund
Actual
Class A	$1,000	$998	$4.33	0.87%
Class B	$1,000	$994	$8.60	1.73%
Institutional Class	$1,000	$998	$2.19	0.44%
Hypothetical **
Class A	$1,000	$1,021	$4.38	0.87%
Class B	$1,000	$1,016	$8.70	1.73%
Institutional Class	$1,000	$1,023	$2.22	0.44%

Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$1,013	$3.86	0.77%
Class B	$1,000	$1,009	$7.36	1.47%
Institutional Class	$1,000	$1,014	$2.36	0.47%
Hypothetical **
Class A	$1,000	$1,021	$3.88	0.77%
Class B	$1,000	$1,018	$7.39	1.47%
Institutional Class	$1,000	$1,023	$2.37	0.47%

61

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2007	4/30/2008	11/1/2007 — 4/30/2008	Ratio

Thrivent Income Fund
Actual
Class A	$1,000	$1,001	$3.99	0.80%
Class B	$1,000	$997	$8.12	1.63%
Institutional Class	$1,000	$1,003	$1.90	0.38%
Hypothetical **
Class A	$1,000	$1,021	$4.03	0.80%
Class B	$1,000	$1,017	$8.20	1.63%
Institutional Class	$1,000	$1,023	$1.92	0.38%

Thrivent Core Bond Fund
Actual
Class A	$1,000	$1,005	$4.10	0.82%
Class B	$1,000	$999	$9.72	1.95%
Institutional Class	$1,000	$1,007	$2.45	0.49%
Hypothetical **
Class A	$1,000	$1,021	$4.13	0.82%
Class B	$1,000	$1,015	$9.80	1.95%
Institutional Class	$1,000	$1,022	$2.47	0.49%

Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$1,001	$3.39	0.68%
Class B	$1,000	$1,000	$4.29	0.86%
Institutional Class	$1,000	$1,003	$1.70	0.34%
Hypothetical **
Class A	$1,000	$1,022	$3.43	0.68%
Class B	$1,000	$1,021	$4.33	0.86%
Institutional Class	$1,000	$1,023	$1.72	0.34%

Thrivent Money Market Fund
Actual
Class A	$1,000	$1,020	$2.72	0.54%
Class B	$1,000	$1,018	$5.08	1.01%
Institutional Class	$1,000	$1,021	$1.76	0.35%
Hypothetical **
Class A	$1,000	$1,022	$2.72	0.54%
Class B	$1,000	$1,020	$5.09	1.01%
Institutional Class	$1,000	$1,023	$1.77	0.35%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period ***	Expense
	2/29/2008	4/30/2008	2/29/2008 — 4/30/2008	Ratio

Thrivent Partner Worldwide Allocation Fund
Actual
Class A	$1,000	$1,027	$2.17	1.26%
Institutional Class	$1,000	$1,028	$1.64	0.95%
Hypothetical **
Class A	$1,000	$1,006	$2.15	1.26%
Institutional Class	$1,000	$1,007	$1.62	0.95%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

** Assuming 5% total return before expenses

*** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 to reflect the one-half year period.

62

Aggressive Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Funds (92.2%)
498,128	Thrivent Real Estate Securities Fund	$5,633,823	1.4%
2,666,576	Thrivent Partner Small Cap Growth Fund #	29,465,666	7.2
991,560	Thrivent Partner Small Cap Value Fund	14,853,570	3.6
2,025,760	Thrivent Small Cap Stock Fund #	31,682,894	7.7
987,201	Thrivent Mid Cap Growth Fund #	16,259,195	3.9
1,356,739	Thrivent Partner Mid Cap Value Fund	15,629,632	3.8
2,198,883	Thrivent Mid Cap Stock Fund	31,927,788	7.8
165,514	Thrivent Partner Worldwide Allocation Fund #	1,701,481	0.4
5,916,849	Thrivent Partner International Stock Fund	76,859,865	18.7
14,322,303	Thrivent Large Cap Growth Fund	82,926,133	20.2
2,045,811	Thrivent Large Cap Value Fund	31,853,272	7.7
1,433,501	Thrivent Large Cap Stock Fund	36,009,555	8.8
400,981	Thrivent Equity Income Plus Fund #	4,094,015	1.0
	Total Equity Funds
	(cost $391,257,071)	378,896,889

Debt Funds (7.8%)
1,786,505	Thrivent High Yield Fund	8,628,817	2.1
1,861,198	Thrivent Income Fund	15,429,334	3.7
656,239	Thrivent Limited Maturity Bond Fund	8,058,618	2.0
	Total Debt Funds
	(cost $32,800,908)	32,116,769
	Total Investments
	(cost $424,057,979) 100.0%	$411,013,658
	Other Assets and Liabilities,
	Net (0.0%)	(162,324)
	Total Net Assets 100.0%	$410,851,334

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,677,032
Gross unrealized depreciation	(17,721,353)
Net unrealized appreciation (depreciation)	($13,044,321)
Cost for federal income tax purposes	$424,057,979

The accompanying Notes to Financial Statements are an integral part of this schedule.
63

Moderately Aggressive Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Funds (78.3%)
3,279,745	Thrivent Real Estate Securities Fund	$37,093,916	3.8%
2,698,534	Thrivent Partner Small Cap Growth Fund #	29,818,800	3.0
1,501,796	Thrivent Partner Small Cap Value Fund	22,496,905	2.3
3,168,317	Thrivent Small Cap Stock Fund #	49,552,484	5.0
1,249,960	Thrivent Mid Cap Growth Fund #	20,586,844	2.1
1,525,597	Thrivent Partner Mid Cap Value Fund	17,574,872	1.8
2,927,443	Thrivent Mid Cap Stock Fund	42,506,471	4.3
887,970	Thrivent Partner Worldwide Allocation Fund #	9,128,330	0.9
9,898,852	Thrivent Partner International Stock Fund	128,586,084	13.1
25,154,874	Thrivent Large Cap Growth Fund	145,646,719	14.8
8,945,200	Thrivent Large Cap Value Fund	139,276,761	14.1
4,751,645	Thrivent Large Cap Stock Fund	119,361,330	12.1
966,065	Thrivent Equity Income Plus Fund #	9,863,521	1.0
	Total Equity Funds
	(cost $796,211,540)	771,493,037

Debt Funds (21.7%)
12,596,929	Thrivent High Yield Fund	60,843,168	6.2
13,398,919	Thrivent Income Fund	111,077,043	11.3
3,359,011	Thrivent Limited Maturity Bond Fund	41,248,661	4.2
	Total Debt Funds
	(cost $216,964,731)	213,168,872

Short-Term Investments (<0.1%)
423,823	Thrivent Money Market Fund	423,823	<0.1
	Total Short-Term Investments
	(cost $423,823)	423,823
	Total Investments
	(cost $1,013,600,094) 100.0%	$985,085,732
	Other Assets and Liabilities,
	Net (0.0%)	(382,925)
	Total Net Assets 100.0%	$984,702,807

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,720,448
Gross unrealized depreciation	(36,234,810)
Net unrealized appreciation (depreciation)	($28,514,362)
Cost for federal income tax purposes	$1,013,600,094

The accompanying Notes to Financial Statements are an integral part of this schedule.
64

Moderate Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Funds (58.7%)
3,377,704	Thrivent Real Estate Securities Fund	$38,201,835	4.0%
1,332,914	Thrivent Partner Small Cap Growth Fund #	14,728,703	1.5
1,162,678	Thrivent Partner Small Cap Value Fund	17,416,923	1.8
1,259,374	Thrivent Small Cap Stock Fund #	19,696,609	2.1
603,175	Thrivent Mid Cap Growth Fund #	9,934,297	1.0
1,124,558	Thrivent Partner Mid Cap Value Fund	12,954,906	1.4
2,091,093	Thrivent Mid Cap Stock Fund	30,362,677	3.2
580,725	Thrivent Partner Worldwide Allocation Fund #	5,969,857	0.6
6,847,274	Thrivent Partner International Stock Fund	88,946,090	9.3
20,613,898	Thrivent Large Cap Growth Fund	119,354,469	12.5
6,566,875	Thrivent Large Cap Value Fund	102,246,245	10.7
3,644,758	Thrivent Large Cap Stock Fund	91,556,328	9.6
946,465	Thrivent Equity Income Plus Fund #	9,663,405	1.0
	Total Equity Funds
	(cost $574,059,364)	561,032,344
Debt Funds (39.3%)
12,159,164	Thrivent High Yield Fund	58,728,763	6.1
20,667,650	Thrivent Income Fund	171,334,823	17.9
11,881,632	Thrivent Limited Maturity Bond Fund	145,906,435	15.3
	Total Debt Funds
	(cost $383,626,006)	375,970,021
Short-Term Investments (2.0%)
19,566,925	Thrivent Money Market Fund	19,566,925	2.0
	Total Short-Term Investments
	(cost $19,566,925)	19,566,925
	Total Investments
	(cost $977,252,295) 100.0%	$956,569,290
	Other Assets and Liabilities,
	Net (0.0%)	(464,141)
	Total Net Assets 100.0%	$956,105,149

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,957,697
Gross unrealized depreciation	(28,640,702)
Net unrealized appreciation (depreciation)	($20,683,005)
Cost for federal income tax purposes	$977,252,295

The accompanying Notes to Financial Statements are an integral part of this schedule.
65

Moderately Conservative Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Funds (39.9%)
1,330,928	Thrivent Real Estate Securities Fund	$15,052,801	4.0%
270,796	Thrivent Partner Small Cap Value Fund	4,056,523	1.1
765,448	Thrivent Small Cap Stock Fund #	11,971,610	3.2
20,013	Thrivent Partner Mid Cap Value Fund	230,551	0.1
849,297	Thrivent Mid Cap Stock Fund	12,331,793	3.3
185,948	Thrivent Partner Worldwide Allocation Fund #	1,911,542	0.5
1,680,212	Thrivent Partner International Stock Fund	21,825,960	5.9
5,476,704	Thrivent Large Cap Growth Fund	31,710,118	8.6
1,761,449	Thrivent Large Cap Value Fund	27,425,759	7.4
704,658	Thrivent Large Cap Stock Fund	17,701,013	4.8
374,527	Thrivent Equity Income Plus Fund #	3,823,918	1.0
	Total Equity Funds
	(cost $149,979,931)	148,041,588

Debt Funds (55.9%)
3,907,706	Thrivent High Yield Fund	18,874,221	5.1
6,138,459	Thrivent Income Fund	50,887,825	13.7
11,240,106	Thrivent Limited Maturity Bond Fund	138,028,503	37.1
	Total Debt Funds
	(cost $211,923,313)	207,790,549

Short-Term Investments (4.3%)
15,938,739	Thrivent Money Market Fund	15,938,739	4.3
	Total Short-Term Investments
	(cost $15,938,739)	15,938,739
	Total Investments
	(cost $377,841,983) 100.1%	$371,770,876
	Other Assets and Liabilities,
	Net (0.1%)	(216,988)
	Total Net Assets 100.0%	$371,553,888

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,788,951
Gross unrealized depreciation	(8,860,058)
Net unrealized appreciation (depreciation)	($6,071,107)
Cost for federal income tax purposes	$377,841,983

The accompanying Notes to Financial Statements are an integral part of this schedule.
66

Technology Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Communications Equipment (20.0%)			Internet Software & Services (10.4%)
67,900	Cisco Systems, Inc. #	$1,740,956	3,400	Google, Inc. #	$1,952,586
37,000	Corning, Inc.	988,270	62,000	Yahoo!, Inc. #	1,699,420
28,900	Juniper Networks, Inc. #	798,218		Total Internet Software
38,800	Motorola, Inc.	386,448		& Services	3,652,006
30,500	QUALCOMM, Inc.	1,317,295
15,200	Research in Motion, Ltd. #	1,848,776	IT Consulting & Services (5.9%)
	Total Communications		9,600	Affiliated Computer Services, Inc. #	508,512
	Equipment	7,079,963	23,000	Cognizant Technology Solutions
				Corporation #	741,750
Computers & Peripherals (16.2%)			11,300	Fidelity National Information
11,700	Apple Computer, Inc. #	2,035,215		Services, Inc. *	407,478
28,000	Data Domain, Inc. #*	609,000	8,400	Fiserv, Inc. #	424,620
197,900	EMC Corporation #	3,047,660		Total IT Consulting & Services	2,082,360
	Total Computers & Peripherals	5,691,875
			Materials (0.7%)
Consumer Discretionary (2.3%)			2,100	Monsanto Company	239,442
15,600	DIRECTV Group, Inc. #	384,384		Total Materials	239,442
11,500	WMS Industries, Inc. #	416,185
	Total Consumer Discretionary	800,569	Semiconductors & Semiconductor Equipment (14.7%)
			14,500	Applied Materials, Inc.	270,570
Energy (3.0%)			29,600	Broadcom Corporation #	768,416
7,000	Cameco Corporation	244,930	28,000	FormFactor, Inc. #	539,560
2,700	Vestas Wind Systems #	292,739	73,100	Intel Corporation	1,627,206
14,200	Willbros Group, Inc. *	512,478	18,100	Intersil Corporation	483,632
	Total Energy	1,050,147	7,000	MEMC Electronic Materials, Inc.	440,790
			46,900	Teradyne, Inc. #	623,301
Health Care (2.9%)			16,500	Xilinx, Inc.	408,705
34,400	Hansen Medical, Inc. #*	600,280		Total Semiconductors &
7,500	Shire Pharmaceuticals Group plc ADR *	412,050		Semiconductor Equipment	5,162,180
	Total Health Care	1,012,330
			Software (13.4%)
Industrials (5.1%)			15,400	Adobe Systems, Inc. #*	574,266
13,500	American Superconductor Corporation *	341,280	206,600	Compuware Corporation #	1,557,764
1,700	First Solar, Inc. #	496,383	63,400	Lawson Software, Inc. #	506,566
4,600	SunPower Corporation #*	401,442	46,500	Nuance Communications, Inc. #*	943,020
8,400	Suntech Power Holdings		8,900	Salesforce.com, Inc. #	593,897
	Company, Ltd. ADR #*	375,732	20,400	TiVo, Inc. #*	167,892
14,300	Vicor Corporation *	172,458	5,600	VMware, Inc. #*	373,184
	Total Industrials	1,787,295		Total Software	4,716,589

Information Technology (1.5%)			Telecommunications Services (3.1%)
48,100	Netezza Corporation #	509,860	23,700	Clearwire Corporation #*	358,818
	Total Information Technology	509,860	89,400	Sprint Nextel Corporation	714,306
				Total Telecommunications
				Services	1,073,124

				Total Common Stock
				(cost $35,482,276)	34,857,740

The accompanying Notes to Financial Statements are an integral part of this schedule.
67

Technology Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.8%)	Rate (+)	Date	Value
5,889,000	Thrivent Financial Securities Lending Trust	2.740%	N/A	$5,889,000
	Total Collateral Held for Securities Loaned
	(cost $5,889,000)			5,889,000

		Interest	Maturity
Shares	Short-Term Investments (0.8%)	Rate (+)	Date	Value
294,859	Thrivent Money Market Fund	2.700%	N/A	$294,859
	Total Short-Term Investments (at amortized cost)			294,859
	Total Investments (cost $41,666,135) 116.8%			$41,041,599
	Other Assets and Liabilities, Net (16.8%)			(5,904,665)
	Total Net Assets 100.0%			$35,136,934

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,996,044
Gross unrealized depreciation	(3,620,580)
Net unrealized appreciation (depreciation)	($624,536)
Cost for federal income tax purposes	$41,666,135

The accompanying Notes to Financial Statements are an integral part of this schedule.
68

Partner Small Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value
Consumer Discretionary (14.8%)			4,230	W-H Energy Services, Inc. #	$326,937
18,030	Aeropostale, Inc. #*	$573,174	16,605	Willbros Group, Inc. *	599,274
19,540	AirMedia Group, Inc. ADR #*	388,064		Total Energy	6,072,351
27,641	BJ’s Restaurants, Inc. #	385,316
6,720	Buckle, Inc.	326,458	Financials (7.8%)
7,800	Capella Education Company #	503,022	13,308	Cohen & Steers, Inc.	371,559
5,990	Chipotle Mexican Grill, Inc. #*	587,799	6,390	Cullen/Frost Bankers, Inc.	356,690
4,860	Deckers Outdoor Corporation #	671,020	15,040	Digital Realty Trust, Inc. *	582,800
25,365	Fossil, Inc. #	907,813	13,000	Dime Community Bancshares	242,710
26,635	Great Wolf Resorts, Inc. #	162,740	29,570	Extra Space Storage, Inc.	497,663
10,650	Gymboree Corporation #	460,293	19,414	Greenhill & Company, Inc. *	1,262,881
20,950	Interactive Data Corporation	565,231	9,320	Investment Technology Group, Inc. #	449,783
13,490	J. Crew Group, Inc. #*	640,775	13,680	MSCI, Inc. #	424,354
15,610	Lennar Corporation *	287,536	6,895	PrivateBancorp, Inc.	234,361
23,570	LKQ Corporation #*	512,883	17,545	Signature Bank #	462,837
8,250	Lululemon Athletica, Inc. #*	255,502	33,589	Texas Capital Bancshares, Inc. #	619,717
3,340	New Oriental Education & Technology		20,960	Waddell & Reed Financial, Inc.	709,706
	Group, Inc. ADR #	250,700	4,530	Westamerica Bancorporation *	264,733
13,260	Peet’s Coffee & Tea, Inc. #	308,030	11,060	Wintrust Financial Corporation	350,823
6,010	Priceline.com, Inc. #*	767,116		Total Financials	6,830,617
15,590	Red Robin Gourmet Burgers, Inc. #*	640,437
7,040	Strayer Education, Inc.	1,307,258	Health Care (17.6%)
15,020	Tempur-Pedic International	166,872	15,780	Acorda Therapeutics, Inc. #	332,169
20,445	Tenneco, Inc.	522,983	4,140	Air Methods Corporation	166,014
8,310	Tractor Supply Company #	295,504	4,230	Alexion Pharmaceuticals, Inc. #*	297,707
18,380	True Religion Apparel, Inc. *	337,457	4,950	Amedisys, Inc. #	256,410
7,370	Tupperware Corporation	290,378	10,385	Angiodynamics, Inc. #	153,490
24,450	WMS Industries, Inc. #	884,846	47,185	Applera Corporation (Celera Group) #	631,335
	Total Consumer Discretionary	12,999,207	18,991	ArthroCare Corporation #	855,734
			10,670	Auxilium Pharmaceuticals, Inc. #*	328,102
Consumer Staples (2.2%)			18,720	BioMarin Pharmaceutical, Inc. #*	682,531
17,746	Bare Escentuals, Inc. #	404,786	26,510	Cepheid, Inc. #	518,801
7,410	Central European Distribution		8,410	Haemonetics Corporation #	481,304
	Corporation *	451,417	9,100	HealthExtras, Inc. #	256,802
8,433	Chattem, Inc. #*	589,298	21,740	Hologic, Inc. #*	634,591
10,920	Darling International, Inc.	166,748	9,210	ICON plc ADR #	663,120
13,985	Flowers Foods, Inc.	362,072	7,725	IDEXX Laboratories, Inc. #	410,970
	Total Consumer Staples	1,974,321	10,402	Illumina, Inc. #*	810,212
			8,507	Integra LifeSciences Holdings
Energy (6.9%)				Corporation #	360,442
8,050	Alpha Natural Resources, Inc. #	391,632	8,255	inVentiv Health, Inc. #	245,421
9,240	Arena Resources, Inc. #*	414,876	20,600	K-V Pharmaceutical Company #*	503,464
4,030	Atwood Oceanics, Inc. #	405,781	7,540	Martek Biosciences Corporation	265,860
5,390	Bill Barrett Corporation	277,208	7,234	Mentor Corporation	211,739
31,073	Cal Dive International, Inc. #	378,780	6,080	MWI Veterinary Supply, Inc. #	209,578
21,110	Concho Resources, Inc. #	582,003	50,880	Nighthawk Radiology Holdings, Inc. #	381,600
4,320	Core Laboratories NV #	541,210	12,230	NuVasive, Inc. #*	466,574
20,473	Dril-Quip, Inc. #	1,170,237	2,605	Owens & Minor, Inc.	118,059
7,410	Hornbeck Offshore Services, Inc. #*	369,537	31,080	PAREXEL International Corporation #	789,432
26,010	Petrohawk Energy Corporation #	614,876	6,920	Pediatrix Medical Group, Inc. #	470,698

The accompanying Notes to Financial Statements are an integral part of this schedule.
69

Partner Small Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value
Health Care — continued			12,910	Cavium Networks, Inc. #*	$265,300
20,890	Perrigo Company *	$856,281	37,650	Cirrus Logic, Inc.	269,198
12,435	Phase Forward, Inc. #	228,804	12,074	Comverge, Inc. #	158,411
13,115	PSS World Medical, Inc. #	216,004	15,410	Concur Technologies, Inc. #*	510,687
10,120	Psychiatric Solutions, Inc. #*	351,265	36,160	CyberSource Corporation #	656,304
12,040	Rigel Pharmaceuticals, Inc. *	270,900	31,560	Double-Take Software, Inc. #	469,613
11,960	Savient Pharmaceuticals, Inc. #*	261,206	9,470	DTS, Inc. #	279,365
14,505	Trizetto Group, Inc.	305,330	9,540	EMS Technologies, Inc.	246,704
10,440	United Therapeutics Corporation #*	882,180	40,158	Euronet Worldwide, Inc. #	709,993
5,805	West Pharmaceutical Services, Inc.	272,313	26,760	F5 Networks, Inc. #	605,579
9,140	Xenoport, Inc. #	391,009	20,960	FLIR Systems, Inc. #	719,557
	Total Health Care	15,537,451	40,995	Foundry Networks, Inc.	521,866
			15,035	Heartland Payment Systems, Inc.	329,266
Industrials (16.1%)			76,908	Informatica Corporation #	1,227,452
34,015	AAR Corporation #	795,951	33,790	Intermec, Inc. #	713,645
18,470	Actuant Corporation *	625,579	23,880	Jack Henry & Associates, Inc.	627,566
12,660	Aecom Technology Corporation #	347,644	69,035	Macrovision Corporation #	1,089,372
17,021	Aircastle, Ltd.	237,954	10,338	Mercadolibre, Inc. #	522,896
10,630	American Superconductor Corporation *	268,726	19,350	MICROS Systems, Inc. #	689,828
5,370	Bucyrus International, Inc.	676,244	15,510	Microsemi Corporation #	379,995
35,412	CoStar Group, Inc. #	1,698,006	10,780	Net 1 UEPS Technology, Inc. #	252,683
21,427	Forward Air Corporation	730,446	32,600	NeuStar, Inc. #	896,826
6,410	FTI Consulting, Inc. #*	410,240	7,635	Nice Systems, Ltd. ADR	243,098
21,202	Genesis Lease, Ltd.	286,227	57,002	Omniture, Inc. #*	1,300,786
3,235	Heico Corporation	166,635	17,051	Perficient, Inc. #	156,528
7,280	Heidrick & Struggles International, Inc.	217,890	14,730	Plexus Corporation #	354,846
12,716	IDEX Corporation	466,550	38,910	PMC-Sierra, Inc.	302,331
8,480	IHS, Inc. #*	560,104	19,625	Quality Systems, Inc.	630,355
14,110	JA Solar Holdings Company, Ltd. ADR #	338,781	13,850	Sybase, Inc. #*	407,467
11,585	Ladish Company, Inc. #	348,245	25,910	Taleo Corporation #	505,245
8,200	Landstar System, Inc.	426,072	21,280	Trimble Navigation, Ltd. #	697,771
4,520	Middleby Corporation #*	283,630	75,707	ValueClick, Inc. #	1,510,355
15,500	Mobile Mini, Inc. #	329,375	30,640	Vasco Data Security
15,050	Orbital Sciences Corporation *	404,996		International, Inc. #	309,158
31,204	Polypore International, Inc. #	730,486	34,682	Veraz Networks, Inc. #	89,133
12,590	RBC Bearings, Inc. #	503,222	16,420	VistaPrint, Ltd. #*	558,773
15,380	Robbins & Myers, Inc.	613,047	11,290	Vocus, Inc. #	313,749
5,630	Teledyne Technologies, Inc. #	330,650	29,940	Websense, Inc. #	582,333
6,725	Tennant Company	229,524		Total Information Technology	21,584,953
14,960	Tetra Tech, Inc. #	316,105
7,880	TransDigm Group, Inc. #	299,204	Materials (3.2%)
12,020	UTI Worldwide, Inc.	264,200	10,590	Century Aluminum Company #	733,781
10,320	Wabtec Corporation	442,522	2,770	CF Industries Holdings, Inc.	370,349
24,285	Woodward Governor Company *	853,132	2,490	Compass Minerals International, Inc.	156,870
	Total Industrials	14,201,387	6,920	Greif, Inc.	447,032
			31,960	Helca Mining Company *	327,910
Information Technology (24.5%)			8,810	Koppers Holdings, Inc.	426,756
18,350	ANSYS, Inc. #	738,220	8,810	Terra Industries, Inc. *	333,547
13,530	Atheros Communications, Inc. #	360,169		Total Materials	2,796,245
11,075	Blackboard, Inc. #	382,530

The accompanying Notes to Financial Statements are an integral part of this schedule.
70

Partner Small Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value
Telecommunications Services (1.8%)			Utilities (0.5%)
12,135	Cbeyond, Inc. #	$239,545	7,310	ITC Holdings Corporation	$407,752
11,050	Cellcom Israel, Ltd.	365,313		Total Utilities	407,752
12,350	Cogent Communications Group, Inc.	259,474
43,987	Paetec Holdings Corporation #	339,140		Total Common Stock
25,950	Syniverse Holdings, Inc. #	407,674		(cost $78,958,954)	84,015,430
	Total Telecommunications
	Services	1,611,146

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (18.5%)	Rate (+)	Date	Value
16,308,299	Thrivent Financial Securities Lending Trust	2.740%	N/A	$16,308,299
	Total Collateral Held for Securities Loaned
	(cost $16,308,299)			16,308,299

		Interest	Maturity
Shares	Short-Term Investments (4.5%)	Rate (+)	Date	Value
3,961,797	Thrivent Money Market Fund	2.700%	N/A	$3,961,797
	Total Short-Term Investments (at amortized cost)			3,961,797
	Total Investments (cost $99,229,050) 118.4%			$104,285,526
	Other Assets and Liabilities, Net (18.4%)			(16,184,264)
	Total Net Assets 100.0%			$88,101,262

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,318,353
Gross unrealized depreciation	(4,261,877)
Net unrealized appreciation (depreciation)	$5,056,476
Cost for federal income tax purposes	$99,229,050

The accompanying Notes to Financial Statements are an integral part of this schedule.
71

Partner Small Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Consumer Discretionary (10.2%)			20,000	Employers Holdings, Inc.	$381,600
93,000	Aaron Rents, Inc. *	$2,315,700	61,700	First Financial Fund, Inc. *	596,639
31,500	Cavco Industries, Inc. #*	1,257,480	47,600	Glacier Bancorp, Inc. *	979,608
58,500	Corinthian Colleges, Inc. #	663,975	28,400	Hatteras Financial Corporation #	717,952
30,000	CSS Industries, Inc.	938,100	61,800	Hercules Technology Growth
53,700	Dixie Group, Inc. #	418,860		Capital, Inc. *	627,270
34,000	Dorman Products, Inc. #	348,840	33,000	Home Bancshares, Inc. *	766,590
43,700	Drew Industries, Inc. #*	1,065,843	37,800	JMP Group, Inc.	264,600
41,100	Fred’s, Inc. *	455,388	66,850	Kohlberg Capital Corporation *	671,174
64,400	Haverty Furniture Companies, Inc. *	587,972	40,500	LaSalle Hotel Properties	1,298,835
34,000	Lee Enterprises, Inc. *	262,820	2,200	Markel Corporation #	955,680
32,000	M/I Homes, Inc. *	548,800	52,700	Max Re Capital, Ltd. *	1,233,707
30,900	MarineMax, Inc. #*	352,260	37,100	National Interstate Corporation	844,025
25,300	Matthews International Corporation	1,250,832	32,500	Parkway Properties, Inc. *	1,288,950
46,500	Meritage Homes Corporation #*	882,105	15,400	Piper Jaffray Companies #	573,804
76,700	Regent Communications, Inc. #	84,370	38,700	Potlatch Corporation *	1,734,147
49,900	Saga Communications, Inc. #	274,450	47,300	ProAssurance Corporation #	2,498,859
90,000	Shiloh Industries, Inc.	883,800	43,500	ProCentury Corporation	788,655
37,200	Stanley Furniture Company, Inc. *	456,816	32,400	Sandy Spring Bancorp, Inc. *	826,200
43,000	Steak n Shake Company #*	339,700	35,500	Seabright Insurance Holdings #	550,960
90,500	Stein Mart, Inc. *	482,365	38,000	Strategic Hotel Capital, Inc. *	547,580
61,900	Winnebago Industries, Inc. *	995,971	28,700	SVB Financial Group #*	1,396,542
	Total Consumer Discretionary	14,866,447	20,500	Washington Real Estate Investment
				Trust *	728,365
Consumer Staples (1.9%)			29,400	Wintrust Financial Corporation	932,568
107,000	Alliance One International, Inc. #	658,050		Total Financials	25,173,950
27,300	Casey’s General Stores, Inc. *	604,149
32,800	Nash Finch Company *	1,199,824	Health Care (6.0%)
17,200	Winn-Dixie Stores, Inc. #*	304,956	10,600	Analogic Corporation	610,454
	Total Consumer Staples	2,766,979	27,500	Angiodynamics, Inc. #	406,450
			149,000	Lexicon Pharmaceuticals, Inc. #*	306,940
Energy (9.8%)			99,300	Momenta Pharmaceuticals, Inc. #*	1,388,214
4,900	Atwood Oceanics, Inc. #	493,381	11,000	Myriad Genetics, Inc. #*	456,940
24,500	Carbo Ceramics, Inc. *	1,164,485	22,400	National Healthcare Corporation *	1,122,016
43,000	Forest Oil Corporation #	2,533,991	50,100	Owens & Minor, Inc. *	2,270,532
55,500	Hercules Offshore, Inc. #*	1,462,980	32,500	Triple-S Management Corporation #*	592,800
78,000	Mariner Energy, Inc. #	2,149,680	33,000	West Pharmaceutical Services, Inc. *	1,548,030
152,800	NGAS Resources, Inc. *	1,042,096		Total Health Care	8,702,376
11,500	Superior Well Services, Inc. #*	273,815
35,000	TETRA Technologies, Inc. #	569,100	Industrials (23.6%)
27,200	W-H Energy Services, Inc. #*	2,102,288	86,900	Accuride Corporation #*	692,593
30,900	Whiting Petroleum Corporation #	2,364,468	41,500	Alaska Air Group, Inc. #*	891,420
	Total Energy	14,156,284	18,000	Ameron International Corporation	1,778,400
			115,000	Beacon Roofing Supply, Inc. *	1,224,750
Financials (17.3%)			36,500	Belden, Inc. *	1,231,510
98,000	Ares Capital Corporation *	1,103,480	50,500	C&D Technologies, Inc. #*	278,760
43,000	Cascade Bancorp *	392,160	18,500	Cascade Corporation *	800,125
111,000	Cedar Shopping Centers, Inc.	1,387,500	32,000	Circor International, Inc.	1,541,440
41,000	Compass Diversified Trust	502,660	20,500	Courier Corporation	482,570
41,000	East West Bancorp, Inc. *	583,840	51,600	Dollar Thrifty Automotive Group, Inc. #*	680,604

The accompanying Notes to Financial Statements are an integral part of this schedule.
72

Partner Small Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Industrials — continued			Materials (8.6%)
68,500	Electro Rent Corporation	$925,435	31,300	Airgas, Inc.	$1,506,469
10,200	Franklin Electric Company, Inc. *	394,944	43,500	AMCOL International Corporation *	1,291,950
19,700	FTI Consulting, Inc. #*	1,260,800	57,500	American Vanguard Corporation *	994,750
32,400	G & K Services, Inc.	1,021,572	53,500	AptarGroup, Inc.	2,362,025
51,700	Genesee & Wyoming, Inc. #	1,844,656	23,700	Arch Chemicals, Inc.	807,459
58,000	Gibraltar Industries, Inc.	606,100	33,500	Carpenter Technology Corporation *	1,717,880
54,500	Hub Group, Inc. #	1,781,605	22,500	Chesapeake Corporation #*	98,550
39,650	IDEX Corporation	1,454,758	8,500	Deltic Timber Corporation *	448,375
45,300	Insituform Technologies, Inc. #*	766,476	38,000	Innospec, Inc.	774,820
43,500	Kirby Corporation #	2,385,540	15,800	Minerals Technologies, Inc. *	1,070,292
62,500	McGrath Rentcorp	1,614,375	67,000	Myers Industries, Inc.	842,860
39,400	Navigant Consulting, Inc. #	792,728	82,000	Wausau-Mosinee Paper Corporation	634,680
35,000	Nordson Corporation	2,066,050		Total Materials	12,550,110
23,000	School Specialty, Inc. #*	677,120
50,000	Sterling Construction Company, Inc. #	1,004,000	Telecommunications Services (1.1%)
32,400	Universal Forest Products, Inc. *	1,124,604	119,400	Kratos Defense & Security
92,500	Vitran Corporation, Inc. #	1,325,525		Solutions, Inc. #	200,592
38,500	Waste Connections, Inc. #	1,234,695	91,100	Premiere Global Services, Inc. #	1,322,772
66,800	Woodward Governor Company *	2,346,684		Total Telecommunications
	Total Industrials	34,229,839		Services	1,523,364

Information Technology (11.5%)			Utilities (5.2%)
63,600	Advanced Energy Industries, Inc. #	890,400	36,000	Black Hills Corporation	1,404,360
101,800	Ariba, Inc. *	1,208,366	57,300	Cleco Corporation *	1,375,773
17,300	ATMI, Inc. #	509,312	42,500	El Paso Electric Company #*	959,225
67,000	Brooks Automation, Inc. #	694,120	28,200	Empire District Electric Company *	587,406
10,900	Cabot Microelectronics Corporation #	371,145	45,200	Southwest Gas Corporation	1,304,924
54,800	Catapult Communications		31,800	UniSource Energy Corporation	993,432
	Corporation #*	395,656	31,700	Vectren Corporation	896,476
65,200	Exar Corporation #	549,636		Total Utilities	7,521,596
34,700	FormFactor, Inc. #	668,669
92,700	GSI Group, Inc. #	755,505		Total Common Stock
22,800	Methode Electronics, Inc.	247,152		(cost $125,828,292)	138,181,172
116,700	MPS Group, Inc. #	1,252,191
97,000	Palm, Inc. *	558,720
47,000	Progress Software Corporation #	1,420,810
345,000	Safeguard Scientifics, Inc. #*	552,000	Shares	Preferred Stock (0.8%)	Value
33,500	SPSS, Inc. #	1,415,040	568	East West Bancorp, Inc.	$623,380
67,000	StarTek, Inc. #	631,810	40,000	National Healthcare Corporation,
55,000	Symyx Technologies, Inc. #	413,050		Convertible	554,000
32,000	Synnex Corporation #	764,160		Total Preferred Stock
35,100	TNS, Inc. #	807,300		(cost $1,109,100)	1,177,380
117,000	Wind River Systems, Inc. #*	964,080
39,900	Xyratex, Ltd. #	784,833
315,800	Zarlink Semiconductor, Inc. #*	268,430
48,700	Zygo Corporation #	567,842
	Total Information Technology	16,690,227

The accompanying Notes to Financial Statements are an integral part of this schedule.
73

Partner Small Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (35.5%)	Rate (+)	Date	Value
51,533,909	Thrivent Financial Securities Lending Trust	2.740%	N/A	$51,533,909
	Total Collateral Held for Securities Loaned
	(cost $51,533,909)			51,533,909

		Interest	Maturity
Shares	Short-Term Investments (4.1%)	Rate (+)	Date	Value
6,010,020	Thrivent Money Market Fund	2.700%	N/A	$6,010,020
	Total Short-Term Investments (at amortized cost)			6,010,020
	Total Investments (cost $184,481,321) 135.6%			$196,902,481
	Other Assets and Liabilities, Net (35.6%)			(51,715,574)
	Total Net Assets 100.0%			$145,186,907

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,373,887
Gross unrealized depreciation	(16,952,727)
Net unrealized appreciation (depreciation)	$12,421,160
Cost for federal income tax purposes	$184,481,321

The accompanying Notes to Financial Statements are an integral part of this schedule.
74

Small Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Consumer Discretionary (13.5%)			106,500	Elizabeth Arden, Inc. #	$1,971,315
59,600	Aeropostale, Inc. #*	$1,894,684	132,350	Flowers Foods, Inc. *	3,426,542
23,600	American Public Education, Inc. #	760,156	18,800	Fresh Del Monte Produce, Inc. #	595,772
14,900	Buckle, Inc.	723,842	55,200	Inter Parfums, Inc. *	1,598,592
137,000	Burger King Holdings, Inc.	3,822,299	35,300	NBTY, Inc.	993,695
51,200	CEC Entertainment, Inc. #	1,904,640	89,000	Nu Skin Enterprises, Inc.	1,595,770
21,900	Darden Restaurants, Inc.	779,202	35,100	Omega Protein Corporation #	526,500
29,685	Desarrolladora Homex ADR #*	1,768,632	41,300	Ruddick Corporation	1,598,310
49,500	Ethan Allen Interiors, Inc. *	1,359,765	72,100	Sanderson Farms, Inc. *	3,004,407
7,700	Fossil, Inc. #	275,583	31,200	TreeHouse Foods, Inc. #	707,304
91,100	Fuqi International, Inc. #	753,397	27,500	Universal Corporation *	1,765,225
36,700	Gentex Corporation	685,556		Total Consumer Staples	26,653,105
36,300	Group 1 Automotive, Inc. *	968,484
78,400	Gymboree Corporation #	3,388,448	Energy (9.9%)
83,500	Hasbro, Inc. *	2,969,260	33,400	Alpha Natural Resources, Inc. #	1,624,910
111,300	Hovnanian Enterprises, Inc. #*	1,315,566	25,900	Atwood Oceanics, Inc. #	2,607,871
110,800	Jack in the Box, Inc. #	2,963,900	52,800	Bristow Group, Inc. #*	2,785,200
17,900	JAKKS Pacific, Inc. #*	420,471	35,700	Cabot Oil & Gas Corporation	2,033,829
90,500	Leapfrog Enterprises, Inc. #	752,055	54,200	Complete Production Services, Inc. #	1,463,942
39,900	Lennar Corporation *	734,958	13,000	Core Laboratories NV #	1,628,640
129,300	LKQ Corporation #*	2,813,568	40,800	Encore Acquisition Company #	1,861,704
22,400	M.D.C. Holdings, Inc.	976,192	27,500	Forest Oil Corporation #	1,620,575
89,400	Marvel Entertainment, Inc. *	2,564,886	40,600	Helmerich & Payne, Inc.	2,182,250
56,500	Matthews International Corporation *	2,793,360	49,500	Holly Corporation	2,053,260
246,600	Pier 1 Imports, Inc. *	1,923,480	29,600	Hornbeck Offshore Services, Inc. #*	1,476,152
10,700	Polaris Industries, Inc. *	498,085	55,800	Input/Output, Inc. #	888,894
21,900	Priceline.com, Inc. #*	2,795,316	82,300	Mariner Energy, Inc. #	2,268,188
30,100	Red Robin Gourmet Burgers, Inc. #	1,236,508	30,000	Massey Energy Company	1,569,900
130,000	Regal Entertainment Group *	2,464,800	84,400	McMoran Exploration Company #*	2,314,248
72,000	Ross Stores, Inc.	2,411,280	63,700	Oil States International, Inc. #	3,188,822
49,200	Tenneco, Inc.	1,258,536	31,600	Penn Virginia Corporation	1,659,000
97,400	Texas Roadhouse, Inc. #*	1,149,320	107,062	Petrohawk Energy Corporation #	2,530,946
47,600	TJX Companies, Inc.	1,533,672	29,000	Petroleum Development Corporation #	2,181,670
29,300	Toll Brothers, Inc. #*	663,352	31,628	Range Resources Corporation	2,099,467
16,700	Tractor Supply Company #*	593,852	54,300	Southwestern Energy Company #	2,297,433
49,000	Tupperware Corporation	1,930,600	39,300	Swift Energy Company #	2,049,102
32,900	Urban Outfitters, Inc. #*	1,126,825	22,900	Whiting Petroleum Corporation #	1,752,308
71,700	Warnaco Group, Inc. #*	3,308,238	63,700	Willbros Group, Inc. *	2,298,933
104,600	WMS Industries, Inc. #	3,785,474		Total Energy	48,437,244
69,500	Wolverine World Wide, Inc. *	1,997,430
	Total Consumer Discretionary	66,065,672	Financials (18.3%)
			15,100	Alexandria Real Estate Equities, Inc.	1,585,953
Consumer Staples (5.4%)			44,700	Aspen Insurance Holdings, Ltd.	1,161,753
200,400	Alliance One International, Inc. #	1,232,460	37,400	Bank of Hawaii Corporation *	2,050,642
15,300	Andersons, Inc. *	695,385	92,500	BioMed Realty Trust, Inc. *	2,405,000
173,000	Calavo Growers, Inc. *	2,849,310	25,211	BOK Financial Corporation	1,439,548
44,100	Central European Distribution		54,200	Cash America International, Inc.	2,210,818
	Corporation *	2,686,572	40,000	City Holding Company	1,663,200
7,100	Chattem, Inc. #*	496,148	55,400	Community Bank System, Inc.	1,412,146
15,900	Coca-Cola Bottling Company	909,798	38,407	Cullen/Frost Bankers, Inc.	2,143,879

The accompanying Notes to Financial Statements are an integral part of this schedule.
75

Small Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Financials — continued			Health Care (8.6%)
49,500	Digital Realty Trust, Inc. *	$1,918,125	14,100	Alexion Pharmaceuticals, Inc. #*	$992,358
109,800	Education Realty Trust, Inc.	1,464,732	72,500	Alpharma, Inc. #*	1,784,225
54,700	Endurance Specialty Holdings, Ltd.	2,031,011	53,900	Amedisys, Inc. #*	2,792,020
122,300	Extra Space Storage, Inc.	2,058,309	67,800	Animal Health International, Inc. #	595,962
50,200	First Midwest Bancorp, Inc. *	1,281,606	78,300	Applera Corporation (Celera Group) #	1,047,654
52,300	First Niagara Financial Group, Inc. *	754,689	54,500	BioMarin Pharmaceutical, Inc. #*	1,987,070
99,200	First State Bancorporation *	922,560	21,500	Bio-Rad Laboratories, Inc. #	1,792,025
70,800	Glacier Bancorp, Inc. *	1,457,064	5,900	C.R. Bard, Inc.	555,603
36,800	Hanover Insurance Group, Inc.	1,651,584	19,200	Cephalon, Inc. #*	1,198,272
32,100	Home Properties, Inc. *	1,687,497	64,400	Community Health Systems, Inc. #	2,416,932
116,800	Inland Real Estate Corporation *	1,886,320	19,500	Covance, Inc. #*	1,633,905
32,500	Investment Technology Group, Inc. #	1,568,450	123,400	Dexcom, Inc. #*	950,180
158,000	Investors Real Estate Trust *	1,611,600	86,200	Gentiva Health Services, Inc. #	1,873,988
52,000	IPC Holdings, Ltd.	1,513,720	23,300	Haemonetics Corporation #	1,333,459
124,400	iShares Dow Jones US Home		34,298	Hansen Medical, Inc. #*	598,500
	Construction Index Fund *	2,505,416	20,100	Hospira, Inc. #	827,115
32,800	iShares Russell 2000 Growth		34,200	ImClone Systems, Inc. #	1,595,430
	Index Fund *	2,515,760	8,900	Invitrogen Corporation #*	832,773
33,400	iShares Russell 2000 Index Fund *	2,384,426	65,300	K-V Pharmaceutical Company #*	1,595,932
35,800	iShares Russell 2000 Value Fund *	2,440,128	9,500	Magellan Health Services, Inc. #	366,605
51,000	iShares Russell Microcap Index Fund *	2,415,360	23,400	Martek Biosciences Corporation *	825,084
39,300	iShares S&P SmallCap 600 Index Fund	2,455,071	54,750	Masimo Corporation #	1,595,962
20,300	Jones Lang LaSalle, Inc.	1,575,483	45,000	NuVasive, Inc. #*	1,716,750
96,000	Knight Capital Group, Inc. *	1,796,160	30,200	Owens & Minor, Inc.	1,368,664
39,100	Mid-America Apartment		29,500	Pediatrix Medical Group, Inc. #	2,006,590
	Communities, Inc. *	2,072,691	23,700	Perrigo Company *	971,463
68,500	National Retail Properties, Inc.	1,569,335	29,400	Shire Pharmaceuticals Group plc ADR *	1,615,236
46,200	Nationwide Health Properties, Inc. *	1,664,124	15,100	United Therapeutics Corporation #*	1,275,950
86,900	New York Community Bancorp, Inc. *	1,622,423	34,800	Universal Health Services, Inc.	2,179,872
36,500	Old National Bancorp *	624,515	20,800	Varian, Inc. #	1,059,344
49,300	Omega Healthcare Investors, Inc.	862,750	21,400	West Pharmaceutical Services, Inc.	1,003,874
38,900	Portfolio Recovery Associates, Inc. *	1,711,989		Total Health Care	42,388,797
31,800	Potlatch Corporation *	1,424,958
23,000	ProAssurance Corporation #	1,215,090	Industrials (16.9%)
69,800	Prosperity Bancshares, Inc. *	2,161,706	7,300	AGCO Corporation #	438,949
55,900	Selective Insurance Group, Inc.	1,191,788	58,800	Applied Industrial Technologies, Inc.	1,420,608
65,200	Senior Housing Property Trust	1,561,540	48,800	BE Aerospace, Inc. #	1,969,568
36,000	Stifel Financial Corporation *	1,701,720	44,900	Bowne & Company, Inc.	747,136
35,700	Tower Group, Inc.	838,593	36,600	Brink’s Company	2,662,650
43,600	UMB Financial Corporation *	2,164,304	19,800	Bucyrus International, Inc. *	2,493,414
41,900	United Bankshares, Inc. *	1,218,871	60,200	Chart Industries, Inc. #	2,446,528
67,000	United Community Banks, Inc. *	919,910	24,300	Chicago Bridge and Iron Company	968,112
46,200	United Fire & Casual Company	1,522,290	34,900	Consolidated Graphics, Inc. #	2,030,133
67,900	Waddell & Reed Financial, Inc.	2,299,094	36,000	Curtiss-Wright Corporation	1,709,640
72,189	Washington Federal, Inc.	1,718,820	40,800	Diana Shipping, Inc. *	1,238,688
50,200	Washington Real Estate		46,700	DRS Technologies, Inc.	2,915,948
	Investment Trust *	1,783,606	39,400	EMCOR Group, Inc. #	987,364
36,100	Westamerica Bancorporation *	2,109,684	29,300	Esterline Technologies Corporation #	1,630,838
	Total Financials	89,927,811	85,300	Euroseas, Ltd.	1,175,434

The accompanying Notes to Financial Statements are an integral part of this schedule.
76

Small Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Industrials — continued			65,988	FLIR Systems, Inc. #*	$2,265,368
23,400	Flowserve Corporation	$2,903,706	134,900	Informatica Corporation #	2,153,004
18,200	Foster Wheeler, Ltd. #	1,159,158	142,100	Integrated Device Technology, Inc. #	1,519,049
37,000	FTI Consulting, Inc. #*	2,368,000	61,800	Intersil Corporation	1,651,296
22,400	Gardner Denver, Inc. #	1,040,480	14,400	Itron, Inc. #*	1,340,352
86,500	Genesee & Wyoming, Inc. #	3,086,320	234,900	Lawson Software, Inc. #	1,876,851
55,200	GrafTech International, Ltd.	1,084,680	34,500	ManTech International Corporation #	1,648,065
74,600	Hub Group, Inc. #	2,438,674	86,800	MICROS Systems, Inc. #*	3,094,420
112,300	Interline Brands, Inc. #	2,173,005	10,700	MicroStrategy, Inc.	949,411
46,500	JA Solar Holdings Company, Ltd. ADR #*	1,116,465	92,800	MKS Instruments, Inc. #	2,120,480
31,100	Kaydon Corporation *	1,628,707	140,400	Perot Systems Corporation #	2,195,856
59,000	Kirby Corporation #*	3,235,560	86,100	Plexus Corporation #	2,074,149
61,000	Landstar System, Inc.	3,169,560	73,200	Polycom, Inc. #	1,639,680
25,400	Manitowoc Company, Inc.	960,628	20,700	Progress Software Corporation #	625,761
33,100	Middleby Corporation #*	2,077,025	30,500	Rofin-Sinar Technologies, Inc. #	1,161,440
107,000	Navigant Consulting, Inc. #	2,152,840	235,300	Sapient Corporation	1,675,336
39,400	Northwest Pipe Company #	1,675,288	78,600	ScanSource, Inc. #	1,962,642
35,500	Oshkosh Truck Corporation	1,441,300	78,900	Semiconductor HOLDRs Trust *	2,411,973
88,600	Pacer International, Inc.	1,644,416	126,400	Solera Holdings, Inc. #	3,262,384
20,500	Pall Corporation	712,785	53,100	SPSS, Inc. #	2,242,944
37,700	Pentair, Inc.	1,388,491	107,200	Sybase, Inc. #*	3,153,824
60,700	Polypore International, Inc. #	1,420,987	147,200	Teradyne, Inc. #	1,956,288
9,700	Precision Castparts Corporation	1,140,332	280,400	TIBCO Software, Inc. #*	2,150,668
37,600	Robbins & Myers, Inc.	1,498,736	19,000	Trimble Navigation, Ltd. #	623,010
46,100	Roper Industries, Inc. *	2,863,732	37,200	Varian Semiconductor Equipment
30,400	Teledyne Technologies, Inc. #	1,785,392		Associates, Inc. #	1,362,636
21,700	Titan International, Inc. *	773,171	78,500	Xilinx, Inc.	1,944,445
82,000	Titan Machinery, Inc. #*	1,493,220		Total Information Technology	67,193,430
18,700	Walter Industries, Inc. *	1,297,032
118,025	Waste Connections, Inc. #	3,785,062	Materials (7.4%)
54,600	Watson Wyatt Worldwide, Inc.	3,200,652	15,000	Airgas, Inc.	721,950
33,200	Woodward Governor Company	1,166,316	84,200	AptarGroup, Inc.	3,717,430
	Total Industrials	82,716,730	25,500	Arch Chemicals, Inc.	868,785
			128,900	Buckeye Technologies, Inc. #	1,112,407
Information Technology (13.7%)			35,757	Century Aluminum Company #	2,477,603
67,800	Actel Corporation #	1,117,344	9,100	CF Industries Holdings, Inc.	1,216,670
116,300	ADC Telecommunications, Inc.	1,630,526	55,500	Commercial Metals Company	1,728,270
40,700	Anixter International, Inc. #*	2,318,679	38,700	FMC Corporation	2,429,586
18,300	ANSYS, Inc. #	736,209	46,600	Greif, Inc.	3,010,360
44,758	Avnet, Inc. #	1,172,212	97,400	Headwaters, Inc. #*	1,113,282
234,400	Brocade Communications #	1,678,304	9,100	Kaiser Aluminum Corporation	624,533
9,900	CACI International, Inc. #	496,188	50,800	Koppers Holdings, Inc.	2,460,752
86,300	Cognex Corporation	2,174,760	31,200	Olympic Steel, Inc.	1,597,440
242,700	Compuware Corporation #	1,829,958	13,700	OM Group, Inc. #	750,212
14,100	Comtech Telecommunications		98,400	Pactiv Corporation #	2,340,936
	Corporation #*	546,093	91,800	Rock-Tenn Company	3,114,774
207,800	EarthLink, Inc. *	1,897,214	40,600	Rockwood Holdings, Inc. #	1,498,546
67,600	Emulex Corporation #	884,884	138,500	RPM International, Inc.	3,088,550
72,900	F5 Networks, Inc. #	1,649,727	10,000	Schnitzer Steel Industries, Inc.	880,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
77

Small Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Materials — continued			Utilities (3.2%)
20,100	Sigma-Aldrich Corporation	$1,146,102	35,300	Alliant Energy Corporation	$1,329,751
8,000	Texas Industries, Inc. *	619,280	50,300	California Water Service Group *	1,946,610
	Total Materials	36,517,468	82,400	El Paso Electric Company #	1,859,768
			33,200	Energen Corporation	2,265,568
Telecommunications Services (1.2%)			34,600	National Fuel Gas Company *	1,770,828
29,350	Iowa Telecommunications Services, Inc. *	508,342	38,600	Otter Tail Corporation *	1,431,288
36,300	NTELOS Holdings Corporation	939,444	29,600	Piedmont Natural Gas Company, Inc. *	778,184
170,700	Premiere Global Services, Inc. #	2,478,564	76,500	UGI Corporation	1,989,000
110,400	Syniverse Holdings, Inc. #	1,734,384	90,700	Vectren Corporation	2,564,996
	Total Telecommunications			Total Utilities	15,935,993
	Services	5,660,734
				Total Common Stock
				(cost $438,230,364)	481,496,984

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (30.1%)	Rate (+)	Date	Value
147,459,421	Thrivent Financial Securities Lending Trust	2.740%	N/A	$147,459,421
	Total Collateral Held for Securities Loaned
	(cost $147,459,421)			147,459,421

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.9%)	Rate (+)	Date	Value
$6,600,000	Falcon Asset Securitization Corporation	2.500%	5/1/2008	$6,600,000
2,100,000	Federal National Mortgage Association	3.812	5/16/2008	2,096,681
5,632,129	Thrivent Money Market Fund	2.700	N/A	5,632,129
	Total Short-Term Investments (at amortized cost)			14,328,810
	Total Investments (cost $600,018,595) 131.1%			$643,285,215
	Other Assets and Liabilities, Net (31.1%)			(152,724,379)
	Total Net Assets 100.0%			$490,560,836

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,978,398
Gross unrealized depreciation	(10,711,778)
Net unrealized appreciation (depreciation)	$43,266,620
Cost for federal income tax purposes	$600,018,595

The accompanying Notes to Financial Statements are an integral part of this schedule.
78

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Consumer Discretionary (13.1%)			1,100	Landry’s Restaurants, Inc.	$17,567
1,000	4Kids Entertainment, Inc. #	$8,850	3,700	La-Z-Boy, Inc. *	23,569
3,975	Aaron Rents, Inc.	98,978	1,100	Libbey, Inc. *	15,620
1,700	Aftermarket Technology Corporation #	38,947	1,100	Lithia Motors, Inc. *	9,900
1,300	AH Belo Corporation	12,675	5,500	Live Nation, Inc. #*	75,845
2,000	Arbitron, Inc. ‡	95,680	8,200	LKQ Corporation #	178,432
1,000	Arctic Cat, Inc.	7,580	800	M/I Homes, Inc. *	13,720
1,400	Audiovox Corporation #	15,288	1,400	Maidenform Brands, Inc. #	20,860
1,000	Bassett Furniture Industries, Inc.	11,940	1,600	Marcus Corporation	26,544
1,600	Big 5 Sporting Goods Corporation	14,704	1,300	MarineMax, Inc. #*	14,820
1,200	Blue Nile, Inc. #*	59,604	3,800	Men’s Wearhouse, Inc.	101,194
2,000	Bright Horizons Family Solutions, Inc. #	94,820	2,200	Meritage Homes Corporation #*	41,734
3,250	Brown Shoe Company, Inc.	54,210	1,000	Midas, Inc. #	15,530
1,100	Buffalo Wild Wings, Inc. #*	33,825	2,100	Monaco Coach Corporation *	13,293
2,300	Building Materials Holding Corporation *	10,718	1,000	Monarch Casino & Resort, Inc. #	13,240
2,800	Cabela’s, Inc. #*	37,884	1,400	Movado Group, Inc.	30,576
1,900	California Pizza Kitchen, Inc. #*	29,621	1,700	Multimedia Games, Inc. #*	7,242
2,150	Cato Corporation	34,808	500	National Presto Industries, Inc.	27,095
1,950	CEC Entertainment, Inc. #	72,540	2,300	Nautilus Group, Inc. *	8,303
5,600	Champion Enterprises, Inc. #*	57,792	2,400	Nutri/System, Inc. *	48,192
1,500	Charlotte Russe Holding, Inc. #	23,820	1,700	O’Charley’s, Inc.	19,720
1,800	Children’s Place Retail Stores, Inc. #*	41,850	1,100	Oxford Industries, Inc. *	30,569
2,600	Christopher & Banks Corporation	30,810	1,700	P.F. Chang’s China Bistro, Inc. #*	52,751
4,000	CKE Restaurants, Inc.	41,960	2,100	Panera Bread Company #*	109,746
2,000	Coinstar, Inc. #	63,780	1,600	Papa John’s International, Inc. #	43,200
500	CPI Corporation	9,430	1,100	Peet’s Coffee & Tea, Inc. #*	25,553
5,900	Crocs, Inc. #*	60,239	3,000	Pep Boys — Manny, Moe & Jack *	26,760
1,000	Deckers Outdoor Corporation #	138,070	800	Perry Ellis International, Inc.	18,272
3,200	Dress Barn, Inc. #*	43,072	1,700	PetMed Express, Inc. #	19,074
1,400	Drew Industries, Inc. #	34,146	4,300	Pinnacle Entertainment, Inc. #	66,736
2,100	Ethan Allen Interiors, Inc. *	57,687	2,400	Polaris Industries, Inc. *	111,720
3,500	Finish Line, Inc.	22,995	3,375	Pool Corporation *	73,676
4,600	Fleetwood Enterprises, Inc. #*	15,870	700	Pre-Paid Legal Services, Inc. #	30,618
3,300	Fossil, Inc. #	118,107	9,100	Quiksilver, Inc. #*	88,543
2,900	Fred’s, Inc. *	32,132	5,900	Radio One, Inc. #	5,900
1,700	Genesco, Inc. #	37,672	1,300	RC2 Corporation #	24,050
1,600	Group 1 Automotive, Inc. *	42,688	1,200	Red Robin Gourmet Burgers, Inc. #	49,296
2,100	Gymboree Corporation #*	90,762	1,300	Russ Berrie and Company, Inc. #	18,226
1,600	Haverty Furniture Companies, Inc. *	14,608	1,500	Ruth’s Chris Steak House, Inc. #*	11,025
2,150	Hibbett Sports, Inc. #*	39,259	3,150	Select Comfort Corporation #*	9,513
4,700	Hillenbrand, Inc.	89,488	2,475	Shuffle Master, Inc. #*	12,152
3,075	Hot Topic, Inc. #	16,328	2,300	Skechers USA, Inc. #	54,395
4,100	Iconix Brand Group, Inc. *	65,272	500	Skyline Corporation	13,760
1,100	IHOP Corporation *	51,304	2,100	Sonic Automotive, Inc.	42,609
4,300	Jack in the Box, Inc. #	115,025	4,375	Sonic Corporation #	96,206
2,000	JAKKS Pacific, Inc. #	46,980	2,300	Spartan Motors, Inc. *	21,597
1,710	Jo-Ann Stores, Inc. #	32,387	3,100	Stage Stores, Inc.	48,794
1,350	Joseph A. Bank Clothiers, Inc. #*	32,954	1,200	Stamps.com, Inc. #	16,452
2,000	K-Swiss, Inc. *	29,300	1,000	Standard Motor Products, Inc.	6,080

The accompanying Notes to Financial Statements are an integral part of this schedule.
79

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Consumer Discretionary — continued			Energy (10.0%)
4,700	Standard Pacific Corporation *	$23,782	2,000	Atwood Oceanics, Inc. #	$201,380
2,100	Steak n Shake Company #	16,590	1,700	Basic Energy Services, Inc. #	39,440
1,900	Stein Mart, Inc. *	10,127	1,800	Bristow Group, Inc. #	94,950
1,600	Sturm, Ruger & Company, Inc. #	12,032	7,000	Cabot Oil & Gas Corporation *‡	398,789
1,800	Superior Industries		1,500	Carbo Ceramics, Inc. *	71,295
	International, Inc. *	36,558	1,900	Dril-Quip, Inc. #	108,604
3,900	Texas Roadhouse, Inc. #	46,020	800	Gulf Island Fabrication, Inc.	31,632
2,300	Tractor Supply Company #	81,788	6,615	Helix Energy Solutions Group, Inc. #	228,548
4,500	Triarc Companies, Inc. *	31,950	1,600	Hornbeck Offshore Services, Inc. #	79,792
2,200	Tuesday Morning Corporation #	11,968	5,900	Input/Output, Inc. #	93,987
1,800	Tween Brands, Inc. #	34,200	1,100	Lufkin Industries, Inc.	82,995
1,100	UniFirst Corporation	51,491	5,800	Massey Energy Company	303,514
1,100	Universal Electronic Inc.	28,270	1,900	Matrix Service Company	38,209
1,600	Universal Technical Institute, Inc. #*	18,144	1,400	NATO Group, Inc. #	70,840
1,100	Volcom, Inc. #	20,889	3,900	Oceaneering International, Inc. #‡	260,442
2,200	Winnebago Industries, Inc. *	35,398	1,900	Patriot Coal Corporation #	125,495
3,100	WMS Industries, Inc. #	112,189	3,000	Penn Virginia Corporation	157,500
3,650	Wolverine World Wide, Inc. *	104,901	1,000	Petroleum Development Corporation #	75,230
3,000	Zale Corporation #*	62,160	3,100	PetroQuest Energy, Inc.	64,418
1,300	Zumiez, Inc. *	27,235	3,600	Pioneer Drilling Company #	58,788
	Total Consumer Discretionary	4,844,420	1,600	SEACOR Holdings, Inc. #*	136,176
			4,500	St. Mary Land & Exploration Company	196,740
Consumer Staples (3.4%)			2,000	Stone Energy Corporation #	121,880
6,400	Alliance One International, Inc. #	39,360	1,200	Superior Well Services, Inc. #*	28,572
1,400	Andersons, Inc.	63,630	2,100	Swift Energy Company #	109,494
700	Boston Beer Company, Inc. #	31,010	5,300	TETRA Technologies, Inc. #	86,178
3,600	Casey’s General Stores, Inc.	79,668	3,400	Unit Corporation #	215,934
5,200	Central Garden & Pet Company #	26,104	2,200	W-H Energy Services, Inc. #	170,038
1,300	Chattem, Inc. #*	90,844	2,000	World Fuel Services Corporation	49,120
5,712	Flowers Foods, Inc.	147,884		Total Energy	3,699,980
1,700	Great Atlantic & Pacific Tea
	Company, Inc. #	46,784	Financials (16.3%)
2,900	Hain Celestial Group, Inc. #	71,572	2,400	Acadia Realty Trust ‡	61,536
1,100	J & J Snack Foods Corporation	31,504	1,300	Anchor BanCorp Wisconsin, Inc.	19,747
2,200	Lance, Inc.	46,112	3,700	Bank Mutual Corporation	41,403
2,200	Longs Drug Stores Corporation *	88,132	3,000	BankAtlantic Bancorp, Inc.	9,240
1,200	Mannatech, Inc. *	7,836	2,300	BankUnited Financial Corporation *	9,039
1,000	Nash Finch Company	36,580	5,300	BioMed Realty Trust, Inc.	137,800
2,600	Performance Food Group Company #	86,996	2,700	Boston Private Financial
1,900	Ralcorp Holdings, Inc. #	115,976		Holdings, Inc. *	25,110
1,100	Sanderson Farms, Inc.	45,837	4,300	Brookline Bancorp, Inc.	46,440
1,500	Spartan Stores, Inc.	31,320	2,000	Cascade Bancorp *	18,240
2,900	Spectrum Brands, Inc. #*	13,021	2,100	Cash America International, Inc.	85,659
2,300	TreeHouse Foods, Inc. #	52,141	2,100	Central Pacific Financial Corporation	38,556
3,200	United Natural Foods, Inc. #*	63,360	3,400	Colonial Properties Trust *	82,382
700	USANA Health Sciences, Inc. #*	13,650	1,400	Columbia Banking System, Inc.	37,912
1,300	WD-40 Company	40,456	2,200	Community Bank System, Inc.	56,078
	Total Consumer Staples	1,269,777	2,300	Corus Bankshares, Inc. *	16,859

The accompanying Notes to Financial Statements are an integral part of this schedule.
80

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Financials — continued			2,900	Pennsylvania Real Estate
3,100	Delphi Financial Group, Inc.	$84,382		Investment Trust *	$73,022
6,800	DiamondRock Hospitality Company *	86,700	4,300	Philadelphia Consolidated Holding
1,850	Dime Community Bancshares	34,540		Corporation #	158,584
1,500	Downey Financial Corporation *	21,210	1,100	Piper Jaffray Companies #	40,986
4,500	East West Bancorp, Inc.	64,080	1,000	Portfolio Recovery Associates, Inc. *	44,010
1,900	EastGroup Properties, Inc.	90,649	1,700	Presidential Life Corporation	28,832
2,300	Entertainment Properties Trust	122,728	1,800	PrivateBancorp, Inc. *	61,182
1,800	Essex Property Trust, Inc.	214,200	2,400	ProAssurance Corporation #	126,792
4,800	Extra Space Storage, Inc.	80,784	2,700	Prosperity Bancshares, Inc.	83,619
1,800	Financial Federal Corporation	42,030	2,255	Provident Bankshares Corporation *	28,887
5,400	First BanCorp *	55,566	1,200	PS Business Parks, Inc.	68,688
1,900	First Cash Financial Services, Inc. #	28,196	2,000	Rewards Network, Inc. #	9,640
4,600	First Commonwealth Financial		1,400	RLI Corporation	67,200
	Corporation *	57,270	1,200	Safety Insurance Group, Inc.	43,080
2,400	First Financial Bancorp	31,488	700	SCPIE Holdings, Inc. #	19,446
3,500	First Midwest Bancorp, Inc. *	89,355	3,900	Selective Insurance Group, Inc.	83,148
900	FirstFed Financial Corporation #*	13,752	6,800	Senior Housing Property Trust	162,860
2,600	Flagstar Bancorp, Inc. *	15,912	2,200	Signature Bank #*	58,036
2,500	Forestar Real Estate Group, Inc. #	62,250	5,200	South Financial Group, Inc. *	31,408
1,900	Franklin Bank Corporation #*	2,945	1,600	Sovran Self Storage, Inc. *	71,520
2,900	Frontier Financial Corporation *	46,400	1,300	Sterling Bancorp	21,333
3,900	Glacier Bancorp, Inc. *	80,262	5,375	Sterling Bancshares, Inc.	55,846
2,500	Guaranty Financial Group, Inc. #	19,125	3,720	Sterling Financial Corporation	45,421
1,700	Hancock Holding Company *	70,159	1,300	Stewart Information Services Corporation	31,837
2,700	Hanmi Financial Corporation	18,873	6,300	Susquehanna Bancshares, Inc. *	125,307
2,700	Hilb, Rogal and Hobbs Company *	78,111	1,689	SWS Group, Inc.	22,160
2,300	Home Properties, Inc. *	120,911	2,200	Tanger Factory Outlet Centers, Inc. *	88,748
1,585	Independent Bank Corporation *	12,648	1,400	Tower Group, Inc.	32,886
1,200	Infinity Property & Casualty		2,000	Tradestation Group, Inc. #	18,660
	Corporation *	46,512	5,533	TrustCo Bank Corporation NY *	48,303
4,300	Inland Real Estate Corporation *	69,445	7,500	UCBH Holdings, Inc. *	54,600
3,100	Investment Technology Group, Inc. #	149,606	2,600	UMB Financial Corporation	129,064
1,400	Irwin Financial Corporation	8,176	4,400	Umpqua Holdings Corporation *	64,900
2,300	Kilroy Realty Corporation	120,336	2,800	United Bankshares, Inc.	81,452
2,200	Kite Realty Group Trust	29,876	2,900	United Community Banks, Inc. *	39,817
3,900	LaBranche & Company, Inc. #*	24,921	1,500	United Fire & Casual Company	49,425
1,100	LandAmerica Financial Group, Inc. *	31,570	4,675	Whitney Holding Corporation	109,442
4,500	Lexington Corporate Properties Trust *	64,800	1,300	Wilshire Bancorp, Inc.	10,712
1,500	LTC Properties, Inc.	40,845	1,800	Wintrust Financial Corporation	57,096
4,600	Medical Properties Trust, Inc. *	55,890	1,194	World Acceptance Corporation #	47,020
1,900	Mid-America Apartment		2,600	Zenith National Insurance Corporation	96,564
	Communities, Inc.	100,719		Total Financials	6,046,619
1,700	Nara Bancorp, Inc.	22,321
5,700	National penn Bancshares, Inc. *	95,133	Health Care (11.5%)
5,200	National Retail Properties, Inc.	119,132	1,500	Abaxis, Inc. #	38,220
1,000	Navigators Group, Inc.	49,000	800	Air Methods Corporation	32,080
4,800	Old National Bancorp *	82,128	4,100	Allscripts Healthcare Solutions, Inc. #*	45,756
3,100	optionsXpress Holdings, Inc.	66,557	3,200	Alpharma, Inc. #*‡	78,752
1,200	Parkway Properties, Inc.	47,592

The accompanying Notes to Financial Statements are an integral part of this schedule.
81

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Health Care — continued			2,350	Odyssey Healthcare, Inc. #	$21,502
1,833	Amedisys, Inc. #	$94,949	2,400	Omnicell, Inc. #	28,848
5,300	American Medical Systems		1,300	Osteotech, Inc. #	6,578
	Holdings, Inc. #*	74,730	2,900	Owens & Minor, Inc.	131,428
3,800	AMERIGROUP Corporation #‡	98,762	1,300	Palomar Medical Technologies, Inc. #*	18,330
2,100	AMN Healthcare Services, Inc. #	30,639	4,000	PAREXEL International Corporation #	101,600
2,200	AmSurg Corporation #	56,188	3,500	Pediatrix Medical Group, Inc. #	238,070
1,050	Analogic Corporation	60,470	2,300	PharMerica Corporation #*	39,169
2,700	ArQule, Inc. #*	10,395	1,400	Pharmnet Development Group #	33,404
1,900	ArthroCare Corporation #*	85,614	3,100	Phase Forward, Inc. #	57,040
1,800	BioLase Technology, Inc. #*	4,680	4,600	PSS World Medical, Inc. #*	75,762
2,100	Cambrex Corporation	12,285	4,500	Regeneron Pharmaceuticals, Inc. #	88,290
3,100	Centene Corporation #	56,947	1,400	RehabCare Group, Inc. #	23,800
1,800	Chemed Corporation	61,380	1,900	Res-Care, Inc.	30,951
2,000	CONMED Corporation #	51,040	3,500	Salix Pharmaceuticals, Ltd. *	24,570
3,200	Cooper Companies, Inc. *	112,000	3,100	Savient Pharmaceuticals, Inc. #*	67,704
2,300	Cross Country Healthcare, Inc. #	27,508	2,700	Sciele Pharma, Inc. #*	52,029
1,850	CryoLife, Inc. #	19,647	3,200	Sunrise Senior Living, Inc. #*	68,640
4,000	Cubist Pharmaceuticals, Inc. *	77,440	1,200	SurModics, Inc. #*	53,364
1,700	Cyberonics, Inc. #*	26,860	2,500	Symmetry Medical, Inc. #	35,075
900	Datascope Corporation	33,714	2,500	Theragenics Corporation #	10,625
1,300	Dionex Corporation #	101,686	5,000	ViroPharma, Inc. #*	45,800
2,322	Enzo Biochem, Inc. #*	18,994	700	Vital Signs, Inc.	36,631
2,100	Gentiva Health Services, Inc. #	45,654	2,300	West Pharmaceutical Services, Inc.	107,893
1,600	Greatbatch Technologies, Inc. #	29,088	1,500	Zoll Medical Corporation	50,070
1,900	Haemonetics Corporation #	108,737		Total Health Care	4,278,330
2,600	HealthExtras, Inc. #	73,372
2,600	Healthways, Inc. #	94,978	Industrials (17.1%)
1,500	HMS Holding Corporation	38,655	1,500	A.O. Smith Corporation	46,410
900	ICU Medical, Inc. #*	22,608	2,700	AAR Corporation #	63,180
4,400	IDEXX Laboratories, Inc. #	234,080	3,200	ABM Industries, Inc.	67,008
5,012	Immucor, Inc. #*	135,224	3,000	Acuity Brands, Inc. ‡	143,520
1,300	Integra LifeSciences Holdings		1,700	Administaff, Inc. ‡	44,523
	Corporation #*	55,081	1,900	Albany International Corporation	68,970
2,400	Invacare Corporation *	43,296	900	Angelica Corporation	14,544
2,400	inVentiv Health, Inc. #	71,352	2,100	Apogee Enterprises, Inc.	46,851
1,000	Kendle International, Inc. #	42,690	2,575	Applied Industrial Technologies, Inc.	62,212
900	Kensey Nash Corporation #	26,244	1,100	Applied Signal Technology, Inc.	12,584
1,400	LCA-Vision, Inc. *	14,154	1,800	Arkansas Best Corporation	71,064
1,100	LHC Group, Inc. #	17,160	1,300	Astec Industries, Inc. #	47,645
2,200	LifeCell Corporation #	111,716	3,400	Baldor Electric Company	110,160
2,300	Martek Biosciences Corporation *	81,098	3,200	Barnes Group, Inc. *	83,456
1,600	Matria Healthcare, Inc. #	40,800	3,125	Belden, Inc. ‡	105,438
900	MedCath Corporation #*	16,704	1,900	Bowne & Company, Inc.	31,616
2,400	Mentor Corporation *	70,248	4,000	Brady Corporation	135,800
2,850	Meridian Bioscience, Inc.	76,750	3,600	Briggs & Stratton Corporation *	54,792
1,900	Merit Medical Systems, Inc. #	27,949	1,900	C&D Technologies, Inc. #*	10,488
1,100	Molina Healthcare, Inc. #*	27,313	625	Cascade Corporation	27,031
1,700	Noven Pharmaceuticals, Inc. #	15,470	900	CDI Corporation	24,480

The accompanying Notes to Financial Statements are an integral part of this schedule.
82

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Industrials — continued			4,200	Tetra Tech, Inc. #	$88,746
2,050	Ceradyne, Inc. #	$79,868	2,700	Toro Company *	114,453
3,800	CLARCOR, Inc.	159,448	1,500	Tredegar Corporation	24,510
900	Consolidated Graphics, Inc. #	52,353	1,300	Triumph Group, Inc. *	76,531
1,200	Cubic Corporation	32,532	3,200	TrueBlue, Inc. #	40,736
3,200	Curtiss-Wright Corporation	151,968	1,700	United Stationers, Inc. #	74,953
4,800	EMCOR Group, Inc. #	120,288	1,400	Universal Forest Products, Inc. *	48,594
1,500	EnPro Industries, Inc. #*	54,450	1,300	Valmont Industries, Inc.	127,998
2,200	Esterline Technologies Corporation #	122,452	1,400	Viad Corporation	44,044
2,100	Forward Air Corporation *	71,589	1,400	Vicor Corporation	16,884
1,500	G & K Services, Inc.	47,295	1,050	Volt Information Sciences, Inc. #	14,007
3,900	Gardner Denver, Inc. #	181,155	2,200	Wabash National Corporation	18,436
4,000	GenCorp, Inc. #*	34,280	4,775	Waste Connections, Inc. #	153,134
2,100	Gibraltar Industries, Inc.	21,945	1,800	Watsco, Inc. *	81,666
1,920	Griffon Corporation #	17,952	3,000	Watson Wyatt Worldwide, Inc.	175,860
3,025	Healthcare Services Group, Inc. *	46,162	2,200	Watts Water Technologies, Inc. *	59,114
4,201	Heartland Express, Inc. *	64,989	4,300	Woodward Governor Company	151,059
1,200	Heidrick & Struggles International, Inc.	35,916		Total Industrials	6,357,435
2,700	Hub Group, Inc. #	88,263
1,900	Insituform Technologies, Inc. #*	32,148	Information Technology (18.0%)
4,000	Interface, Inc.	51,360	1,900	Actel Corporation #	31,312
1,900	Kaman Corporation	51,490	8,700	Adaptec, Inc. #	24,273
2,000	Kaydon Corporation	104,740	2,500	Advanced Energy Industries, Inc. #	35,000
3,800	Kirby Corporation #	208,392	1,600	Agilysys, Inc. *	17,536
4,125	Knight Transportation, Inc. *	70,084	2,200	Anixter International, Inc. #‡	125,334
3,800	Landstar System, Inc.	197,448	1,200	Ansoft Corporation	39,792
500	Lawson Products, Inc.	12,690	5,600	ANSYS, Inc. #‡	225,288
4,400	Lennox International, Inc.	145,816	9,796	Arris Group, Inc. #*	79,344
800	Lindsay Manufacturing Company *	83,296	2,300	ATMI, Inc. #‡	67,712
1,200	Lydall, Inc. #	13,980	2,247	Avid Technology, Inc. #*	46,895
2,300	MagneTek, Inc. #	8,050	7,400	Axcelis Technologies, Inc. #	39,960
2,500	Mobile Mini, Inc. #	53,125	1,000	Bankrate, Inc. #*	52,240
3,125	Moog, Inc. #	134,719	1,000	Bel Fuse, Inc.	26,070
2,600	Mueller Industries, Inc. *	84,162	5,050	Benchmark Electronics, Inc. #‡	89,789
1,500	NCI Building Systems, Inc. #*	36,210	1,200	Black Box Corporation	35,676
2,000	Old Dominion Freight Line, Inc. #*	61,400	3,300	Blackbaud, Inc.	77,517
2,500	On Assignment, Inc. #	17,575	2,700	Blue Coat Systems, Inc. #*	56,997
4,300	Orbital Sciences Corporation	115,713	3,720	Brightpoint, Inc. #	34,075
2,675	Quanex Building Products Corporation #	45,475	4,653	Brooks Automation, Inc. #	48,205
2,200	Regal-Beloit Corporation	81,598	1,800	Cabot Microelectronics Corporation #*	61,290
2,400	Robbins & Myers, Inc.	95,664	2,100	CACI International, Inc. #	105,252
1,300	School Specialty, Inc. #	38,272	2,000	Captaris, Inc. #	9,660
5,900	Shaw Group, Inc. #	291,578	800	Catapult Communications Corporation #	5,776
2,700	Simpson Manufacturing Company, Inc. *	71,253	2,900	Checkpoint Systems, Inc. #	75,197
4,300	SkyWest, Inc.	81,829	3,800	CIBER, Inc. #	23,788
4,000	Spherion Corporation #	19,760	3,200	Cognex Corporation	80,640
1,100	Standard Register Company	10,428	1,700	Cohu, Inc.	29,529
1,000	Standex International Corporation	21,080	1,700	Comtech Telecommunications
2,600	Teledyne Technologies, Inc. #	152,698		Corporation #	65,841

The accompanying Notes to Financial Statements are an integral part of this schedule.
83

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Information Technology — continued			2,400	Novatel Wireless, Inc. #*	$21,408
3,100	Concur Technologies, Inc. #*	$102,734	1,400	Park Electrochemical Corporation	37,940
2,600	CTS Corporation	29,250	1,600	PC TEL, Inc. #	13,152
5,054	CyberSource Corporation #	91,730	2,400	Perficient, Inc. #	22,032
2,100	Cymer, Inc. #	54,579	1,900	Pericom Semiconductor Corporation #	32,376
2,400	Daktronics, Inc. *	35,496	1,900	Phoenix Technologies, Ltd. #	22,401
2,200	DealerTrack Holdings, Inc. #	42,328	1,300	Photon Dynamics, Inc. #	14,391
1,900	Digi International, Inc. #	15,656	3,000	Photronics, Inc. #	31,800
2,350	Diodes, Inc. #*	63,544	1,300	Planar Systems, Inc. #	2,964
1,900	Ditech Networks, Inc. #*	5,415	3,300	Plexus Corporation #	79,497
2,300	DSP Group, Inc. #	30,199	3,000	Progress Software Corporation #	90,690
2,000	Electro Scientific Industries, Inc. #	32,820	1,200	Quality Systems, Inc.	38,544
4,200	Epicor Software Corporation #	33,600	2,000	Radiant Systems, Inc. #	26,980
2,200	EPIQ Systems, Inc. #	33,968	1,700	RadiSys Corporation #	16,031
3,300	Exar Corporation #	27,819	1,300	Rogers Corporation #	41,522
3,000	FactSet Research Systems, Inc. *	180,090	2,200	Rudolph Technologies, Inc. #	22,352
1,300	Faro Technologies, Inc. #	45,812	1,900	ScanSource, Inc. #	47,443
2,600	FEI Company #	56,862	4,100	Secure Computing Corporation #	27,142
9,900	FLIR Systems, Inc. #*	339,867	1,000	SI International, Inc. #	22,940
1,900	Gerber Scientific, Inc. #	17,613	11,700	Skyworks Solutions, Inc. #	101,673
1,700	Gevity HR, Inc.	11,594	2,100	Smith Micro Software, Inc. #*	18,123
6,700	Harmonic, Inc. #	55,409	1,900	Sonic Solutions, Inc. #*	17,461
2,000	Hutchinson Technology, Inc. #*	28,280	1,300	SPSS, Inc. #	54,912
6,300	Informatica Corporation #	100,548	1,600	Standard Microsystems Corporation #	47,440
2,500	InfoSpace, Inc.	30,150	1,000	StarTek, Inc. #	9,430
3,450	Insight Enterprises, Inc. #*	41,607	1,600	Stratasys, Inc. #*	31,104
1,500	Intevac, Inc. #	19,920	1,000	Supertex, Inc. #*	21,460
2,200	Itron, Inc. #*	204,776	2,300	Sykes Enterprises, Inc. #	38,226
3,500	J2 Global Communication, Inc. #	74,900	3,350	Symmetricom, Inc. #	14,372
2,000	JDA Software Group, Inc. #	37,800	1,800	Synaptics, Inc. #	61,092
1,100	Keithley Instruments, Inc.	11,572	1,300	Synnex Corporation #	31,044
2,000	Knot, Inc. #	23,480	5,550	Take-Two Interactive Software, Inc. #*	145,632
5,000	Kopin Corporation #	14,900	3,000	Technitrol, Inc.	63,000
3,800	Kulicke and Soffa Industries, Inc. #*	25,042	4,800	THQ, Inc. #*	102,144
1,600	Littelfuse, Inc. #	58,816	1,100	Tollgrade Communications, Inc. #	5,544
1,400	LoJack Corporation #	13,846	8,700	Trimble Navigation, Ltd. #	285,273
1,700	Manhattan Associates, Inc. #	44,217	3,100	TTM Technologies, Inc. #	41,261
1,500	ManTech International Corporation #	71,655	2,400	Tyler Technologies, Inc.	34,728
1,400	MAXIMUS, Inc.	53,088	1,700	Ultratech, Inc. #	24,242
1,800	Mercury Computer Systems, Inc. #	14,436	4,900	United Online, Inc. *	52,332
2,700	Methode Electronics, Inc.	29,268	5,475	Varian Semiconductor Equipment
3,700	Micrel, Inc.	36,334		Associates, Inc. #	200,549
6,000	MICROS Systems, Inc. #	213,900	2,400	Veeco Instruments, Inc. #*	45,192
5,700	Microsemi Corporation #	139,650	2,000	ViaSat, Inc. #	44,200
3,300	MKS Instruments, Inc. #	75,405	3,200	Websense, Inc. #	62,240
1,200	MTS Systems Corporation	41,256	2,800	Wright Express Corporation #	92,400
2,500	NETGEAR, Inc. #	40,525	2,200	X-Rite, Inc. #	5,544
2,200	Network Equipment Technologies, Inc. #*	14,300		Total Information Technology	6,669,344
2,700	Newport Corporation #*	31,077

The accompanying Notes to Financial Statements are an integral part of this schedule.
84

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.1%)	Value	Shares	Common Stock (98.1%)	Value
Materials (3.6%)			Telecommunications Services (0.3%)
2,100	A. Schulman, Inc.	$44,520	8,300	FairPoint Communications, Inc.	$76,443
1,200	A.M. Castle & Company	37,092	3,300	General Communication, Inc. #	20,493
1,700	AMCOL International Corporation	50,490		Total Telecommunications
1,800	Arch Chemicals, Inc.	61,326		Services	96,936
1,400	Brush Engineered Materials, Inc. #	43,414
2,800	Buckeye Technologies, Inc. #	24,164	Utilities (4.8%)
2,100	Century Aluminum Company #	145,509	2,000	ALLETE, Inc. ‡	83,540
1,600	Chesapeake Corporation #	7,008	1,300	American States Water Company	45,526
700	Deltic Timber Corporation	36,925	6,500	Atmos Energy Corporation	179,920
2,400	Georgia Gulf Corporation	14,424	3,900	Avista Corporation	80,067
4,100	H.B. Fuller Company	94,628	800	Central Vermont Public Service
3,000	Headwaters, Inc. #*	34,290		Corporation	18,640
1,100	Material Sciences Corporation #	8,734	1,000	CH Energy Group, Inc. *	35,360
1,998	Myers Industries, Inc.	25,135	4,400	Cleco Corporation	105,644
1,100	Neenah Paper, Inc.	25,278	3,300	El Paso Electric Company #	74,481
900	NewMarket Corporation	58,437	1,600	Laclede Group, Inc.	60,512
2,100	OM Group, Inc. #	114,996	3,100	New Jersey Resources Corporation	98,735
3,100	OMNOVA Solutions, Inc. #	10,571	2,100	Northwest Natural Gas Company *	94,227
900	Penford Corporation	19,764	5,400	Piedmont Natural Gas Company, Inc. *	141,966
6,700	PolyOne Corporation #	49,446	2,300	South Jersey Industries, Inc.	83,973
800	Quaker Chemical Corporation	24,800	8,956	Southern Union Company ‡	229,453
2,500	Rock-Tenn Company	84,825	3,200	Southwest Gas Corporation	92,384
1,600	RTI International Metals, Inc. #*	65,904	7,700	UGI Corporation	200,200
1,300	Schweitzer-Mauduit International, Inc.	28,769	1,899	UIL Holdings Corporation *	59,439
2,000	Texas Industries, Inc. *	154,820	2,600	UniSource Energy Corporation	81,224
3,000	Tronox, Inc.	8,970		Total Utilities	1,765,291
3,600	Wausau-Mosinee Paper Corporation	27,864
1,600	Zep, Inc.	23,712		Total Common Stock
	Total Materials	1,325,815		(cost $28,074,356)	36,353,947

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.0%)	Rate (+)	Date	Value
7,419,476	Thrivent Financial Securities Lending Trust	2.740%	N/A	$7,419,476
	Total Collateral Held for Securities Loaned
	(cost $7,419,476)			7,419,476

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.8%)	Rate (+)	Date	Value
$125,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$124,792
536,879	Thrivent Money Market Fund	2.700	N/A	536,879
	Total Short-Term Investments (at amortized cost)			661,671
	Total Investments (cost $36,155,503) 119.9%			$44,435,094
	Other Assets and Liabilities, Net (19.9%)			(7,386,435)
	Total Net Assets 100.0%			$37,048,659

The accompanying Notes to Financial Statements are an integral part of this schedule.
85

Small Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
Russell 2000 Index Mini-Futures	9	June 2008	$631,485	$645,750	$14,265
Total Futures					$14,265

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2008, $124,792 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,663,843 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,675,954
Gross unrealized depreciation	(4,396,363)
Net unrealized appreciation (depreciation)	$8,279,591
Cost for federal income tax purposes	$36,155,503

The accompanying Notes to Financial Statements are an integral part of this schedule.
86

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (94.5%)	Value	Shares	Common Stock (94.5%)	Value
Consumer Discretionary (14.1%)			Financials (6.9%)
12,976	Abercrombie & Fitch Company *	$964,247	2,000	CME Group, Inc.	$914,900
67,400	Aeropostale, Inc. #	2,142,646	132,400	Hudson City Bancorp, Inc.	2,532,812
19,800	Apollo Group, Inc. #	1,007,820	9,700	IntercontinentalExchange, Inc. #	1,504,955
133,800	Burger King Holdings, Inc.	3,733,020	35,900	Lazard, Ltd. *	1,405,126
14,400	Central European Media		84,100	Marshall & Ilsley Corporation	2,100,818
	Enterprises, Ltd. *	1,526,688	121,800	New York Community Bancorp, Inc. *	2,274,006
245,750	Coldwater Creek, Inc. #*	1,312,305	48,000	Northern Trust Corporation	3,557,280
214,700	Corinthian Colleges, Inc. #*	2,436,845	13,700	Nymex Holdings, Inc.	1,268,620
39,600	Crocs, Inc. #*	404,316	17,000	Principal Financial Group, Inc.	912,220
57,700	DeVry, Inc.	3,288,900	95,100	T. Rowe Price Group, Inc. *	5,569,056
98,000	Discovery Holding Company #	2,269,680		Total Financials	22,039,793
46,800	Fossil, Inc. #	1,674,972
17,500	GameStop Corporation	963,200	Health Care (16.7%)
58,300	Gentex Corporation	1,089,044	79,100	Advanced Medical Optics, Inc. #*	1,661,100
36,800	Goodyear Tire & Rubber Company #	985,504	89,300	Affymetrix, Inc. #*	974,263
64,500	Hasbro, Inc.	2,293,620	62,100	Alkermes, Inc. #	771,903
75,600	International Game Technology	2,626,344	59,400	Amylin Pharmaceuticals, Inc. #*	1,638,252
16,500	ITT Educational Services, Inc. #*	1,264,890	46,500	BioMarin Pharmaceutical, Inc. #*	1,695,390
94,600	Leapfrog Enterprises, Inc. #*	786,126	44,600	C.R. Bard, Inc.	4,199,982
171,200	Quiksilver, Inc. #*	1,665,776	42,300	Cephalon, Inc. #*	2,639,943
27,500	Scientific Games Corporation #*	774,400	39,975	Coventry Health Care, Inc. #	1,788,082
54,200	Shuffle Master, Inc. #*	266,122	54,000	Elan Corporation plc ADR *	1,419,660
138,600	Texas Roadhouse, Inc. #*	1,635,480	23,200	Express Scripts, Inc. #	1,624,464
79,400	TJX Companies, Inc.	2,558,268	41,400	Gen-Probe, Inc. #	2,333,304
39,900	Volcom, Inc. #*	757,701	42,000	Genzyme Corporation #	2,954,700
113,000	WMS Industries, Inc. #	4,089,470	79,300	Gilead Sciences, Inc. #	4,104,568
26,100	Yum! Brands, Inc.	1,061,748	117,800	Hologic, Inc. #*	3,438,582
75,300	Zumiez, Inc. *	1,577,535	34,800	Illumina, Inc. #*	2,710,572
	Total Consumer Discretionary	45,156,667	7,600	Intuitive Surgical, Inc. #	2,198,376
			32,500	Millipore Corporation #*	2,278,250
Consumer Staples (2.3%)			110,000	Mylan Laboratories, Inc. *	1,448,700
68,200	Coca-Cola Enterprises, Inc.	1,534,500	67,900	NuVasive, Inc. #*	2,590,385
87,600	H.J. Heinz Company	4,122,456	38,300	Sepracor, Inc. #	825,365
39,500	Longs Drug Stores Corporation *	1,582,370	39,500	Shire Pharmaceuticals Group plc ADR *	2,170,130
	Total Consumer Staples	7,239,326	91,800	St. Jude Medical, Inc. #	4,019,004
			19,100	Thermo Electron Corporation #	1,105,317
Energy (8.5%)			47,700	Thoratec Corporation *	762,723
38,000	Cameron International Corporation #	1,870,740	23,200	United Therapeutics Corporation #*	1,960,400
26,000	Devon Energy Corporation	2,948,400		Total Health Care	53,313,415
30,800	Diamond Offshore Drilling, Inc. *	3,862,628
44,300	Dril-Quip, Inc. #	2,532,188	Industrials (13.7%)
25,500	National Oilwell Varco, Inc. #	1,745,475	12,600	AGCO Corporation #*	757,638
97,900	Petrohawk Energy Corporation #	2,314,356	210,000	AMR Corporation *	1,841,700
87,800	Southwestern Energy Company #	3,714,818	70,600	BE Aerospace, Inc. #	2,849,416
44,100	Sunoco, Inc. *	2,046,681	25,100	Burlington Northern Santa Fe
36,400	Ultra Petroleum Corporation #	3,023,748		Corporation	2,574,005
45,236	Willbros Group, Inc. *	1,632,567	31,100	C.H. Robinson Worldwide, Inc.	1,949,348
25,177	XTO Energy, Inc.	1,557,449	24,140	Expeditors International of
	Total Energy	27,249,050		Washington, Inc. *	1,124,683

The accompanying Notes to Financial Statements are an integral part of this schedule.
87

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (94.5%)	Value	Shares	Common Stock (94.5%)	Value
Industrials — continued			97,600	NETAPP, Inc. #*	$2,361,920
33,000	Flowserve Corporation	$4,094,970	98,200	Nuance Communications, Inc. #*	1,991,496
60,700	Foster Wheeler, Ltd. #	3,865,983	106,900	NVIDIA Corporation #	2,196,795
23,500	FTI Consulting, Inc. #*	1,504,000	88,400	Omniture, Inc. #*	2,017,288
15,000	Huron Consulting Group, Inc. #*	627,900	172,500	ON Semiconductor Corporation #*	1,288,575
49,500	ITT Corporation *	3,168,000	435,300	RF Micro Devices, Inc. #*	1,466,961
12,400	Jacobs Engineering Group, Inc. #	1,070,492	66,800	SanDisk Corporation #	1,809,612
37,000	Joy Global, Inc.	2,747,250	146,000	Seagate Technology	2,755,020
68,200	Monster Worldwide, Inc. #*	1,659,306	65,400	Synaptics, Inc. #*	2,219,676
30,300	Precision Castparts Corporation	3,562,068	120,600	Synopsys, Inc. #	2,787,066
30,800	Rockwell Collins, Inc.	1,943,788	257,300	Tellabs, Inc. #	1,327,668
26,300	Roper Industries, Inc. *	1,633,756	55,000	Tyco Electronics, Ltd.	2,057,550
50,700	Stericycle, Inc. #	2,706,366	143,800	Western Union Company	3,307,400
22,900	Terex Corporation #	1,595,672	102,000	Xilinx, Inc.	2,526,540
30,200	Textron, Inc.	1,842,502		Total Information Technology	71,887,470
92,300	US Airways Group, Inc. #*	792,857
	Total Industrials	43,911,700	Materials (5.7%)
			35,000	Air Products and Chemicals, Inc.	3,445,050
Information Technology (22.5%)			9,400	Allegheny Technologies, Inc. *	647,002
193,200	Activision, Inc. #	5,226,060	76,900	Bemis Company, Inc. *	2,022,470
119,334	Adobe Systems, Inc. #*	4,449,965	60,800	Celanese Corporation	2,720,800
66,400	Akamai Technologies, Inc. #*	2,375,128	18,400	Newmont Mining Corporation	813,464
164,600	Broadcom Corporation #	4,273,016	99,500	Pactiv Corporation #	2,367,105
154,500	CNET Networks, Inc. #*	1,197,375	62,200	Praxair, Inc.	5,679,481
36,600	Corning, Inc.	977,586	32,200	Titanium Metals Corporation *	490,728
29,900	Dolby Laboratories, Inc. #	1,200,485		Total Materials	18,186,100
58,900	Electronic Arts, Inc. #	3,031,583
72,000	Emulex Corporation #	942,480	Telecommunications Services (4.1%)
144,400	F5 Networks, Inc. #	3,267,772	67,010	American Tower Corporation #	2,909,574
45,800	FormFactor, Inc. #	882,566	76,300	Clearwire Corporation #*	1,155,182
31,000	Hittite Microwave Corporation #	1,230,700	67,500	NII Holdings, Inc. #*	3,087,450
169,100	Integrated Device Technology, Inc. #	1,807,679	93,100	SBA Communications Corporation #*	3,010,854
94,700	Intersil Corporation	2,530,384	147,300	Time Warner Telecom, Inc. #*	2,887,080
179,300	Lawson Software, Inc. #	1,432,607		Total Telecommunications
32,400	Linear Technology Corporation *	1,132,704		Services	13,050,140
275,900	Marvell Technology Group, Ltd. #	3,572,905
46,600	Maxim Integrated Products, Inc.	979,998		Total Common Stock
44,500	Molex, Inc.	1,262,910		(cost $275,530,613)	302,033,661

The accompanying Notes to Financial Statements are an integral part of this schedule.
88

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (26.8%)	Rate (+)	Date	Value
85,693,458	Thrivent Financial Securities Lending Trust	2.740%	N/A	$85,693,458
	Total Collateral Held for Securities Loaned
	(cost $85,693,458)			85,693,458

		Interest	Maturity
Shares	Short-Term Investments (6.1%)	Rate (+)	Date	Value
19,637,056	Thrivent Money Market Fund	2.700%	N/A	$19,637,056
	Total Short-Term Investments (at amortized cost)			19,637,056
	Total Investments (cost $380,861,127) 127.4%			$407,364,175
	Other Assets and Liabilities, Net (27.4%)			(87,710,754)
	Total Net Assets 100.0%			$319,653,421

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$54,197,037
Gross unrealized depreciation	(27,693,989)
Net unrealized appreciation (depreciation)	$26,503,048
Cost for federal income tax purposes	$380,861,127

The accompanying Notes to Financial Statements are an integral part of this schedule.
89

Partner Mid Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value
Consumer Discretionary (10.2%)			5,415	Camden Property Trust	$286,508
10,064	BorgWarner, Inc.	$494,646	13,378	CIT Group, Inc. *	145,686
23,549	Cablevision Systems New York Group	541,627	12,158	Comerica, Inc.	422,247
96,300	Charter Communications, Inc. #*	103,041	10,056	Commerce Bancshares, Inc.	437,436
13,753	DISH Network Corporation #	410,390	31,066	DCT Industrial Trust, Inc. *	310,660
13,095	Fortune Brands, Inc. *	885,484	7,918	Everest Re Group, Ltd.	715,391
29,623	H&R Block, Inc. *	647,855	23,061	Genworth Financial, Inc.	531,787
7,701	J.C. Penney Company, Inc.		13,424	Highwoods Properties, Inc.	470,377
	(Holding Company)	327,292	15,767	Hudson City Bancorp, Inc.	301,623
15,194	Johnson Controls, Inc.	535,740	11,851	KeyCorp	285,965
3,650	Lennar Corporation *	67,233	4,050	Lazard, Ltd. *	158,517
3,071	M.D.C. Holdings, Inc.	133,834	5,756	Legg Mason, Inc.	346,972
17,041	Mattel, Inc.	319,519	6,939	Lincoln National Corporation	373,041
31,675	Newell Rubbermaid, Inc.	650,288	4,313	M&T Bank Corporation	402,101
432	NVR, Inc. #	265,032	10,330	Northern Trust Corporation	765,556
8,266	Ross Stores, Inc.	276,828	6,348	PartnerRe, Ltd.	469,625
6,007	Tenneco, Inc.	153,659	15,039	Pennsylvania Real Estate Investment
	Total Consumer Discretionary	5,812,468		Trust *	378,682
			9,717	Philadelphia Consolidated Holding
Consumer Staples (6.9%)				Corporation #	358,363
7,791	Campbell Soup Company	271,127	5,324	Principal Financial Group, Inc.	285,686
15,289	Clorox Company	810,317	2,047	Realty Income Corporation *	53,857
9,442	Coca-Cola Enterprises, Inc.	212,445	4,596	RenaissanceRe Holdings, Ltd.	236,418
22,343	ConAgra Foods, Inc.	526,401	15,293	SLM Corporation #	283,379
1,753	Energizer Holdings, Inc. #	138,592	21,250	Synovus Financial Corporation	251,600
5,074	General Mills, Inc.	306,470	4,550	Torchmark Corporation	294,567
2,857	Loews Corporation — Carolina Group	187,619	18,338	UnumProvident Corporation	425,625
3,298	Reynolds American, Inc. *	177,597	10,557	Vornado Realty Trust	982,751
11,079	Safeway, Inc.	350,096	9,190	W.R. Berkley Corporation	236,091
28,372	SUPERVALU, Inc.	939,113	14,447	Webster Financial Corporation	376,344
	Total Consumer Staples	3,919,777	14,303	Willis Group Holdings, Ltd.	497,029
			5,074	XL Capital, Ltd.	177,032
Energy (15.1%)				Total Financials	12,709,175
4,675	Dril-Quip, Inc. #	267,223
17,542	EXCO Resources, Inc. #	391,537	Health Care (4.4%)
16,213	Hess Corporation *	1,721,821	2,685	Coventry Health Care, Inc. #	120,100
8,614	Oil States International, Inc. #	431,217	10,193	Edwards Lifesciences Corporation #*	564,896
2,650	Petroleum Development Corporation #	199,360	2,867	Health Net, Inc. #	83,974
16,859	Quicksilver Resources, Inc. #*	699,480	19,840	IMS Health, Inc.	491,040
29,753	Range Resources Corporation	1,975,007	10,284	Laboratory Corporation of America
7,614	Smith International, Inc. *	582,547		Holdings #*	777,676
11,285	W-H Energy Services, Inc. #	872,218	18,361	PerkinElmer, Inc.	487,668
42,207	Williams Companies, Inc.	1,498,348		Total Health Care	2,525,354
	Total Energy	8,638,758
			Industrials (7.3%)
Financials (22.3%)			2,730	Alliant Techsystems, Inc. #*	299,645
16,700	Annaly Capital Management, Inc. *	279,892	72,739	Allied Waste Industries, Inc. #*	899,054
17,837	Apartment Investment & Management		4,209	Chicago Bridge and Iron Company	167,687
	Company *	659,612	6,280	Cooper Industries, Ltd.	266,209
7,827	Assurant, Inc.	508,755	5,847	Eaton Corporation	513,600

The accompanying Notes to Financial Statements are an integral part of this schedule.
90

Partner Mid Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value
Industrials — continued			Telecommunications Services (1.3%)
4,150	General Cable Corporation	$278,050	28,483	Cincinnati Bell, Inc. #*	$132,161
6,484	KBR, Inc.	186,999	14,457	Embarq Corporation	600,977
3,231	Landstar System, Inc.	167,883		Total Telecommunications
5,427	Lennox International, Inc.	179,851		Services	733,138
5,932	Monster Worldwide, Inc. #	144,326
7,144	Parker-Hannifin Corporation	570,448	Utilities (15.3%)
2,798	Rockwell Collins, Inc.	176,582	13,469	American Electric Power Company, Inc.	601,121
4,778	Ryder System, Inc. *	327,150	10,384	CMS Energy Corporation	151,399
	Total Industrials	4,177,484	2,183	Constellation Energy Group, Inc.	184,791
			34,765	DPL, Inc. *	967,510
Information Technology (8.6%)			18,201	Edison International, Inc.	949,546
21,365	Activision, Inc. #	577,923	11,844	Entergy Corporation	1,360,402
35,519	Amphenol Corporation	1,640,267	10,193	Equitable Resources, Inc.	676,509
12,992	CommScope, Inc. #	617,770	11,216	FirstEnergy Corporation	848,378
10,343	Intuit, Inc. #	278,951	17,928	PG&E Corporation	717,120
28,200	Iron Mountain, Inc. *	774,654	29,760	PPL Corporation	1,429,075
44,493	Seagate Technology	839,583	1,368	SCANA Corporation	53,940
10,147	Tessera Technologies, Inc. #*	205,375	5,233	Sempra Energy	296,554
	Total Information Technology	4,934,523	10,418	Wisconsin Energy Corporation	494,438
				Total Utilities	8,730,783
Materials (5.8%)
14,905	Albemarle Corporation	557,596		Total Common Stock
11,285	Celanese Corporation	505,004		(cost $52,185,845)	55,510,673
2,113	CF Industries Holdings, Inc.	282,508
7,895	Rockwood Holdings, Inc. #	291,404
10,501	Steel Dynamics, Inc.	365,960
8,618	United States Steel Corporation	1,326,741
	Total Materials	3,329,213

The accompanying Notes to Financial Statements are an integral part of this schedule.
91

Partner Mid Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.6%)	Rate (+)	Date	Value
9,474,175	Thrivent Financial Securities Lending Trust	2.740%	N/A	$9,474,175
	Total Collateral Held for Securities Loaned
	(cost $9,474,175)			9,474,175

		Interest	Maturity
Shares	Short-Term Investments (6.0%)	Rate (+)	Date	Value
3,411,833	Thrivent Money Market Fund	2.700%	N/A	$3,411,833
	Total Short-Term Investments (at amortized cost)			3,411,833
	Total Investments (cost $65,071,853) 119.8%			$68,396,681
	Other Assets and Liabilities, Net (19.8%)			(11,304,687)
	Total Net Assets 100.0%			$57,091,994

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,579,678
Gross unrealized depreciation	(3,254,850)
Net unrealized appreciation (depreciation)	$3,324,828
Cost for federal income tax purposes	$65,071,853

The accompanying Notes to Financial Statements are an integral part of this schedule.
92

Mid Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value
Consumer Discretionary (5.9%)			Health Care (9.8%)
640,700	Burger King Holdings, Inc.	$17,875,530	120,000	AmerisourceBergen Corporation	$4,866,000
312,700	Hasbro, Inc. *	11,119,612	242,600	Applera Corporation (Celera Group) #*	3,245,988
261,200	International Game Technology *	9,074,088	96,200	Beckman Coulter, Inc.	6,570,460
564,000	WMS Industries, Inc. #*	20,411,160	104,800	BioMarin Pharmaceutical, Inc. #*	3,821,008
	Total Consumer Discretionary	58,480,390	111,400	C.R. Bard, Inc. *	10,490,538
			308,800	Community Health Systems, Inc. #	11,589,264
Consumer Staples (11.8%)			29,800	Covance, Inc. #	2,496,942
159,000	Church & Dwight Company, Inc.	9,034,380	112,600	Coventry Health Care, Inc. #*	5,036,598
411,200	Coca-Cola Enterprises, Inc.	9,252,000	66,000	DaVita, Inc. #	3,459,060
140,900	Energizer Holdings, Inc. #	11,139,554	131,100	Endo Pharmaceutical Holdings, Inc. #	3,255,213
198,800	Flowers Foods, Inc.	5,146,932	125,500	ImClone Systems, Inc. #	5,854,575
876,400	H.J. Heinz Company	41,243,384	8,500	Intuitive Surgical, Inc. #	2,458,710
282,300	Kellogg Company	14,445,291	37,100	Invitrogen Corporation #*	3,471,447
194,000	Kimberly-Clark Corporation	12,414,060	76,500	ResMed, Inc. #	3,298,680
646,500	TreeHouse Foods, Inc. #*	14,656,155	108,900	Sepracor, Inc. #	2,346,795
	Total Consumer Staples	117,331,756	82,900	Shire Pharmaceuticals Group plc ADR *	4,554,526
			143,400	STERIS Corporation *	3,973,614
Energy (2.2%)			34,900	United Therapeutics Corporation #*	2,949,050
173,400	El Paso Corporation	2,972,076	202,600	Varian Medical Systems, Inc. #	9,497,888
75,400	Pride International, Inc. #	3,200,730	164,900	Vertex Pharmaceuticals, Inc. #*	4,208,248
331,200	Valero Energy Corporation	16,179,120		Total Health Care	97,444,604
	Total Energy	22,351,926
			Industrials (6.2%)
Financials (17.3%)			209,400	C.H. Robinson Worldwide, Inc.	13,125,192
922,000	Colonial BancGroup, Inc. *	7,505,080	66,500	Danaher Corporation *	5,188,330
180,995	Commerce Bancshares, Inc.	7,873,282	511,406	Hub Group, Inc. #	16,717,862
128,000	Cousins Properties, Inc. *	3,252,480	53,100	McDermott International, Inc. #	2,845,098
89,800	Cullen/Frost Bankers, Inc.	5,012,636	211,300	Roper Industries, Inc.	13,125,956
62,100	Eaton Vance Corporation	2,272,860	189,300	Stericycle, Inc. #	10,104,834
74,400	Endurance Specialty Holdings, Ltd.	2,762,472		Total Industrials	61,107,272
234,600	Equity One, Inc. *	5,794,620
771,950	HCC Insurance Holdings, Inc.	19,051,726	Information Technology (15.4%)
232,000	Host Marriott Corporation *	3,990,400	187,800	Activision, Inc. #	5,079,990
416,500	Marshall & Ilsley Corporation	10,404,170	2,200,900	Atmel Corporation #	8,187,348
564,900	MGIC Investment Corporation *	7,360,647	1,977,800	Compuware Corporation #*	14,912,612
1,242,700	New York Community Bancorp, Inc. *	23,201,209	124,300	Data Domain, Inc. #*	2,703,525
96,400	PartnerRe, Ltd. *	7,131,672	133,000	Electronic Arts, Inc. #	6,845,510
145,000	Philadelphia Consolidated Holding		235,500	F5 Networks, Inc. #	5,329,365
	Corporation #	5,347,600	345,800	Fair Isaac Corporation *	8,565,466
80,200	Protective Life Corporation	3,418,124	384,600	FormFactor, Inc. #*	7,411,242
208,900	Raymond James Financial, Inc. *	6,010,053	475,700	Foundry Networks, Inc. *	6,055,661
156,900	Rayonier, Inc. REIT *	6,594,507	287,400	Intersil Corporation	7,679,328
225,600	Strategic Hotel Capital, Inc. *	3,250,896	99,000	Lam Research Corporation #	4,043,160
724,400	U-Store-It Trust *	8,743,508	158,800	McAfee, Inc. #	5,280,100
360,950	W.R. Berkley Corporation	9,272,806	254,200	MKS Instruments, Inc. #	5,808,470
225,800	Westamerica Bancorporation *	13,195,752	159,900	Paychex, Inc.	5,815,563
227,500	Zions Bancorporation *	10,544,625	1,191,200	PMC-Sierra, Inc. *	9,255,624
	Total Financials	171,991,125	364,300	Polycom, Inc. #*	8,160,320
			372,200	Quest Software, Inc.	4,957,704

The accompanying Notes to Financial Statements are an integral part of this schedule.
93

Mid Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.3%)	Value	Shares	Common Stock (96.3%)	Value
Information Technology — continued			Telecommunications Services (0.9%)
226,500	Synopsys, Inc. #	$5,234,415	1,128,400	Cincinnati Bell, Inc. #*	$5,235,776
1,395,100	Teradyne, Inc. #	18,540,879	94,300	Embarq Corporation *	3,920,051
199,800	Xilinx, Inc.	4,949,046		Total Telecommunications
206,600	Zebra Technologies Corporation #	7,592,550		Services	9,155,827
	Total Information Technology	152,407,878
			Utilities (8.1%)
Materials (18.7%)			701,400	AGL Resources, Inc.	23,847,600
742,300	Ball Corporation	39,920,894	1,764,300	CMS Energy Corporation *	25,723,494
1,372,700	Crown Holdings, Inc. #	36,843,268	301,200	SCANA Corporation *	11,876,316
473,400	Owens-Illinois, Inc. #*	26,108,010	394,000	Vectren Corporation *	11,142,320
144,600	Packaging Corporation of America	3,178,308	160,000	Wisconsin Energy Corporation	7,593,600
1,496,803	Pactiv Corporation #	35,608,943		Total Utilities	80,183,330
812,385	Silgan Holdings, Inc.	43,283,873
	Total Materials	184,943,296		Total Common Stock
				(cost $953,994,961)	955,397,404

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.5%)	Rate (+)	Date	Value
252,315,180	Thrivent Financial Securities Lending Trust	2.740%	N/A	$252,315,180
	Total Collateral Held for Securities Loaned
	(cost $252,315,180)			252,315,180

The accompanying Notes to Financial Statements are an integral part of this schedule.
94

Mid Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.3%)	Rate (+)	Date	Value
$22,400,000	Rabobank USA Finance Corporation	2.310%	5/1/2008	$22,400,000
19,764,809	Thrivent Money Market Fund	2.700	N/A	19,764,809
	Total Short-Term Investments (at amortized cost)			42,164,809
	Total Investments (cost $1,248,474,950) 126.1%			$1,249,877,393
	Other Assets and Liabilities, Net (26.1%)			(258,899,194)
	Total Net Assets 100.0%			$990,978,199

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$54,951,988
Gross unrealized depreciation	(53,549,545)
Net unrealized appreciation (depreciation)	$1,402,443
Cost for federal income tax purposes	$1,248,474,950

The accompanying Notes to Financial Statements are an integral part of this schedule.
95

Mid Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Consumer Discretionary (12.4%)			1,650	Modine Manufacturing Company	$28,990
2,100	99 Cents Only Stores #*	$19,971	2,560	Mohawk Industries, Inc. #*	195,046
4,300	Advance Auto Parts, Inc. ‡	149,124	2,000	Netflix, Inc. #*	63,960
3,100	Aeropostale, Inc. #	98,549	300	NVR, Inc. #	184,050
9,850	American Eagle Outfitters, Inc. ‡	180,944	5,300	O’Reilly Automotive, Inc. #	153,011
2,500	American Greetings Corporation	44,750	3,200	Pacific Sunwear of California, Inc. #	42,912
2,900	AnnTaylor Stores Corporation #	73,370	5,900	PETsMART, Inc. *	132,042
3,317	ArvinMeritor, Inc. *	49,556	2,400	Phillips-Van Heusen Corporation	101,304
2,160	Barnes & Noble, Inc.	69,725	2,000	Regis Corporation	58,400
4,110	Belo Corporation	41,511	3,100	Rent-A-Center, Inc. #	66,743
1,310	Blyth, Inc.	22,060	6,300	Ross Stores, Inc.	210,987
1,510	Bob Evans Farms, Inc. *	42,386	2,400	Ruby Tuesday, Inc. *	20,424
2,760	Borders Group, Inc. *	17,388	1,900	Ryland Group, Inc.	60,762
5,480	BorgWarner, Inc.	269,342	6,510	Saks, Inc. #	84,695
2,700	Boyd Gaming Corporation	50,625	1,280	Scholastic Corporation #	36,032
4,662	Brinker International, Inc.	105,781	3,100	Scientific Games Corporation #	87,296
3,150	Callaway Golf Company	43,281	12,100	Service Corporation International	134,431
4,100	Career Education Corporation #*	82,615	3,100	Sotheby’s Holdings, Inc.	85,870
10,200	CarMax, Inc. #*‡	211,650	600	Strayer Education, Inc.	111,414
1,100	CBRL Group, Inc.	40,634	1,600	Thor Industries, Inc. *	48,512
5,400	Charming Shoppes, Inc. #*	27,864	2,200	Timberland Company #	32,120
3,200	Cheesecake Factory, Inc. #	72,416	5,900	Toll Brothers, Inc. #*	133,576
8,100	Chico’s FAS, Inc. #	57,267	2,800	Tupperware Corporation	110,320
1,600	Chipotle Mexican Grill, Inc. #*	157,008	5,200	Urban Outfitters, Inc. #	178,100
2,700	Coldwater Creek, Inc. #*	14,418	2,260	Valassis Communications, Inc. #*	32,092
3,070	Collective Brands, Inc. #	37,976	2,000	Warnaco Group, Inc. #	92,280
3,900	Corinthian Colleges, Inc. #	44,265	4,060	Williams-Sonoma, Inc.	107,184
2,690	DeVry, Inc.	153,330		Total Consumer Discretionary	6,394,518
3,800	Dick’s Sporting Goods, Inc. #	108,680
4,170	Dollar Tree, Inc. #	131,772	Consumer Staples (3.2%)
1,300	Entercom Communications Corporation	13,780	3,900	Alberto-Culver Company	98,163
7,200	Foot Locker, Inc.	91,080	3,020	BJ’s Wholesale Club, Inc. #	115,122
2,220	Furniture Brands International, Inc. *	30,081	3,080	Church & Dwight Company, Inc.	175,006
6,600	Gentex Corporation	123,288	3,500	Corn Products International, Inc.	162,330
2,300	Getty Images, Inc. #	75,095	2,650	Energizer Holdings, Inc. #	209,509
2,600	Guess ?, Inc. *	99,528	2,900	Hansen Natural Corporation #*	102,631
4,400	Hanesbrands, Inc. #	154,088	3,400	Hormel Foods Corporation	133,994
2,220	Harte-Hanks, Inc.	30,325	2,588	J.M. Smucker Company	129,089
1,700	Hovnanian Enterprises, Inc. #*	20,094	1,030	Lancaster Colony Corporation	39,336
1,550	International Speedway Corporation	65,751	2,600	NBTY, Inc.	73,190
1,400	ITT Educational Services, Inc. #	107,324	2,660	PepsiAmericas, Inc.	68,362
2,000	John Wiley and Sons, Inc.	92,100	1,790	Ruddick Corporation	69,273
3,700	Lamar Advertising Company *	146,298	5,400	Smithfield Foods, Inc. #	154,872
3,500	Lear Corporation *	99,995	1,296	Tootsie Roll Industries, Inc. *	31,521
1,970	Lee Enterprises, Inc. *	15,228	1,240	Universal Corporation	79,596
1,500	Life Time Fitness, Inc. #*	54,525		Total Consumer Staples	1,641,994
1,600	M.D.C. Holdings, Inc.	69,728
1,600	Matthews International Corporation	79,104
1,110	Media General, Inc. *	16,295

The accompanying Notes to Financial Statements are an integral part of this schedule.
96

Mid Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Energy (10.1%)			2,990	Everest Re Group, Ltd.	$270,146
6,600	Arch Coal, Inc. *	$378,576	2,700	Federal Realty Investment Trust *	221,805
1,600	Bill Barrett Corporation	82,288	9,872	Fidelity National Financial, Inc. *	157,853
3,800	Cimarex Energy Company	236,740	4,200	First American Corporation	137,760
11,300	Denbury Resources, Inc. #	345,328	1,200	First Community Bancorp, Inc.	25,788
2,500	Encore Acquisition Company #	114,075	4,900	First Niagara Financial Group, Inc.	70,707
3,016	Exterran Holdings, Inc. #	201,439	3,850	FirstMerit Corporation	79,002
6,000	FMC Technologies, Inc. #	403,200	2,460	Hanover Insurance Group, Inc.	110,405
4,100	Forest Oil Corporation #	241,613	5,300	HCC Insurance Holdings, Inc.	130,804
4,800	Frontier Oil Corporation	119,280	4,100	Health Care REIT, Inc. *	198,645
4,740	Helmerich & Payne, Inc.	254,775	2,700	Highwoods Properties, Inc.	94,608
6,100	Newfield Exploration Company #	370,636	2,050	Horace Mann Educators Corporation	34,686
1,190	Overseas Shipholding Group, Inc.	89,559	4,400	Hospitality Properties Trust	141,372
7,100	Patterson-UTI Energy, Inc.	198,374	3,800	IndyMac Bancorp, Inc.	12,350
5,450	Pioneer Natural Resources Company	314,628	5,500	Jefferies Group, Inc. *	103,400
5,142	Plains Exploration & Production		1,500	Jones Lang LaSalle, Inc.	116,415
	Company #	320,244	4,200	Liberty Property Trust	147,126
7,700	Pride International, Inc. #	326,865	3,300	Macerich Company	241,329
4,700	Quicksilver Resources, Inc. #*	195,003	3,200	Mack-Cali Realty Corporation	124,864
15,800	Southwestern Energy Company #	668,498	1,700	Mercury General Corporation	84,813
3,700	Superior Energy Services, Inc. #	164,206	4,400	Nationwide Health Properties, Inc. *	158,488
2,510	Tidewater, Inc.	163,702	15,010	New York Community Bancorp, Inc. *	280,237
	Total Energy	5,189,029	10,606	Old Republic International Corporation *	152,196
			3,740	PMI Group, Inc. *	21,056
Financials (16.0%)			1,855	Potlatch Corporation	83,123
1,700	Affiliated Managers Group, Inc. #	168,878	3,350	Protective Life Corporation	142,777
1,500	Alexandria Real Estate Equities, Inc.	157,545	3,700	Radian Group, Inc. *	19,980
4,500	AMB Property Corporation ‡	259,875	4,525	Raymond James Financial, Inc. *	130,184
3,350	American Financial Group, Inc.	91,857	3,628	Rayonier, Inc. REIT	152,485
5,300	AmeriCredit Corporation #*	73,988	4,600	Realty Income Corporation *	121,026
5,500	Apollo Investment Corporation	88,990	3,200	Regency Centers Corporation	229,024
4,200	Arthur J. Gallagher & Company	103,194	5,900	SEI Investments Company	137,293
5,878	Associated Banc-Corp	166,171	2,400	StanCorp Financial Group, Inc.	122,976
3,820	Astoria Financial Corporation	90,534	1,600	SVB Financial Group #	77,856
2,270	Bank of Hawaii Corporation	124,464	15,300	Synovus Financial Corporation	181,152
2,300	BRE Properties, Inc. *	110,285	4,980	TCF Financial Corporation	86,652
5,300	Brown & Brown, Inc.	101,760	6,100	UDR, Inc.	154,208
2,400	Camden Property Trust	126,984	2,490	Unitrin, Inc.	94,471
2,300	Cathay General Bancorp *	39,215	7,150	W.R. Berkley Corporation	183,684
2,000	City National Corporation	97,040	4,000	Waddell & Reed Financial, Inc.	135,440
9,100	Colonial BancGroup, Inc. *	74,074	4,096	Washington Federal, Inc.	97,526
2,100	Commerce Group, Inc.	76,524	2,450	Webster Financial Corporation	63,822
1,800	Cousins Properties, Inc. *	45,738	3,400	Weingarten Realty Investors	125,426
2,800	Cullen/Frost Bankers, Inc.	156,296	1,510	Westamerica Bancorporation *	88,244
6,800	Duke Realty Corporation *	166,056	3,240	Wilmington Trust Corporation	106,531
5,300	Eaton Vance Corporation	193,980		Total Financials	8,207,643
1,800	Equity One, Inc. *	44,460

The accompanying Notes to Financial Statements are an integral part of this schedule.
97

Mid Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Health Care (11.8%)			Industrials (16.1%)
2,856	Advanced Medical Optics, Inc. #	$59,976	4,210	AGCO Corporation #‡	$253,147
3,300	Affymetrix, Inc. #*	36,003	5,400	AirTran Holdings, Inc. #*	18,414
1,940	Apria Healthcare Group, Inc. #	34,183	1,720	Alaska Air Group, Inc. #	36,946
2,900	Beckman Coulter, Inc. ‡	198,070	1,950	Alexander & Baldwin, Inc.	97,948
3,100	Cephalon, Inc. #*	193,471	1,600	Alliant Techsystems, Inc. #*	175,616
3,000	Cerner Corporation #*	138,810	4,960	AMETEK, Inc.	240,659
3,100	Charles River Laboratories		4,800	Avis Budget Group, Inc. #	63,744
	International, Inc. #	179,955	4,300	BE Aerospace, Inc. #	173,548
4,400	Community Health Systems, Inc. #	165,132	2,140	Brink’s Company	155,685
2,890	Covance, Inc. #*	242,153	2,720	Carlisle Companies, Inc.	78,554
6,920	Dentsply International, Inc.	268,980	3,133	ChoicePoint, Inc. #	151,481
2,590	Edwards Lifesciences Corporation #	143,538	2,010	Con-way, Inc.	92,962
6,300	Endo Pharmaceutical Holdings, Inc. #	156,429	3,200	Copart, Inc. #	130,784
2,500	Gen-Probe, Inc. #	140,900	1,600	Corporate Executive Board Company	69,712
11,200	Health Management Associates, Inc. #	79,856	5,700	Corrections Corporation of America #	145,350
5,040	Health Net, Inc. #	147,622	2,500	Crane Company	102,350
4,200	Henry Schein, Inc. #	232,554	2,400	Deluxe Corporation	51,024
2,930	Hill-Rom Holdings, Inc.	73,631	3,280	Donaldson Company, Inc.	142,811
11,800	Hologic, Inc. #*	344,442	2,000	DRS Technologies, Inc.	124,880
1,800	Intuitive Surgical, Inc. #	520,668	2,700	Dun & Bradstreet Corporation	227,610
2,200	Invitrogen Corporation #*	205,854	5,780	Fastenal Company *	282,122
1,300	Kindred Healthcare, Inc.	30,849	2,280	Federal Signal Corporation	31,646
2,600	Kinetic Concepts, Inc. #	103,116	2,620	Flowserve Corporation	325,116
2,600	LifePoint Hospitals, Inc. #	78,312	2,200	GATX Corporation	96,800
3,400	Lincare Holdings, Inc. #	82,756	2,950	Graco, Inc.	122,160
2,600	Medicis Pharmaceutical Corporation	53,560	1,445	Granite Construction, Inc.	49,564
15,038	Millennium Pharmaceuticals, Inc. #	373,995	3,980	Harsco Corporation	236,133
5,580	Omnicare, Inc.	113,553	2,670	Herman Miller, Inc.	62,291
1,600	Par Pharmaceutical Companies, Inc. #	27,280	2,010	HNI Corporation *	43,758
5,400	PDL BioPharma, Inc. #	71,604	2,630	Hubbell, Inc.	117,640
3,520	Perrigo Company	144,285	3,800	IDEX Corporation	139,422
4,800	Pharmaceutical Product		3,900	JB Hunt Transport Services, Inc.	132,483
	Development, Inc. *	198,816	8,500	JetBlue Airways Corporation #*	42,840
2,600	Psychiatric Solutions, Inc. #	90,246	4,950	Joy Global, Inc.	367,538
3,700	ResMed, Inc. #	159,544	3,500	Kansas City Southern, Inc.	157,780
5,220	Sepracor, Inc. #	112,491	7,800	KBR, Inc.	224,952
2,870	STERIS Corporation	79,528	1,100	Kelly Services, Inc.	24,475
1,900	Techne Corporation #	137,788	3,520	Kennametal, Inc.	122,390
2,400	Universal Health Services, Inc.	150,336	2,100	Korn/Ferry International #	39,186
4,170	Valeant Pharmaceuticals International #*	55,378	2,000	Lincoln Electric Holdings, Inc.	152,600
1,400	Varian, Inc. #	71,302	3,740	Manpower, Inc.	251,066
3,900	VCA Antech, Inc. #	126,243	1,300	Mine Safety Appliances Company	48,321
6,100	Vertex Pharmaceuticals, Inc. #*	155,672	2,200	MSC Industrial Direct Company, Inc.	107,272
2,000	Wellcare Health Plans, Inc. #	87,560	2,100	Navigant Consulting, Inc. #	42,252
	Total Health Care	6,066,441	1,580	Nordson Corporation	93,267
			3,400	Oshkosh Truck Corporation	138,040
			4,620	Pentair, Inc.	170,155

The accompanying Notes to Financial Statements are an integral part of this schedule.
98

Mid Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Industrials — continued			3,600	Global Payments, Inc.	$159,336
7,990	Quanta Services, Inc. #*	$212,055	6,280	Harris Corporation	339,308
7,300	Republic Services, Inc.	232,067	1,400	Imation Corporation	32,732
2,043	Rollins, Inc.	32,545	6,900	Ingram Micro, Inc. #	117,369
4,200	Roper Industries, Inc. *	260,904	8,790	Integrated Device Technology, Inc. #	93,965
2,540	SPX Corporation	312,420	3,300	International Rectifier Corporation #	75,108
4,100	Stericycle, Inc. #	218,858	5,800	Intersil Corporation	154,976
1,720	Teleflex, Inc.	94,755	3,500	Jack Henry & Associates, Inc.	91,980
2,300	Thomas & Betts Corporation #	86,158	3,900	KEMET Corporation #	15,873
4,500	Timken Company	162,675	5,700	Lam Research Corporation #	232,788
3,695	Trinity Industries, Inc. *	112,328	2,500	Macrovision Corporation #	39,450
3,500	United Rentals, Inc. #	65,940	7,480	McAfee, Inc. #	248,710
3,800	URS Corporation	153,292	4,140	Mentor Graphics Corporation #	41,690
2,300	Wabtec Corporation	98,624	4,200	Metavante Technologies, Inc. #	98,994
2,100	Werner Enterprises, Inc. *	40,845	4,520	MPS Group, Inc. #	48,500
2,600	YRC Worldwide, Inc. #*	42,250	2,750	National Instruments Corporation	80,905
	Total Industrials	8,280,210	8,100	NCR Corporation	199,503
			3,600	NeuStar, Inc. #	99,036
Information Technology (13.2%)			4,900	Palm, Inc. *	28,224
17,800	3Com Corporation #	42,542	5,400	Parametric Technology Corporation #	94,122
1,680	ACI Worldwide, Inc. #	37,128	2,200	Plantronics, Inc.	54,802
13,600	Activision, Inc. #	367,880	4,000	Polycom, Inc. #	89,600
3,130	Acxiom Corporation	37,028	13,500	RF Micro Devices, Inc. #	45,495
5,500	ADC Telecommunications, Inc.	77,110	3,060	Semtech Corporation #	49,694
2,660	ADTRAN, Inc. *	62,936	2,400	Silicon Laboratories, Inc. #	81,048
900	Advent Software, Inc. #	35,874	2,000	SRA International, Inc. #	52,540
3,600	Alliance Data Systems Corporation #‡	206,676	3,760	Sybase, Inc. #	110,619
8,200	Amphenol Corporation ‡	378,676	6,580	Synopsys, Inc. #	152,064
5,720	Arrow Electronics, Inc. #	155,641	2,440	Tech Data Corporation #	82,008
20,560	Atmel Corporation #‡	76,483	6,579	TriQuint Semiconductor, Inc. #	43,356
6,940	Avnet, Inc. #	181,759	4,500	ValueClick, Inc. #	89,775
2,110	Avocent Corporation #	41,166	8,570	Vishay Intertechnology, Inc. #	80,986
6,400	Broadridge Financial Solutions, LLC	119,168	10,200	Western Digital Corporation #*	295,698
12,880	Cadence Design Systems, Inc. #	143,354	3,600	Wind River Systems, Inc. #	29,664
3,166	CommScope, Inc. #	150,543	3,000	Zebra Technologies Corporation #	110,250
4,000	Cree, Inc. #*	104,000		Total Information Technology	6,814,899
1,640	CSG Systems International, Inc. #	19,844
7,010	Cypress Semiconductor Corporation #	197,121	Materials (7.5%)
3,000	Diebold, Inc.	117,600	3,790	Airgas, Inc. ‡	182,413
1,900	Digital River, Inc. #	62,415	3,580	Albemarle Corporation ‡	133,928
2,260	DST Systems, Inc. #*	135,238	3,100	AptarGroup, Inc.	136,865
1,800	Dycom Industries, Inc. #	25,884	2,970	Cabot Corporation	86,605
3,900	F5 Networks, Inc. #	88,257	2,200	Carpenter Technology Corporation	112,816
2,350	Fair Isaac Corporation *	58,210	2,200	CF Industries Holdings, Inc.	294,140
5,700	Fairchild Semiconductor		11,170	Chemtura Corporation	77,296
	International, Inc. #	74,328	2,000	Cleveland-Cliffs, Inc.	320,800
7,000	Foundry Networks, Inc.	89,110	5,500	Commercial Metals Company	171,270
3,000	Gartner Group, Inc. #	68,760	1,950	Cytec Industries, Inc.	115,070

The accompanying Notes to Financial Statements are an integral part of this schedule.
99

Mid Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Materials — continued			6,266	Aqua America, Inc. *	$115,482
2,090	Ferro Corporation	$36,742	17,490	Aquila, Inc. #	62,964
3,400	FMC Corporation	213,452	1,780	Black Hills Corporation	69,438
4,700	Louisiana-Pacific Corporation *	54,097	5,320	DPL, Inc. *	148,056
3,260	Lubrizol Corporation	190,123	3,300	Energen Corporation	225,192
2,000	Martin Marietta Materials, Inc. *	218,760	7,350	Energy East Corporation	167,580
970	Minerals Technologies, Inc.	65,708	5,600	Equitable Resources, Inc.	371,672
3,480	Olin Corporation	70,192	4,130	Great Plains Energy, Inc.	105,893
4,200	Packaging Corporation of America	92,316	3,940	Hawaiian Electric Industries, Inc. *	96,885
2,900	Reliance Steel & Aluminum Company	176,262	2,220	IDACORP, Inc. *	72,017
5,690	RPM International, Inc.	126,887	8,425	MDU Resources Group, Inc.	243,230
2,100	Scotts Company	69,594	3,960	National Fuel Gas Company *	202,673
2,320	Sensient Technologies Corporation	69,066	7,160	Northeast Utilities Service Company	188,451
4,540	Sonoco Products Company	149,593	5,140	NSTAR *	165,559
8,600	Steel Dynamics, Inc.	299,710	4,260	OGE Energy Corporation	139,259
5,000	Temple-Inland, Inc.	58,350	4,800	ONEOK, Inc.	230,976
4,200	Terra Industries, Inc. *	159,012	3,660	PNM Resources, Inc.	53,033
4,620	Valspar Corporation	101,548	6,020	Puget Energy, Inc.	163,804
3,100	Worthington Industries, Inc.	55,831	5,390	SCANA Corporation *	212,528
	Total Materials	3,838,446	10,770	Sierra Pacific Resources	146,795
			3,620	Vectren Corporation	102,374
Telecommunications Services (0.5%)			4,600	Westar Energy, Inc.	106,674
11,510	Cincinnati Bell, Inc. #*	53,406	2,390	WGL Holdings, Inc.	78,392
4,910	Telephone and Data Systems, Inc.	188,053	5,420	Wisconsin Energy Corporation	257,233
	Total Telecommunications			Total Utilities	4,049,488
	Services	241,459
				Total Common Stock
Utilities (7.9%)				(cost $38,843,219)	50,724,127
3,560	AGL Resources, Inc. ‡	121,040
5,370	Alliant Energy Corporation ‡	202,288

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.9%)	Rate (+)	Date	Value
8,144,177	Thrivent Financial Securities Lending Trust	2.740%	N/A	$8,144,177
	Total Collateral Held for Securities Loaned
	(cost $8,144,177)			8,144,177

The accompanying Notes to Financial Statements are an integral part of this schedule.
100

Mid Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.3%)	Rate (+)	Date	Value
$125,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$124,792
543,202	Thrivent Money Market Fund	2.700	N/A	543,202
	Total Short-Term Investments (at amortized cost)			667,994
	Total Investments (cost $47,655,390) 115.9%			$59,536,298
	Other Assets and Liabilities, Net (15.9%)			(8,155,611)
	Total Net Assets 100.0%			$51,380,687

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 400 Mini-Futures	8	June 2008	$643,087	$672,080	$28,993
Total Futures					$28,993

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2008, $124,792 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,408,722 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,111,907
Gross unrealized depreciation	(4,230,999)
Net unrealized appreciation (depreciation)	$11,880,908
Cost for federal income tax purposes	$47,655,390

The accompanying Notes to Financial Statements are an integral part of this schedule.
101

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Consumer Discretionary (11.9%)			235	Media General, Inc.	$3,450
466	99 Cents Only Stores #	$4,432	440	Modine Manufacturing Company	7,731
1,150	Advance Auto Parts, Inc. ‡	39,882	620	Mohawk Industries, Inc. #*	47,238
650	Aeropostale, Inc. #	20,664	500	Netflix, Inc. #*	15,990
2,321	American Eagle Outfitters, Inc. ‡	42,637	100	NVR, Inc. #	61,350
600	American Greetings Corporation	10,740	1,300	O’Reilly Automotive, Inc. #	37,531
700	AnnTaylor Stores Corporation #	17,710	800	Pacific Sunwear of California, Inc. #	10,728
586	ArvinMeritor, Inc. *	8,755	1,400	PETsMART, Inc.	31,332
495	Barnes & Noble, Inc.	15,979	600	Phillips-Van Heusen Corporation	25,326
915	Belo Corporation	9,242	400	Regis Corporation	11,680
315	Blyth, Inc.	5,305	800	Rent-A-Center, Inc. #	17,224
420	Bob Evans Farms, Inc.	11,789	1,420	Ross Stores, Inc.	47,556
765	Borders Group, Inc. *	4,820	500	Ruby Tuesday, Inc. *	4,255
1,280	BorgWarner, Inc. ‡	62,912	400	Ryland Group, Inc.	12,792
600	Boyd Gaming Corporation *	11,250	1,635	Saks, Inc. #*	21,271
1,135	Brinker International, Inc. ‡	25,753	410	Scholastic Corporation #	11,542
750	Callaway Golf Company	10,305	700	Scientific Games Corporation #	19,712
1,000	Career Education Corporation #	20,150	2,800	Service Corporation International	31,108
2,300	CarMax, Inc. #*	47,725	705	Sotheby’s Holdings, Inc.	19,528
180	CBRL Group, Inc.	6,649	100	Strayer Education, Inc.	18,569
1,400	Charming Shoppes, Inc. #*	7,224	400	Thor Industries, Inc.	12,128
650	Cheesecake Factory, Inc. #	14,710	600	Timberland Company #	8,760
2,000	Chico’s FAS, Inc. #‡	14,140	1,300	Toll Brothers, Inc. #	29,432
400	Chipotle Mexican Grill, Inc. #	39,252	700	Tupperware Corporation	27,580
700	Coldwater Creek, Inc. #*	3,738	1,300	Urban Outfitters, Inc. #	44,525
725	Collective Brands, Inc. #*	8,968	575	Valassis Communications, Inc. #*	8,165
900	Corinthian Colleges, Inc. #	10,215	500	Warnaco Group, Inc. #	23,070
695	DeVry, Inc.	39,615	970	Williams-Sonoma, Inc.	25,608
900	Dick’s Sporting Goods, Inc. #	25,740		Total Consumer Discretionary	1,512,868
1,002	Dollar Tree, Inc. #	31,663
400	Entercom Communications Corporation	4,240	Consumer Staples (3.1%)
1,600	Foot Locker, Inc. ‡	20,240	1,000	Alberto-Culver Company	25,170
500	Furniture Brands International, Inc. *	6,775	730	BJ’s Wholesale Club, Inc. #	27,828
1,400	Gentex Corporation ‡	26,152	665	Church & Dwight Company, Inc. ‡	37,785
500	Getty Images, Inc. #	16,325	900	Corn Products International, Inc.	41,742
600	Guess ?, Inc.	22,968	600	Energizer Holdings, Inc. #‡	47,436
1,100	Hanesbrands, Inc. #	38,522	700	Hansen Natural Corporation #*	24,773
635	Harte-Hanks, Inc.	8,674	725	Hormel Foods Corporation	28,572
300	Hovnanian Enterprises, Inc. #*	3,546	595	J.M. Smucker Company	29,679
355	International Speedway Corporation	15,059	245	Lancaster Colony Corporation	9,357
300	ITT Educational Services, Inc. #	22,998	600	NBTY, Inc.	16,890
400	John Wiley and Sons, Inc.	18,420	610	PepsiAmericas, Inc.	15,677
800	Lamar Advertising Company *	31,632	480	Ruddick Corporation	18,576
700	Lear Corporation *	19,999	1,200	Smithfield Foods, Inc. #	34,416
360	Lee Enterprises, Inc.	2,783	404	Tootsie Roll Industries, Inc.	9,826
400	Life Time Fitness, Inc. #*	14,540	350	Universal Corporation	22,466
300	M.D.C. Holdings, Inc.	13,074		Total Consumer Staples	390,193
400	Matthews International Corporation	19,776

The accompanying Notes to Financial Statements are an integral part of this schedule.
102

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Energy (10.2%)			705	Everest Re Group, Ltd.	$63,697
1,700	Arch Coal, Inc. ‡	$97,512	700	Federal Realty Investment Trust	57,505
400	Bill Barrett Corporation	20,572	2,085	Fidelity National Financial, Inc. ‡	33,339
1,000	Cimarex Energy Company ‡	62,300	900	First American Corporation ‡	29,520
2,700	Denbury Resources, Inc. #	82,512	200	First Community Bancorp, Inc. ‡	4,298
600	Encore Acquisition Company #	27,378	1,000	First Niagara Financial Group, Inc. ‡	14,430
698	Exterran Holdings, Inc. #	46,619	770	FirstMerit Corporation ‡	15,800
1,500	FMC Technologies, Inc. #‡	100,800	665	Hanover Insurance Group, Inc.	29,845
1,000	Forest Oil Corporation #‡	58,930	1,250	HCC Insurance Holdings, Inc.	30,850
1,200	Frontier Oil Corporation ‡	29,820	900	Health Care REIT, Inc. *	43,605
1,050	Helmerich & Payne, Inc.	56,438	700	Highwoods Properties, Inc.	24,528
1,500	Newfield Exploration Company #	91,140	530	Horace Mann Educators Corporation	8,968
370	Overseas Shipholding Group, Inc.	27,846	1,000	Hospitality Properties Trust	32,130
1,700	Patterson-UTI Energy, Inc.	47,498	800	IndyMac Bancorp, Inc. *	2,600
1,360	Pioneer Natural Resources Company	78,513	1,350	Jefferies Group, Inc. *	25,380
1,330	Plains Exploration & Production		400	Jones Lang LaSalle, Inc.	31,044
	Company #	82,832	1,000	Liberty Property Trust	35,030
1,900	Pride International, Inc. #	80,655	800	Macerich Company	58,504
1,200	Quicksilver Resources, Inc. #*	49,788	700	Mack-Cali Realty Corporation	27,314
4,000	Southwestern Energy Company #	169,241	400	Mercury General Corporation	19,956
900	Superior Energy Services, Inc. #	39,942	1,000	Nationwide Health Properties, Inc. *	36,020
680	Tidewater, Inc.	44,350	3,300	New York Community Bancorp, Inc. *	61,611
	Total Energy	1,294,686	2,421	Old Republic International Corporation	34,741
			970	PMI Group, Inc.	5,461
Financials (15.0%)			518	Potlatch Corporation	23,212
400	Affiliated Managers Group, Inc. #	39,736	855	Protective Life Corporation	36,440
300	Alexandria Real Estate Equities, Inc.	31,509	600	Radian Group, Inc.	3,240
1,100	AMB Property Corporation ‡	63,525	1,050	Raymond James Financial, Inc. *	30,208
700	American Financial Group, Inc. *	19,194	783	Rayonier, Inc. REIT	32,909
1,300	AmeriCredit Corporation #*	18,148	1,100	Realty Income Corporation *	28,941
1,200	Apollo Investment Corporation *	19,416	700	Regency Centers Corporation	50,099
1,000	Arthur J. Gallagher & Company ‡	24,570	1,400	SEI Investments Company	32,578
1,344	Associated Banc-Corp ‡	37,995	500	StanCorp Financial Group, Inc.	25,620
945	Astoria Financial Corporation	22,396	400	SVB Financial Group #	19,464
485	Bank of Hawaii Corporation	26,593	3,400	Synovus Financial Corporation	40,256
600	BRE Properties, Inc. *	28,770	1,220	TCF Financial Corporation	21,228
1,300	Brown & Brown, Inc. ‡	24,960	1,500	UDR, Inc.	37,920
600	Camden Property Trust	31,746	515	Unitrin, Inc.	19,539
500	Cathay General Bancorp	8,525	1,750	W.R. Berkley Corporation ‡	44,958
510	City National Corporation ‡	24,745	1,000	Waddell & Reed Financial, Inc.	33,860
2,200	Colonial BancGroup, Inc. ‡	17,908	873	Washington Federal, Inc.	20,786
500	Commerce Group, Inc.	18,220	470	Webster Financial Corporation	12,244
300	Cousins Properties, Inc.	7,623	900	Weingarten Realty Investors	33,201
600	Cullen/Frost Bankers, Inc.	33,492	325	Westamerica Bancorporation *	18,993
1,600	Duke Realty Corporation *	39,072	670	Wilmington Trust Corporation	22,030
1,200	Eaton Vance Corporation	43,920		Total Financials	1,905,845
400	Equity One, Inc.	9,880

The accompanying Notes to Financial Statements are an integral part of this schedule.
103

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Health Care (11.2%)			Industrials (15.4%)
624	Advanced Medical Optics, Inc. #	$13,104	1,010	AGCO Corporation #‡	$60,731
900	Affymetrix, Inc. #*	9,819	1,300	AirTran Holdings, Inc. #*	4,433
545	Apria Healthcare Group, Inc. #	9,603	335	Alaska Air Group, Inc. #	7,196
710	Beckman Coulter, Inc. ‡	48,493	550	Alexander & Baldwin, Inc.	27,626
700	Cephalon, Inc. #*	43,687	400	Alliant Techsystems, Inc. #‡	43,904
700	Cerner Corporation #	32,389	1,130	AMETEK, Inc. ‡	54,828
800	Charles River Laboratories		1,010	Avis Budget Group, Inc. #	13,413
	International, Inc. #	46,440	1,000	BE Aerospace, Inc. #	40,360
1,100	Community Health Systems, Inc. #	41,283	505	Brink’s Company	36,739
670	Covance, Inc. #	56,139	630	Carlisle Companies, Inc.	18,194
1,664	Dentsply International, Inc. ‡	64,680	700	ChoicePoint, Inc. #‡	33,845
500	Edwards Lifesciences Corporation #	27,710	415	Con-way, Inc.	19,194
1,500	Endo Pharmaceutical Holdings, Inc. #	37,245	700	Copart, Inc. #	28,609
600	Gen-Probe, Inc. #‡	33,816	400	Corporate Executive Board Company	17,428
2,700	Health Management Associates, Inc. #	19,251	1,400	Corrections Corporation of America #	35,700
1,250	Health Net, Inc. #	36,612	600	Crane Company	24,564
1,000	Henry Schein, Inc. #	55,370	600	Deluxe Corporation	12,756
630	Hill-Rom Holdings, Inc.	15,832	690	Donaldson Company, Inc.	30,043
2,800	Hologic, Inc. #	81,732	500	DRS Technologies, Inc.	31,220
400	Intuitive Surgical, Inc. #	115,704	700	Dun & Bradstreet Corporation	59,010
500	Invitrogen Corporation #	46,785	1,240	Fastenal Company ‡	60,524
300	Kindred Healthcare, Inc.	7,119	495	Federal Signal Corporation ‡	6,871
600	Kinetic Concepts, Inc. #	23,796	600	Flowserve Corporation ‡	74,454
600	LifePoint Hospitals, Inc. #	18,072	575	GATX Corporation	25,300
730	Lincare Holdings, Inc. #	17,768	600	Graco, Inc. ‡	24,846
600	Medicis Pharmaceutical Corporation	12,360	330	Granite Construction, Inc. ‡	11,319
3,522	Millennium Pharmaceuticals, Inc. #	87,592	960	Harsco Corporation	56,957
1,185	Omnicare, Inc.	24,115	580	Herman Miller, Inc.	13,531
400	Par Pharmaceutical Companies, Inc. #	6,820	415	HNI Corporation *	9,035
1,300	PDL BioPharma, Inc. #	17,238	555	Hubbell, Inc.	24,825
730	Perrigo Company	29,923	900	IDEX Corporation	33,021
1,200	Pharmaceutical Product		1,010	JB Hunt Transport Services, Inc.	34,310
	Development, Inc. *	49,704	1,900	JetBlue Airways Corporation #*	9,576
600	Psychiatric Solutions, Inc. #	20,826	1,250	Joy Global, Inc.	92,812
900	ResMed, Inc. #	38,808	900	Kansas City Southern, Inc.	40,572
1,170	Sepracor, Inc. #	25,214	2,000	KBR, Inc.	57,680
580	STERIS Corporation	16,072	290	Kelly Services, Inc.	6,452
500	Techne Corporation #	36,260	930	Kennametal, Inc.	32,336
500	Universal Health Services, Inc.	31,320	400	Korn/Ferry International #	7,464
1,070	Valeant Pharmaceuticals International #*	14,210	400	Lincoln Electric Holdings, Inc.	30,520
400	Varian, Inc. #	20,372	950	Manpower, Inc.	63,774
900	VCA Antech, Inc. #*	29,133	300	Mine Safety Appliances Company	11,151
1,500	Vertex Pharmaceuticals, Inc. #*	38,280	400	MSC Industrial Direct Company, Inc.	19,504
400	Wellcare Health Plans, Inc. #	17,512	500	Navigant Consulting, Inc. #	10,060
	Total Health Care	1,418,208	360	Nordson Corporation	21,251
			800	Oshkosh Truck Corporation	32,480

The accompanying Notes to Financial Statements are an integral part of this schedule.
104

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Industrials — continued			800	Gartner Group, Inc. #‡	$18,336
1,030	Pentair, Inc.	$37,935	900	Global Payments, Inc. ‡	39,834
1,800	Quanta Services, Inc. #	47,772	1,590	Harris Corporation	85,908
1,750	Republic Services, Inc.	55,632	400	Imation Corporation	9,352
610	Rollins, Inc.	9,717	1,600	Ingram Micro, Inc. #	27,216
1,000	Roper Industries, Inc. *	62,120	2,155	Integrated Device Technology, Inc. #	23,037
640	SPX Corporation	78,720	800	International Rectifier Corporation #	18,208
1,000	Stericycle, Inc. #	53,380	1,300	Intersil Corporation	34,736
335	Teleflex, Inc.	18,455	800	Jack Henry & Associates, Inc.	21,024
600	Thomas & Betts Corporation #	22,476	1,100	KEMET Corporation #	4,477
1,100	Timken Company	39,765	1,450	Lam Research Corporation #	59,218
880	Trinity Industries, Inc.	26,752	600	Macrovision Corporation #*	9,468
800	United Rentals, Inc. #	15,072	1,795	McAfee, Inc. #	59,684
900	URS Corporation	36,306	950	Mentor Graphics Corporation #	9,566
500	Wabtec Corporation	21,440	900	Metavante Technologies, Inc. #	21,213
475	Werner Enterprises, Inc.	9,239	1,025	MPS Group, Inc. #	10,998
700	YRC Worldwide, Inc. #	11,375	550	National Instruments Corporation	16,181
	Total Industrials	1,956,574	1,900	NCR Corporation	46,797
			800	NeuStar, Inc. #	22,008
Information Technology (12.9%)			1,200	Palm, Inc. *	6,912
4,300	3Com Corporation #	10,277	1,300	Parametric Technology Corporation #	22,659
485	ACI Worldwide, Inc. #	10,718	600	Plantronics, Inc.	14,946
3,277	Activision, Inc. #‡	88,643	990	Polycom, Inc. #	22,176
845	Acxiom Corporation	9,996	3,300	RF Micro Devices, Inc. #	11,121
1,300	ADC Telecommunications, Inc.	18,226	700	Semtech Corporation #	11,368
590	ADTRAN, Inc.	13,959	500	Silicon Laboratories, Inc. #	16,885
200	Advent Software, Inc. #	7,972	400	SRA International, Inc. #	10,508
900	Alliance Data Systems Corporation #‡	51,669	900	Sybase, Inc. #	26,478
1,900	Amphenol Corporation ‡	87,742	1,600	Synopsys, Inc. #	36,976
1,425	Arrow Electronics, Inc. #‡	38,774	545	Tech Data Corporation #	18,317
4,990	Atmel Corporation #	18,563	1,515	TriQuint Semiconductor, Inc. #	9,984
1,660	Avnet, Inc. #‡	43,475	1,100	ValueClick, Inc. #	21,945
550	Avocent Corporation #	10,730	2,095	Vishay Intertechnology, Inc. #	19,798
1,600	Broadridge Financial Solutions, LLC	29,792	2,500	Western Digital Corporation #*	72,475
3,080	Cadence Design Systems, Inc. #‡	34,280	900	Wind River Systems, Inc. #	7,416
756	CommScope, Inc. #	35,948	700	Zebra Technologies Corporation #	25,725
900	Cree, Inc. #*	23,400		Total Information Technology	1,640,580
445	CSG Systems International, Inc. #	5,384
1,740	Cypress Semiconductor Corporation #	48,929	Materials (7.3%)
790	Diebold, Inc.	30,968	895	Airgas, Inc. ‡	43,076
400	Digital River, Inc. #	13,140	860	Albemarle Corporation	32,173
590	DST Systems, Inc. #*	35,306	800	AptarGroup, Inc.	35,320
500	Dycom Industries, Inc. #	7,190	775	Cabot Corporation	22,599
900	F5 Networks, Inc. #‡	20,367	600	Carpenter Technology Corporation	30,768
600	Fair Isaac Corporation ‡	14,862	600	CF Industries Holdings, Inc.	80,220
1,300	Fairchild Semiconductor		2,720	Chemtura Corporation	18,822
	International, Inc. #‡	16,952	500	Cleveland-Cliffs, Inc.	80,200
1,600	Foundry Networks, Inc.	20,368	1,300	Commercial Metals Company	40,482

The accompanying Notes to Financial Statements are an integral part of this schedule.
105

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Materials — continued			4,395	Aquila, Inc. #‡	$15,822
465	Cytec Industries, Inc.	$27,440	470	Black Hills Corporation	18,335
490	Ferro Corporation ‡	8,614	1,245	DPL, Inc. *	34,648
800	FMC Corporation ‡	50,224	800	Energen Corporation	54,592
1,200	Louisiana-Pacific Corporation	13,812	1,765	Energy East Corporation	40,242
770	Lubrizol Corporation	44,906	1,400	Equitable Resources, Inc. ‡	92,918
405	Martin Marietta Materials, Inc.	44,299	930	Great Plains Energy, Inc. ‡	23,845
270	Minerals Technologies, Inc.	18,290	1,070	Hawaiian Electric Industries, Inc.	26,311
885	Olin Corporation	17,850	625	IDACORP, Inc. *	20,275
1,100	Packaging Corporation of America	24,178	2,150	MDU Resources Group, Inc.	62,070
700	Reliance Steel & Aluminum Company	42,546	870	National Fuel Gas Company	44,527
1,315	RPM International, Inc.	29,324	1,725	Northeast Utilities Service Company	45,402
400	Scotts Company	13,256	1,130	NSTAR	36,397
410	Sensient Technologies Corporation	12,206	965	OGE Energy Corporation	31,546
1,075	Sonoco Products Company	35,421	1,200	ONEOK, Inc.	57,744
2,000	Steel Dynamics, Inc.	69,700	795	PNM Resources, Inc.	11,520
1,200	Temple-Inland, Inc.	14,004	1,425	Puget Energy, Inc.	38,774
1,100	Terra Industries, Inc. *	41,646	1,190	SCANA Corporation	46,922
1,100	Valspar Corporation	24,178	2,670	Sierra Pacific Resources	36,392
700	Worthington Industries, Inc.	12,607	940	Vectren Corporation	26,583
	Total Materials	928,161	1,100	Westar Energy, Inc.	25,509
			680	WGL Holdings, Inc.	22,304
Telecommunications Services (0.5%)			1,210	Wisconsin Energy Corporation	57,427
2,660	Cincinnati Bell, Inc. #*	12,342		Total Utilities	970,259
1,235	Telephone and Data Systems, Inc. *	47,300
	Total Telecommunications			Total Common Stock
	Services	59,642		(cost $8,388,377)	12,077,016

Utilities (7.7%)
885	AGL Resources, Inc. ‡	30,090
1,175	Alliant Energy Corporation ‡	44,262
1,400	Aqua America, Inc. *	25,802

The accompanying Notes to Financial Statements are an integral part of this schedule.
106

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.4%)	Rate (+)	Date	Value
1,060,144	Thrivent Financial Securities Lending Trust	2.740%	N/A	$1,060,144
	Total Collateral Held for Securities Loaned
	(cost $1,060,144)			1,060,144

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.9%)	Rate (+)	Date	Value
$100,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$99,833
513,242	Thrivent Money Market Fund	2.700	N/A	513,242
	Total Short-Term Investments (at amortized cost)			613,075
	Total Investments (cost $10,061,596) 108.5%			$13,750,235
	Other Assets and Liabilities, Net (8.5%)			(1,082,682)
	Total Net Assets 100.0%			$12,667,553

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 400 Mini-Futures	7	June 2008	$562,919	$588,070	$25,151
Total Futures					$25,151

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2008, $99,833 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,165,963 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,499,297
Gross unrealized depreciation	(810,658)
Net unrealized appreciation (depreciation)	$3,688,639
Cost for federal income tax purposes	$10,061,596

The accompanying Notes to Financial Statements are an integral part of this schedule.
107

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (84.0%)	Value ^	Shares	Common Stock (84.0%)	Value ^
Australia (3.1%)			Canada (2.6%)
5,498	Babcock & Brown, Ltd.	$75,783	1,800	Addax Petroleum Corporation	$80,214
14,807	BHP Billiton, Ltd.	596,885	2,000	Agrium, Inc.	157,263
10,651	Campbell Brothers, Ltd.	275,602	6,600	Barrick Gold Corporation	253,685
16,382	Centennial Coal Company, Ltd.	70,217	2,100	Canadian Oil Sands Trust	94,313
4,814	Cochlear, Ltd.	257,679	6,900	CGI Group, Inc. #	80,366
6,410	CSL, Ltd.	239,933	4,700	EnCana Corporation	379,183
860	Incitec Pivot, Ltd.	130,819	1,600	First Quantum Minerals, Ltd.	140,491
5,948	JB Hi-Fi, Ltd.	50,874	1,100	Fording Canadian Coal Trust	67,785
3,052	Leighton Holdings, Ltd.	134,987	3,100	Husky Energy, Inc.	139,994
20,338	Mount Gibson Iron, Ltd. #	56,109	3,500	Imperial Oil, Ltd.	206,504
15,343	OneSteel, Ltd.	92,733	1,300	Petrobank Energy & Resources, Ltd. #	62,735
2,674	Rio Tinto, Ltd.	345,055	2,100	Potash Corporation of Saskatchewan	386,574
17,901	Seek, Ltd.	84,290	2,800	Power Corporation	98,199
28,745	Transpacific Industries Group, Ltd.	234,538	3,200	Research In Motion, Ltd. #	389,522
18,605	United Group, Ltd.	250,552	2,800	Shoppers Drug Mart Corporation	147,882
9,862	Woolworths, Ltd.	266,282	2,649	Viterra, Inc. #	36,220
3,970	WorleyParsons, Ltd.	145,168		Total Canada	2,720,930
	Total Australia	3,307,506
			Cayman Islands (0.3%)
Austria (0.1%)			182,000	New World Department
1,410	OMV AG	105,910		Store China, Ltd. #	198,745
	Total Austria	105,910	77,500	Stella International Holdings, Ltd.	115,176
				Total Cayman Islands	313,921
Belgium (1.0%)
1,270	Belgacom SA	58,317	Chile (0.3%)
2,898	Compagnie d’ Entreprises CFE	319,647	5,600	Banco Santander Chile SA ADR ‡	294,112
2,913	EVS Broadcast Equipment SA	296,324		Total Chile	294,112
570	Group Bruxelles Lambert SA	72,132
2,193	InBev NV	179,761	China (0.5%)
1,176	KBC Groep NV	158,303	310,000	PetroChina Company, Ltd.	465,804
	Total Belgium	1,084,484		Total China	465,804

Bermuda (0.1%)			Denmark (0.5%)
40,000	GOME Electrical Appliances Holdings, Ltd. 90,888		4,250	Novo Nordisk AS	290,774
	Total Bermuda	90,888	2,050	Vestas Wind Systems #	222,265
				Total Denmark	513,039
Brazil (2.7%)
19,500	Banco Bradesco SA ADR ‡	440,310	Finland (0.9%)
20,000	Companhia Vale do Rio Doce		17,899	Nokia Oyj	538,144
	SP ADR #‡	636,800	1,937	Nokian Renkaat Oyj	81,299
13,800	Empresa Brasileira de Aeronautica		3,818	Outotec Oyj	237,845
	SA ADR ‡	575,184	1,919	Wartsila Corporation	130,696
11,000	Lojas Renner SA	256,967		Total Finland	987,984
5,000	Petroleo Brasileiro SA ADR ‡	505,500
7,300	Souza Cruz SA	205,535
6,600	Ultrapar Participacoes SA	236,769
	Total Brazil	2,857,065

The accompanying Notes to Financial Statements are an integral part of this schedule.
108

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (84.0%)	Value ^	Shares	Common Stock (84.0%)	Value ^
France (4.6%)			9,499	Frigoglass SA	$329,313
1,666	Air Liquide	$249,822	8,872	Jumbo SA	262,117
1,096	Alstom	251,862	3,314	National Bank of Greece SA	182,293
18,900	Axa SA	698,344		Total Greece	1,178,286
6,306	Beneteau SA	172,625
2,500	Cap Gemini SA	150,160	Hong Kong (1.6%)
2,483	Eurofins Scientific	251,429	30,000	BOC Hong Kong (Holdings), Ltd.	77,420
2,266	Gaz de France	148,623	460,000	China Everbright International, Ltd.	183,145
1,625	Ingenico	54,621	31,000	China Mobile, Ltd.	533,427
1,111	Ipsen SA	67,897	67,000	Hang Lung Group, Ltd.	360,566
3,880	Orpea #	211,193	18,500	Kerry Properties, Ltd.	125,253
5,100	Schneider Electric SA	620,633	165,000	Swire Pacific, Ltd.	386,712
3,129	Suez Lyonnaise des Eaux	220,486	12,000	Wharf Holdings, Ltd.	60,686
2,093	Teleperformance	85,839		Total Hong Kong	1,727,209
1,075	UBISOFT Entertainment SA #	107,373
577	Unibail-Rodamco	148,195	Hungary (0.4%)
1,369	Vilmorin & Cie	255,335	1,900	Richter Gedeon Nyrt	392,081
3,264	Vinci SA	239,456		Total Hungary	392,081
23,032	Vivendi Universal SA #	928,635
	Total France	4,862,528
			Indonesia (0.2%)
			93,000	PT Astra International Tbk	201,222
Germany (6.6%)				Total Indonesia	201,222
12,800	Adidas AG	812,140
2,727	BASF SE	387,711
4,143	Bayer AG	350,824	Ireland (0.1%)
8,900	Celesio AG #	380,804	1,775	Paddy Power plc	62,017
1,525	Deutsche Boerse AG	221,787		Total Ireland	62,017
20,800	Deutsche Post AG-REG	645,739
3,213	E.ON AG	651,773	Israel (0.4%)
2,866	ElringKlinger AG	337,332	8,500	Check Point Software
2,395	Fresenius Medical Care AG & Company	126,407		Technologies, Ltd. #	200,770
3,858	GEA Group AG	141,396	5,500	Teva Pharmaceutical Industries,
3,366	Gerresheimer AG #	187,369		Ltd. ADR	257,290
430	K+S AG	177,524		Total Israel	458,060
3,126	Krones AG	265,308
4,981	Leoni AG	264,709	Italy (3.4%)
1,429	Linde AG	208,307	30,295	A2A SPA	111,345
1,370	MAN AG	190,136	16,980	Ansaldo STS SPA	262,811
1,261	Rational AG	278,551	1,806	Assicurazioni Generali SPA	79,838
962	RWE AG	110,634	12,504	Enel SPA	135,675
1,805	SGL Carbon AG #	121,909	20,700	Eni SPA	796,750
7,500	Siemens AG	877,585	8,035	Fiat SPA	178,622
1,652	Vossloh AG	238,371	25,700	Finmeccanica SPA	891,466
	Total Germany	6,976,316	18,207	Terna-Rete Elettrica Nationale SPA	80,308
			12,462	Trevi Finanziaria SPA	287,782
Greece (1.1%)			94,200	Unicredit SPA	709,971
6,135	Alpha Bank AE	209,532		Total Italy	3,534,568
4,364	Coca-Cola Hellenic Bottling
	Company SA	195,031

The accompanying Notes to Financial Statements are an integral part of this schedule.
109

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (84.0%)	Value ^	Shares	Common Stock (84.0%)	Value ^
Japan (12.8%)			28,500	Sojitz Corporation	$109,781
2,800	Aisin Seiki Company, Ltd.	$98,147	7,700	Sugi Pharmacy Company, Ltd.	203,737
2,500	Astellas Pharmaceutical, Inc.	102,911	54,100	Sumitomo Corporation	728,364
32,900	Bridgestone Corporation	605,514	7,000	Sumitomo Metal Mining Company, Ltd.	127,283
1,400	Canon, Inc.	70,389	86,000	Sumitomo Trust and Banking
20	Central Japan Railway Company	196,329		Company, Ltd.	773,224
10,000	Chiba Bank, Ltd.	79,034	6,400	Sysmex Corporation	261,400
50	CyberAgent, Inc.	58,662	4,000	Taisho Pharmaceutical Company, Ltd.	76,437
5,000	Daihatsu Motor Company, Ltd.	59,808	7,700	Takeda Pharmaceutical Company, Ltd.	407,107
14,600	Daiichi Sankyo Company, Ltd.	402,291	15,000	Tokai Carbon Company, Ltd.	157,156
4,000	Daikin Industries, Ltd.	200,175	3,000	Tokai Rika Company, Ltd.	73,481
9,100	Daiseki Company, Ltd.	275,010	2,800	Toyo Tanso Company, Ltd.	225,127
13,900	Daito Trust Construction Company, Ltd.	647,244	2,100	Toyoda Gosei Company, Ltd.	76,748
6,700	Exedy Corporation	185,075	2,000	Toyota Boshoku Corporation	57,201
5,100	Hamamatsu Photonics KK	156,485	12,200	Toyota Motor Corporation	621,734
4,100	Hosiden Corporation	83,225	10,800	Unicharm Petcare Corporation	332,038
12	INPEX Holdings, Inc.	134,682	271	Yahoo Japan Corporation	120,203
16,000	ITOCHU Corporation	167,576		Total Japan	13,523,932
35	Japan Tobacco, Inc.	170,191
3,300	JSR Corporation	74,529	Luxembourg (0.3%)
26	KDDI Corporation	167,023	5,000	Tenaris SA ADR ‡	265,050
3,000	Kirin Holdings Company, Ltd.	53,672		Total Luxembourg	265,050
7,400	Komatsu, Ltd.	225,211
1,800	Kyocera Corporation	166,249	Malaysia (0.5%)
7,000	Kyowa Hakko Kogyo Company, Ltd.	63,405	56,000	Bumiputra-Commerce Holdings Berhad	176,981
4,000	Makita Corporation	137,666	100,000	Public Bank Berhad	361,244
22,000	Marubeni Corporation	175,100		Total Malaysia	538,225
12,000	Matsushita Electric Industrial
	Company, Ltd.	280,088
4,600	Mitsubishi Corporation	148,080	Mexico (1.5%)
9,000	Mitsubishi Estate Company, Ltd.	261,737	168,000	Consorcio ARA SAB de CV #	176,188
67,900	Mitsubishi UFJ Financial Group, Inc.	748,189	10,500	Fomento Economico Mexicano
4,000	Mitsui & Company, Ltd.	93,944		SAB de CV ADR	456,225
16,000	Mitsui Osk Lines, Ltd.	220,911	3,600	Grupo Aeroportuario del Sureste
11,953	Mitsui Sumitomo Insurance Group			SAB de CV ADR	201,708
	Holdings, Inc. #	475,874	88,000	Grupo Financiero Banorte SA de CV ADR	380,734
2,200	Mitsumi Electric Company, Ltd.	73,541	117,000	Organizacion Soriana SAB de CV	379,262
17,000	Nabtesco Corporation	251,772		Total Mexico	1,594,117
9,200	Nichi-iko Pharmaceutical Company, Ltd.	241,892
5,000	Nikon Corporation	144,475	Netherlands (1.7%)
600	Nintendo Company, Ltd.	331,664	5,246	Arcelor Mittal	460,071
8,000	Nippon Electric Glass Company, Ltd.	124,438	1,369	Furgo NV	121,675
13,000	Nippon Yusen Kabushiki Kaisha	126,726	1,761	Gemalto NV #	56,540
2,500	Nitto Denko Corporation	103,545	19,300	ING Groep NV	731,125
25	NTT Data Corporation	102,975	3,618	Koninklijke (Royal) KPN NV	66,055
6,600	Obara Corporation	137,276	1,286	Koninklijke Boskalis Westminster NV	76,439
900	Sankyo Company, Ltd.	54,209	1,216	Koninklijke DSM NV	65,269
12,000	Sharp Corporation	202,132	5,032	Unilever NV	167,990
18,700	Shinko Plantech Company, Ltd.	293,840		Total Netherlands	1,745,164

The accompanying Notes to Financial Statements are an integral part of this schedule.
110

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (84.0%)	Value ^	Shares	Common Stock (84.0%)	Value ^
Norway (2.2%)			2,200	Samsung Electronics Company,
8,100	DnB NOR ASA #	$120,245		Ltd. GDR	$780,033
45,700	Norsk Hydro ASA	671,931	350	Shinsegae Company, Ltd.	226,359
15,683	ODIM ASA #	274,680	1,581	Taewoong Company, Ltd.	166,816
26,300	Statoil ASA	946,161		Total South Korea	2,974,892
9,400	Telenor ASA #	188,389
2,000	Yara International ASA	144,999	Spain (2.9%)
	Total Norway	2,346,405	21,200	Banco Bilbao Vizcaya Argentaria SA	486,246
			5,181	Clinica Baviera SA #	134,827
Philippines (0.3%)			10,254	General de Alquiler de Maquinaria #	274,211
600,000	Ayala Land, Inc.	137,980	3,608	Grifols SA	100,399
111,000	Bank of the Philippine Islands	130,984	29,400	Iberdrola SA	428,421
	Total Philippines	268,964	57,544	Telefonica SA	1,653,599
				Total Spain	3,077,703
Portugal (0.2%)
28,704	Mota Engil SGPS SA	255,221	Sweden (1.1%)
	Total Portugal	255,221	2,675	Alfa Laval AB	174,418
			15,246	Axis Communications AB	234,677
Russia (0.5%)			3,725	Hennes & Mauritz AB	219,464
5,500	LUKOIL Holdings ADR	493,900	13,624	Intrum Justitia AB	219,331
	Total Russia	493,900	2,100	NCC AB	40,086
			119,300	Telefonaktiebolaget LM Ericsson	301,350
Singapore (1.6%)				Total Sweden	1,189,326
29,000	Capitaland, Ltd.	146,153
196,128	FJ Benjamin Holdings, Ltd.	54,192	Switzerland (5.5%)
125,000	Golden Agri-Resources, Ltd.	78,709	13,919	ABB, Ltd.	424,723
250,000	Midas Holding, Ltd.	195,247	2,600	Adecco SA	154,753
110,000	Parkway Holdings, Ltd.	285,687	730	Burckhardt Compression Holding AG	234,106
197,000	Singapore Telecommunications, Ltd.	562,556	2,275	Logitech International SA #	69,598
25,900	United Overseas Bank, Ltd.	389,256	842	Lonza Group AG	114,050
	Total Singapore	1,711,800	771	Meyer Burger Technology AG #	234,719
			3,742	Nestle SA	1,785,888
South Africa (0.7%)			20,900	Novartis AG	1,053,417
49,000	Massmart Holdings, Ltd.	455,567	2,067	Roche Holding AG	342,023
80,000	Truworths International, Ltd.	269,131	1,300	Sonova Holding AG	109,101
	Total South Africa	724,698	9,000	Swiss Reinsurance Company	744,135
			2,056	Temenos Group AG #	57,665
			128	Vetropack Holding AG	309,906
South Korea (2.8%)			760	VZ Holding AG	53,650
1,766	Daewoong Pharmaceutical	180,549	411	Zurich Financial Services AG	124,556
	Company, Ltd.			Total Switzerland	5,812,290
10,019	Forhuman Company, Ltd. #	160,036
4,088	JVM Company, Ltd.	162,955
2,400	Kookmin Bank	167,433	Taiwan (0.7%)
647	MegaStudy Company, Ltd.	212,272	64,700	Taiwan Semiconductor Manufacturing
11,000	Pusan Bank	176,989		Company, Ltd. ADR	727,228
1,440	Samsung Electronics Company, Ltd.	741,450		Total Taiwan	727,228

The accompanying Notes to Financial Statements are an integral part of this schedule.
111

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (84.0%)	Value ^	Shares	Common Stock (84.0%)	Value ^
Thailand (0.7%)			9,569	John Wood Group plc	$81,273
60,000	PTT Exploration & Production Public		203,400	Kingfisher plc	531,534
	Company, Ltd.	$314,096	26,860	Laird Group plc	264,920
56,000	Siam Cememt Public Company, Ltd.	381,108	60,700	Lloyds TSB Group plc	517,682
	Total Thailand	695,204	17,087	Man Group plc	195,537
			3,600	National Express Group plc	65,812
Turkey (0.7%)			43,200	Pearson plc	561,652
71,000	Akbank TAS	368,570	6,062	Petrofac, Ltd.	70,639
2,500	BIM Birlesik Magazalar AS	226,155	19,464	Prudential plc	264,399
9,000	Migros Turk TAS	144,174	5,023	Reckitt Benckiser Group plc	291,902
	Total Turkey	738,899	2,983	Rio Tinto plc	347,766
			17,137	Rotork plc	363,281
United Kingdom (13.7%)			39,400	Royal Bank of Scotland Group plc	266,688
8,175	Aggreko plc	95,257	9,029	Shire plc	165,879
7,440	Anglo American plc	480,968	32,973	Southern Cross Healthcare, Ltd.	221,048
13,423	AstraZeneca plc	563,160	20,463	Stagecoach Group plc	103,625
5,036	Autonomy Corporation plc #	84,963	8,881	Standard Chartered plc	313,818
2,650	Aveva Group plc	63,820	17,196	Tesco plc	145,651
22,101	Babcock International Group	258,238	14,703	Thomas Cook Group plc	75,214
25,528	BAE Systems plc	235,351	30,188	Unilever plc	1,013,246
17,837	BG Group plc	435,348	275,600	Vodafone Group plc	872,231
8,346	BHP Billiton plc	297,845	17,901	VT Group plc	239,850
9,587	British American Tobacco plc	359,656	34,470	William Morrison Supermarkets plc	195,099
64,300	British Sky Broadcasting Group plc	693,057	50,100	WPP Group plc	610,674
31,668	Carillion plc	227,343	3,668	Xstrata plc	285,589
1,610	Chemring Group plc	78,587		Total United Kingdom	14,455,083
25,425	Cobham plc	110,740
19,385	Compass Group plc	130,688	United States (3.1%)
15,203	Dignity plc	232,374	2,473	iShares MSCI EAFE Index Fund	187,478
51,326	Fenner plc	254,721	57,600	iShares MSCI Taiwan Index Fund	953,856
17,273	GAME GROUP plc	93,842	3,700	SPDR S&P Emerging Europe ETF	232,619
40,848	GlaxoSmithKline plc	903,676	75,700	WisdomTree India Earnings Fund #‡	1,897,804
26,066	Group 4 Securicor plc	117,626		Total United States	3,271,757
20,020	HMV Group plc	53,070
8,700	ICAP plc	100,444		Total Common Stock
5,358	Imperial Tobacco Group plc	256,610		(cost $86,106,744)	88,543,788
22,237	International Power plc	192,926
3,632	Intertek Group plc	69,764

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (8.7%)	Rate	Date	Value
Argentina (0.8%)
$1,630,000	Argentina Bonos †	3.092%	8/4/2008	$881,015
	Total Argentina			881,015

Brazil (0.8%)
840,000	Federative Republic of Brazil	6.000	1/17/2017	877,800
	Total Brazil			877,800

The accompanying Notes to Financial Statements are an integral part of this schedule.
112

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (8.7%)	Rate	Date	Value
Colombia (0.3%)
$280,000	Colombia Government International Bond	7.375%	9/18/2037	$312,200
	Total Colombia			312,200

Ecuador (0.3%)
280,000	Republic of Ecuador	10.000	8/15/2030	282,100
	Total Ecuador			282,100

Germany (0.1%)
100,000	ABN AMRO	9.625	3/1/2013	113,450
	Total Germany			113,450

Lebanon (0.2%)
10,000	Lebanon Government International Bond	8.500	1/19/2016	9,775
270,000	Lebanon Government International Bond	4.000	12/31/2017	217,350
	Total Lebanon			227,125

Luxembourg (0.3%)
70,000	Evraz Group SA	9.500	4/24/2018	70,875
200,000	Gaz Capital SA	8.146	4/11/2018	213,580
	Total Luxembourg			284,455

Mexico (0.8%)
680,000	Mexico Government International Bond	7.500	4/8/2033	819,944
	Total Mexico			819,944

Netherlands (0.7%)
700,000	Majapahit Holding BV	7.750	10/17/2016	692,327
	Total Netherlands			692,327

Panama (0.3%)
340,000	Panama Government International Bond	6.700	1/26/2036	352,750
	Total Panama			352,750

Peru (0.5%)
430,000	Peruvian Government International Bond	8.375	5/3/2016	522,858
	Total Peru			522,858

Philippines (0.5%)
360,000	Philippine Government International Bond	10.625	3/16/2025	506,232
	Total Philippines			506,232

Russia (0.9%)
837,250	Russian Federation	7.500	3/31/2030	962,745
	Total Russia			962,745

The accompanying Notes to Financial Statements are an integral part of this schedule.
113

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (8.7%)	Rate	Date	Value
South Africa (0.2%)
$220,000	Republic of South Africa	5.875%	5/30/2022	$207,992
	Total South Africa			207,992

Turkey (0.7%)
180,000	Republic of Turkey	7.250	3/5/2038	172,350
540,000	Turkey Government International Bond	6.750	4/3/2018	536,625
	Total Turkey			708,975

Ukraine (0.3%)
270,000	Ukraine Government International Bond	6.750	11/14/2017	266,163
	Total Ukraine			266,163

Uruguay (0.5%)
500,000	Oriental Republic of Uruguay	7.625	3/21/2036	527,500
	Total Uruguay			527,500

Venezuela (0.5%)
120,000	Venezuela Government International Bond	7.000	3/31/2038	82,572
390,000	Venezuela Government International Bond	10.750	9/19/2013	402,675
70,000	Venezuela Government International Bond	9.250	9/15/2027	63,700
	Total Venezuela			548,947

	Total Long-Term Fixed Income
	(cost $9,056,448)			9,094,578

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.6%)	Rate (+)	Date	Value
$2,170,000	Federal Home Loan Bank	1.750%	5/1/2008	$2,170,000
300,000	Federal National Mortgage Association ‡	2.290	5/16/2008	299,714
4,538,383	Thrivent Money Market Fund	2.700	N/A	4,538,383
	Total Short-Term Investments (at amortized cost)			7,008,097
	Total Investments (cost $102,171,289) 99.3%			$104,646,463
	Other Assets and Liabilities, Net 0.7%			773,513
	Total Net Assets 100.0%			$105,419,976

The accompanying Notes to Financial Statements are an integral part of this schedule.
114

Partner Worldwide Allocation Fund
Schedule of Investments as of April 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
E-Mini MSCI EAFE Index Futures	22	June 2008	$2,277,080	$2,354,990	$77,910
Total Futures					$77,910

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

‡ At April 30, 2008, $199,809 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $4,377,793 of investments were earmarked as collateral to cover open financial futures contracts.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR — Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

ETF — Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,769,814
Gross unrealized depreciation	(2,294,640)
Net unrealized appreciation (depreciation)	$2,475,174
Cost for federal income tax purposes	$102,171,289

The accompanying Notes to Financial Statements are an integral part of this schedule.
115

Partner International Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.0%)	Value ^	Shares	Common Stock (96.0%)	Value ^
Australia (3.9%)			13,400	Petrobank Energy & Resources, Ltd. #	$646,649
52,733	Babcock & Brown, Ltd. *	$726,859	21,500	Potash Corporation of Saskatchewan	3,957,785
151,371	BHP Billiton, Ltd.	6,101,912	30,100	Power Corporation	1,055,637
161,091	Centennial Coal Company, Ltd. *	690,477	33,100	Research In Motion, Ltd. #	4,029,122
65,855	CSL, Ltd.	2,465,017	28,900	Shoppers Drug Mart Corporation	1,526,354
8,788	Incitec Pivot, Ltd.	1,336,783	27,083	Viterra, Inc. #	370,304
58,516	JB Hi-Fi, Ltd.	500,497		Total Canada	28,043,682
31,308	Leighton Holdings, Ltd. *	1,384,721
200,791	Mount Gibson Iron, Ltd. #	553,951	Denmark (0.8%)
158,115	OneSteel, Ltd.	955,642	43,544	Novo Nordisk AS	2,979,169
27,568	Rio Tinto, Ltd.	3,557,393	21,550	Vestas Wind Systems #	2,336,491
183,485	Seek, Ltd.	863,967		Total Denmark	5,315,660
96,800	Westpac Banking Corporation	2,229,405
101,657	Woolworths, Ltd.	2,744,825	Finland (1.2%)
40,552	WorleyParsons, Ltd.	1,482,836	182,883	Nokia Oyj	5,498,484
	Total Australia	25,594,285	20,014	Nokian Renkaat Oyj	840,019
			20,069	Wartsila Corporation	1,366,829
Austria (0.2%)				Total Finland	7,705,332
14,427	OMV AG	1,083,665
	Total Austria	1,083,665	France (6.4%)
			17,901	Air Liquide	2,684,317
Belgium (0.7%)			11,319	Alstom	2,601,122
12,807	Belgacom SA	588,084	194,300	Axa SA *	7,179,270
5,842	Group Bruxelles Lambert SA	739,288	27,700	Cap Gemini SA *	1,663,778
22,599	InBev NV	1,852,444	23,175	Gaz de France	1,520,007
11,572	KBC Groep NV	1,557,719	16,008	Ingenico	538,080
	Total Belgium	4,737,535	11,061	Ipsen SA	675,975
			54,000	Schneider Electric SA *	6,571,405
Bermuda (0.1%)			33,617	Suez Lyonnaise des Eaux	2,368,828
405,000	GOME Electrical Appliances		20,608	Teleperformance	845,182
	Holdings, Ltd.	920,241	11,099	UBISOFT Entertainment SA #	1,108,586
	Total Bermuda	920,241	6,033	Unibail-Rodamco	1,549,496
			34,444	Vinci SA	2,526,906
Brazil (1.0%)			243,997	Vivendi Universal SA #	9,837,796
151,400	Empresa Brasileira de Aeronautica			Total France	41,670,748
	SA ADR *	6,310,352
	Total Brazil	6,310,352	Germany (8.5%)
			128,600	Adidas AG *	8,159,473
Canada (4.3%)			28,035	BASF SE	3,985,869
17,700	Addax Petroleum Corporation	788,776	42,579	Bayer AG	3,605,538
21,500	Agrium, Inc.	1,690,582	86,500	Celesio AG #	3,701,076
68,500	Barrick Gold Corporation	2,632,941	15,559	Deutsche Boerse AG	2,262,807
21,600	Canadian Oil Sands Trust	970,080	217,500	Deutsche Post AG-REG	6,752,315
69,778	CGI Group, Inc. #	812,726	33,131	E.ON AG	6,720,787
48,500	EnCana Corporation	3,912,844	24,200	Fresenius Medical Care AG & Company	1,277,268
16,000	First Quantum Minerals, Ltd.	1,404,905	39,784	GEA Group AG	1,458,086
10,900	Fording Canadian Coal Trust	671,685	4,392	K+S AG	1,813,225
31,700	Husky Energy, Inc.	1,431,552	14,747	Linde AG	2,149,684
36,300	Imperial Oil, Ltd.	2,141,740	14,017	MAN AG	1,945,360

The accompanying Notes to Financial Statements are an integral part of this schedule.
116

Partner International Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.0%)	Value ^	Shares	Common Stock (96.0%)	Value ^
Germany — continued			41,200	Hosiden Corporation	$836,306
9,909	RWE AG	$1,139,577	127	INPEX Holdings, Inc.	1,425,382
18,434	SGL Carbon AG #	1,245,020	167,000	ITOCHU Corporation	1,749,075
78,952	Siemens AG	9,238,284	368	Japan Tobacco, Inc.	1,789,440
	Total Germany	55,454,369	32,800	JSR Corporation	740,771
			266	KDDI Corporation	1,708,772
Greece (0.9%)			33,000	Kirin Holdings Company, Ltd.	590,392
63,232	Alpha Bank AE	2,159,594	77,700	Komatsu, Ltd.	2,364,714
44,843	Coca-Cola Hellenic Bottling		19,300	Kyocera Corporation *	1,782,558
	Company SA	2,004,070	71,000	Kyowa Hakko Kogyo Company, Ltd.	643,112
34,261	National Bank of Greece SA	1,884,596	40,900	Makita Corporation	1,407,638
	Total Greece	6,048,260	228,000	Marubeni Corporation	1,814,674
			119,000	Matsushita Electric Industrial
Hong Kong (0.5%)				Company, Ltd.	2,777,541
305,000	BOC Hong Kong (Holdings), Ltd.	787,101	48,600	Mitsubishi Corporation	1,564,498
192,000	Kerry Properties, Ltd.	1,299,927	92,000	Mitsubishi Estate Company, Ltd.	2,675,534
58,800	Swire Pacific, Ltd.	688,142	703,300	Mitsubishi UFJ Financial Group, Inc.	7,749,649
111	Vtech Holdings, Ltd.	608	48,000	Mitsui & Company, Ltd.	1,127,327
118,000	Wharf Holdings, Ltd.	596,744	166,000	Mitsui Osk Lines, Ltd.	2,291,952
	Total Hong Kong	3,372,522	124,955	Mitsui Sumitomo Insurance Group
				Holdings, Inc. #	4,974,888
			22,400	Mitsumi Electric Company, Ltd.	748,784
Ireland (0.1%)			54,000	Nikon Corporation	1,560,329
17,483	Paddy Power plc	610,843	6,300	Nintendo Company, Ltd.	3,482,470
	Total Ireland	610,843	81,000	Nippon Electric Glass Company, Ltd.	1,259,932
			133,000	Nippon Yusen Kabushiki Kaisha	1,296,506
Italy (4.8%)			25,800	Nitto Denko Corporation	1,068,581
312,966	A2A SPA	1,150,262	261	NTT Data Corporation	1,075,058
18,639	Assicurazioni Generali SPA	823,972	9,800	Sankyo Company, Ltd.	590,272
128,883	Enel SPA	1,398,453	127,000	Sharp Corporation	2,139,227
221,100	Eni SPA	8,510,209	295,074	Sojitz Corporation	1,136,617
82,826	Fiat SPA	1,841,262	562,900	Sumitomo Corporation	7,578,491
264,100	Finmeccanica SPA	9,160,938	72,000	Sumitomo Metal Mining Company, Ltd.	1,309,198
187,737	Terna-Rete Elettrica Nationale SPA	828,077	908,100	Sumitomo Trust and Banking
995,100	Unicredit SPA	7,499,921		Company, Ltd. *	8,164,710
	Total Italy	31,213,094	36,000	Taisho Pharmaceutical Company, Ltd.	687,929
			81,200	Takeda Pharmaceutical Company, Ltd.	4,293,126
Japan (17.2%)			30,900	Tokai Rika Company, Ltd.	756,858
29,300	Aisin Seiki Company, Ltd.	1,027,035	21,700	Toyoda Gosei Company, Ltd.	793,067
26,000	Astellas Pharmaceutical, Inc.	1,070,275	20,500	Toyota Boshoku Corporation	586,314
337,100	Bridgestone Corporation	6,204,223	129,300	Toyota Motor Corporation	6,589,366
14,200	Canon, Inc.	713,942	2,807	Yahoo Japan Corporation	1,245,052
212	Central Japan Railway Company	2,081,088		Total Japan	112,356,075
97,000	Chiba Bank, Ltd.	766,632
294	CyberAgent, Inc.	344,934	Netherlands (2.8%)
56,000	Daihatsu Motor Company, Ltd.	669,853	54,171	Arcelor Mittal	4,750,765
154,700	Daiichi Sankyo Company, Ltd.	4,262,634	13,986	Furgo NV	1,243,061
41,900	Daikin Industries, Ltd.	2,096,837	18,105	Gemalto NV #	581,291
144,800	Daito Trust Construction		206,200	ING Groep NV *	7,811,290
	Company, Ltd.	6,742,512	35,574	Koninklijke (Royal) KPN NV	649,487

The accompanying Notes to Financial Statements are an integral part of this schedule.
117

Partner International Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.0%)	Value ^	Shares	Common Stock (96.0%)	Value ^
Netherlands — continued			220,246	Novartis AG	$11,100,998
12,738	Koninklijke Boskalis Westminster NV	$757,141	21,264	Roche Holding AG	3,518,515
12,583	Koninklijke DSM NV	675,397	13,444	Sonova Holding AG	1,128,276
52,129	Unilever NV	1,740,290	95,500	Swiss Reinsurance Company *	7,896,095
	Total Netherlands	18,208,722	20,308	Temenos Group AG #*	569,580
			4,202	Zurich Financial Services AG	1,273,438
Norway (3.4%)				Total Switzerland	58,838,875
85,500	DnB NOR ASA #*	1,269,256
479,600	Norsk Hydro ASA	7,051,602	Taiwan (1.2%)
277,349	Statoil ASA	9,977,823	670,536	Taiwan Semiconductor Manufacturing
101,400	Telenor ASA #	2,032,194		Company, Ltd. ADR *	7,536,825
21,200	Yara International ASA	1,536,991		Total Taiwan	7,536,825
	Total Norway	21,867,866
			United Kingdom (19.9%)
Singapore (1.9%)			83,540	Aggreko plc	973,426
307,000	Capitaland, Ltd.	1,547,202	76,690	Anglo American plc	4,957,721
1,257,000	Golden Agri-Resources, Ltd.	791,499	139,075	AstraZeneca plc	5,834,872
1,984,990	Singapore Telecommunications, Ltd.	5,668,368	49,731	Autonomy Corporation plc #	839,019
281,700	United Overseas Bank, Ltd.	4,233,726	26,165	Aveva Group plc	630,130
	Total Singapore	12,240,795	261,744	BAE Systems plc	2,413,104
			183,642	BG Group plc	4,482,157
South Korea (1.6%)			89,663	BHP Billiton plc	3,199,823
12,150	LG Electronics, Inc.	1,887,688	98,809	British American Tobacco plc	3,706,821
11,631	Samsung Electronics Company, Ltd.	8,245,308	670,800	British Sky Broadcasting Group plc	7,230,208
	Total South Korea	10,132,996	15,854	Chemring Group plc	773,861
			262,523	Cobham plc	1,143,429
Spain (4.4%)			197,890	Compass Group plc	1,334,115
217,700	Banco Bilbao Vizcaya Argentaria SA *	4,993,196	177,262	GAME GROUP plc	963,045
37,198	Grifols SA	1,035,102	434,876	GlaxoSmithKline plc	9,620,713
331,600	Iberdrola SA	4,832,122	268,633	Group 4 Securicor plc	1,212,240
613,188	Telefonica SA	17,620,729	197,670	HMV Group plc	523,989
	Total Spain	28,481,149	89,680	ICAP plc	1,035,377
			54,511	Imperial Tobacco Group plc	2,610,686
			215,740	International Power plc	1,871,734
Sweden (1.2%)			35,684	Intertek Group plc	685,425
27,700	Alfa Laval AB	1,806,124	94,781	John Wood Group plc	805,007
38,750	Hennes & Mauritz AB	2,283,016	2,245,100	Kingfisher plc	5,866,992
20,700	NCC AB	395,134	41,998	Laird Group plc	414,226
1,298,200	Telefonaktiebolaget LM Ericsson	3,279,229	653,500	Lloyds TSB Group plc	5,573,397
	Total Sweden	7,763,503	176,086	Man Group plc	2,015,062
			35,734	National Express Group plc	653,259
Switzerland (9.0%)			447,400	Pearson plc	5,816,734
142,446	ABB, Ltd.	4,346,583	59,622	Petrofac, Ltd.	694,764
28,300	Adecco SA	1,684,426	199,573	Prudential plc	2,711,002
6,350	Givaudan SA *	6,411,648	51,786	Reckitt Benckiser Group plc	3,009,447
23,330	Logitech International SA #	713,724	32,047	Rio Tinto plc	3,736,123
8,647	Lonza Group AG	1,171,244	29,370	Rotork plc	622,604
39,862	Nestle SA	19,024,348	410,900	Royal Bank of Scotland Group plc	2,781,276

The accompanying Notes to Financial Statements are an integral part of this schedule.
118

Partner International Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.0%)	Value ^	Shares	Common Stock (96.0%)	Value ^
United Kingdom — continued			354,791	William Morrison Supermarkets plc	$2,008,107
93,961	Shire plc	$1,726,237	515,900	WPP Group plc	6,288,358
211,500	Stagecoach Group plc	1,071,042	37,846	Xstrata plc	2,946,675
91,545	Standard Chartered plc	3,234,821		Total United Kingdom	129,405,634
184,736	Tesco plc	1,564,728
151,508	Thomas Cook Group plc	775,044		Total Common Stock
313,660	Unilever plc	10,527,849		(cost $549,616,482)	624,913,028
2,692,387	Vodafone Group plc	8,520,985

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.9%)	Rate (+)	Date	Value
64,203,835	Thrivent Financial Securities Lending Trust	2.740%	N/A	$64,203,835
	Total Collateral Held for Securities Loaned
	(cost $64,203,835)			64,203,835

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.1%)	Rate (+)	Date	Value
$5,000,000	Three Pillars, Inc.	2.450%	5/1/2008	$5,000,000
15,435,478	Thrivent Money Market Fund	2.700	N/A	15,435,478
	Total Short-Term Investments (at amortized cost)			20,435,478
	Total Investments (cost $634,255,795) 109.0%			$709,552,341
	Other Assets and Liabilities, Net (9.0%)			(58,339,969)
	Total Net Assets 100.0%			$651,212,372

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$97,870,676
Gross unrealized depreciation	(22,574,130)
Net unrealized appreciation (depreciation)	$75,296,546
Cost for federal income tax purposes	$634,255,795

The accompanying Notes to Financial Statements are an integral part of this schedule.
119

Large Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value
Consumer Discretionary (9.7%)			59,800	Valero Energy Corporation	$2,921,230
38,200	Aeropostale, Inc. #	$1,214,378	61,950	Weatherford International, Ltd. #	4,997,506
52,450	Amazon.com, Inc. #~	4,124,144	21,600	XTO Energy, Inc.	1,336,176
79,400	Burger King Holdings, Inc.	2,215,260		Total Energy	48,383,660
73,200	Coach, Inc. #	2,603,724
97,750	Comcast Corporation	2,008,762	Financials (9.0%)
114,650	International Game Technology *	3,982,941	64,400	American Express Company	3,092,488
38,300	J.C. Penney Company, Inc. (Holding		175,950	Charles Schwab Corporation *	3,800,520
	Company)	1,627,750	137,400	Citigroup, Inc.	3,472,098
30,450	Las Vegas Sands Corporation #*~	2,320,899	26,000	Credit Suisse Group	1,387,100
53,650	Liberty Global, Inc. *	1,898,674	18,200	Franklin Resources, Inc.	1,731,730
102,200	Lowe’s Companies, Inc.	2,574,418	44,950	Goldman Sachs Group, Inc.	8,602,082
61,250	Marriott International, Inc.	2,100,875	20,700	IntercontinentalExchange, Inc. #	3,211,605
90,700	McDonald’s Corporation	5,403,906	107,750	J.P. Morgan Chase & Company	5,134,288
56,600	NIKE, Inc.	3,780,880	61,700	Janus Capital Group, Inc. *	1,731,302
80,650	Royal Caribbean Cruises, Ltd. *	2,572,735	68,850	Morgan Stanley	3,346,110
59,800	Staples, Inc.	1,297,660	87,500	New York Community Bancorp, Inc. *	1,633,625
54,500	Target Corporation	2,895,585	23,000	Northern Trust Corporation	1,704,530
19,250	Toyota Motor Corporation ADR	1,953,875	39,500	Nymex Holdings, Inc.	3,657,700
35,400	Viacom, Inc. #	1,360,776	20,800	NYSE Euronext	1,374,880
45,400	WMS Industries, Inc. #	1,643,026	34,200	State Street Corporation	2,467,188
22,800	Wynn Resorts, Ltd. *	2,401,752	49,550	T. Rowe Price Group, Inc. *	2,901,648
73,500	Yum! Brands, Inc.	2,989,980		Total Financials	49,248,894
	Total Consumer Discretionary	52,972,000
			Health Care (15.5%)
Consumer Staples (6.8%)			109,650	Abbott Laboratories	5,784,038
9,100	Bunge, Ltd. *~	1,038,219	73,100	Aetna, Inc.	3,187,160
135,800	Coca-Cola Company	7,994,546	24,600	Alcon, Inc. *	3,886,800
73,150	Colgate-Palmolive Company	5,171,705	63,750	Allergan, Inc.	3,593,588
62,750	Costco Wholesale Corporation *	4,470,938	112,250	Baxter International, Inc.	6,995,420
179,300	CVS/Caremark Corporation	7,238,341	87,700	Bristol-Myers Squibb Company	1,926,769
22,350	Energizer Holdings, Inc. #~	1,766,991	65,750	Celgene Corporation #*	4,085,705
33,800	Molson Coors Brewing Company *	1,853,592	56,550	Express Scripts, Inc. #*	3,959,631
71,500	Philip Morris International, Inc. #	3,648,645	71,550	Genentech, Inc. #*	4,879,710
69,800	Wal-Mart Stores, Inc.	4,047,004	34,155	Genzyme Corporation #	2,402,804
	Total Consumer Staples	37,229,981	224,050	Gilead Sciences, Inc. #	11,596,828
			123,600	Hologic, Inc. #*	3,607,884
Energy (8.8%)			6,100	Intuitive Surgical, Inc. #	1,764,486
18,800	Baker Hughes, Inc.	1,520,544	102,050	Merck & Company, Inc.	3,881,982
68,550	Cameron International Corporation #	3,374,716	90,800	Schering-Plough Corporation	1,671,628
28,100	Devon Energy Corporation	3,186,540	74,200	St. Jude Medical, Inc. #	3,248,476
78,000	Halliburton Company	3,580,980	55,150	Stryker Corporation	3,575,374
19,900	Holly Corporation	825,452	108,350	Teva Pharmaceutical Industries,
55,850	Occidental Petroleum Corporation	4,647,278		Ltd. ADR *	5,068,613
41,750	Petroleo Brasileiro SA ADR	5,069,285	130,194	Thermo Electron Corporation #*	7,534,327
82,150	Schlumberger, Ltd.	8,260,182	51,950	WellPoint, Inc. #	2,584,512
39,628	Transocean, Inc. #	5,843,545		Total Health Care	85,235,735
33,950	Ultra Petroleum Corporation #	2,820,226

The accompanying Notes to Financial Statements are an integral part of this schedule.
120

Large Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value
Industrials (10.4%)			51,350	Intersil Corporation	$1,372,072
22,000	AGCO Corporation #	$1,322,860	293,600	Marvell Technology Group, Ltd. #	3,802,120
45,500	BE Aerospace, Inc. #	1,836,380	8,200	MasterCard, Inc. *	2,280,912
20,900	Cummins, Inc.	1,309,385	28,450	MEMC Electronic Materials, Inc.	1,791,496
46,850	Danaher Corporation *	3,655,237	538,800	Microsoft Corporation	15,366,576
74,750	Deere & Company	6,284,232	56,550	Nice Systems, Ltd. ADR	1,800,552
88,100	Emerson Electric Company	4,604,106	99,750	Nokia Oyj ADR *	2,999,482
11,600	FedEx Corporation	1,112,092	118,875	NVIDIA Corporation #	2,442,881
19,250	Fluor Corporation	2,942,748	237,795	Oracle Corporation #	4,958,026
49,650	Foster Wheeler, Ltd. #	3,162,208	53,300	PMC-Sierra, Inc.	414,141
32,600	General Dynamics Corporation	2,947,692	146,350	QUALCOMM, Inc.	6,320,856
75,600	Honeywell International, Inc.	4,490,640	79,100	Research in Motion, Ltd. #	9,620,933
19,300	McDermott International, Inc. #	1,034,094	1	Sun Microsystems, Inc. #	8
28,100	Norfolk Southern Corporation	1,674,198	83,950	Yahoo!, Inc. #	2,301,070
168,750	Northwest Airlines Corporation #	1,630,125		Total Information Technology	152,584,306
33,400	Oshkosh Truck Corporation *	1,356,040
46,800	Precision Castparts Corporation	5,501,808	Materials (5.9%)
52,600	Raytheon Company	3,364,822	41,700	Air Products and Chemicals, Inc.	4,104,531
48,150	UAL Corporation *	717,435	33,900	E.I. du Pont de Nemours and Company	1,658,049
22,900	Union Pacific Corporation	3,324,851	50,600	Freeport-McMoRan
68,800	United Technologies Corporation	4,985,936		Copper & Gold, Inc. *	5,755,750
	Total Industrials	57,256,889	104,400	Monsanto Company	11,903,688
			12,400	Mosaic Company #	1,519,124
Information Technology (27.8%)			32,750	Potash Corporation of
67,550	Accenture, Ltd.	2,536,502		Saskatchewan, Inc. ~	6,024,362
140,250	Adobe Systems, Inc. #*	5,229,922	9,100	United States Steel Corporation	1,400,945
19,750	Akamai Technologies, Inc. #	706,458		Total Materials	32,366,449
101,450	Apple Computer, Inc. #	17,647,229
54,200	Applied Materials, Inc.	1,011,372	Telecommunications Services (3.2%)
216,118	Arris Group, Inc. #*	1,750,556	97,000	America Movil SA de CV ADR	5,622,120
114,225	Broadcom Corporation #	2,965,281	85,700	AT&T, Inc.	3,317,447
571,050	Cisco Systems, Inc. #	14,641,722	62,550	Crown Castle International
175,000	Corning, Inc.	4,674,250		Corporation #	2,430,068
100,600	Dell, Inc. #	1,874,178	30,050	Mobile Telesystems ADR	2,331,279
31,920	Electronic Arts, Inc. #	1,642,922	68,500	NII Holdings, Inc. #	3,133,190
278,830	EMC Corporation #	4,293,982	21,600	Tim Participacoes SA ADR *	725,328
102,850	F5 Networks, Inc. #	2,327,496		Total Telecommunications
16,200	Foundry Networks, Inc.	206,226		Services	17,559,432
30,600	Google, Inc. #	17,573,274
166,100	Hewlett-Packard Company	7,698,735		Total Common Stock
328,100	Intel Corporation	7,303,506		(cost $511,511,946)	532,837,346
25,100	International Business Machines
	Corporation	3,029,570

The accompanying Notes to Financial Statements are an integral part of this schedule.
121

Large Cap Growth Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.3%)	Rate (+)	Date	Value
72,735,457	Thrivent Financial Securities Lending Trust	2.740%	N/A	$72,735,457
	Total Collateral Held for Securities Loaned
	(cost $72,735,457)			72,735,457

		Interest	Maturity
Shares	Short-Term Investments (3.3%)	Rate (+)	Date	Value
18,220,103	Thrivent Money Market Fund	2.700%	N/A	$18,220,103
	Total Short-Term Investments (at amortized cost)			18,220,103
	Total Investments (cost $602,467,506) 113.7%			$623,792,906
	Other Assets and Liabilities, Net (13.7%)			(75,086,285)
	Total Net Assets 100.0%			$548,706,621

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
Amazon.com, Inc.	146	$90.00	May 2008	($2,190)	$5,362
Bunge, Ltd.	15	125.00	May 2008	(2,475)	4,134
Bunge, Ltd.	18	130.00	May 2008	(1,260)	4,146
Energizer Holdings, Inc.	39	90.00	May 2008	(585)	5,343
Las Vegas Sands Corporation	42	80.00	May 2008	(8,610)	(206)
Potash Corporation of Saskatchewan, Inc.	23	200.00	May 2008	(8,510)	14,492
Total Call Options Written					$33,271

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$46,418,401
Gross unrealized depreciation	(25,093,001)
Net unrealized appreciation (depreciation)	$21,325,400
Cost for federal income tax purposes	$602,467,506

The accompanying Notes to Financial Statements are an integral part of this schedule.
122

Large Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Consumer Discretionary (8.1%)			332,203	Bank of New York Mellon Corporation	$14,460,797
56,700	BorgWarner, Inc.	$2,786,805	58,800	Capital One Financial Corporation *	3,116,400
73,400	Carnival Corporation *	2,948,478	85,400	Chubb Corporation	4,523,638
115,150	Comcast Corporation	2,366,332	369,632	Citigroup, Inc.	9,340,601
331,400	Gap, Inc.	6,170,668	17,000	Everest Re Group, Ltd.	1,535,950
108,500	General Motors Corporation *	2,517,200	86,740	Federal Home Loan Mortgage
75,000	McDonald’s Corporation	4,468,500		Corporation	2,160,693
288,400	News Corporation	5,162,360	56,200	Federal National Mortgage Association	1,590,460
33,500	NIKE, Inc. *	2,237,800	20,800	Goldman Sachs Group, Inc.	3,980,496
70,700	Omnicom Group, Inc. *	3,375,218	21,380	Hartford Financial Services Group, Inc.	1,523,753
289,000	Pacific Sunwear of California, Inc. #	3,875,490	432,000	Hudson City Bancorp, Inc. *	8,264,160
222,500	Time Warner, Inc.	3,304,125	38,900	iShares Nasdaq Biotechnology
119,500	TJX Companies, Inc.	3,850,290		Index Fund *	3,019,418
62,900	Viacom, Inc. #	2,417,876	422,800	J.P. Morgan Chase & Company	20,146,420
127,000	Walt Disney Company	4,118,610	31,900	Lehman Brothers Holdings, Inc. *	1,411,256
36,200	Whirlpool Corporation *	2,634,636	163,000	Marshall & Ilsley Corporation	4,071,740
	Total Consumer Discretionary	52,234,388	56,200	Merrill Lynch & Company, Inc.	2,800,446
			95,400	Morgan Stanley	4,636,440
Consumer Staples (9.6%)			130,100	Principal Financial Group, Inc. *	6,981,166
176,300	Altria Group, Inc.	3,526,000	76,500	Raymond James Financial, Inc. *	2,200,905
203,900	ConAgra Foods, Inc. *	4,803,884	349,500	Synovus Financial Corporation *	4,138,080
84,100	Costco Wholesale Corporation *	5,992,125	138,500	Travelers Companies, Inc.	6,980,400
39,800	Diageo plc ADR	3,259,620	114,900	U.S. Bancorp *	3,893,961
212,600	General Mills, Inc.	12,841,040	139,714	Wachovia Corporation	4,072,663
69,710	Kimberly-Clark Corporation	4,460,743	295,200	Washington Federal, Inc. *	7,028,712
206,900	Kraft Foods, Inc.	6,544,247	87,762	Washington Mutual, Inc. *	1,078,595
176,300	Philip Morris International, Inc. #	8,996,589	212,500	Wells Fargo & Company	6,321,875
115,000	Unilever NV	3,857,100		Total Financials	145,424,417
125,100	Wal-Mart Stores, Inc.	7,253,298
	Total Consumer Staples	61,534,646	Health Care (8.8%)
			162,900	Abbott Laboratories	8,592,975
Energy (13.8%)			40,200	Aetna, Inc.	1,752,720
52,950	Apache Corporation	7,131,306	85,400	Baxter International, Inc.	5,322,128
117,014	Chevron Corporation	11,250,896	65,300	Eli Lilly and Company	3,143,542
110,812	ConocoPhillips	9,546,454	68,160	Johnson & Johnson	4,572,854
61,300	Devon Energy Corporation	6,951,420	104,100	McKesson Corporation	5,425,692
146,500	Exxon Mobil Corporation	13,634,755	74,800	Merck & Company, Inc.	2,845,392
88,200	Halliburton Company	4,049,262	592,300	Pfizer, Inc.	11,911,153
87,400	Nabors Industries, Ltd. #	3,280,996	189,600	Sanofi-Aventis ADR *	7,314,768
120,600	Occidental Petroleum Corporation	10,035,126	41,600	WellPoint, Inc. #	2,069,600
41,900	Royal Dutch Shell plc ADR *	3,364,989	76,100	Wyeth	3,384,167
35,900	Schlumberger, Ltd.	3,609,745		Total Health Care	56,334,991
99,600	Sunoco, Inc. *	4,622,436
132,600	Total SA ADR	11,138,400	Industrials (10.5%)
	Total Energy	88,615,785	200,700	AMR Corporation *	1,760,139
			38,700	Caterpillar, Inc.	3,168,756
Financials (22.6%)			89,300	CSX Corporation	5,621,435
36,600	ACE, Ltd.	2,206,614	99,600	Emerson Electric Company	5,205,096
63,100	Ameriprise Financial, Inc.	2,996,619	33,100	FedEx Corporation	3,173,297
291,480	Bank of America Corporation	10,942,159	20,800	General Dynamics Corporation	1,880,736

The accompanying Notes to Financial Statements are an integral part of this schedule.
123

Large Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (98.7%)	Value	Shares	Common Stock (98.7%)	Value
Industrials — continued			Materials (4.9%)
307,700	General Electric Company	$10,061,790	112,050	Alcoa, Inc.	$3,897,099
113,700	Honeywell International, Inc.	6,753,780	41,900	Broken Hill Proprietary, Ltd. *	3,379,654
87,900	Lockheed Martin Corporation	9,320,916	62,200	Dow Chemical Company *	2,497,330
24,200	Northrop Grumman Corporation	1,780,394	141,000	E.I. du Pont de Nemours and Company	6,896,310
180,950	Republic Services, Inc.	5,752,400	70,640	International Paper Company	1,848,649
125,550	Tyco International, Ltd.	5,874,484	228,100	MeadWestvaco Corporation	5,999,030
93,700	United Technologies Corporation	6,790,439	55,300	Praxair, Inc.	5,049,443
	Total Industrials	67,143,662	32,300	Rohm and Haas Company *	1,726,435
				Total Materials	31,293,950
Information Technology (12.0%)
130,100	Accenture, Ltd.	4,885,255	Telecommunications Services (5.6%)
93,900	Amdocs, Ltd. #	2,946,582	519,998	AT&T, Inc.	20,129,122
73,420	Applied Materials, Inc.	1,370,017	176,800	Time Warner Telecom, Inc. #*	3,465,280
160,900	Automatic Data Processing, Inc.	7,111,780	323,164	Verizon Communications, Inc. *	12,435,351
80,700	Cisco Systems, Inc. #	2,069,148		Total Telecommunications
77,900	F5 Networks, Inc. #	1,762,877		Services	36,029,753
77,100	Hewitt Associates, Inc. #	3,161,100
172,200	Hewlett-Packard Company	7,981,470	Utilities (2.8%)
454,700	Intel Corporation	10,121,622	48,600	Entergy Corporation	5,582,196
138,150	International Business Machines		65,900	Exelon Corporation	5,633,132
	Corporation	16,674,705	86,800	FirstEnergy Corporation	6,565,552
204,400	Microsoft Corporation	5,829,488		Total Utilities	17,780,880
85,250	Nokia Oyj ADR *	2,563,468
114,100	Oracle Corporation #	2,378,985		Total Common Stock
35,600	Plexus Corporation #	857,604		(cost $567,125,943)	633,458,429
113,349	Sybase, Inc. #	3,334,728
103,700	Texas Instruments, Inc.	3,023,892
26,550	Tyco Electronics, Ltd.	993,236
	Total Information Technology	77,065,957

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.5%)	Rate (+)	Date	Value
92,927,318	Thrivent Financial Securities Lending Trust	2.740%	N/A	$92,927,318
	Total Collateral Held for Securities Loaned
	(cost $92,927,318)			92,927,318

The accompanying Notes to Financial Statements are an integral part of this schedule.
124

Large Cap Value Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Short-Term Investments (0.8%)	Rate (+)	Date	Value
5,139,661	Thrivent Money Market Fund	2.700%	N/A	$5,139,661
	Total Short-Term Investments (at amortized cost)			5,139,661
	Total Investments (cost $665,192,922) 114.0%			$731,525,408
	Other Assets and Liabilities, Net (14.0%)			(89,868,505)
	Total Net Assets 100.0%			$641,656,903

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$106,361,523
Gross unrealized depreciation	(40,029,037)
Net unrealized appreciation (depreciation)	$66,332,486
Cost for federal income tax purposes	$665,192,922

The accompanying Notes to Financial Statements are an integral part of this schedule.
125

Large Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value
Consumer Discretionary (6.7%)			843,844	Exxon Mobil Corporation	$78,536,561
142,900	Carnival Corporation *	$5,740,293	171,900	Halliburton Company	7,891,929
227,751	Comcast Corporation	4,680,283	176,200	Nabors Industries, Ltd. #	6,614,548
654,700	Gap, Inc. *	12,190,514	394,579	Occidental Petroleum Corporation	32,832,919
325,700	General Motors Corporation *	7,556,240	134,800	Petroleo Brasileiro SA ADR	16,367,416
398,700	Home Depot, Inc.	11,482,560	82,700	Royal Dutch Shell plc ADR *	6,641,637
357,950	International Game Technology *	12,435,183	263,391	Schlumberger, Ltd.	26,483,965
67,150	Las Vegas Sands Corporation #*~	5,118,173	200,400	Sunoco, Inc. *	9,300,564
432,500	McDonald’s Corporation	25,768,350	549,092	Total SA ADR *	46,123,728
902,200	News Corporation	16,149,380	121,643	Transocean, Inc. #*	17,937,477
194,400	NIKE, Inc.	12,985,920	269,200	Valero Energy Corporation	13,150,420
98,667	Nordstrom, Inc. *	3,478,998	193,950	Weatherford International, Ltd. #	15,645,946
139,300	Omnicom Group, Inc. *	6,650,182		Total Energy	374,684,216
565,000	Pacific Sunwear of California, Inc. #	7,576,650
141,600	Pulte Homes, Inc.	1,846,464	Financials (16.7%)
233,100	Royal Caribbean Cruises, Ltd. *	7,435,890	25,000	Allstate Corporation	1,259,000
131,100	Staples, Inc.	2,844,870	85,854	American Express Company	4,122,709
320,989	Time Warner, Inc.	4,766,687	224,934	American International Group, Inc.	10,391,951
359,542	TJX Companies, Inc.	11,584,443	265,470	Ameriprise Financial, Inc.	12,607,170
279,700	Viacom, Inc. #	10,751,668	994,701	Bank of America Corporation	37,341,076
71,100	Whirlpool Corporation *	5,174,658	932,134	Bank of New York Mellon Corporation	40,575,793
48,600	Wynn Resorts, Ltd.	5,119,524	115,000	Capital One Financial Corporation *	6,095,000
304,600	Yum! Brands, Inc.	12,391,128	272,910	Chubb Corporation	14,456,043
	Total Consumer Discretionary	193,728,058	829,377	Citigroup, Inc.	20,958,357
			228,104	Federal National Mortgage Association	6,455,343
Consumer Staples (8.6%)			422,400	Fifth Third Bancorp *	9,052,032
808,239	Altria Group, Inc.	16,164,780	130,621	Goldman Sachs Group, Inc.	24,996,941
40,000	Anheuser-Busch Companies, Inc.	1,968,000	878,300	Hudson City Bancorp, Inc. *	16,801,879
22,900	Bunge, Ltd. *~	2,612,661	67,950	IntercontinentalExchange, Inc. #	10,542,442
333,600	Coca-Cola Company	19,639,032	76,300	iShares Nasdaq Biotechnology Index
239,650	Colgate-Palmolive Company	16,943,255		Fund *	5,922,406
873,253	ConAgra Foods, Inc.	20,573,841	1,387,204	J.P. Morgan Chase & Company	66,100,272
448,300	Costco Wholesale Corporation *	31,941,375	161,283	Loews Corporation	6,791,627
78,300	Diageo plc ADR	6,412,770	410,700	Marshall & Ilsley Corporation	10,259,286
382,102	General Mills, Inc.	23,078,961	113,108	Merrill Lynch & Company, Inc.	5,636,172
513,104	Kraft Foods, Inc.	16,229,480	297,420	MetLife, Inc. *	18,098,007
103,900	Molson Coors Brewing Company	5,697,876	508,600	Morgan Stanley	24,717,960
619,877	Philip Morris International, Inc. #	31,632,323	562,900	National City Corporation *	3,546,270
328,900	Procter & Gamble Company	22,052,745	105,650	Nymex Holdings, Inc. *	9,783,190
136,300	Sara Lee Corporation	1,977,713	311,373	Principal Financial Group, Inc. *	16,708,275
348,600	Unilever NV ADR	11,692,044	133,481	Prudential Financial, Inc. *	10,105,847
333,200	Wal-Mart Stores, Inc.	19,318,936	151,200	Raymond James Financial, Inc. *	4,350,024
	Total Consumer Staples	247,935,792	869,300	Synovus Financial Corporation *	10,292,512
			166,750	T. Rowe Price Group, Inc. *	9,764,880
Energy (13.0%)			426,961	Travelers Companies, Inc.	21,518,834
160,116	Apache Corporation	21,564,423	460,201	Wachovia Corporation	13,414,859
119,162	Chevron Corporation	11,457,426	576,800	Washington Federal, Inc. *	13,733,608
444,671	ConocoPhillips *	38,308,407	587,655	Wells Fargo & Company *	17,482,736
227,750	Devon Energy Corporation *	25,826,850		Total Financials	483,882,501

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
126

Large Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value
Health Care (12.7%)			236,678	Apple Computer, Inc. #	$41,170,138
959,818	Abbott Laboratories	$50,630,400	570,750	Arris Group, Inc. #*	4,623,075
271,850	Aetna, Inc.	11,852,660	314,400	Automatic Data Processing, Inc.	13,896,480
198,062	Allergan, Inc.	11,164,755	332,551	Broadcom Corporation #	8,633,024
448,093	Baxter International, Inc.	27,925,156	1,280,555	Cisco Systems, Inc. #*	32,833,430
130,400	Eli Lilly and Company	6,277,456	458,770	Corning, Inc.	12,253,747
298,266	Express Scripts, Inc. #*	20,884,585	303,600	Dell, Inc. #	5,656,068
1,055,136	Gilead Sciences, Inc. #	54,613,839	666,200	EMC Corporation #	10,259,480
375,700	Hologic, Inc. #*	10,966,683	483,010	F5 Networks, Inc. #	10,930,516
636,614	Johnson & Johnson	42,710,433	48,000	Foundry Networks, Inc.	611,040
420,617	McKesson Corporation *	21,922,558	70,142	Google, Inc. #	40,281,849
255,300	Merck & Company, Inc.	9,711,612	155,400	Hewitt Associates, Inc. #	6,371,400
1,162,136	Pfizer, Inc.	23,370,555	1,074,043	Hewlett-Packard Company	49,781,893
471,867	Sanofi-Aventis ADR *	18,204,629	2,015,807	Intel Corporation	44,871,864
217,600	St. Jude Medical, Inc. #	9,526,528	510,530	International Business Machines
684,474	Thermo Electron Corporation #*	39,610,510		Corporation	61,620,971
91,897	UnitedHealth Group, Inc.	2,998,599	162,400	Intersil Corporation	4,339,328
86,833	WellPoint, Inc. #	4,319,942	604,600	LSI Corporation #*	3,748,520
	Total Health Care	366,690,900	760,500	Marvell Technology Group, Ltd. #	9,848,475
			1,950,899	Microsoft Corporation	55,639,639
Industrials (10.0%)			243,600	Nokia Oyj ADR *	7,325,052
556,600	AMR Corporation *	4,881,382	293,300	NVIDIA Corporation #	6,027,315
124,252	Caterpillar, Inc.	10,173,754	590,054	Oracle Corporation #	12,302,626
362,823	CSX Corporation	22,839,708	69,800	Plexus Corporation #	1,681,482
127,706	Danaher Corporation *	9,963,622	116,350	PMC-Sierra, Inc.	904,040
226,282	Deere & Company	19,023,528	352,963	QUALCOMM, Inc.	15,244,472
287,050	Emerson Electric Company *	15,001,233	196,750	Research in Motion, Ltd. #	23,930,702
66,700	FedEx Corporation	6,394,529	237,046	Sybase, Inc. #*	6,973,893
61,500	Fluor Corporation *	9,401,505	209,000	Texas Instruments, Inc.	6,094,440
149,750	Foster Wheeler, Ltd. #	9,537,578	208,650	Yahoo!, Inc. #*	5,719,096
679,778	General Electric Company	22,228,741		Total Information Technology	542,393,264
639,114	Honeywell International, Inc.	37,963,372
202,329	Lockheed Martin Corporation *	21,454,967	Materials (5.7%)
145,432	Precision Castparts Corporation	17,096,986	136,793	Air Products and Chemicals, Inc.	13,464,535
183,100	Raytheon Company	11,712,907	369,722	Alcoa, Inc.	12,858,931
264,379	Republic Services, Inc.	8,404,608	84,400	Broken Hill Proprietary, Ltd. *	6,807,704
245,700	Tyco International, Ltd.	11,496,303	359,551	E.I. du Pont de Nemours and Company	17,585,639
234,216	UAL Corporation *	3,489,818	146,539	Freeport-McMoRan
96,923	Union Pacific Corporation	14,072,250		Copper & Gold, Inc. *	16,668,811
454,026	United Technologies Corporation	32,903,264	722,474	MeadWestvaco Corporation	19,001,066
	Total Industrials	288,040,055	305,050	Monsanto Company	34,781,801
			99,600	Potash Corporation of
Information Technology (18.7%)				Saskatchewan, Inc. ~	18,321,420
530,900	Accenture, Ltd.	19,935,295	292,142	Praxair, Inc.	26,675,486
346,772	Adobe Systems, Inc. #*	12,931,128		Total Materials	166,165,393
189,700	Amdocs, Ltd. #	5,952,786

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
127

Large Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value
Telecommunications Services (3.2%)			Utilities (1.6%)
308,648	America Movil SA de CV ADR	$17,889,238	8,600	Consolidated Edison, Inc.	$357,760
1,028,400	AT&T, Inc. ‡	39,809,364	144,800	DTE Energy Company	5,836,888
231,100	Crown Castle International		1,099,355	Southern Company *	40,928,987
	Corporation #	8,978,235		Total Utilities	47,123,635
261,512	NII Holdings, Inc. #	11,961,559
725,546	Time Warner Telecom, Inc. #*	14,220,702		Total Common Stock
	Total Telecommunications			(cost $2,286,999,738)	2,803,502,912
	Services	92,859,098

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.6%)	Rate (+)	Date	Value
479,015,830	Thrivent Financial Securities Lending Trust	2.740%	N/A	$479,015,830
	Total Collateral Held for Securities Loaned
	(cost $479,015,830)			479,015,830

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.7%)	Rate (+)	Date	Value
$48,640,000	BNP Paribas NA	2.430%	5/1/2008	$48,640,000
4,000,000	Federal National Mortgage Association ‡	4.030	5/16/2008	3,993,327
25,740,576	Thrivent Money Market Fund	2.700	N/A	25,740,576
	Total Short-Term Investments(at amortized cost)			78,373,903
	Total Investments (cost $2,844,389,471) 116.2%			$3,360,892,645
	Other Assets and Liabilities, Net (16.2%)			(468,120,826)
	Total Net Assets 100.0%			$2,892,771,819

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Futures	77	June 2008	$26,775,060	$26,680,500	($94,560)
Total Futures					($94,560)

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
128

Large Cap Stock Fund
Schedule of Investments as of April 30, 2008 (unaudited)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
Bunge, Ltd.	41	$125.00	May 2008	($6,765)	$11,299
Bunge, Ltd.	47	130.00	May 2008	(3,290)	10,826
Las Vegas Sands Corporation	106	80.00	May 2008	(21,730)	(521)
Potash Corporation of Saskatchewan, Inc.	78	200.00	May 2008	(28,860)	49,146
Total Call Options Written					$70,750

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2008, $3,993,327 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $39,809,364 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$621,897,576
Gross unrealized depreciation	(105,394,402)
Net unrealized appreciation (depreciation)	$516,503,174
Cost for federal income tax purposes	$2,844,389,471

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
129

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Consumer Discretionary (8.5%)			600	Liz Claiborne, Inc.	$10,614
600	Abercrombie & Fitch Company	$44,586	9,400	Lowe’s Companies, Inc.	236,786
1,900	Amazon.com, Inc. #*	149,397	2,856	Macy’s Group, Inc	72,228
800	Apollo Group, Inc. #	40,720	2,000	Marriott International, Inc.	68,600
900	AutoNation, Inc. #	14,409	2,300	Mattel, Inc.	43,125
300	AutoZone, Inc. #	36,225	7,400	McDonald’s Corporation	440,892
1,700	Bed Bath & Beyond, Inc. #	55,250	2,000	McGraw-Hill Companies, Inc.	81,980
2,175	Best Buy Company, Inc.	93,568	300	Meredith Corporation	9,723
500	Big Lots, Inc. #	13,515	900	New York Times Company *	17,550
300	Black & Decker Corporation	19,689	1,700	Newell Rubbermaid, Inc.	34,901
600	Brunswick Corporation	10,008	14,800	News Corporation	264,920
2,900	Carnival Corporation	116,493	2,400	NIKE, Inc.	160,320
4,350	CBS Corporation	100,354	1,100	Nordstrom, Inc.	38,786
700	Centex Corporation	14,574	1,700	Office Depot, Inc. #	21,556
3,200	Clear Channel Communications, Inc.	96,480	400	OfficeMax, Inc.	7,308
2,200	Coach, Inc. #	78,254	2,000	Omnicom Group, Inc.	95,480
19,430	Comcast Corporation	399,286	400	Polo Ralph Lauren Corporation	24,808
1,700	D.R. Horton, Inc.	26,333	1,300	Pulte Homes, Inc.	16,952
900	Darden Restaurants, Inc.	32,022	900	RadioShack Corporation	12,510
500	Dillard’s, Inc. *	10,200	372	Sears Holdings Corporation #*	36,683
4,600	DIRECTV Group, Inc. #	113,344	700	Sherwin-Williams Company	38,724
700	E.W. Scripps Company	31,437	500	Snap-On, Inc.	29,655
1,800	Eastman Kodak Company	32,202	600	Stanley Works	28,944
1,400	Expedia, Inc. #	35,364	4,450	Staples, Inc.	96,565
900	Family Dollar Stores, Inc.	19,260	4,700	Starbucks Corporation #	76,281
14,200	Ford Motor Company #*	117,292	1,200	Starwood Hotels & Resorts
900	Fortune Brands, Inc.	60,858		Worldwide, Inc. *	62,652
1,100	GameStop Corporation	60,544	5,200	Target Corporation	276,276
1,400	Gannett Company, Inc.	40,068	850	Tiffany & Company	37,009
2,900	Gap, Inc.	53,998	23,050	Time Warner, Inc.	342,292
3,600	General Motors Corporation *	83,520	2,900	TJX Companies, Inc.	93,438
1,100	Genuine Parts Company	46,706	600	VF Corporation	44,628
1,600	Goodyear Tire & Rubber Company #*	42,848	4,150	Viacom, Inc. #	159,526
2,100	H&R Block, Inc. *	45,927	12,100	Walt Disney Company	392,403
1,600	Harley-Davidson, Inc.	61,200	50	Washington Post Company	32,780
400	Harman International Industries, Inc.	16,348	700	Wendy’s International, Inc.	20,300
900	Hasbro, Inc.	32,004	584	Whirlpool Corporation	42,483
10,800	Home Depot, Inc.	311,040	1,100	Wyndham Worldwide Corporation	23,628
1,100	IAC InterActiveCorp #	22,891	3,000	Yum! Brands, Inc.	122,040
2,100	International Game Technology	72,954		Total Consumer Discretionary	6,684,644
3,031	Interpublic Group of Companies, Inc. #	27,431
1,500	J.C. Penney Company, Inc. (Holding		Consumer Staples (10.4%)
	Company)	63,750	13,600	Altria Group, Inc. ‡	272,000
3,800	Johnson Controls, Inc.	133,988	4,700	Anheuser-Busch Companies, Inc.	231,240
600	Jones Apparel Group, Inc.	9,498	4,096	Archer-Daniels-Midland Company	180,470
400	KB Home	9,000	2,700	Avon Products, Inc.	105,354
2,100	Kohl’s Corporation #*	102,585	600	Brown-Forman Corporation	40,812
1,100	Leggett & Platt, Inc.	18,260	1,400	Campbell Soup Company	48,720
900	Lennar Corporation	16,578	800	Clorox Company	42,400
2,000	Limited Brands, Inc.	37,040	12,800	Coca-Cola Company	753,536

The accompanying Notes to Financial Statements are an integral part of this schedule.
130

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Consumer Staples — continued			5,600	Halliburton Company	$257,096
1,800	Coca-Cola Enterprises, Inc.	$40,500	1,700	Hess Corporation	180,540
3,200	Colgate-Palmolive Company	226,240	4,530	Marathon Oil Corporation	206,432
3,100	ConAgra Foods, Inc.	73,036	1,300	Murphy Oil Corporation	117,442
1,200	Constellation Brands, Inc. #	22,032	1,900	Nabors Industries, Ltd. #	71,326
2,900	Costco Wholesale Corporation	206,625	2,700	National Oilwell Varco, Inc. #	184,815
9,210	CVS/Caremark Corporation	371,808	1,800	Noble Corporation	101,304
900	Dean Foods Company #	20,916	1,200	Noble Energy, Inc.	104,400
800	Estee Lauder Companies, Inc.	36,488	5,300	Occidental Petroleum Corporation	441,013
2,100	General Mills, Inc.	126,840	1,700	Peabody Energy Corporation	103,921
2,000	H.J. Heinz Company	94,120	1,000	Range Resources Corporation	66,380
1,100	Hershey Company *	41,118	800	Rowan Companies, Inc.	31,192
1,600	Kellogg Company	81,872	7,700	Schlumberger, Ltd.	774,235
2,800	Kimberly-Clark Corporation	179,172	1,200	Smith International, Inc. *	91,812
9,880	Kraft Foods, Inc.	312,504	4,170	Spectra Energy Corporation	102,999
4,400	Kroger Company	119,900	800	Sunoco, Inc. *	37,128
1,000	McCormick & Company, Inc.	37,790	800	Tesoro Petroleum Corporation	20,112
900	Molson Coors Brewing Company	49,356	1,969	Transocean, Inc. #	290,278
800	Pepsi Bottling Group, Inc.	26,968	3,400	Valero Energy Corporation	166,090
10,290	PepsiCo, Inc.	705,174	2,100	Weatherford International, Ltd. #	169,407
13,600	Philip Morris International, Inc. #	694,008	3,700	Williams Companies, Inc.	131,350
19,810	Procter & Gamble Company	1,328,260	3,250	XTO Energy, Inc.	201,045
1,200	Reynolds American, Inc.	64,620		Total Energy	10,882,237
2,900	Safeway, Inc.	91,640
4,500	Sara Lee Corporation	65,295	Financials (17.0%)
1,310	SUPERVALU, Inc.	43,348	2,200	ACE, Ltd.	132,638
3,800	SYSCO Corporation *	116,166	3,000	AFLAC, Inc. ‡	200,010
1,700	Tyson Foods, Inc.	30,260	3,600	Allstate Corporation	181,296
900	UST, Inc.	46,863	1,850	Ambac Financial Group, Inc.	8,566
6,300	Walgreen Company	219,555	1,300	American Capital Strategies, Ltd. *	41,275
15,200	Wal-Mart Stores, Inc.	881,296	7,400	American Express Company	355,348
1,000	Whole Foods Market, Inc. *	32,640	16,244	American International Group, Inc.	750,473
1,475	William Wrigley Jr. Company *	112,336	1,400	Ameriprise Financial, Inc.	66,486
	Total Consumer Staples	8,173,278	2,000	Aon Corporation	90,780
			635	Apartment Investment & Management
Energy (13.9%)				Company	23,482
3,090	Anadarko Petroleum Corporation	205,670	700	Assurant, Inc.	45,500
2,222	Apache Corporation	299,259	400	Avalonbay Communities, Inc.	39,900
1,900	Baker Hughes, Inc.	153,672	28,603	Bank of America Corporation	1,073,757
1,800	BJ Services Company	50,886	7,305	Bank of New York Mellon Corporation	317,987
1,500	Cameron International Corporation #	73,845	3,500	BB&T Corporation	120,015
3,000	Chesapeake Energy Corporation	155,100	800	Bear Stearns Companies, Inc.	8,584
13,303	Chevron Corporation	1,279,083	800	Boston Properties, Inc. *	80,392
9,988	ConocoPhillips	860,466	2,318	Capital One Financial Corporation	122,854
1,100	CONSOL Energy, Inc.	89,056	1,100	CB Richard Ellis Group, Inc. #	25,432
2,800	Devon Energy Corporation	317,520	6,100	Charles Schwab Corporation *	131,760
4,492	El Paso Corporation	76,993	2,300	Chubb Corporation	121,831
1,000	ENSCO International, Inc.	63,730	1,207	Cincinnati Financial Corporation	43,331
1,500	EOG Resources, Inc.	195,720	1,800	CIT Group, Inc.	19,602
34,500	Exxon Mobil Corporation	3,210,920	33,506	Citigroup, Inc.	846,697

The accompanying Notes to Financial Statements are an integral part of this schedule.
131

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Financials — continued			1,700	ProLogis Trust	$106,437
390	CME Group, Inc.	$178,406	2,800	Prudential Financial, Inc.	211,988
1,000	Comerica, Inc.	34,730	900	Public Storage, Inc.	81,630
3,700	Countrywide Financial Corporation *	21,386	4,414	Regions Financial Corporation	96,755
800	Developers Diversified Realty		650	SAFECO Corporation	43,381
	Corporation	34,360	1,500	Simon Property Group, Inc.	149,790
3,000	Discover Financial Services	54,630	3,100	SLM Corporation #	57,443
2,900	E*TRADE Financial Corporation #*	11,542	2,235	Sovereign Bancorp, Inc. *	16,695
1,800	Equity Residential REIT	74,736	2,600	State Street Corporation	187,564
4,200	Federal Home Loan Mortgage		2,300	SunTrust Banks, Inc.	128,225
	Corporation	104,622	1,800	T. Rowe Price Group, Inc.	105,408
6,300	Federal National Mortgage Association	178,290	600	Torchmark Corporation	38,844
700	Federated Investors, Inc.	23,436	3,964	Travelers Companies, Inc.	199,786
3,422	Fifth Third Bancorp	73,333	11,218	U.S. Bancorp *	380,178
1,200	First Horizon National Corporation *	12,960	2,200	UnumProvident Corporation	51,062
1,100	Franklin Resources, Inc.	104,665	900	Vornado Realty Trust	83,781
1,800	General Growth Properties, Inc. *	73,728	14,032	Wachovia Corporation	409,033
2,700	Genworth Financial, Inc.	62,262	6,801	Washington Mutual, Inc. *	83,584
2,500	Goldman Sachs Group, Inc.	478,425	21,200	Wells Fargo & Company	630,700
2,000	Hartford Financial Services Group, Inc.	142,540	1,200	XL Capital, Ltd.	41,868
1,500	Health Care Property Investors, Inc.	53,550	600	Zions Bancorporation *	27,810
3,300	Host Marriott Corporation	56,760		Total Financials	13,369,213
3,300	Hudson City Bancorp, Inc.	63,129
2,310	Huntington Bancshares, Inc.	21,691	Health Care (11.2%)
400	IntercontinentalExchange, Inc. #	62,060	9,900	Abbott Laboratories ‡	522,225
21,858	J.P. Morgan Chase & Company	1,041,534	3,300	Aetna, Inc.	143,880
1,000	Janus Capital Group, Inc.	28,060	1,900	Allergan, Inc.	107,103
2,500	KeyCorp	60,325	1,000	AmerisourceBergen Corporation	40,550
1,600	Kimco Realty Corporation *	63,856	6,936	Amgen, Inc. #	290,410
900	Legg Mason, Inc.	54,252	1,000	Applera Corporation (Applied
3,500	Lehman Brothers Holdings, Inc.	154,840		Biosystems Group)	31,910
1,000	Leucadia National Corporation *	51,220	600	Barr Pharmaceuticals, Inc. #	30,138
1,643	Lincoln National Corporation	88,328	4,000	Baxter International, Inc.	249,280
2,900	Loews Corporation	122,119	1,500	Becton, Dickinson and Company	134,100
600	M&T Bank Corporation	55,938	1,990	Biogen Idec, Inc. #	120,773
3,300	Marsh & McLennan Companies, Inc.	91,047	8,635	Boston Scientific Corporation #	115,105
1,600	Marshall & Ilsley Corporation	39,968	12,700	Bristol-Myers Squibb Company	279,019
1,300	MBIA, Inc. *	13,520	700	C.R. Bard, Inc.	65,919
6,200	Merrill Lynch & Company, Inc.	308,946	2,400	Cardinal Health, Inc.	124,968
4,500	MetLife, Inc.	273,825	2,800	Celgene Corporation #	173,992
800	MGIC Investment Corporation	10,424	1,900	CIGNA Corporation	81,149
1,300	Moody’s Corporation *	48,048	1,050	Coventry Health Care, Inc. #	46,966
7,200	Morgan Stanley	349,920	3,259	Covidien, Ltd.	152,163
4,900	National City Corporation *	30,870	6,300	Eli Lilly and Company	303,282
1,300	Northern Trust Corporation	96,343	1,700	Express Scripts, Inc. #	119,034
1,800	NYSE Euronext	118,980	2,100	Forest Laboratories, Inc. #	72,891
1,200	Plum Creek Timber Company, Inc.	49,008	1,800	Genzyme Corporation #	126,630
2,200	PNC Financial Services Group, Inc.	152,570	5,900	Gilead Sciences, Inc. #	305,384
1,600	Principal Financial Group, Inc.	85,856	1,050	Hospira, Inc. #	43,208
4,300	Progressive Corporation	78,217	1,000	Humana, Inc. #	47,790

The accompanying Notes to Financial Statements are an integral part of this schedule.
132

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Health Care — continued			1,300	Expeditors International of
1,100	IMS Health, Inc.	$27,225		Washington, Inc.	$60,567
18,190	Johnson & Johnson	1,220,367	1,900	FedEx Corporation	182,153
1,633	King Pharmaceuticals, Inc. #	15,334	600	Fluor Corporation	91,722
700	Laboratory Corporation of America		2,500	General Dynamics Corporation	226,050
	Holdings #	52,934	64,400	General Electric Company	2,105,880
1,800	McKesson Corporation	93,816	900	Goodrich Corporation	61,335
3,450	Medco Health Solutions, Inc. #	170,913	4,900	Honeywell International, Inc.	291,060
7,200	Medtronic, Inc.	350,496	2,500	Illinois Tool Works, Inc.	130,725
13,900	Merck & Company, Inc.	528,756	1,800	Ingersoll-Rand Company	79,884
400	Millipore Corporation #	28,040	1,200	ITT Corporation *	76,800
2,000	Mylan Laboratories, Inc. *	26,340	800	Jacobs Engineering Group, Inc. #	69,064
800	Patterson Companies, Inc. #	27,360	700	L-3 Communications Holdings, Inc.	78,015
800	PerkinElmer, Inc.	21,248	2,300	Lockheed Martin Corporation	243,892
43,540	Pfizer, Inc.	875,589	800	Manitowoc Company, Inc.	30,256
1,000	Quest Diagnostics, Inc. *	50,180	2,300	Masco Corporation	41,883
10,400	Schering-Plough Corporation	191,464	900	Monster Worldwide, Inc. #	21,897
2,300	St. Jude Medical, Inc. #	100,694	2,400	Norfolk Southern Corporation	142,992
1,600	Stryker Corporation	103,728	2,234	Northrop Grumman Corporation	164,355
3,000	Tenet Healthcare Corporation #	19,200	2,455	PACCAR, Inc.	116,171
2,800	Thermo Electron Corporation #	162,036	800	Pall Corporation	27,816
8,100	UnitedHealth Group, Inc.	264,303	1,150	Parker-Hannifin Corporation	91,828
900	Varian Medical Systems, Inc. #	42,192	1,300	Pitney Bowes, Inc.	46,943
700	Waters Corporation #	43,022	800	Precision Castparts Corporation	94,048
700	Watson Pharmaceuticals, Inc. #	21,728	1,300	R.R. Donnelley & Sons Company	39,832
3,400	WellPoint, Inc. #	169,150	2,800	Raytheon Company	179,116
8,600	Wyeth	382,442	1,100	Robert Half International, Inc.	26,070
1,440	Zimmer Holdings, Inc. #	106,790	1,000	Rockwell Automation, Inc. *	54,230
	Total Health Care	8,823,216	1,100	Rockwell Collins, Inc.	69,421
			400	Ryder System, Inc.	27,388
Industrials (11.7%)			4,700	Southwest Airlines Company	62,228
4,500	3M Company	346,050	600	Terex Corporation #	41,808
2,200	Allied Waste Industries, Inc. #	27,192	1,700	Textron, Inc.	103,717
800	Avery Dennison Corporation	38,552	1,200	Trane, Inc.	55,812
5,000	Boeing Company	424,300	3,159	Tyco International, Ltd.	147,810
2,000	Burlington Northern Santa Fe		1,600	Union Pacific Corporation	232,304
	Corporation	205,100	6,600	United Parcel Service, Inc.	477,906
1,200	C.H. Robinson Worldwide, Inc.	75,216	6,300	United Technologies Corporation	456,561
4,000	Caterpillar, Inc.	327,520	500	W.W. Grainger, Inc.	43,355
800	Cintas Corporation	23,688	3,100	Waste Management, Inc.	111,910
1,200	Cooper Industries, Ltd.	50,868		Total Industrials	9,196,334
2,700	CSX Corporation	169,965
1,400	Cummins, Inc.	87,710	Information Technology (15.8%)
1,700	Danaher Corporation *	132,634	3,400	Adobe Systems, Inc. #	126,786
2,800	Deere & Company	235,396	3,900	Advanced Micro Devices, Inc. #*	23,244
1,200	Dover Corporation	59,364	700	Affiliated Computer Services, Inc. #	37,079
1,050	Eaton Corporation	92,232	2,300	Agilent Technologies, Inc. #	69,483
5,000	Emerson Electric Company	261,300	1,000	Akamai Technologies, Inc. #*	35,770
900	Equifax, Inc.	34,443	2,000	Altera Corporation	42,560
			1,900	Analog Devices, Inc.	61,199

The accompanying Notes to Financial Statements are an integral part of this schedule.
133

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Information Technology — continued			2,000	Paychex, Inc.	$72,740
5,700	Apple Computer, Inc. #‡	$991,515	900	QLogic Corporation #	14,364
8,700	Applied Materials, Inc.	162,342	10,400	QUALCOMM, Inc.	449,176
1,400	Autodesk, Inc. #	53,200	1,500	SanDisk Corporation #	40,635
3,300	Automatic Data Processing, Inc.	145,860	5,100	Sun Microsystems, Inc. #	79,866
1,300	BMC Software, Inc. #	45,188	5,447	Symantec Corporation #	93,797
3,100	Broadcom Corporation #	80,476	2,600	Tellabs, Inc. #	13,416
2,600	CA, Inc.	57,564	1,200	Teradata Corporation #	25,548
585	CIENA Corporation #	19,779	1,200	Teradyne, Inc. #	15,948
38,400	Cisco Systems, Inc. #	984,576	8,500	Texas Instruments, Inc.	247,860
1,100	Citrix Systems, Inc. #	36,025	1,200	Total System Services, Inc.	28,560
1,800	Cognizant Technology Solutions		3,159	Tyco Electronics, Ltd.	118,178
	Corporation #	58,050	2,200	Unisys Corporation #	9,152
1,000	Computer Sciences Corporation #	43,590	1,300	VeriSign, Inc. #	46,865
1,700	Compuware Corporation #	12,818	4,803	Western Union Company	110,469
900	Convergys Corporation #	14,148	6,000	Xerox Corporation	83,820
10,100	Corning, Inc.	269,771	1,800	Xilinx, Inc.	44,586
13,500	Dell, Inc. #	251,505	8,600	Yahoo!, Inc. #	235,726
7,100	eBay, Inc. #	222,159		Total Information Technology	12,419,512
2,100	Electronic Arts, Inc. #	108,087
3,200	Electronic Data Systems Corporation	59,392	Materials (3.6%)
13,600	EMC Corporation #	209,440	1,300	Air Products and Chemicals, Inc.	127,959
1,200	Fidelity National Information		5,200	Alcoa, Inc.	180,856
	Services, Inc.	43,272	600	Allegheny Technologies, Inc.	41,298
1,150	Fiserv, Inc. #	58,132	500	Ashland, Inc.	26,510
1,500	Google, Inc. #	861,435	700	Ball Corporation	37,646
15,841	Hewlett-Packard Company	734,230	700	Bemis Company, Inc.	18,410
37,300	Intel Corporation	830,298	5,983	Dow Chemical Company	240,217
8,900	International Business Machines		5,900	E.I. du Pont de Nemours and Company	288,569
	Corporation	1,074,230	500	Eastman Chemical Company	36,750
2,200	Intuit, Inc. #	59,334	1,200	Ecolab, Inc.	55,152
1,300	Jabil Circuit, Inc.	14,144	2,538	Freeport-McMoRan Copper & Gold, Inc.	288,698
1,375	JDS Uniphase Corporation #	19,676	900	Hercules, Inc.	16,920
3,400	Juniper Networks, Inc. #	93,908	700	International Flavors & Fragrances, Inc.	31,927
1,100	KLA-Tencor Corporation	48,048	2,700	International Paper Company	70,659
700	Lexmark International, Inc. #	21,973	1,091	MeadWestvaco Corporation	28,693
1,400	Linear Technology Corporation *	48,944	3,468	Monsanto Company	395,421
4,200	LSI Corporation #	26,040	3,000	Newmont Mining Corporation	132,630
1,400	MEMC Electronic Materials, Inc.	88,158	1,800	Nucor Corporation	135,900
1,300	Microchip Technology, Inc. *	47,775	800	Pactiv Corporation #	19,032
4,900	Micron Technology, Inc. #*	37,828	1,100	PPG Industries, Inc.	67,507
51,600	Microsoft Corporation	1,471,632	2,100	Praxair, Inc.	191,751
1,000	Molex, Inc.	28,380	900	Rohm and Haas Company *	48,105
14,500	Motorola, Inc.	144,420	1,000	Sealed Air Corporation	25,290
1,400	National Semiconductor Corporation	28,546	900	Sigma-Aldrich Corporation	51,318
2,200	NETAPP, Inc. #	53,240	700	Titanium Metals Corporation *	10,668
2,200	Novell, Inc. #	13,816	700	United States Steel Corporation	107,765
700	Novellus Systems, Inc. #	15,302	600	Vulcan Materials Company *	41,292
3,550	NVIDIA Corporation #	72,952	1,400	Weyerhaeuser Company	89,432
25,491	Oracle Corporation #	531,487		Total Materials	2,806,375

The accompanying Notes to Financial Statements are an integral part of this schedule.
134

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Telecommunications Services (3.4%)			8,140	Duke Energy Corporation	$149,043
2,700	American Tower Corporation #	$117,234	3,183	Dynegy, Inc. #*	27,437
38,868	AT&T, Inc.	1,504,580	2,200	Edison International, Inc.	114,774
700	CenturyTel, Inc.	22,715	1,300	Entergy Corporation	149,318
2,200	Citizens Communications Company	23,584	4,350	Exelon Corporation	371,838
943	Embarq Corporation	39,201	2,000	FirstEnergy Corporation	151,280
9,900	Qwest Communications		2,700	FPL Group, Inc.	178,983
	International, Inc. *	51,084	530	Integrys Energy Group, Inc.	25,382
18,468	Sprint Nextel Corporation	147,559	400	Nicor, Inc.	14,048
18,500	Verizon Communications, Inc.	711,880	1,837	NiSource, Inc.	32,882
3,001	Windstream Corporation	35,232	1,300	Pepco Holdings, Inc.	32,383
	Total Telecommunications		2,200	PG&E Corporation	88,000
	Services	2,653,069	700	Pinnacle West Capital Corporation	23,758
			2,500	PPL Corporation	120,050
Utilities (3.7%)			1,727	Progress Energy, Inc.	72,517
4,300	AES Corporation #	74,648	3,200	Public Service Enterprise Group, Inc.	140,512
1,100	Allegheny Energy, Inc.	59,180	1,200	Questar Corporation	74,436
1,400	Ameren Corporation	63,504	1,600	Sempra Energy	90,672
2,500	American Electric Power Company, Inc.	111,575	5,000	Southern Company	186,150
2,200	CenterPoint Energy, Inc.	33,484	1,400	TECO Energy, Inc.	22,414
1,500	CMS Energy Corporation	21,870	2,755	Xcel Energy, Inc.	57,304
1,800	Consolidated Edison, Inc.	74,880		Total Utilities	2,872,817
1,200	Constellation Energy Group, Inc.	101,580
3,700	Dominion Resources, Inc.	160,543		Total Common Stock
1,200	DTE Energy Company	48,372		(cost $59,998,738)	77,880,695

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.4%)	Rate (+)	Date	Value
2,619,744	Thrivent Financial Securities Lending Trust	2.740%	N/A	$2,619,744
	Total Collateral Held for Securities Loaned
	(cost $2,619,744)			2,619,744

The accompanying Notes to Financial Statements are an integral part of this schedule.
135

Large Cap Index Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.7%)	Rate (+)	Date	Value
$250,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$249,582
328,459	Thrivent Money Market Fund	2.700	N/A	328,459
	Total Short-Term Investments (at amortized cost)			578,041
	Total Investments (cost $63,196,523) 103.3%			$81,078,480
	Other Assets and Liabilities, Net (3.3%)			(2,561,420)
	Total Net Assets 100.0%			$78,517,060

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Mini-Futures	8	June 2008	$539,122	$554,400	$15,278
Total Futures					$15,278

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2008, $249,582 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,985,750 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,423,889
Gross unrealized depreciation	(5,541,932)
Net unrealized appreciation (depreciation)	$17,881,957
Cost for federal income tax purposes	$63,196,523

The accompanying Notes to Financial Statements are an integral part of this schedule.
136

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value
Consumer Discretionary (8.4%)			303	Liz Claiborne, Inc.	$5,360
200	Abercrombie & Fitch Company	$14,862	3,548	Lowe’s Companies, Inc.	89,374
700	Amazon.com, Inc. #	55,041	1,038	Macy’s Group, Inc	26,251
355	Apollo Group, Inc. #	18,070	810	Marriott International, Inc.	27,783
358	AutoNation, Inc. #	5,732	962	Mattel, Inc.	18,038
152	AutoZone, Inc. #	18,354	2,785	McDonald’s Corporation	165,930
657	Bed Bath & Beyond, Inc. #	21,352	708	McGraw-Hill Companies, Inc.	29,021
941	Best Buy Company, Inc.	40,482	200	Meredith Corporation	6,482
252	Big Lots, Inc. #	6,812	354	New York Times Company	6,903
201	Black & Decker Corporation	13,192	656	Newell Rubbermaid, Inc.	13,468
202	Brunswick Corporation	3,369	5,600	News Corporation	100,240
1,065	Carnival Corporation	42,781	914	NIKE, Inc.	61,055
1,511	CBS Corporation	34,859	404	Nordstrom, Inc.	14,245
302	Centex Corporation	6,288	707	Office Depot, Inc. #	8,965
1,115	Clear Channel Communications, Inc.	33,617	101	OfficeMax, Inc.	1,845
900	Coach, Inc. #	32,013	806	Omnicom Group, Inc. *	38,478
7,224	Comcast Corporation	148,453	100	Polo Ralph Lauren Corporation	6,202
700	D.R. Horton, Inc.	10,843	404	Pulte Homes, Inc.	5,268
280	Darden Restaurants, Inc.	9,962	403	RadioShack Corporation	5,602
201	Dillard’s, Inc. *	4,100	175	Sears Holdings Corporation #*	17,257
1,800	DIRECTV Group, Inc. #	44,352	253	Sherwin-Williams Company	13,996
200	E.W. Scripps Company	8,982	200	Snap-On, Inc.	11,862
758	Eastman Kodak Company	13,561	201	Stanley Works	9,696
500	Expedia, Inc. #	12,630	1,718	Staples, Inc.	37,281
205	Family Dollar Stores, Inc.	4,387	1,720	Starbucks Corporation #	27,916
5,554	Ford Motor Company #*	45,876	506	Starwood Hotels & Resorts
354	Fortune Brands, Inc.	23,937		Worldwide, Inc.	26,418
400	GameStop Corporation	22,016	2,028	Target Corporation	107,748
604	Gannett Company, Inc.	17,286	354	Tiffany & Company	15,413
1,174	Gap, Inc.	21,860	8,786	Time Warner, Inc.	130,472
1,465	General Motors Corporation *	33,988	1,016	TJX Companies, Inc.	32,736
454	Genuine Parts Company	19,277	302	VF Corporation	22,463
603	Goodyear Tire & Rubber Company #	16,148	1,611	Viacom, Inc. #	61,927
810	H&R Block, Inc.	17,715	4,511	Walt Disney Company	146,292
608	Harley-Davidson, Inc. *	23,256	25	Washington Post Company	16,390
100	Harman International Industries, Inc.	4,087	202	Wendy’s International, Inc.	5,858
304	Hasbro, Inc.	10,810	281	Whirlpool Corporation	20,444
4,167	Home Depot, Inc.	120,010	525	Wyndham Worldwide Corporation	11,277
400	IAC InterActiveCorp #	8,324	1,118	Yum! Brands, Inc.	45,480
808	International Game Technology	28,070		Total Consumer Discretionary	2,569,450
1,217	Interpublic Group of Companies, Inc. #	11,014
556	J.C. Penney Company, Inc. (Holding		Consumer Staples (10.1%)
	Company)	23,630	5,109	Altria Group, Inc. ‡	102,180
1,512	Johnson Controls, Inc.	53,313	1,825	Anheuser-Busch Companies, Inc.	89,790
254	Jones Apparel Group, Inc.	4,021	1,638	Archer-Daniels-Midland Company	72,170
200	KB Home	4,500	1,012	Avon Products, Inc.	39,488
858	Kohl’s Corporation #*	41,913	200	Brown-Forman Corporation	13,604
304	Leggett & Platt, Inc.	5,046	560	Campbell Soup Company	19,488
300	Lennar Corporation	5,526	405	Clorox Company	21,465
664	Limited Brands, Inc.	12,297	4,923	Coca-Cola Company	289,817

The accompanying Notes to Financial Statements are an integral part of this schedule.
137

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value
Consumer Staples — continued			2,124	Halliburton Company	$97,513
711	Coca-Cola Enterprises, Inc.	$15,998	653	Hess Corporation	69,349
1,165	Colgate-Palmolive Company	82,366	1,732	Marathon Oil Corporation	78,927
1,112	ConAgra Foods, Inc.	26,199	400	Murphy Oil Corporation	36,136
500	Constellation Brands, Inc. #	9,180	706	Nabors Industries, Ltd. #	26,503
961	Costco Wholesale Corporation	68,471	1,100	National Oilwell Varco, Inc. #	75,295
3,557	CVS/Caremark Corporation	143,596	608	Noble Corporation	34,218
400	Dean Foods Company #	9,296	400	Noble Energy, Inc.	34,800
300	Estee Lauder Companies, Inc.	13,683	2,022	Occidental Petroleum Corporation	168,251
860	General Mills, Inc.	51,944	700	Peabody Energy Corporation	42,791
659	H.J. Heinz Company	31,013	400	Range Resources Corporation	26,552
304	Hershey Company	11,364	301	Rowan Companies, Inc.	11,736
660	Kellogg Company	33,772	2,830	Schlumberger, Ltd.	284,556
1,064	Kimberly-Clark Corporation	68,085	500	Smith International, Inc. *	38,255
3,712	Kraft Foods, Inc.	117,411	1,632	Spectra Energy Corporation	40,310
1,672	Kroger Company	45,562	302	Sunoco, Inc.	14,016
304	McCormick & Company, Inc.	11,488	400	Tesoro Petroleum Corporation	10,056
300	Molson Coors Brewing Company	16,452	809	Transocean, Inc. #	119,272
308	Pepsi Bottling Group, Inc.	10,383	1,200	Valero Energy Corporation	58,620
3,897	PepsiCo, Inc.	267,061	800	Weatherford International, Ltd. #	64,536
5,109	Philip Morris International, Inc. #	260,712	1,363	Williams Companies, Inc.	48,386
7,492	Procter & Gamble Company	502,339	1,166	XTO Energy, Inc.	72,129
404	Reynolds American, Inc.	21,755		Total Energy	4,137,297
961	Safeway, Inc.	30,368
1,722	Sara Lee Corporation	24,986	Financials (16.5%)
408	SUPERVALU, Inc.	13,516	757	ACE, Ltd.	45,640
1,368	SYSCO Corporation *	41,820	1,163	AFLAC, Inc. ‡	77,537
700	Tyson Foods, Inc.	12,460	1,370	Allstate Corporation	68,993
403	UST, Inc.	20,984	403	Ambac Financial Group, Inc.	1,866
2,429	Walgreen Company	84,651	400	American Capital Strategies, Ltd. *	12,700
5,682	Wal-Mart Stores, Inc.	329,442	2,788	American Express Company	133,880
300	Whole Foods Market, Inc.	9,792	6,127	American International Group, Inc. ‡	283,067
531	William Wrigley Jr. Company *	40,441	477	Ameriprise Financial, Inc.	22,653
	Total Consumer Staples	3,074,592	807	Aon Corporation	36,630
			264	Apartment Investment & Management
Energy (13.6%)				Company	9,763
1,140	Anadarko Petroleum Corporation	75,878	300	Assurant, Inc.	19,500
846	Apache Corporation	113,939	100	Avalonbay Communities, Inc.	9,975
808	Baker Hughes, Inc.	65,351	10,844	Bank of America Corporation	407,084
710	BJ Services Company	20,072	2,721	Bank of New York Mellon Corporation	118,445
600	Cameron International Corporation #	29,538	1,412	BB&T Corporation	48,417
1,100	Chesapeake Energy Corporation	56,870	352	Bear Stearns Companies, Inc.	3,777
5,114	Chevron Corporation	491,711	300	Boston Properties, Inc.	30,147
3,880	ConocoPhillips	334,262	869	Capital One Financial Corporation	46,057
400	CONSOL Energy, Inc.	32,384	500	CB Richard Ellis Group, Inc. #	11,560
1,112	Devon Energy Corporation	126,101	2,287	Charles Schwab Corporation *	49,399
1,775	El Paso Corporation	30,424	906	Chubb Corporation	47,991
300	ENSCO International, Inc.	19,119	450	Cincinnati Financial Corporation	16,155
606	EOG Resources, Inc.	79,071	700	CIT Group, Inc.	7,623
13,005	Exxon Mobil Corporation	1,210,370	12,660	Citigroup, Inc. ‡	319,918

The accompanying Notes to Financial Statements are an integral part of this schedule.
138

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value
Financials — continued			1,067	Prudential Financial, Inc.	$80,783
140	CME Group, Inc.	$64,043	300	Public Storage, Inc.	27,210
353	Comerica, Inc.	12,260	1,687	Regions Financial Corporation	36,979
1,606	Countrywide Financial Corporation *	9,283	252	SAFECO Corporation	16,818
300	Developers Diversified Realty		555	Simon Property Group, Inc.	55,422
	Corporation	12,885	1,262	SLM Corporation #	23,385
1,165	Discover Financial Services	21,215	850	Sovereign Bancorp, Inc.	6,350
800	E*TRADE Financial Corporation #	3,184	1,008	State Street Corporation	72,717
758	Equity Residential REIT	31,472	856	SunTrust Banks, Inc.	47,722
1,619	Federal Home Loan Mortgage Corporation	40,329	702	T. Rowe Price Group, Inc.	41,109
2,428	Federal National Mortgage Association	68,712	252	Torchmark Corporation	16,314
303	Federated Investors, Inc.	10,144	1,553	Travelers Companies, Inc.	78,271
1,207	Fifth Third Bancorp	25,866	4,169	U.S. Bancorp *	141,287
454	First Horizon National Corporation	4,903	857	UnumProvident Corporation	19,891
355	Franklin Resources, Inc.	33,778	300	Vornado Realty Trust	27,927
600	General Growth Properties, Inc. *	24,576	5,427	Wachovia Corporation *	158,197
1,100	Genworth Financial, Inc.	25,366	2,700	Washington Mutual, Inc. *	33,183
913	Goldman Sachs Group, Inc.	174,721	8,096	Wells Fargo & Company	240,856
756	Hartford Financial Services Group, Inc.	53,880	404	XL Capital, Ltd.	14,096
600	Health Care Property Investors, Inc.	21,420	152	Zions Bancorporation *	7,045
1,200	Host Marriott Corporation	20,640		Total Financials	5,046,471
1,300	Hudson City Bancorp, Inc.	24,869
726	Huntington Bancshares, Inc.	6,817	Health Care (11.0%)
200	IntercontinentalExchange, Inc. #	31,030	3,696	Abbott Laboratories ‡	194,964
8,278	J.P. Morgan Chase & Company	394,447	1,212	Aetna, Inc.	52,843
306	Janus Capital Group, Inc.	8,586	706	Allergan, Inc.	39,797
910	KeyCorp	21,958	404	AmerisourceBergen Corporation	16,382
600	Kimco Realty Corporation *	23,946	2,707	Amgen, Inc. #	113,342
300	Legg Mason, Inc.	18,084	354	Applera Corporation (Applied
1,310	Lehman Brothers Holdings, Inc.	57,954		Biosystems Group)	11,296
400	Leucadia National Corporation	20,488	200	Barr Pharmaceuticals, Inc. #	10,046
639	Lincoln National Corporation	34,357	1,569	Baxter International, Inc.	97,780
1,162	Loews Corporation	48,932	606	Becton, Dickinson and Company	54,176
200	M&T Bank Corporation	18,646	805	Biogen Idec, Inc. #	48,855
1,266	Marsh & McLennan Companies, Inc.	34,929	3,343	Boston Scientific Corporation #	44,562
505	Marshall & Ilsley Corporation	12,615	4,856	Bristol-Myers Squibb Company	106,686
529	MBIA, Inc.	5,502	302	C.R. Bard, Inc.	28,439
2,378	Merrill Lynch & Company, Inc.	118,496	837	Cardinal Health, Inc.	43,583
1,770	MetLife, Inc.	107,704	1,000	Celgene Corporation #	62,140
251	MGIC Investment Corporation	3,271	712	CIGNA Corporation	30,410
406	Moody’s Corporation	15,006	350	Coventry Health Care, Inc. #	15,656
2,631	Morgan Stanley	127,867	1,240	Covidien, Ltd.	57,896
1,916	National City Corporation *	12,071	2,383	Eli Lilly and Company	114,718
504	Northern Trust Corporation	37,351	600	Express Scripts, Inc. #	42,012
700	NYSE Euronext	46,270	812	Forest Laboratories, Inc. #	28,185
456	Plum Creek Timber Company, Inc.	18,623	606	Genzyme Corporation #	42,632
855	PNC Financial Services Group, Inc.	59,294	2,200	Gilead Sciences, Inc. #	113,872
660	Principal Financial Group, Inc.	35,416	409	Hospira, Inc. #	16,830
1,724	Progressive Corporation	31,360	354	Humana, Inc. #	16,918
600	ProLogis Trust	37,566	454	IMS Health, Inc.	11,236

The accompanying Notes to Financial Statements are an integral part of this schedule.
139

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value
Health Care — continued			202	Fluor Corporation	$30,880
6,935	Johnson & Johnson	$465,269	1,008	General Dynamics Corporation	91,143
673	King Pharmaceuticals, Inc. #	6,319	24,450	General Electric Company	799,515
300	Laboratory Corporation of America		301	Goodrich Corporation	20,513
	Holdings #	22,686	1,724	Honeywell International, Inc.	102,406
756	McKesson Corporation	39,403	1,014	Illinois Tool Works, Inc.	53,022
1,282	Medco Health Solutions, Inc. #	63,510	608	Ingersoll-Rand Company	26,983
2,834	Medtronic, Inc.	137,959	504	ITT Corporation *	32,256
5,217	Merck & Company, Inc.	198,455	300	Jacobs Engineering Group, Inc. #	25,899
150	Millipore Corporation #	10,515	300	L-3 Communications Holdings, Inc.	33,435
800	Mylan Laboratories, Inc. *	10,536	862	Lockheed Martin Corporation	91,406
400	Patterson Companies, Inc. #	13,680	300	Manitowoc Company, Inc.	11,346
252	PerkinElmer, Inc.	6,693	861	Masco Corporation	15,679
16,581	Pfizer, Inc.	333,444	301	Monster Worldwide, Inc. #	7,323
406	Quest Diagnostics, Inc.	20,373	810	Norfolk Southern Corporation	48,260
3,943	Schering-Plough Corporation	72,591	846	Northrop Grumman Corporation	62,240
912	St. Jude Medical, Inc. #	39,927	896	PACCAR, Inc.	42,399
508	Stryker Corporation	32,934	351	Pall Corporation	12,204
1,190	Tenet Healthcare Corporation #	7,616	328	Parker-Hannifin Corporation	26,191
1,054	Thermo Electron Corporation #	60,995	455	Pitney Bowes, Inc.	16,430
2,932	UnitedHealth Group, Inc.	95,671	300	Precision Castparts Corporation	35,268
300	Varian Medical Systems, Inc. #	14,064	501	R.R. Donnelley & Sons Company	15,351
254	Waters Corporation #	15,611	959	Raytheon Company	61,347
301	Watson Pharmaceuticals, Inc. #	9,343	405	Robert Half International, Inc.	9,598
1,370	WellPoint, Inc. #	68,158	454	Rockwell Automation, Inc. *	24,620
3,239	Wyeth	144,038	454	Rockwell Collins, Inc.	28,652
639	Zimmer Holdings, Inc. #	47,388	200	Ryder System, Inc.	13,694
	Total Health Care	3,352,434	1,795	Southwest Airlines Company	23,766
			300	Terex Corporation #	20,904
Industrials (11.4%)			604	Textron, Inc.	36,850
1,724	3M Company	132,576	456	Trane, Inc.	21,209
854	Allied Waste Industries, Inc. #	10,555	1,240	Tyco International, Ltd.	58,020
202	Avery Dennison Corporation	9,734	656	Union Pacific Corporation	95,245
1,874	Boeing Company	159,028	2,584	United Parcel Service, Inc.	187,107
658	Burlington Northern Santa Fe Corporation	67,478	2,422	United Technologies Corporation	175,522
500	C.H. Robinson Worldwide, Inc.	31,340	202	W.W. Grainger, Inc.	17,515
1,618	Caterpillar, Inc.	132,482	1,164	Waste Management, Inc.	42,020
205	Cintas Corporation	6,070		Total Industrials	3,491,367
504	Cooper Industries, Ltd.	21,365
908	CSX Corporation	57,159	Information Technology (15.5%)
500	Cummins, Inc.	31,325	1,360	Adobe Systems, Inc. #	50,714
604	Danaher Corporation *	47,124	1,307	Advanced Micro Devices, Inc. #*	7,790
1,110	Deere & Company	93,318	200	Affiliated Computer Services, Inc. #	10,594
554	Dover Corporation	27,406	851	Agilent Technologies, Inc. #	25,709
404	Eaton Corporation	35,487	300	Akamai Technologies, Inc. #*	10,731
1,922	Emerson Electric Company	100,444	759	Altera Corporation	16,152
303	Equifax, Inc.	11,596	610	Analog Devices, Inc.	19,648
500	Expeditors International of		2,120	Apple Computer, Inc. #	368,774
	Washington, Inc.	23,295	3,402	Applied Materials, Inc.	63,481
807	FedEx Corporation	77,367	504	Autodesk, Inc. #	19,152

The accompanying Notes to Financial Statements are an integral part of this schedule.
140

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value
Information Technology — continued			3,842	QUALCOMM, Inc.	$165,936
1,365	Automatic Data Processing, Inc.	$60,333	600	SanDisk Corporation #	16,254
507	BMC Software, Inc. #	17,623	1,999	Sun Microsystems, Inc. #	31,304
1,232	Broadcom Corporation #	31,983	2,036	Symantec Corporation #	35,060
965	CA, Inc.	21,365	960	Tellabs, Inc. #	4,954
194	CIENA Corporation #	6,559	502	Teradata Corporation #	10,688
14,514	Cisco Systems, Inc. #	372,139	454	Teradyne, Inc. #	6,034
403	Citrix Systems, Inc. #	13,198	3,298	Texas Instruments, Inc.	96,170
600	Cognizant Technology Solutions		500	Total System Services, Inc.	11,900
	Corporation #	19,350	1,240	Tyco Electronics, Ltd.	46,388
404	Computer Sciences Corporation #	17,610	657	Unisys Corporation #	2,733
659	Compuware Corporation #	4,969	400	VeriSign, Inc. #	14,420
404	Convergys Corporation #	6,351	1,865	Western Union Company	42,895
3,833	Corning, Inc.	102,379	2,271	Xerox Corporation	31,726
5,176	Dell, Inc. #	96,429	606	Xilinx, Inc.	15,011
2,632	eBay, Inc. #	82,355	3,228	Yahoo!, Inc. #	88,479
808	Electronic Arts, Inc. #	41,588		Total Information Technology	4,718,456
1,112	Electronic Data Systems Corporation	20,639
5,015	EMC Corporation #	77,231	Materials (3.4%)
500	Fidelity National Information		456	Air Products and Chemicals, Inc.	44,884
	Services, Inc.	18,030	1,986	Alcoa, Inc.	69,073
480	Fiserv, Inc. #	24,264	151	Allegheny Technologies, Inc.	10,393
600	Google, Inc. #	344,574	251	Ashland, Inc.	13,308
6,007	Hewlett-Packard Company	278,424	302	Ball Corporation	16,242
14,149	Intel Corporation	314,957	302	Bemis Company, Inc.	7,943
3,348	International Business Machines		2,318	Dow Chemical Company	93,068
	Corporation	404,104	2,129	E.I. du Pont de Nemours and Company	104,129
810	Intuit, Inc. #	21,846	201	Eastman Chemical Company	14,774
505	Jabil Circuit, Inc.	5,494	404	Ecolab, Inc.	18,568
630	JDS Uniphase Corporation #	9,015	939	Freeport-McMoRan Copper & Gold, Inc.	106,811
1,300	Juniper Networks, Inc. #	35,906	352	Hercules, Inc.	6,618
454	KLA-Tencor Corporation	19,831	301	International Flavors & Fragrances, Inc.	13,729
251	Lexmark International, Inc. #	7,879	919	International Paper Company	24,050
557	Linear Technology Corporation *	19,473	396	MeadWestvaco Corporation	10,415
1,708	LSI Corporation #	10,590	1,346	Monsanto Company	153,471
600	MEMC Electronic Materials, Inc.	37,782	1,160	Newmont Mining Corporation	51,284
600	Microchip Technology, Inc. *	22,050	604	Nucor Corporation	45,602
1,866	Micron Technology, Inc. #*	14,406	354	Pactiv Corporation #	8,422
19,525	Microsoft Corporation	556,853	304	PPG Industries, Inc.	18,656
367	Molex, Inc.	10,415	808	Praxair, Inc.	73,778
5,551	Motorola, Inc.	55,288	306	Rohm and Haas Company	16,356
608	National Semiconductor Corporation	12,397	402	Sealed Air Corporation	10,167
908	NETAPP, Inc. #	21,974	402	Sigma-Aldrich Corporation	22,922
909	Novell, Inc. #	5,709	300	Titanium Metals Corporation *	4,572
253	Novellus Systems, Inc. #	5,531	251	United States Steel Corporation	38,641
1,365	NVIDIA Corporation #	28,051	251	Vulcan Materials Company *	17,274
9,510	Oracle Corporation #	198,284	605	Weyerhaeuser Company	38,647
685	Paychex, Inc.	24,913		Total Materials	1,053,797
352	QLogic Corporation #	5,618

The accompanying Notes to Financial Statements are an integral part of this schedule.
141

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value
Telecommunications Services (3.3%)			3,064	Duke Energy Corporation	$56,102
900	American Tower Corporation #	$39,078	1,037	Dynegy, Inc. #*	8,939
14,758	AT&T, Inc. ‡	571,282	858	Edison International, Inc.	44,762
304	CenturyTel, Inc.	9,865	506	Entergy Corporation	58,119
807	Citizens Communications Company	8,651	1,564	Exelon Corporation	133,691
387	Embarq Corporation	16,088	758	FirstEnergy Corporation	57,335
3,536	Qwest Communications		906	FPL Group, Inc.	60,059
	International, Inc. *	18,246	323	Integrys Energy Group, Inc.	15,468
6,841	Sprint Nextel Corporation	54,660	250	Nicor, Inc.	8,780
6,974	Verizon Communications, Inc.	268,360	675	NiSource, Inc.	12,082
1,089	Windstream Corporation	12,785	500	Pepco Holdings, Inc.	12,455
	Total Telecommunications		860	PG&E Corporation	34,400
	Services	999,015	401	Pinnacle West Capital Corporation	13,610
			806	PPL Corporation	38,704
Utilities (3.5%)			682	Progress Energy, Inc.	28,637
1,464	AES Corporation #	25,415	1,212	Public Service Enterprise Group, Inc.	53,219
352	Allegheny Energy, Inc.	18,938	400	Questar Corporation	24,812
503	Ameren Corporation	22,816	659	Sempra Energy	37,346
929	American Electric Power Company, Inc.	41,461	1,870	Southern Company	69,620
806	CenterPoint Energy, Inc.	12,267	604	TECO Energy, Inc.	9,670
702	CMS Energy Corporation	10,235	1,114	Xcel Energy, Inc.	23,171
657	Consolidated Edison, Inc.	27,331		Total Utilities	1,081,531
503	Constellation Energy Group, Inc.	42,579
1,458	Dominion Resources, Inc.	63,263		Total Common Stock
403	DTE Energy Company	16,245		(cost $26,498,638)	29,524,410

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.7%)	Rate (+)	Date	Value
812,958	Thrivent Financial Securities Lending Trust	2.740%	N/A	$812,958
	Total Collateral Held for Securities Loaned
	(cost $812,958)			812,958

The accompanying Notes to Financial Statements are an integral part of this schedule.
142

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.3%)	Rate (+)	Date	Value
$100,000	Federal National Mortgage Association ‡	4.030%	5/16/2008	$99,833
914,136	Thrivent Money Market Fund	2.700	N/A	914,136
	Total Short-Term Investments (at amortized cost)			1,013,969
	Total Investments (cost $28,325,565) 102.7%			$31,351,337
	Other Assets and Liabilities, Net (2.7%)			(829,413)
	Total Net Assets 100.0%			$30,521,924

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Mini-Futures	15	June 2008	$991,898	$1,039,500	$47,602
Total Futures					$47,602

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2008, $99,833 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,519,425 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,665,602
Gross unrealized depreciation	(4,639,830)
Net unrealized appreciation (depreciation)	$3,025,772
Cost for federal income tax purposes	$28,325,565

The accompanying Notes to Financial Statements are an integral part of this schedule.
143

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (67.0%)	Value	Shares	Common Stock (67.0%)	Value
Consumer Discretionary (6.5%)			25,895	CVS/Caremark Corporation ~	$1,045,381
3,400	Abercrombie & Fitch Company ±	$252,654	7,100	Diageo plc ADR ‡	581,490
13,400	Advance Auto Parts, Inc. ±~	464,712	18,600	Elizabeth Arden, Inc. #‡	344,286
16,200	Bed Bath & Beyond, Inc. #±	526,500	14,550	Flowers Foods, Inc.	376,700
2,600	Black & Decker Corporation ±	170,638	14,800	General Mills, Inc.	893,920
14,500	Carnival Corporation ±	582,465	9,600	Hormel Foods Corporation	378,336
3,800	Centex Corporation	79,116	22,166	Kraft Foods, Inc.	701,111
47,600	Coldwater Creek, Inc. #*	254,184	29,500	Kroger Company	803,875
8,400	D.R. Horton, Inc. ‡	130,116	8,300	Loews Corporation - Carolina Group	545,061
29,800	DIRECTV Group, Inc. #‡	734,272	10,400	Longs Drug Stores Corporation *	416,624
8,400	Focus Media Holding, Ltd. ADR #*	309,876	18,700	Pepsi Bottling Group, Inc.	630,377
17,900	Fossil, Inc. #	640,641	25,300	PepsiCo, Inc. ‡	1,733,809
7,800	Genesco, Inc. #	172,848	21,500	Philip Morris International, Inc. #	1,097,145
11,000	Gymboree Corporation #	475,420	33,512	Procter & Gamble Company ‡	2,246,980
18,900	Harley-Davidson, Inc. *	722,925	14,681	Reckitt Benckiser Group plc	853,159
2,400	Harman International Industries, Inc.	98,088	11,500	Smithfield Foods, Inc. #	329,820
25,100	Hasbro, Inc.	892,556	24,800	Wal-Mart Stores, Inc.	1,437,904
41,300	Hot Topic, Inc. #	219,303	9,900	William Wrigley Jr. Company *	753,984
17,000	International Game Technology	590,580		Total Consumer Staples	18,874,860
20,900	Johnson Controls, Inc.	736,934
16,900	Kohl’s Corporation #*	825,565	Energy (9.2%)
3,400	Las Vegas Sands Corporation #*	259,148	21,900	Devon Energy Corporation ‡	2,483,460
40,600	Leapfrog Enterprises, Inc. #*	337,386	32,900	Dril-Quip, Inc. #‡	1,880,564
4,100	Lennar Corporation *	75,522	33,186	Exxon Mobil Corporation ±~	3,088,621
13,500	Liberty Global, Inc.	477,765	56,500	Halliburton Company	2,593,915
27,000	McDonald’s Corporation	1,608,660	39,300	Noble Corporation	2,211,804
7,700	McGraw-Hill Companies, Inc.	315,623	25,900	Occidental Petroleum Corporation ‡	2,155,139
2,000	Mohawk Industries, Inc. #*	152,380	780	Patriot Coal Corporation #	51,519
5,400	Newell Rubbermaid, Inc.	110,862	7,600	Peabody Energy Corporation	464,588
67,500	News Corporation ‡	1,208,250	81,100	Petrohawk Energy Corporation #‡	1,917,204
15,700	Nordstrom, Inc. *	553,582	19,900	Petroleo Brasileiro SA ADR	2,416,258
49,100	Pier 1 Imports, Inc. *	382,980	19,900	Petroleum Development Corporation #±	1,497,077
6,200	Pulte Homes, Inc.	80,848	46,051	Sunoco, Inc. *	2,137,227
24,000	Ross Stores, Inc.	803,760	22,700	Total SA ADR *	1,906,800
6,300	Target Corporation	334,719	38,500	Willbros Group, Inc. *	1,389,465
26,700	TJX Companies, Inc.	860,274		Total Energy	26,193,641
13,000	Tween Brands, Inc. #*	247,000
27,100	Viacom, Inc. #	1,041,724	Financials (10.6%)
17,000	Yum! Brands, Inc.	691,560	6,700	Affiliated Managers Group, Inc. #*	665,578
	Total Consumer Discretionary	18,421,436	18,600	AFLAC, Inc. ‡	1,240,062
			13,000	Allstate Corporation ±	654,680
Consumer Staples (6.6%)			2,200	AMB Property Corporation ‡	127,050
10,200	Alberto-Culver Company ~	256,734	23,200	American Express Company ~	1,114,064
21,500	Altria Group, Inc. ‡	430,000	35,062	American International Group, Inc. ±	1,619,864
14,700	Avon Products, Inc. ‡	573,594	8,100	Ameriprise Financial, Inc.	384,669
9,100	Cadbury Schweppes plc ADR ~	419,510	2,401	Apartment Investment &
27,600	Coca-Cola Company ‡	1,624,812		Management Company	88,789
21,800	Constellation Brands, Inc. #~	400,248	13,200	Axis Capital Holdings, Ltd.	447,612

The accompanying Notes to Financial Statements are an integral part of this schedule.
144

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (67.0%)	Value	Shares	Common Stock (67.0%)	Value

Financials — continued			3,000	Simon Property Group, Inc. *	$299,580
31,100	Bank of America Corporation ±~	$1,167,494	100	Sovran Self Storage, Inc.	4,470
16,600	Bank of New York Mellon Corporation ~	722,598	27,900	U.S. Bancorp *‡	945,531
2,363	CapitalSource, Inc. *	33,200	3,800	UDR, Inc.	96,064
32,400	Center Financial Corporation ~	337,284	18,200	United Community Banks, Inc. *	249,886
14,000	Chubb Corporation ‡	741,580	11,900	Wachovia Corporation	346,885
10,300	Citigroup, Inc. ±	260,281	2,300	Weingarten Realty Investors	84,847
900	CME Group, Inc. ±	411,705	32,500	Wells Fargo & Company	966,875
31,900	Colonial BancGroup, Inc. *	259,666	8,900	Zions Bancorporation *	412,515
8,775	Commerce Bancshares, Inc. ~	381,712		Total Financials	30,161,607
9,800	Cullen/Frost Bankers, Inc. ~	547,036
1,800	Developers Diversified Realty		Health Care (8.5%)
	Corporation	77,310	9,800	Aetna, Inc. ±	427,280
27,600	East West Bancorp, Inc. *	393,024	533	Amedisys, Inc. #*	27,609
12,000	Endurance Specialty Holdings, Ltd.	445,560	3,400	AmerisourceBergen Corporation ~	137,870
300	Entertainment Properties Trust	16,008	19,100	Beckman Coulter, Inc. ±	1,304,530
3,700	Equity Residential REIT	153,624	25,400	BioMarin Pharmaceutical, Inc. #*	926,084
1,300	Essex Property Trust, Inc.	154,700	14,800	C.R. Bard, Inc. ±	1,393,716
8,800	Federal Home Loan Mortgage Corporation	219,208	6,000	Cardinal Health, Inc. ~	312,420
8,100	Federal National Mortgage Association	229,230	13,700	Cephalon, Inc. #*	855,017
7,400	Franklin Resources, Inc.	704,110	7,200	CIGNA Corporation ~	307,512
7,300	Goldman Sachs Group, Inc.	1,397,001	38,800	Conceptus, Inc. #*	699,176
677	Gramercy Capital Corporation	12,863	1,400	Covance, Inc. #‡	117,306
4,100	Hartford Financial Services Group, Inc.	292,207	5,700	Coventry Health Care, Inc. #~	254,961
13,500	HCC Insurance Holdings, Inc.	333,180	21,700	Dentsply International, Inc. ‡	843,479
3,300	Hospitality Properties Trust	106,029	100,300	Dexcom, Inc. #*	772,310
64,900	J.P. Morgan Chase & Company	3,092,485	7,700	Express Scripts, Inc. #~	539,154
400	Kilroy Realty Corporation	20,928	20,900	Gilead Sciences, Inc. #‡	1,081,784
1	Lincoln National Corporation	52	44,900	Hansen Medical, Inc. #*	783,505
2,300	Mack-Cali Realty Corporation	89,746	2,000	Health Net, Inc. #	58,580
22,500	Marshall & Ilsley Corporation	562,050	1,700	Henry Schein, Inc. #	94,129
15,300	Merrill Lynch & Company, Inc.	762,399	31,700	Hospira, Inc. #	1,304,455
35,700	MGIC Investment Corporation *	465,171	3,100	Humana, Inc. #	148,149
18,400	Morgan Stanley	894,240	10,500	ImClone Systems, Inc. #	489,825
62,300	New York Community Bancorp, Inc. *	1,163,141	7,700	IMS Health, Inc.	190,575
29,000	NewAlliance Bancshares, Inc.	390,340	2,300	Laboratory Corporation of America
9,500	Northern Trust Corporation	704,045		Holdings #	173,926
6,800	Nymex Holdings, Inc.	629,680	38,900	Masimo Corporation #	1,133,935
100	Parkway Properties, Inc.	3,966	5,000	McKesson Corporation ±	260,600
2,400	Plum Creek Timber Company, Inc.	98,016	10,156	Medco Health Solutions, Inc. #	503,128
64,800	PMI Group, Inc. *	364,824	3,600	Millipore Corporation #	252,360
5,300	PNC Financial Services Group, Inc.	367,555	62,100	Mylan Laboratories, Inc. *	817,857
6,500	Portfolio Recovery Associates, Inc. *	286,065	22,200	NuVasive, Inc. #*	846,930
2,700	ProLogis Trust	169,047	2,100	Omnicare, Inc.	42,735
7,600	Prudential Financial, Inc.	575,396	2,300	Patterson Companies, Inc. #±	78,660
2,940	Public Storage, Inc. *	266,658	283	PharMerica Corporation #*	4,819
2,400	Rayonier, Inc. REIT	100,872	100	Psychiatric Solutions, Inc. #*	3,471
9,300	Security Capital Assurance, Ltd. *	9,300

The accompanying Notes to Financial Statements are an integral part of this schedule.
145

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (67.0%)	Value	Shares	Common Stock (67.0%)	Value

Health Care — continued			Information Technology (10.3%)
2,700	Quest Diagnostics, Inc. *	$135,486	14,500	Accenture, Ltd.	$544,475
67,300	SenoRx, Inc. #	491,290	22,700	Apple Computer, Inc. #±~	3,948,665
21,900	Shire Pharmaceuticals Group plc ADR *	1,203,186	29,600	Applied Materials, Inc. ‡	552,336
19,600	STERIS Corporation	543,116	19,400	Automatic Data Processing, Inc. ‡	857,480
8,400	Thermo Electron Corporation #	486,108	11,200	Avnet, Inc. #±	293,328
9,500	United Therapeutics Corporation #*	802,750	31,700	BMC Software, Inc. #±	1,101,892
15,940	UnitedHealth Group, Inc.	520,122	75,800	Cisco Systems, Inc. #±	1,943,512
47,300	Vertex Pharmaceuticals, Inc. #*	1,207,096	101,200	Commvault Systems, Inc. #*±~	1,244,760
10,700	WellPoint, Inc. #	532,325	173,800	Compuware Corporation #±	1,310,452
13,600	Zimmer Holdings, Inc. #	1,008,576	25,100	Corning, Inc. ‡	670,421
	Total Health Care	24,117,902	50,800	EMC Corporation #‡	782,320
			14,400	F5 Networks, Inc. #	325,872
Industrials (8.4%)			15,500	FormFactor, Inc. #	298,685
14,400	3M Company	1,107,360	16,100	Foundry Networks, Inc.	204,953
250	Allegiant Travel Company #	6,812	2,670	Google, Inc. #	1,533,354
22,800	American Commercial Lines, Inc. #*	360,696	10,300	Ingram Micro, Inc. #	175,203
19,800	American Reprographics Company #*	314,226	73,700	Integrated Device Technology, Inc. #	787,853
15,800	BE Aerospace, Inc. #‡	637,688	99,500	Intel Corporation ±	2,214,870
10,000	C.H. Robinson Worldwide, Inc. ‡	626,800	35,200	Intersil Corporation	940,544
6,200	Canadian National Railway Company ~	324,818	42,600	Ixia #	302,034
16,600	Danaher Corporation *‡	1,295,132	13,100	Juniper Networks, Inc. #*	361,822
11,200	Eaton Corporation ±	983,808	51,200	Microsoft Corporation	1,460,224
16,000	Emerson Electric Company ‡	836,160	16,600	NETAPP, Inc. #*	401,720
26,600	Federal Signal Corporation	369,208	23,000	Nokia Oyj ADR ±	691,610
9,700	Foster Wheeler, Ltd. #	617,793	32,650	NVIDIA Corporation #	670,958
15,100	FTI Consulting, Inc. #*	966,400	20,000	ON Semiconductor Corporation #*	149,400
56,000	General Electric Company	1,831,200	15,900	Paychex, Inc.	578,283
15,700	Hub Group, Inc. #	513,233	144,400	Powerwave Technologies, Inc. #*	394,212
47,900	Interline Brands, Inc. #	926,865	16,100	QUALCOMM, Inc.	695,359
12,400	JA Solar Holdings Company, Ltd. ADR #	297,724	82,900	Quest Software, Inc.	1,104,228
25,200	JB Hunt Transport Services, Inc. *	856,044	3,500	Research in Motion, Ltd. #	425,705
13,500	Kaydon Corporation *	706,995	51,300	Tellabs, Inc. #	264,708
14,200	Kirby Corporation #	778,728	35,600	Texas Instruments, Inc.	1,038,096
17,700	Manitowoc Company, Inc.	669,414	107,100	TIBCO Software, Inc. #*	821,457
5,800	Manpower, Inc.	389,354	2,477	Verigy, Ltd. #	52,933
20,600	Oshkosh Truck Corporation *	836,360	8,100	Zebra Technologies Corporation #	297,675
44,200	Pall Corporation	1,536,834		Total Information Technology	29,441,399
24,700	Pentair, Inc.	909,701
11,600	Precision Castparts Corporation	1,363,696	Materials (2.8%)
10,700	Rockwell Collins, Inc.	675,277	9,900	Air Products and Chemicals, Inc. ±	974,457
26,400	Roper Industries, Inc. *	1,639,968	375	Arkema ADR #	21,506
11,600	Shaw Group, Inc. #	573,272	16,000	Dow Chemical Company ±	642,400
26,700	Waste Management, Inc.	963,870	15,200	E.I. du Pont de Nemours and Company ‡	743,432
	Total Industrials	23,915,436	8,700	FMC Corporation ±	546,186
			15,300	Freeport-McMoRan Copper
				& Gold, Inc. ‡	1,740,375
			8,900	Lubrizol Corporation	519,048

The accompanying Notes to Financial Statements are an integral part of this schedule.
146

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Common Stock (67.0%)	Value	Shares	Common Stock (67.0%)	Value

Materials — continued			4,000	Constellation Energy Group, Inc. ~	$338,600
21,800	Pactiv Corporation #	$518,622	15,000	Dominion Resources, Inc. ‡	650,850
15,500	Praxair, Inc.	1,415,305	3,900	DTE Energy Company ‡	157,209
15,900	Silgan Holdings, Inc.	847,152	20,216	Duke Energy Corporation ‡	370,155
	Total Materials	7,968,483	7,000	Edison International, Inc. ‡	365,190
			4,600	Entergy Corporation ‡	528,356
Telecommunications Services (1.5%)			14,000	Exelon Corporation ~	1,196,720
59,400	AT&T, Inc. ±~	2,299,374	7,100	FirstEnergy Corporation ~	537,044
10,000	Embarq Corporation	415,700	7,200	PG&E Corporation	288,000
12,100	NII Holdings, Inc. #	553,454	7,700	PPL Corporation	369,754
50,100	Sprint Nextel Corporation	400,299	5,700	Progress Energy, Inc.	239,343
17,600	Verizon Communications, Inc.	677,248	11,200	Public Service Enterprise Group, Inc.	491,792
	Total Telecommunications		4,200	Questar Corporation	260,526
	Services	4,346,075	5,700	Sempra Energy	323,019
			2,500	Wisconsin Energy Corporation	118,650
Utilities (2.6%)			8,700	Xcel Energy, Inc. ±	180,960
12,600	AES Corporation #~	218,736		Total Utilities	7,438,483
4,400	Ameren Corporation ~	199,584
8,500	American Electric Power Company, Inc. ±	379,355		Total Common Stock
5,400	Consolidated Edison, Inc. ~	224,640		(cost $171,779,003)	190,879,322

Shares	Preferred Stock/Equity Linked Securities (0.2%)				Value
5,025	Allegro Investment Corporation SA TGT, Convertible ~¿≤				$260,396
15,771	Credit Suisse New York, NY ±				409,257
	Total Preferred Stock/Equity Linked Securities
	(cost $670,001)				669,653

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (37.7%)	Rate	Date	Value
Asset-Backed Securities (5.3%)
$1,000,000	Americredit Automobile Receivables Trust ±†«	2.821%	5/6/2008	$962,276
212,640	Bear Stearns Asset-Backed Securities, Inc. ±†	3.135	5/25/2008	212,188
553,576	Bear Stearns Mortgage Funding Trust †~	3.035	5/25/2008	153,617
1,000,000	Chase Funding Issuance Trust ‡	4.960	9/17/2012	1,015,137
750,000	Citibank Credit Card Issuance Trust ‡	5.650	9/20/2019	740,382
932,337	Countrywide Asset-Backed Certificates ±«	5.549	4/25/2036	908,672
1,000,000	Discover Card Master Trust ±	5.650	3/16/2020	966,628
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †‡	3.005	5/25/2008	969,971
746,114	First Horizon ABS Trust †~«	3.025	5/25/2008	595,332
1,000,000	Ford Credit Floor Plan Master Owner Trust ±†	2.896	5/15/2008	967,042
985,721	GMAC Mortgage Corporation Loan Trust †«	2.965	5/25/2008	788,084
1,076,419	GMAC Mortgage Corporation Loan Trust †‡«	3.075	5/25/2008	1,076,419
488,583	Green Tree Financial Corporation	6.330	11/1/2029	489,121
700,000	Merna Re, Ltd. †≤	4.446	6/30/2008	658,770
138,263	National Collegiate Student Loan Trust †	2.955	5/25/2008	137,849
140,535	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	137,614

The accompanying Notes to Financial Statements are an integral part of this schedule.
147

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (37.7%)	Rate	Date	Value
Asset-Backed Securities — continued
$1,500,000	Renaissance Home Equity Loan Trust ‡	5.608%	5/25/2036	$1,454,718
308,546	Residential Asset Securities Corporation	4.160	7/25/2030	308,217
626,893	Residential Funding Mortgage Securities II †«	3.025	5/25/2008	597,692
177,230	SLM Student Loan Trust †	2.930	7/25/2008	176,662
1,000,000	Textron Financial Floorplan Master Note Trust †≤«	2.837	5/13/2008	999,903
855,632	Wachovia Asset Securitization, Inc. †≤	3.035	5/25/2008	740,527
	Total Asset-Backed Securities			15,056,821

Basic Materials (0.3%)
300,000	Alcan, Inc. ~	5.000	6/1/2015	290,158
500,000	Precision Castparts Corporation ±	5.600	12/15/2013	488,954
	Total Basic Materials			779,112

Capital Goods (0.8%)
135,000	Caterpillar Financial Services Corporation ±	5.850	9/1/2017	140,823
275,000	Goodrich Corporation	6.290	7/1/2016	289,837
225,000	Honeywell International, Inc.	5.300	3/1/2018	229,121
500,000	John Deere Capital Corporation ~	5.350	1/17/2012	515,518
120,000	Lockheed Martin Corporation	6.150	9/1/2036	122,590
750,000	Oakmont Asset Trust ≤	4.514	12/22/2008	754,184
350,000	United Technologies Corporation	4.875	5/1/2015	352,767
	Total Capital Goods			2,404,840

Collateralized Mortgage Obligations (1.8%)
1,160,335	Banc of America Mortgage Securities, Inc. ‡	4.806	9/25/2035	1,114,148
719,197	HomeBanc Mortgage Trust	5.982	4/25/2037	595,818
717,338	J.P. Morgan Alternative Loan Trust	5.797	3/25/2036	589,686
1,028,053	Merrill Lynch Mortgage Investors, Inc.	4.875	6/25/2035	995,081
713,615	Thornburg Mortgage Securities Trust †	2.985	5/25/2008	705,817
705,656	Thornburg Mortgage Securities Trust †	3.005	5/25/2008	669,618
407,598	Zuni Mortgage Loan Trust †	3.025	5/25/2008	387,091
	Total Collateralized Mortgage Obligations			5,057,259

Commercial Mortgage-Backed Securities (5.9%)
564,595	Banc of America Commercial Mortgage, Inc. ±	4.037	11/10/2039	561,743
1,500,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	2.866	5/15/2008	1,391,349
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	4.487	2/11/2041	983,321
500,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	5.835	9/11/2042	460,106
31,861	Citigroup Commercial Mortgage Trust †≤	2.786	5/15/2008	29,780
30,022	Commercial Mortgage Pass-Through Certificates †≤	2.816	5/15/2008	29,143
1,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.846	5/15/2008	947,340
1,500,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.896	5/15/2008	1,400,859
1,500,000	Credit Suisse Mortgage Capital Certificates †~≤	2.886	5/15/2008	1,429,755
1,500,000	Crown Castle International Corporation ±≤	5.245	11/15/2036	1,466,955
910,759	First Union National Bank Commercial Mortgage Trust ~	7.390	12/15/2031	940,033
1,250,000	Greenwich Capital Commercial Funding Corporation ‡	5.867	8/10/2017	1,154,381
1,000,000	GS Mortgage Securities Corporation II †‡	2.871	5/6/2008	926,438
875,000	J.P. Morgan Chase Commercial Mortgage Securities	5.882	7/15/2017	872,834

The accompanying Notes to Financial Statements are an integral part of this schedule.
148

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (37.7%)	Rate	Date	Value
Commercial Mortgage-Backed Securities — continued
$354,953	LB-UBS Commercial Mortgage Trust	3.086%	5/15/2027	$354,445
1,000,000	Merrill Lynch Mortgage Trust	5.266	1/12/2044	968,927
595,559	Morgan Stanley Capital I, Inc. ±	6.210	11/15/2031	596,374
1,000,000	TIAA Real Estate CDO, Ltd.	5.815	8/15/2039	1,002,085
875,000	Wachovia Bank Commercial Mortgage Trust	5.765	7/15/2045	874,446
456,257	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	448,743
	Total Commercial Mortgage-Backed Securities			16,839,057

Communications Services (0.8%)
125,000	AT&T, Inc. ~	6.500	9/1/2037	127,282
150,000	British Telecom plc ±	9.125	12/15/2030	192,436
330,000	Comcast Corporation ±	6.500	1/15/2015	344,282
140,000	New Cingular Wireless Services, Inc. ‡	8.750	3/1/2031	172,322
125,000	News America, Inc.	6.400	12/15/2035	125,090
220,000	Rogers Cable, Inc.	5.500	3/15/2014	215,558
280,000	Rogers Cable, Inc.	6.750	3/15/2015	287,202
40,000	Rogers Cable, Inc.	8.750	5/1/2032	41,262
225,000	Sprint Capital Corporation	6.900	5/1/2019	185,625
350,000	Telecom Italia Capital SA	5.250	11/15/2013	335,576
245,000	Verizon Communications, Inc.	5.550	2/15/2016	247,116
	Total Communications Services			2,273,751

Consumer Cyclical (0.6%)
375,000	Ford Motor Credit Company	6.625	6/16/2008	372,221
350,000	Ford Motor Credit Company	7.375	10/28/2009	336,920
150,000	McDonald’s Corporation	6.300	3/1/2038	154,711
250,000	Nissan Motor Acceptance Corporation	4.625	3/8/2010	250,826
315,000	Nissan Motor Acceptance Corporation ≤	5.625	3/14/2011	315,550
230,000	Walmart Stores, Inc.	5.875	4/5/2027	230,920
	Total Consumer Cyclical			1,661,148

Consumer Non-Cyclical (0.9%)
400,000	Abbott Laboratories ‡	5.150	11/30/2012	415,129
170,000	Archer-Daniels-Midland Company ~	6.450	1/15/2038	176,176
230,000	Baxter International, Inc. ±	5.900	9/1/2016	240,587
250,000	Johnson & Johnson Company	5.950	8/15/2037	269,314
200,000	Kroger Company	6.400	8/15/2017	212,773
375,000	PepsiCo, Inc.	4.650	2/15/2013	382,827
300,000	Schering-Plough Corporation ‡	6.000	9/15/2017	302,946
200,000	Tesco plc ≤	5.500	11/15/2017	201,456
150,000	United Health Group	6.500	6/15/2037	138,800
250,000	Wyeth ±	6.950	3/15/2011	267,384
100,000	Wyeth	5.950	4/1/2037	99,040
	Total Consumer Non-Cyclical			2,706,432

The accompanying Notes to Financial Statements are an integral part of this schedule.
149

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (37.7%)	Rate	Date	Value
Energy (0.4%)
$265,000	Nexen, Inc.	5.650%	5/15/2017	$261,117
300,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ≤	5.298	9/30/2020	277,665
125,000	Ras Laffan Liquefied Natural Gas Company, Ltd. III ≤	5.832	9/30/2016	119,655
220,000	Transocean, Inc.	6.000	3/15/2018	227,575
200,000	XTO Energy, Inc.	5.500	6/15/2018	198,482
	Total Energy			1,084,494

Financials (4.9%)
225,000	Ace INA Holdings, Inc. ±	5.800	3/15/2018	226,768
200,000	American Express Company ~	7.000	3/19/2018	215,134
25,000	BAC Capital Trust XI	6.625	5/23/2036	24,359
25,000	Bank of America Corporation	5.650	5/1/2018	25,047
600,000	Bank of America Corporation	8.125	5/15/2018	613,188
225,000	Bear Stearns Companies, Inc. ±	6.950	8/10/2012	235,976
200,000	Bear Stearns Companies, Inc. ~	6.400	10/2/2017	206,343
350,000	Capmark Financial Group, Inc. ≤	5.875	5/10/2012	290,796
100,000	Capmark Financial Group, Inc. ≤	6.300	5/10/2017	72,758
325,000	CIT Group, Inc. ~	7.625	11/30/2012	303,158
225,000	Citigroup, Inc. ±	5.000	9/15/2014	214,439
375,000	Corestates Capital Trust I ±≤	8.000	12/15/2026	386,695
400,000	Countrywide Financial Corporation, Convertible ±†≤	Zero Coupon	7/15/2008	370,000
200,000	General Electric Capital Corporation ~	5.720	8/22/2011	201,714
555,000	General Electric Capital Corporation ‡	4.375	3/3/2012	552,262
120,000	General Electric Capital Corporation	5.625	9/15/2017	122,263
250,000	General Motors Acceptance Corporation, LLC	6.000	12/15/2011	198,116
450,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	443,604
150,000	Goldman Sachs Group, Inc.	6.750	10/1/2037	146,985
500,000	Goldman Sachs Group, Inc., Convertible	1.000	1/31/2015	494,440
400,000	Goldman Sachs Group, Inc., Convertible §	1.000	5/7/2015	394,000
165,000	HSBC Holdings plc	6.500	5/2/2036	162,284
390,000	International Lease Finance Corporation	5.750	6/15/2011	388,908
300,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	304,126
500,000	KeyCorp ±	4.700	5/21/2009	499,106
500,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	487,536
120,000	Lehman Brothers Holdings, Inc.	6.875	7/17/2037	111,251
200,000	Liberty Property, LP	5.500	12/15/2016	177,719
250,000	Lincoln National Corporation	7.000	5/17/2016	230,369
325,000	Merrill Lynch & Company, Inc.	5.450	2/5/2013	316,206
215,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	194,320
210,000	Morgan Stanley	6.250	8/9/2026	200,082
500,000	Morgan Stanley, Convertible	1.000	1/28/2015	503,775
375,000	Nationwide Health Properties, Inc.	6.250	2/1/2013	372,873
525,000	ProLogis ±	5.500	4/1/2012	513,278
225,000	Prudential Financial, Inc.	6.100	6/15/2017	228,317
100,000	Prudential Financial, Inc.	5.700	12/14/2036	89,422
300,000	Reinsurance Group of America, Inc.	5.625	3/15/2017	262,177

The accompanying Notes to Financial Statements are an integral part of this schedule.
150

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (37.7%)	Rate	Date	Value
Financials — continued
$350,000	Royal Bank of Scotland Group plc ≤	6.990%	10/5/2017	$321,253
200,000	Santander Perpetual SA Unipersonal ≤	6.671	10/24/2017	190,044
275,000	Simon Property Group, LP	5.375	6/1/2011	274,760
275,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	249,536
105,000	Travelers Companies, Inc.	6.250	6/15/2037	102,788
285,000	Wachovia Bank NA	4.875	2/1/2015	274,340
495,000	Wachovia Capital Trust III	5.800	3/15/2011	393,525
55,000	Washington Mutual Preferred Funding ≤	6.665	12/1/2020	35,200
600,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	372,000
225,000	WEA Finance, LLC ≤	7.125	4/15/2018	232,822
225,000	Wells Fargo & Company	4.375	1/31/2013	222,579
200,000	Wells Fargo & Company	5.625	12/11/2017	206,149
220,000	Willis North America, Inc.	6.200	3/28/2017	214,707
	Total Financials			13,869,497

Foreign (0.2%)
500,000	Corporacion Andina de Fomento ‡	5.750	1/12/2017	483,028
	Total Foreign			483,028

Mortgage-Backed Securities (11.3%)
4,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	6/1/2037	4,011,248
13,725,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	5/1/2038	13,797,915
7,875,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	5/1/2038	8,049,730
6,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	5/1/2038	6,208,128
	Total Mortgage-Backed Securities			32,067,021

Technology (0.2%)
500,000	International Business Machines Corporation	5.700	9/14/2017	520,936
	Total Technology			520,936

Transportation (0.8%)
175,000	Burlington Northern Santa Fe Corporation ±	7.000	12/15/2025	184,270
350,000	Continental Airlines, Inc. ±	5.983	4/19/2022	304,938
450,000	Delta Air Lines, Inc. ~	7.111	9/18/2011	439,875
344,257	FedEx Corporation	6.720	1/15/2022	350,432
614,173	Southwest Airlines Company	6.150	8/1/2022	590,810
450,000	Union Pacific Corporation ‡	6.125	1/15/2012	467,211
	Total Transportation			2,337,536

The accompanying Notes to Financial Statements are an integral part of this schedule.
151

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (37.7%)	Rate	Date	Value
U.S. Government (2.6%)
$1,000,000	Federal Home Loan Bank Discount Notes *	4.625%	10/10/2012	$1,046,428
750,000	Federal Home Loan Mortgage Corporation *	5.000	12/14/2018	727,581
210,000	U.S. Treasury Bonds *	4.750	2/15/2037	218,810
175,000	U.S. Treasury Bonds *	5.000	5/15/2037	189,656
250,000	U.S. Treasury Notes	2.125	4/30/2010	249,277
150,000	U.S. Treasury Notes *	2.750	2/28/2013	148,078
425,000	U.S. Treasury Notes *	2.500	3/31/2013	414,707
450,000	U.S. Treasury Notes *	4.250	8/15/2013	475,629
515,000	U.S. Treasury Notes	4.125	5/15/2015	538,457
3,368,850	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	3,553,086
	Total U.S. Government			7,561,709

Utilities (0.9%)
300,000	CenterPoint Energy Resources Corporation ‡	6.125	11/1/2017	302,012
245,000	Cleveland Electric Illuminating Company ±	5.700	4/1/2017	234,903
220,000	Commonwealth Edison Company ±	5.400	12/15/2011	222,572
300,000	Exelon Corporation ~	6.750	5/1/2011	312,549
225,000	ITC Holdings Corporation ≤	6.050	1/31/2018	219,157
225,000	MidAmerican Energy Holdings Company	6.500	9/15/2037	236,220
421,314	Power Receivables Finance, LLC ≤	6.290	1/1/2012	434,219
230,000	PSI Energy, Inc. ±	5.000	9/15/2013	226,380
350,000	Union Electric Company	6.400	6/15/2017	358,185
145,000	Virginia Electric and Power Company	6.000	1/15/2036	141,525
	Total Utilities			2,687,722
	Total Long-Term Fixed Income (cost $109,817,799)			107,390,363

		Strike	Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value
150	Call on U.S. Treasury Bond Futures	$116.50	5/23/2008	$84,375
55	Call on U.S. Treasury Bond Futures	118.50	5/23/2008	6,875
	Total Options Purchased (cost $437,021)			91,250

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.4%)	Rate (+)	Date	Value
38,199,887	Thrivent Financial Securities Lending Trust	2.740%	N/A	$38,199,887
	Total Collateral Held for Securities Loaned
	(cost $38,199,887)			38,199,887

The accompanying Notes to Financial Statements are an integral part of this schedule.
152

Balanced Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.3%)	Rate (+)	Date	Value
$200,000	Federal Home Loans Bank Discount Notes ‡	2.020%	5/16/2008	$199,832
17,829,525	Thrivent Money Market Fund	2.700	N/A	17,829,525
	Total Short-Term Investments (at amortized cost)			18,029,357
	Total Investments (cost $338,933,068) 124.6%			$355,259,832
	Other Assets and Liabilities, Net (24.6%)			(70,148,752)
	Total Net Assets 100.0%			$285,111,080

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(80)	June 2008	($9,086,631)	($8,958,750)	$127,881
10-Yr. U.S. Treasury Bond Futures	(135)	June 2008	(15,810,573)	(15,634,688)	175,885
20-Yr. U.S. Treasury Bond Futures	40	June 2008	4,658,247	4,675,625	17,378
EURO Foreign Exchange Currency	(3)	June 2008	(579,491)	(585,337)	(5,846)
Futures
Total Futures					$315,298

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2008, $199,832 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $48,418,365 of investments were earmarked as collateral to cover open financial futures contracts .

~ All or a portion of the security was earmarked as collateral to cover options.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

« All or a portion of the security is insured or guaranteed.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2008 the value of these investments was $13,395,111 or 4.7% of total net assets.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,616,745
Gross unrealized depreciation	(17,289,981)
Net unrealized appreciation (depreciation)	$16,326,764
Cost for federal income tax purposes	$338,933,068

The accompanying Notes to Financial Statements are an integral part of this schedule.
153

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)
Principal		Interest	Maturity
Amount	Bank Loans (1.9%) !!	Rate	Date	Value
Consumer Cyclical (0.3%)
$2,125,000	Ford Motor Company, Term Loan ≠	5.863%	12/15/2013	$1,951,451
	Total Consumer Cyclical			1,951,451

Consumer Non-Cyclical (0.4%)
124,501	CHS/Community Health Systems, Inc., Term Loan §≠	3.863	7/25/2014	119,080
2,434,358	CHS/Community Health Systems, Inc., Term Loan	5.335	7/25/2014	2,329,875
	Total Consumer Non-Cyclical			2,448,955

Technology (0.4%)
528,026	Flextronics Semiconductor, Ltd., Term Loan §	4.963	10/1/2012	496,344
1,837,530	Flextronics Semiconductor, Ltd., Term Loan	4.947	10/1/2014	1,662,965
	Total Technology			2,159,309

Utilities (0.8%)
4,925,250	Energy Future Holdings, Term Loan	6.579	10/10/2014	4,718,734
	Total Utilities			4,718,734
	Total Bank Loans (cost $11,447,731)			11,278,449

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (91.0%)	Rate	Date	Value
Asset-Backed Securities (0.4%)
$2,601,388	Countrywide Home Loans Asset-Backed Securities †	3.005%	5/25/2008	$2,126,959
	Total Asset-Backed Securities			2,126,959

Basic Materials (9.3%)
1,610,000	Aleris International, Inc. ‡	9.000	12/15/2014	1,183,350
2,585,000	Arch Western Finance, LLC ±	6.750	7/1/2013	2,630,238
1,517,000	Buckeye Technologies, Inc.	8.000	10/15/2010	1,513,208
2,360,000	Domtar, Inc.	7.125	8/15/2015	2,277,400
2,155,000	Drummond Company, Inc. ≤	7.375	2/15/2016	1,942,194
2,965,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	3,372,688
2,120,000	Freeport-McMoRan Copper & Gold, Inc.	8.250	4/1/2015	2,302,850
3,025,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	3,342,625
1,400,000	Georgia-Pacific Corporation	8.125	5/15/2011	1,450,750
1,805,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	1,786,950
3,540,000	Graphic Packaging International Corporation	9.500	8/15/2013	3,522,300
2,965,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	2,327,525
1,220,000	Huntsman International, LLC *	7.875	11/13/2014	1,287,100
1,300,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,183,000
2,020,000	Momentive Performance Materials, Inc. *	11.500	12/1/2016	1,772,550
2,990,000	Mosaic Global Holdings, Inc., Convertible ≤	7.625	12/1/2014	3,214,250
4,290,000	Nell AF SARL ≤	8.375	8/15/2015	3,110,250
1,820,000	NewPage Corporation *≤	10.000	5/1/2012	1,942,850
3,540,000	Peabody Energy Corporation	6.875	3/15/2013	3,610,800
1,380,000	PNA Group, Inc.	10.750	9/1/2016	1,276,500
860,000	PNA Intermediate Holdings Corporation †	10.065	5/15/2008	715,950

The accompanying Notes to Financial Statements are an integral part of this schedule.
154

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (91.0%)	Rate	Date	Value
Basic Materials — continued
$650,000	Rock-Tenn Company	9.250%	3/15/2016	$682,500
1,840,000	Smurfit-Stone Container Enterprises, Inc. *	8.000	3/15/2017	1,554,800
1,460,000	Southern Copper Corporation	7.500	7/27/2035	1,540,478
4,080,000	Steel Dynamics, Inc.	7.750	4/15/2016	4,171,800
3,200,000	Terra Capital, Inc.	7.000	2/1/2017	3,184,000
	Total Basic Materials			56,898,906

Capital Goods (9.0%)
3,610,000	Allied Waste North America, Inc.	7.875	4/15/2013	3,749,888
1,300,000	Ashtead Capital, Inc. *≤	9.000	8/15/2016	1,137,500
2,155,000	Ball Corporation	6.625	3/15/2018	2,149,612
2,135,000	Berry Plastics Holding Corporation ±	8.875	9/15/2014	1,996,225
2,230,000	Case New Holland, Inc. ‡	7.125	3/1/2014	2,241,150
1,830,000	Crown Americas, Inc.	7.625	11/15/2013	1,903,200
1,830,000	Crown Americas, Inc.	7.750	11/15/2015	1,930,650
2,600,000	DRS Technologies, Inc.	6.625	2/1/2016	2,574,000
860,000	General Cable Corporation	7.125	4/1/2017	838,500
2,530,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	2,378,200
3,030,000	L-3 Communications Corporation	6.375	10/15/2015	2,995,912
850,000	Legrand SA	8.500	2/15/2025	914,036
5,070,000	Leucadia National Corporation	7.125	3/15/2017	4,841,850
1,390,000	Mueller Water Products, Inc.	7.375	6/1/2017	1,209,300
1,760,000	Norcraft Companies, LP/Norcraft Finance Corporation *	9.000	11/1/2011	1,799,600
1,230,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,279,200
4,250,000	Owens-Illinois, Inc.	7.800	5/15/2018	4,292,500
3,055,000	Plastipak Holdings, Inc. ≤	8.500	12/15/2015	2,864,062
2,385,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	2,385,000
3,035,000	Rental Services Corporation	9.500	12/1/2014	2,716,325
2,170,000	SPX Corporation ≤	7.625	12/15/2014	2,267,650
4,865,000	TransDigm, Inc.	7.750	7/15/2014	4,974,462
1,740,000	United Rentals North America, Inc.	6.500	2/15/2012	1,631,250
	Total Capital Goods			55,070,072

Commercial Mortgage-Backed Securities (0.9%)
5,200,000	Goldman Sachs Mortgage Securities Corporation II	5.799	8/10/2045	5,191,904
	Total Commercial Mortgage-Backed Securities			5,191,904

Communications Services (14.4%)
4,250,000	American Tower Corporation *≤	7.000	10/15/2017	4,292,500
2,160,000	Block Communications, Inc. ‡≤	8.250	12/15/2015	2,068,200
2,760,000	Centennial Communications Corporation *	8.125	2/1/2014	2,746,200
1,700,000	Charter Communications Holdings II, LLC	10.250	9/15/2010	1,632,000
4,650,000	Charter Communications Holdings II, LLC	10.250	9/15/2010	4,475,625
4,790,000	Charter Communications Holdings, LLC *	8.750	11/15/2013	4,406,800
2,915,000	Citizens Communications Company	9.250	5/15/2011	3,075,325
1,120,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	1,055,600
3,220,000	EchoStar DBS Corporation	7.125	2/1/2016	3,163,650

The accompanying Notes to Financial Statements are an integral part of this schedule.
155

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (91.0%)	Rate	Date	Value
Communications Services — continued
$1,720,000	FairPoint Communications, Inc.	13.125%	4/1/2018	$1,737,200
2,665,000	Idearc, Inc. *	8.000	11/15/2016	1,732,250
1,210,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,220,588
3,000,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	2,565,000
2,140,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	2,158,725
2,080,000	Lamar Media Corporation	6.625	8/15/2015	1,960,400
1,505,000	Lamar Media Corporation	6.625	8/15/2015	1,418,462
1,250,000	Level 3 Communications, Inc., Convertible	2.875	7/15/2010	996,875
1,800,000	Level 3 Financing, Inc.	12.250	3/15/2013	1,813,500
1,440,000	Level 3 Financing, Inc.	9.250	11/1/2014	1,310,400
3,820,000	Mediacom, LLC/Mediacom Capital Corporation	9.500	1/15/2013	3,714,950
2,610,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	2,564,325
4,010,000	NTL Cable plc	9.125	8/15/2016	3,869,650
2,500,000	Quebecor Media, Inc.	7.750	3/15/2016	2,406,250
1,080,000	Qwest Communications International, Inc.	7.500	2/15/2014	1,061,100
3,860,000	Qwest Corporation	7.875	9/1/2011	3,956,500
1,230,000	Qwest Corporation	7.625	6/15/2015	1,233,075
5,955,000	R.H. Donnelley Corporation	6.875	1/15/2013	3,811,200
1,610,000	Rural Cellular Corporation †	6.076	6/1/2008	1,626,100
1,515,000	Rural Cellular Corporation	9.875	2/1/2010	1,568,025
4,380,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	4,533,300
5,010,000	TL Acquisitions, Inc. *≤	10.500	1/15/2015	4,534,050
4,000,000	Videotron Ltee	6.875	1/15/2014	3,900,000
640,000	Videotron, Ltd.	9.125	4/15/2018	681,600
2,160,000	Virgin Media Finance plc	8.750	4/15/2014	2,089,800
1,080,000	Windstream Corporation	8.625	8/1/2016	1,131,300
1,600,000	Windstream Corporation	7.000	3/15/2019	1,512,000
	Total Communications Services			88,022,525

Consumer Cyclical (18.5%)
1,470,000	Allied Security Escrow Corporation ±	11.375	7/15/2011	1,264,200
1,105,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	953,062
3,400,000	Bon-Ton Stores, Inc.	10.250	3/15/2014	2,652,000
2,510,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,403,325
3,160,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	3,183,700
1,489,000	Dollarama Group, LP †	10.579	6/16/2008	1,466,665
4,300,000	Dollarama Group, LP	8.875	8/15/2012	4,042,000
3,180,000	Firekeepers Development Authority §	13.875	5/15/2015	3,227,700
5,180,000	Fontainebleau Las Vegas Holdings, LLC ≤	10.250	6/15/2015	3,716,650
2,960,000	Ford Motor Credit Company †	7.163	7/15/2008	2,901,664
2,120,000	Ford Motor Credit Company	7.375	10/28/2009	2,040,771
1,000,000	Ford Motor Credit Company	9.750	9/15/2010	971,502
2,650,000	Ford Motor Credit Company	7.375	2/1/2011	2,436,550
2,020,000	Ford Motor Credit Company *	7.000	10/1/2013	1,742,828
3,310,000	Gaylord Entertainment Company	6.750	11/15/2014	2,937,625
2,150,000	General Motors Corporation *	7.200	1/15/2011	1,902,750

The accompanying Notes to Financial Statements are an integral part of this schedule.
156

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (91.0%)	Rate	Date	Value
Consumer Cyclical — continued
$3,450,000	Group 1 Automotive, Inc.	8.250%	8/15/2013	$3,312,000
2,090,000	Hanesbrands, Inc. †	8.204	6/16/2008	1,969,825
2,720,000	Host Hotels & Resorts, LP	6.875	11/1/2014	2,679,200
3,040,000	KB Home *	6.250	6/15/2015	2,736,000
5,620,000	Lear Corporation *	8.500	12/1/2013	5,367,100
2,220,000	MGM MIRAGE	5.875	2/27/2014	1,909,200
1,250,000	Norcraft Holdings, LP/Norcraft Capital Corporation >	Zero Coupon	9/1/2008	1,150,000
2,200,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,090,000
3,400,000	Pinnacle Entertainment	8.250	3/15/2012	3,383,000
2,517,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	2,686,898
850,000	Pulte Homes, Inc.	7.875	8/1/2011	828,750
2,150,000	Pulte Homes, Inc.	5.200	2/15/2015	1,897,375
5,385,000	Rite Aid Corporation *	8.625	3/1/2015	4,375,312
2,990,000	Sally Holdings, LLC *	9.250	11/15/2014	3,019,900
2,415,000	Seminole Hard Rock Entertainment †≤	5.300	6/16/2008	2,022,562
1,600,000	Service Corporation International	6.750	4/1/2015	1,602,000
4,650,000	Shingle Springs Tribal Gaming Authority ≤	9.375	6/15/2015	4,115,250
2,600,000	Speedway Motorsports, Inc.	6.750	6/1/2013	2,541,500
4,805,000	Station Casinos, Inc. *	6.875	3/1/2016	3,087,212
2,440,000	Tenneco, Inc. ≤	8.125	11/15/2015	2,501,000
4,870,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	4,748,250
1,500,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	1,477,500
3,130,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	3,083,050
3,655,000	Universal City Florida Holding Company I/II †	7.989	5/1/2008	3,613,881
3,495,000	Warnaco, Inc.	8.875	6/15/2013	3,643,538
1,550,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	941,625
1,170,000	Wynn Las Vagas, LLC *	6.625	12/1/2014	1,140,750
3,930,000	Wynn Las Vagas, LLC ≤	6.625	12/1/2014	3,831,750
	Total Consumer Cyclical			113,597,420

Consumer Non-Cyclical (11.2%)
1,350,000	Bausch & Lomb, Inc. *≤	9.875	11/1/2015	1,437,750
4,200,000	Boston Scientific Corporation ‡	5.450	6/15/2014	3,948,000
2,660,000	Community Health Systems, Inc. ‡	8.875	7/15/2015	2,766,400
3,830,000	Constellation Brands, Inc. *	7.250	9/1/2016	3,858,725
3,120,000	DaVita, Inc. *	7.250	3/15/2015	3,127,800
4,520,000	HCA, Inc.	6.750	7/15/2013	4,181,000
5,515,000	HCA, Inc.	9.250	11/15/2016	5,928,625
2,830,000	Jarden Corporation *	7.500	5/1/2017	2,603,600
3,565,000	Jostens Holding Corporation >	Zero Coupon	12/1/2008	3,422,400
4,100,000	LVB Acquisition, Inc. ≤	10.000	10/15/2017	4,397,250
2,220,000	LVB Acquisition, Inc. ≤	11.625	10/15/2017	2,358,750
2,760,000	Michael Foods, Inc.	8.000	11/15/2013	2,677,200
2,160,000	Pinnacle Foods Finance, LLC	9.250	4/1/2015	1,976,400
2,990,000	Select Medical Corporation	7.625	2/1/2015	2,541,500
1,815,000	Smithfield Foods, Inc.	8.000	10/15/2009	1,851,300
1,830,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	1,857,450
2,590,000	Sun Healthcare Group, Inc.	9.125	4/15/2015	2,615,900

The accompanying Notes to Financial Statements are an integral part of this schedule.
157

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (91.0%)	Rate	Date	Value
Consumer Non-Cyclical — continued
$2,020,000	SUPERVALU, Inc.	7.500%	11/15/2014	$2,090,700
3,220,000	Surgical Care Affiliates, Inc. ≤	8.875	7/15/2015	2,576,000
1,750,000	Tenet Healthcare Corporation	6.375	12/1/2011	1,645,000
440,000	Tenet Healthcare Corporation	6.500	6/1/2012	408,100
1,780,000	Tenet Healthcare Corporation	9.875	7/1/2014	1,820,050
4,410,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	4,487,175
3,190,000	Ventas Realty, LP/Ventas Capital Corporation *	6.500	6/1/2016	3,086,325
1,111,000	Warner Chilcott Corporation	8.750	2/1/2015	1,127,665
	Total Consumer Non-Cyclical			68,791,065

Energy (7.9%)
2,390,000	CHC Helicopter Corporation	7.375	5/1/2014	2,413,900
2,710,000	Chesapeake Energy Corporation	7.500	9/15/2013	2,804,850
1,355,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,334,675
2,310,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,252,250
3,480,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	3,688,800
2,590,000	Denbury Resources, Inc.	7.500	12/15/2015	2,667,700
3,390,000	Forest Oil Corporation	7.250	6/15/2019	3,500,175
2,370,000	Helix Energy Solutions Group, Inc. ≤	9.500	1/15/2016	2,470,725
1,815,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	1,765,088
3,100,000	Key Energy Services, Inc. ≤	8.375	12/1/2014	3,208,500
2,900,000	Mariner Energy, Inc.	8.000	5/15/2017	2,849,250
3,620,000	Newfield Exploration Company	6.625	4/15/2016	3,565,700
2,960,000	OPTI Canada, Inc.	8.250	12/15/2014	3,056,200
3,690,000	PetroHawk Energy Corporation	9.125	7/15/2013	3,902,175
3,530,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	3,282,900
2,870,000	Plains Exploration & Production Company	7.750	6/15/2015	2,941,750
2,550,000	Southwestern Energy Company	7.500	2/1/2018	2,702,997
	Total Energy			48,407,635

Financials (3.1%)
760,000	ACE Cash Express, Inc. ≤	10.250	10/1/2014	608,000
2,340,000	Bank of America Corporation	8.125	5/15/2018	2,391,433
1,075,000	Deluxe Corporation	7.375	6/1/2015	994,375
1,750,000	FTI Consulting, Inc.	7.625	6/15/2013	1,815,625
9,555,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	7,962,401
3,150,000	Nuveen Investment, Inc. ≤	10.500	11/15/2015	3,031,875
2,100,000	Rouse Company	3.625	3/15/2009	1,996,541
	Total Financials			18,800,250

Technology (4.1%)
488,000	Avago Technologies Finance Pte †	8.576	6/2/2008	486,780
3,250,000	Avago Technologies Finance Pte	10.125	12/1/2013	3,461,250
4,330,000	First Data Corporation *≤	9.875	9/24/2015	3,940,300
2,100,000	Freescale Semiconductor, Inc. *	8.875	12/15/2014	1,848,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
158

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (91.0%)	Rate	Date	Value
Technology — continued
$1,250,000	Freescale Semiconductor, Inc.	9.125%	12/15/2014	$1,028,125
2,960,000	Nortel Networks, Ltd. †	6.963	7/15/2008	2,789,800
1,210,000	NXP BV/NXP Funding, LLC †	5.463	7/15/2008	1,113,200
3,680,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	3,560,400
3,585,000	Seagate Technology HDD Holdings	6.800	10/1/2016	3,423,675
3,350,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	3,559,375
	Total Technology			25,210,905

Transportation (2.8%)
2,411,764	Continental Airlines, Inc.	7.875	7/2/2018	2,001,764
2,010,000	Delta Air Lines, Inc.	7.920	11/18/2010	1,816,035
1,555,000	Hertz Corporation	8.875	1/1/2014	1,566,662
2,515,000	Hertz Corporation *	10.500	1/1/2016	2,530,719
2,420,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	2,314,125
870,000	Kansas City Southern de Mexico SA de CV ≤	7.375	6/1/2014	825,412
2,700,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	2,781,000
2,750,000	Windsor Petroleum Transport Corporation ≤ƒ	7.840	1/15/2021	3,129,242
	Total Transportation			16,964,959

Utilities (9.4%)
1,300,000	AES Corporation ±‡	8.875	2/15/2011	1,374,750
1,683,000	AES Corporation ‡≤	8.750	5/15/2013	1,756,631
2,700,000	AES Corporation ‡	7.750	10/15/2015	2,787,750
2,700,000	AES Corporation *‡	8.000	10/15/2017	2,814,750
2,210,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,321,101
3,010,000	Copano Energy, LLC	8.125	3/1/2016	3,130,400
1,720,000	Dynegy Holdings, Inc.	6.875	4/1/2011	1,732,900
2,460,000	Dynegy Holdings, Inc.	7.500	6/1/2015	2,447,700
3,675,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	3,831,188
1,670,000	Edison Mission Energy	7.500	6/15/2013	1,736,800
2,820,000	Edison Mission Energy	7.000	5/15/2017	2,848,200
2,820,000	Edison Mission Energy	7.200	5/15/2019	2,841,150
1,900,000	El Paso Corporation	6.875	6/15/2014	1,970,102
1,900,000	El Paso Corporation	7.000	6/15/2017	1,982,804
5,860,000	NRG Energy, Inc.	7.375	2/1/2016	6,035,804
2,650,000	Regency Energy Partners, LP	8.375	12/15/2013	2,762,625
3,680,000	SemGroup, LP *≤	8.750	11/15/2015	3,486,800
1,500,000	Southern Natural Gas Company	7.350	2/15/2031	1,580,112
1,910,000	Southern Star Central Corporation	6.750	3/1/2016	1,838,375
2,100,000	Texas Competitive Electric Holdings Company, LLC	10.250	11/1/2015	2,189,250
1,720,000	Williams Companies, Inc.	8.125	3/15/2012	1,883,400
2,250,000	Williams Companies, Inc.	7.625	7/15/2019	2,430,000
1,810,000	Williams Partners, LP	7.250	2/1/2017	1,868,825
	Total Utilities			57,651,417
	Total Long-Term Fixed Income (cost $567,460,644)			556,734,017

The accompanying Notes to Financial Statements are an integral part of this schedule.
159

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Preferred Stock (2.0%)			Value
2,600	Bank of America Corporation, Convertible			$2,854,800
31,005	Chevy Chase Preferred Capital Corporation, Convertible			1,549,940
8,660	Citigroup, Inc., Convertible			451,619
63,648	Credit Suisse New York, NY			1,651,666
114,000	Federal National Mortgage Association *			2,854,560
69,000	Merrill Lynch & Company, Inc.			1,725,000
3,720	NRG Energy, Inc., Convertible			1,398,720
	Total Preferred Stock
	(cost $11,764,871)			12,486,305

Shares	Common Stock (< 0.1%)			Value
15	Pliant Corporation #^			$0
36,330	TVMAX Holdings, Inc. #			3,633
4,540	XO Communications, Inc., Stock Warrants #			91
4,540	XO Communications, Inc., Stock Warrants #			91
6,054	XO Communications, Inc., Stock Warrants #			303
3,026	XO Holdings, Inc., Stock Warrants #			2,270
	Total Common Stock
	(cost $2,344,578)			6,388

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.3%)	Rate (+)	Date	Value
69,441,280	Thrivent Financial Securities Lending Trust	2.740%	N/A	$69,441,280
	Total Collateral Held for Securities Loaned
	(cost $69,441,280)			69,441,280

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.2%)	Rate (+)	Date	Value
$7,855,000	Ciesco, LLC	2.500%	5/1/2008	$7,855,000
2,550,000	Federal National Mortgage Association ‡	3.139	5/16/2008	2,546,695
15,681,632	Thrivent Money Market Fund	2.700	N/A	15,681,632
	Total Short-Term Investments (at amortized cost)			26,083,327
	Total Investments (cost $688,542,431) 110.4%			$676,029,766
	Other Assets and Liabilities, Net (10.4%)			(63,629,957)
	Total Net Assets 100.0%			$612,399,809

The accompanying Notes to Financial Statements are an integral part of this schedule.
160

High Yield Fund
Schedule of Investments as of April 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	(52)	June 2008	($6,222,779)	($6,022,250)	$200,529
Total Futures					$200,529

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
Ford Motor Company, 5 Year, at 6.90%;	Sell	September 2012	$4,210,000	($245,981)	($245,981)
Bank of America, N.A.
Total Swaps				($245,981)	($245,981)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2008, $199,741 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $7,801,950, $6,016,200 and $5,928,711 of investments were earmarked as collateral to cover open financial futures contracts, swap contracts and unfunded loan commitments, respectively.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2008, the value of these investments was $103,242,514 or 16.9% of total net assets.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of April 30, 2008.

	Acquisition
Security	Date	Cost
Windsor Petroleum Transport Corporation	4/21/1998	$2,398,728

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,758,495
Gross unrealized depreciation	(23,271,160)
Net unrealized appreciation (depreciation)	($12,512,665)
Cost for federal income tax purposes	$688,542,431

The accompanying Notes to Financial Statements are an integral part of this schedule.
161

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Alabama (0.1%)
$1,000,000	Alabama 21st Century Authority Tobacco Settlement
	Revenue Bonds	5.750%	12/1/2020	$1,018,660
	Total Alabama			1,018,660

Alaska (0.7%)
3,155,000	Alaska Energy Authority Power Revenue Refunding Bonds
	(Bradley Lake) (Series 5) (FSA Insured) ±!	5.000	7/1/2021	3,211,632
2,625,000	Northern Tobacco Securitization Corporation, Alaska
	Tobacco Settlement Asset Backed Revenue Bonds (Series A) ÷	6.200	6/1/2022	2,733,150
2,000,000	Northern Tobacco Securitization Corporation, Alaska
	Tobacco Settlement Asset Backed Revenue Bonds (Series A)	5.000	6/1/2032	1,699,360
395,000	Valdez, Alaska Marine Terminal Revenue Bonds †	2.500	5/1/2008	395,000
515,000	Valdez, Alaska Marine Terminal Revenue Bonds †	2.500	5/1/2008	515,000
	Total Alaska			8,554,142

Arizona (1.0%)
975,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured) !	5.000	6/1/2011	1,017,510
1,020,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured) !	5.000	6/1/2012	1,071,643
1,000,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2017	1,024,590
1,200,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2018	1,223,280
2,500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds	5.000	5/15/2031	2,462,975
500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds (Midwestern University) (Series A) ÷	5.750	5/15/2021	548,965
2,000,000	Phoenix, Arizona Industrial Development Authority
	Government Office Lease Revenue Bonds (Capital Mall
	Project) (AMBAC Insured) ÷!	5.375	9/15/2020	2,135,720
5,000	Phoenix, Arizona Industrial Development Authority
	Single Family Mortgage Revenue Bonds (Series 1A)
	(GNMA/FNMA/FHLMC Insured) !	5.875	6/1/2016	5,027
1,285,000	Pima County, Arizona Industrial Development Authority
	Multifamily Revenue Bonds (La Hacienda Project)
	(GNMA/FHA Insured) ÷!	7.000	12/20/2031	1,481,901
500,000	Yavapai County, Arizona Hospital Revenue Bonds
	(Yavapai Regional Medical Center) (Series A)	6.000	8/1/2033	505,310
	Total Arizona			11,476,921

Arkansas (1.0%)
355,000	Arkansas Housing Development Agency Single Family
	Mortgage Revenue Bonds (FHA Insured) ÷!	8.375	7/1/2010	375,047
2,400,000	Arkansas State Community Water System Public Water
	Authority Revenue Bonds (Series B) (MBIA Insured) !	5.000	10/1/2023	2,457,960
5,000,000	Arkansas State Development Finance Authority Revenue
	Bonds (Series B) (FSA Insured) !	5.000	11/1/2025	5,202,550

The accompanying Notes to Financial Statements are an integral part of this schedule.
162

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Arkansas — continued
$3,000,000	Jonesboro, Arkansas Residential Housing and Health
	Care Facilities Revenue Bonds (St. Bernards Regional
	Medical Center) (AMBAC Insured) !	5.800%	7/1/2011	$3,014,610
875,000	Pope County, Arkansas Pollution Control Revenue Bonds
	(Arkansas Power and Light Company Project) (FSA Insured) !	6.300	12/1/2016	877,284
	Total Arkansas			11,927,451

California (8.2%)
3,950,000	Anaheim, California Public Financing Authority Lease
	Revenue Bonds (Public Improvements Project) (Series A)
	(FSA Insured) !	6.000	9/1/2024	4,643,936
1,000,000	California Educational Finance Authority Revenue Bonds	5.875	10/1/2034	1,001,050
5,000,000	California Infrastructure & Economic Bank Revenue
	Bonds (Bay Area Toll Bridges) (1st Lien-A) ÷	5.000	7/1/2025	5,364,650
60,000	California Rural Home Mortgage Finance Authority
	Single Family Mortgage Revenue Bonds (Series D)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.100	6/1/2031	61,484
2,000,000	California State General Obligation Bonds (AMBAC Insured) !	6.300	9/1/2010	2,163,260
10,000,000	California State General Obligation Revenue Bonds	5.000	11/1/2037	9,938,900
3,000,000	California State Public Works Board Lease Revenue
	Bonds (Department of Corrections State Prison)	7.400	9/1/2010	3,304,440
4,000,000	California State Public Works Board Lease Revenue
	Bonds (UCLA Replacement Hospital) (Series A) (FSA Insured) !	5.375	10/1/2015	4,342,720
2,000,000	California State Revenue General Obligation Bonds	5.250	11/1/2021	2,089,020
10,000	California State Revenue General Obligation Bonds	5.250	4/1/2029	10,213
3,990,000	California State Revenue General Obligation Bonds ÷	5.250	4/1/2029	4,440,471
300,000	California State Unrefunded General Obligation Bonds
	(MBIA Insured) !	6.000	8/1/2016	302,313
2,000,000	California State Veterans General Obligation Revenue
	Bonds (FGIC Insured) (Series AT) !	9.500	2/1/2010	2,215,960
4,030,000	Contra Costa County, California Home Mortgage Revenue
	Bonds (GNMA Insured) (Escrowed to Maturity) ÷!	7.500	5/1/2014	4,945,414
10,000,000	East Bay, California Municipal Utility District Water
	System Revenue Bonds	5.000	6/1/2037	10,182,200
6,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150	1/1/2013	6,588,480
420,000	Golden West Schools Financing Authority, California
	Revenue Bonds (Series A) (MBIA Insured) !	5.800	2/1/2022	484,819
3,000,000	Los Angeles, California Unified School District
	Revenue Bonds	5.000	7/1/2023	3,128,340
5,000,000	Pittsburg, California Redevelopment Agency Tax
	Allocation Revenue Bonds (Los Medanos Community
	Development Project) (AMBAC Insured) !	Zero Coupon	8/1/2024	2,088,100
3,950,000	Pomona, California Single Family Mortgage Revenue
	Bonds (Series A) (GNMA/FNMA Insured) ÷!	7.600	5/1/2023	5,071,286
1,410,000	San Bernardino County, California Single Family
	Mortgage Revenue Bonds (Series A) (GNMA Insured) ÷!	7.500	5/1/2023	1,799,019

The accompanying Notes to Financial Statements are an integral part of this schedule.
163

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
California — continued
$10,000,000	San Diego Community College District, California
	Revenue Bonds (FSA Guaranteed) !	5.000%	5/1/2030	$10,224,700
1,500,000	San Francisco, California Bay Area Rapid Transit
	District Sales Tax Revenue Bonds (AMBAC Insured) !	6.750	7/1/2010	1,631,580
8,000,000	San Jose, California Airport Revenue Bonds (Series A)	5.000	3/1/2037	7,370,240
2,760,000	San Jose, California Redevelopment Agency Tax
	Allocation Revenue Bonds (Series A) (MBIA Insured) !	5.000	8/1/2025	2,794,914
	Total California			96,187,509

Colorado (5.8%)
475,000	Colorado Educational & Cultural Facilities Authority
	Revenue Bonds	5.125	6/15/2032	449,521
1,000,000	Colorado Educational & Cultural Facilities Authority
	Revenue Bonds	5.375	6/15/2038	973,040
2,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Bromley East Project) (Series A) ÷	7.250	9/15/2030	2,274,540
570,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2021	575,694
1,280,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2030	1,270,669
2,825,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Classical Academy) ÷	7.250	12/1/2030	3,256,716
1,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	5.750	6/1/2016	1,083,780
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.125	6/1/2021	821,048
6,250,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.250	6/1/2031	6,864,875
160,000	Colorado Health Facilities Authority Revenue Bonds	6.250	12/1/2010	165,533
615,000	Colorado Health Facilities Authority Revenue Bonds ÷	6.250	12/1/2010	637,257
1,920,000	Colorado Health Facilities Authority Revenue Bonds	6.800	12/1/2020	2,055,437
3,080,000	Colorado Health Facilities Authority Revenue Bonds ÷	6.800	12/1/2020	3,469,805
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project) ÷	6.500	9/1/2020	1,115,540
500,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project) ÷	6.600	9/1/2025	559,345
115,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-2) (Subject to ’AMT’)	7.450	10/1/2016	116,309
45,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-3)	7.250	4/1/2010	45,376
425,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series B-3)	6.700	8/1/2017	441,396
50,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series C-3) (FHA/VA
	Insured) !	7.150	10/1/2030	50,754
25,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series A-3)	7.000	11/1/2016	25,225

The accompanying Notes to Financial Statements are an integral part of this schedule.
164

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Colorado — continued
$550,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series D-2) (Subject to ‘AMT’)	6.350%	11/1/2029	$568,216
70,000	Colorado Water Resources and Power Development
	Authority Clean Water Unrefunded Revenue Bonds
	(Series A) (FSA Insured) !	6.250	9/1/2013	70,124
3,525,000	Colorado Water Resources and Power Development
	Authority Small Water Resources Revenue Bonds
	(Series A) (FGIC Insured) !	5.250	11/1/2021	3,669,137
5,000,000	Denver, Colorado City and County Airport Revenue Bonds
	(Series A)	5.000	11/15/2022	5,053,050
6,000,000	Denver, Colorado City and County Revenue Bonds	5.600	10/1/2029	6,372,420
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)	5.250	12/1/2031	1,828,400
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A) (ACA/CBI Insured) ÷!	6.250	12/1/2016	2,223,600
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds (MBIA Insured) !	Zero Coupon	6/1/2008	1,881,664
1,885,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds (MBIA Insured) !	Zero Coupon	12/1/2008	1,860,288
10,000,000	Jefferson County, Colorado School District General
	Obligation Bonds (FSA Guaranteed) !	5.000	12/15/2016	10,966,300
3,000,000	Larimer County, Colorado School District #R1 Poudre
	Valley General Obligation Bonds (MBIA/IBC Insured) !	7.000	12/15/2016	3,739,260
4,000,000	Northwest Parkway Public Highway Authority, Colorado
	Capital Appreciation Revenue Bonds (Series C) (AMBAC
	Insured) >÷!	Zero Coupon	6/15/2011	3,689,840
	Total Colorado			68,174,159

Connecticut (0.6%)
2,000,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University) (Series W)	5.125	7/1/2027	2,015,820
4,000,000	Connecticut State Special Tax Obligation Revenue Bonds
	(Transportation Infrastructure) (Series B)	6.500	10/1/2010	4,368,240
	Total Connecticut			6,384,060

District of Columbia (0.6%)
6,760,000	District of Columbia Tobacco Settlement Financing
	Corporation Revenue Bonds	6.250	5/15/2024	6,799,073
	Total District of Columbia			6,799,073

Florida (1.8%)
363,000	Brevard County, Florida Housing Finance Authority
	Homeowner Mortgage Revenue Bonds (Series B)
	(GNMA Insured) !	6.500	9/1/2022	369,741
855,000	Clay County, Florida Housing Finance Authority Single
	Family Mortgage Revenue Bonds (GNMA/FNMA Insured)
	(Subject to ‘AMT’) !	6.000	4/1/2029	857,924

The accompanying Notes to Financial Statements are an integral part of this schedule.
165

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Florida — continued
$620,000	Florida State Board of Education Capital Outlay
	Unrefunded General Obligation Bonds (MBIA Insured) !	9.125%	6/1/2014	$734,390
1,520,000	Florida State Revenue Bonds (Jacksonville Transportation)	5.000	7/1/2019	1,525,533
2,000,000	Hillsborough County, Florida Industrial Development
	Authority Pollution Control Revenue Bonds	5.150	9/1/2025	1,999,860
1,500,000	Jacksonville, Florida Health Facilities Authority
	Revenue Bonds (Series C) ÷	5.750	8/15/2015	1,567,050
1,145,000	Leon County, Florida Educational Facilities Authority
	Certificates of Participation ÷	8.500	9/1/2017	1,573,814
2,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Orlando Regional Healthcare System)
	(Series A) (MBIA Insured) !	6.250	10/1/2018	2,290,500
160,000	Orange County, Florida Housing Finance Authority
	Homeowner Revenue Bonds (Series B-1) (GNMA/FNMA
	Insured) (Subject to ‘AMT’) !	5.900	9/1/2028	160,373
65,000	Palm Beach County, Florida Housing Finance Authority
	Single Family Homeowner Revenue Bonds (Series A-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	5.900	10/1/2027	65,197
6,000,000	South Miami, Florida Health Facilities Authority
	Hospital Revenue Bonds	5.000	8/15/2032	5,932,980
4,000,000	Tallahassee, Florida Consolidated Utility Revenue Bonds	5.000	10/1/2032	4,090,200
	Total Florida			21,167,562

Georgia (3.0%)
6,900,000	Bibb County, Georgia Authority Environmental
	Improvement Revenue Bonds	4.850	12/1/2009	6,891,513
1,645,000	Brunswick, Georgia Water and Sewer Refunding Revenue
	Bonds (MBIA Insured) !	6.000	10/1/2011	1,741,216
1,500,000	Brunswick, Georgia Water and Sewer Refunding Revenue
	Bonds (MBIA Insured) !	6.100	10/1/2019	1,766,790
1,560,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (C/O Memorial Medical Center)	5.750	1/1/2029	1,382,628
1,000,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (Memorial Health University Medical Center)	6.125	1/1/2024	960,550
5,000,000	Cherokee County, Georgia Water and Sewer Authority
	Refunding Revenue Bonds (MBIA Insured) !	5.500	8/1/2018	5,630,800
5,275,000	Gainesville, Georgia Redevelopment Authority
	Educational Facilities Revenue Bonds	5.125	3/1/2027	4,432,899
3,500,000	Georgia State General Obligation Bonds (Series D)	5.000	8/1/2012	3,789,590
35,000	Georgia State Prerefunded Balance General Obligation
	Bonds (Series B) ÷	5.650	3/1/2012	38,430
1,000,000	Georgia State Unrefunded Balance General Obligation
	Bonds (Series B)	6.300	3/1/2009	1,036,530
1,000,000	Georgia State Unrefunded Balance General Obligation
	Bonds (Series B)	6.300	3/1/2010	1,070,390

The accompanying Notes to Financial Statements are an integral part of this schedule.
166

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Georgia — continued
$1,965,000	Georgia State Unrefunded Balance General Obligation
	Bonds (Series B)	5.650%	3/1/2012	$2,159,830
2,500,000	Milledgeville-Balswin County, Georgia Development
	Authority Revenue Bonds ÷	5.500	9/1/2024	2,825,625
1,500,000	Savannah, Georgia Economic Development Authority
	Student Housing Revenue Bonds (State University
	Project) (Series A) (ACA Insured) ÷!	6.750	11/15/2020	1,671,570
	Total Georgia			35,398,361

Hawaii (2.3%)
7,330,000	Hawaii State Highway Revenue Bonds	5.500	7/1/2018	8,344,912
5,000,000	Honolulu, Hawaii City & County Board of Water Supply
	Water System Revenue Bonds (Series A)	5.000	7/1/2036	5,069,900
10,000,000	Honolulu, Hawaii City & County Revenue Bonds (Series
	A) (FSA Insured) !	5.250	3/1/2027	10,325,600
2,555,000	Honolulu, Hawaii City & County Revenue Bonds
	(Unrefunded Balance) (Series A) (FGIC Insured) !	6.250	4/1/2014	2,938,608
	Total Hawaii			26,679,020

Idaho (0.4%)
3,115,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured) !	Zero Coupon	4/1/2010	2,920,624
2,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured) !	Zero Coupon	4/1/2011	1,796,380
	Total Idaho			4,717,004

Illinois (8.9%)
2,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.250	7/1/2012	1,996,900
1,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.375	7/1/2015	985,360
10,000,000	Chicago, Illinois Capital Appreciation City Colleges
	General Obligation Bonds (FGIC Insured) !	Zero Coupon	1/1/2024	4,375,500
3,000,000	Chicago, Illinois Lakefront Millennium Project General
	Obligation Bonds (MBIA Insured) ÷!	5.750	1/1/2029	3,346,170
195,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ’AMT’) !	7.050	10/1/2030	197,831
135,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ’AMT’) !	7.000	3/1/2032	137,631
7,200,000	Chicago, Illinois Tax Increment Capital Appreciation
	Tax Allocation Revenue Bonds (Series A)
	(ACA Insured) !	Zero Coupon	11/15/2014	5,084,784
1,000,000	Cook County, Illinois Community Consolidated School
	District #15 Palatine Capital Appreciation General
	Obligation Bonds (FGIC Insured) ÷!	Zero Coupon	12/1/2014	767,360

The accompanying Notes to Financial Statements are an integral part of this schedule.
167

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Illinois — continued
$2,500,000	Cook County, Illinois General Obligation Bonds
	(Series A) (MBIA Insured) !	6.250%	11/15/2011	$2,780,675
1,250,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured) !	8.500	12/1/2011	1,477,012
1,565,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured) !	8.500	12/1/2014	2,008,083
1,815,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured) !	8.500	12/1/2016	2,415,184
1,000,000	Du Page County, Illinois General Obligation Bonds
	(Stormwater Project)	5.600	1/1/2021	1,129,360
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B) ÷	6.000	5/15/2026	1,105,150
4,900,000	Illinois Educational Facilities Authority Revenue
	Bonds (Northwestern University) ÷	5.250	11/1/2032	5,519,017
1,000,000	Illinois Educational Facilities Authority Student
	Housing Revenue Bonds (University Center Project) ÷	6.625	5/1/2017	1,141,360
1,600,000	Illinois Health Facilities Authority Revenue Bonds
	(Bethesda Home and Retirement) (Series A)	6.250	9/1/2014	1,625,952
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Centegra Health Systems)	5.250	9/1/2018	2,023,040
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Lutheran General Health Care Facilities) (FSA Insured) !	6.000	4/1/2018	2,285,040
2,500,000	Illinois Health Facilities Authority Revenue Bonds
	(Passavant Memorial Area Hospital Association) ÷	6.000	10/1/2024	2,729,600
4,180,000	Illinois Health Facilities Authority Revenue Bonds
	(Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured) !	5.250	11/15/2014	4,256,285
3,970,000	Illinois Health Facilities Authority Revenue Bonds
	(Swedish American Hospital) ÷	6.875	11/15/2030	4,296,215
4,655,000	Illinois Health Facilities Authority Revenue Bonds
	(Thorek Hospital and Medical Center)	5.250	8/15/2018	4,661,517
2,120,000	Illinois Health Facilities Authority Unrefunded
	Revenue Bonds (Series B) (MBIA/IBC Insured) !	5.250	8/15/2018	2,147,369
7,900,000	Illinois State Sales Tax Revenue Bonds (Second Series)	5.750	6/15/2018	8,997,784
3,065,000	Illinois State Sales Tax Revenue Bonds (Series L)	7.450	6/15/2012	3,571,920
300,000	Joliet, Illinois Regional Port District Marine Term
	Revenue Bonds †	2.500	5/1/2008	300,000
3,035,000	McHenry County, Illinois Community High School
	District #157 General Obligation Bonds (FSA Insured) !	9.000	12/1/2017	4,220,107
4,000,000	McLean County, Illinois Bloomington — Normal Airport
	Central Illinois Regional Authority Revenue Bonds
	(Subject to ‘AMT’)	6.050	12/15/2019	4,051,320
1,410,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (FGIC Insured) !	5.250	12/15/2028	1,441,739
885,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project)(Series A)(FGIC Insured) !	5.500	6/15/2015	986,695

The accompanying Notes to Financial Statements are an integral part of this schedule.
168

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Illinois — continued
$17,505,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series A) (FGIC Insured) !	Zero Coupon	6/15/2020	$9,797,373
3,100,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series A) (MBIA Insured) !	Zero Coupon	6/15/2024	1,379,345
2,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series A) (MBIA Insured) !	Zero Coupon	12/15/2024	867,820
7,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place Exposition
	Project) (Series B) (MBIA Insured) >!	Zero Coupon	6/15/2012	6,176,030
3,000,000	Regional Transportation Authority, Illinois Revenue
	Bonds (Series A) (FGIC Insured) !	6.700%	11/1/2021	3,572,190
	Total Illinois			103,854,718

Indiana (0.9%)
700,000	Ball State University, Indiana University Student Fee
	Revenue Bonds (Series K) (FGIC Insured) ÷!	5.750	7/1/2020	766,913
1,250,000	East Chicago, Indiana Elementary School Building
	Corporation Revenue Bonds	6.250	1/5/2016	1,355,012
500,000	Indiana Health and Educational Facilities Finance
	Authority Hospital Revenue Bonds	5.250	5/15/2041	505,810
135,000	Indiana State Housing Authority Single Family Mortgage
	Revenue Bonds (Series C-2) (GNMA Insured) !	5.250	7/1/2017	135,705
250,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A)	6.800	12/1/2016	288,538
985,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (MBIA/IBC Insured) ÷!	7.250	6/1/2015	1,069,710
3,565,000	Indiana Transportation Finance Authority Highway
	Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured) !	7.250	6/1/2015	4,138,430
2,120,000	Purdue University, Indiana Revenue Bonds
	(Student Fees) (Series L)	5.000	7/1/2020	2,184,766
	Total Indiana			10,444,884

Iowa (1.0%)
2,085,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2011	2,161,749
3,125,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2021	3,098,281
4,500,000	Iowa Finance Authority Health Care Facilities Revenue
	Bonds (Genesis Medical Center)	6.250	7/1/2025	4,643,865
1,880,000	Iowa Finance Authority Single Family Revenue Bonds
	(Series E)	5.000	1/1/2037	1,702,660
	Total Iowa			11,606,555

The accompanying Notes to Financial Statements are an integral part of this schedule.
169

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Kansas (0.9%)
$910,000	Kansas State Development Finance Authority Health
	Facility Revenue Bonds	5.375%	11/15/2024	$945,617
90,000	Kansas State Development Finance Authority Health
	Facility Revenue Bonds ÷	5.375	11/15/2024	97,953
2,000,000	Olathe, Kansas Health Facilities Revenue Bonds (Olathe
	Medical Center Project) (Series A) (AMBAC Insured) !	5.500	9/1/2025	2,038,200
2,475,000	Salina, Kansas Hospital Revenue Bonds	5.000	10/1/2036	2,384,068
255,000	Sedgwick and Shawnee Counties, Kansas Single Family
	Mortgage Revenue Bonds (Series A-2) (GNMA Insured) !	6.700	6/1/2029	259,266
4,350,000	Wyandotte County/Kansas City, Kansas Unified
	Government Special Obligation Revenue Bonds (2nd Lien-B)	5.000	12/1/2020	4,234,464
	Total Kansas			9,959,568

Kentucky (0.4%)
5,345,000	Kentucky State Turnpike Authority Economic Development
	Revenue Bonds (Revitalization Project) (FGIC Insured) !	Zero Coupon	1/1/2010	5,098,702
	Total Kentucky			5,098,702

Louisiana (2.7%)
510,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.500	12/1/2030	515,467
175,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series D-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’) !	7.500	6/1/2026	177,018
150,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’) !	7.050	6/1/2031	152,762
3,000,000	Louisiana Public Facilities Authority Hospital Revenue
	Bonds (Lake Charles Memorial) (AMBAC/TCRS Insured) ÷!	8.625	12/1/2030	3,494,730
500,000	Louisiana Public Facilities Authority Revenue Bonds	5.000	7/1/2031	480,090
4,745,000	Louisiana Public Facilities Authority Revenue Bonds
	(MBIA Insured) !	5.250	3/1/2031	4,834,301
6,500,000	New Orleans, Louisiana General Obligation Bonds
	(AMBAC Insured) !	Zero Coupon	9/1/2012	5,519,280
10,000,000	Parish of St. John the Baptist, Louisiana Revenue Bonds
	(Marathon Oil Corporation Project) (Series 2007 A)	5.125	6/1/2037	9,073,100
2,605,000	Regional Transportation Authority, Louisiana Sales Tax
	Revenue Bonds (Series A) (FGIC Insured) !	8.000	12/1/2012	3,073,301
4,200,000	Tobacco Settlement Financing Corporation, Louisiana
	Revenue Bonds (Series 2001-B)	5.500	5/15/2030	4,039,098
	Total Louisiana			31,359,147

The accompanying Notes to Financial Statements are an integral part of this schedule.
170

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Maryland (0.9%)
$1,250,000	Frederick County, Maryland Educational Facilities
	Revenue Bonds (Mount Saint Mary’s College) (Series A) ÷	5.750%	9/1/2025	$1,334,525
1,815,000	Maryland State Economic Development Corporation
	Revenue Bonds (Lutheran World Relief) ÷	7.200	4/1/2025	1,990,456
1,550,000	Maryland State Economic Development Corporation
	Student Housing Revenue Bonds (Sheppard Pratt)
	(ACA Insured) !	6.000	7/1/2033	1,425,783
1,000,000	Maryland State Health and Higher Educational
	Facilities Authority Revenue Bonds (University of
	Maryland Medical System) ÷	6.000	7/1/2022	1,111,380
4,500,000	Morgan State University, Maryland Academic and
	Auxiliary Facilities Fees Revenue Bonds (MBIA Insured) !	6.050	7/1/2015	5,016,915
5,000	Prince George’s County, Maryland Housing Authority
	Single Family Mortgage Revenue Bonds (Series A)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’) !	7.400	8/1/2032	5,032
	Total Maryland			10,884,091

Massachusetts (3.3%)
5,000,000	Massachusetts Bay Transportation Authority Sales Tax
	Revenue Bonds (Series B) (MBIA Insured) !	5.500	7/1/2025	5,561,150
4,935,000	Massachusetts State Construction Lien General
	Obligation Bonds (Series A) (FGIC-TCRS Insured) !	5.250	1/1/2013	5,380,285
725,000	Massachusetts State Development Finance Agency Revenue
	Bonds (Devens Electric Systems)	5.625	12/1/2016	752,905
15,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds	5.250	7/1/2033	16,610,550
1,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Partners Healthcare System)
	(Series C)	6.000	7/1/2016	1,066,280
3,000,000	Massachusetts State School Building Authority
	Dedicated Sales Tax Revenue Bonds (Series A) (MBIA
	Insured) !	5.000	8/15/2027	3,092,010
5,000,000	Massachusetts State Water Pollution Abatement Trust
	Revenue Bonds	5.000	8/1/2024	5,405,700
	Total Massachusetts			37,868,880

Michigan (2.7%)
2,000,000	East Lansing, Michigan Building Authority General
	Obligation Bonds	5.700	4/1/2020	2,309,200
3,250,000	Kalamazoo, Michigan Hospital Finance Authority
	Revenue Bonds	5.000	5/15/2026	3,260,108
1,500,000	Livonia, Michigan Public Schools School District
	General Obligation Bonds (FGIC Insured) ÷!	Zero Coupon	5/1/2009	1,462,875
1,380,000	Michigan Public Power Agency Revenue Bonds
	(Combustion Turbine #1 Project) (Series A)
	(AMBAC Insured) !	5.250	1/1/2016	1,461,641

The accompanying Notes to Financial Statements are an integral part of this schedule.
171

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Michigan — continued
$45,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Detroit Medical Center)	8.125%	8/15/2012	$45,116
2,825,000	Michigan State Hospital Finance Authority Revenue
	Bonds (MBIA Insured) ÷!	5.375	8/15/2014	3,057,158
175,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Series P) (MBIA Insured) ÷!	5.375	8/15/2014	185,290
2,750,000	Michigan State Hospital Finance Authority Refunding
	Revenue Bonds (Crittenton Hospital) (Series A)	5.500	3/1/2022	2,848,532
5,000,000	Michigan State Trunk Line Fund Revenue Bonds
	(FSA Insured) !	5.000	11/1/2022	5,264,550
4,500,000	Rochester, Michigan Community School District General
	Obligation Bonds (MBIA Insured) !	5.000	5/1/2019	4,888,620
2,855,000	Sault Ste. Marie, Michigan Chippewa Indians Housing
	Authority Revenue Bonds (Tribal Health and Human
	Services Center)	7.750	9/1/2012	2,867,848
2,000,000	St. Clair County, Michigan Economic Development
	Corporation Revenue Bonds (Detroit Edison) (Series AA)
	(AMBAC Insured) !	6.400	8/1/2024	2,055,220
990,000	Summit Academy North, Michigan Public School Academy
	Certificates of Participation ÷	6.550	7/1/2014	1,073,150
690,000	Summit Academy North, Michigan Public School Academy
	Certificates of Participation ÷	8.375	7/1/2030	773,435
	Total Michigan			31,552,743

Minnesota (4.1%)
800,000	Minneapolis and St. Paul, Minnesota Housing &
	Redevelopment Authority Healthcare System Revenue
	Bonds (Healthpartners Obligation Group Project)	6.000	12/1/2021	804,088
2,030,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds	5.000	1/1/2022	2,000,260
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series A)
	(AMBAC Insured) !	5.000	1/1/2035	5,033,450
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured) !	5.000	1/1/2031	4,966,150
7,685,000	Minneapolis, Minnesota Community Development Agency
	Tax Increment Revenue Bonds (MBIA Insured) !	Zero Coupon	3/1/2009	7,540,599
85,000	Minnesota Agricultural and Economic Development Board
	Health Care System Unrefunded Balance Revenue Bonds
	(Fairview Hospital) (Series A) (MBIA Insured) !	5.750	11/15/2026	86,821
1,000,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (College of Art and Design) (Series 5-D) ÷	6.625	5/1/2020	1,080,150
530,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (University of St. Thomas) (Series 5-Y)	5.250	10/1/2019	561,864

The accompanying Notes to Financial Statements are an integral part of this schedule.
172

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Minnesota — continued
$3,620,000	Minnesota State General Obligation Bonds	5.250%	8/1/2017	$3,693,305
2,000,000	North Oaks, Minnesota Senior Housing Revenue Bonds
	(Presbyterian Homes, North Oaks)	6.125	10/1/2039	1,949,560
2,000,000	Northern Municipal Power Agency Minnesota Electric
	System Revenue Bonds (Series A)	5.000	1/1/2026	2,061,680
1,000,000	Northfield, Minnesota Hospital Revenue Bonds (Series C) ÷	6.000	11/1/2021	1,104,610
1,300,000	Northfield, Minnesota Hospital Revenue Bonds (Series C) ÷	6.000	11/1/2026	1,435,993
2,040,000	Northfield, Minnesota Hospital Revenue Bonds (Series C) ÷	6.000	11/1/2031	2,253,404
2,000,000	St. Louis Park, Minnesota Health Care Facilities
	Revenue Bonds ÷	5.250	7/1/2030	2,222,620
4,000,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Educational Facility Revenue Bonds	5.000	10/1/2024	4,041,680
230,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Health Care Facilities Revenue Bonds
	(Healthpartners Obligation Group PJ)	5.250	5/15/2019	220,880
1,500,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Health Care Facilities Revenue Bonds
	(Healthpartners Obligation Group PJ)	5.250	5/15/2036	1,274,835
1,690,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Lease Parking Facilities Revenue Bonds
	(Rivercentre Parking Ramp)	6.000	5/1/2013	1,732,030
4,135,000	White Earth Band of Chippewa Indians, Minnesota
	Revenue Bonds (Series A) (ACA Insured) !	7.000	12/1/2011	4,307,843
	Total Minnesota			48,371,822

Missouri (2.0%)
7,500,000	Jackson County, Missouri Special Obligation Harry S.
	Truman Sports Complex Revenue Bonds (AMBAC Insured) !	5.000	12/1/2027	7,678,275
785,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II) (Series B)	5.875	4/1/2017	813,229
500,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II) (Series B) ÷	6.000	4/1/2021	518,540
2,000,000	Missouri State Environmental Improvement and Energy
	Resources Authority Pollution Control Revenue Bonds
	(Associated Electric Coop Project)	4.375	12/1/2034	2,010,180
1,000,000	Missouri State Environmental Improvement and Energy
	Resources Authority Water Pollution Revenue Bonds
	(Series A)	5.250	1/1/2018	1,069,210
2,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds	5.000	5/15/2020	2,550,400
3,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Barnes
	Jewish, Inc. Christian) (Series A)	5.250	5/15/2014	3,208,290
1,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Lake
	Regional Health Securities Project)	5.600	2/15/2025	1,452,330

The accompanying Notes to Financial Statements are an integral part of this schedule.
173

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Missouri — continued
$1,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Saint
	Anthony’s Medical Center) ÷	6.250%	12/1/2030	$1,103,540
655,000	Missouri State Health and Educational Facilities
	Authority Revenue Bonds (Lake of the Ozarks)	6.500	2/15/2021	656,415
130,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA
	Insured) (Subject to ‘AMT’) !	7.450	9/1/2031	133,137
150,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) !	6.550	9/1/2028	150,840
250,000	Missouri State Housing Development Commission Single
	Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA
	Insured) (Subject to ‘AMT’) !	7.150	3/1/2032	261,750
2,000,000	St. Charles County, Missouri Francis Howell School
	District General Obligation Bonds (Series A)	5.250	3/1/2018	2,199,600
	Total Missouri			23,805,736

Montana (1.4%)
2,830,000	Montana Facility Finance Authority Revenue Providence
	Health and Services Revenue Bonds	5.000	10/1/2024	2,845,310
40,000	Montana State Board of Housing Single Family Mortgage
	Revenue Bonds (Series A-1)	6.000	6/1/2016	39,748
140,000	Montana State Board of Housing Single Family Mortgage
	Revenue Bonds (Series A-2) (Subject to ‘AMT’)	6.250	6/1/2019	140,053
2,385,000	Montana State Board of Investment Refunded Balance
	1996 Payroll Tax Revenue Bonds (MBIA Insured) ÷!	6.875	6/1/2020	2,490,012
775,000	Montana State Board of Investment Refunded Revenue
	Bonds (1996 Payroll Tax) (MBIA Insured) ÷!	6.875	6/1/2020	809,123
1,240,000	Montana State Board of Investment Refunded Revenue
	Bonds (Payroll Tax) (MBIA Insured) ÷!	6.875	6/1/2020	1,294,597
1,165,000	Montana State Board of Regents Revenue Bonds (Higher
	Education-University of Montana) (Series F) (MBIA Insured) !	5.750	5/15/2016	1,244,709
3,000,000	Montana State Health Facilities Authority Revenue
	Bonds (Hillcrest Senior Living Project) ÷	7.375	6/1/2030	3,323,910
3,860,000	Montana State Hospital Finance Authority Refunding
	Revenue Bonds	5.250	6/1/2018	4,012,200
	Total Montana			16,199,662

Nebraska (1.7%)
2,500,000	Nebraska Public Power District Revenue Bonds
	(Series B) (AMBAC Insured) !	5.000	1/1/2013	2,687,500
5,780,000	Omaha, Nebraska Public Power District Electric Revenue
	Bonds (Series A)	5.000	2/1/2046	5,836,991
3,455,000	Omaha, Nebraska Public Power District Revenue Bonds
	(Series B) ÷	6.150	2/1/2012	3,701,652

The accompanying Notes to Financial Statements are an integral part of this schedule.
174

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Nebraska — continued
$1,675,000	Omaha, Nebraska Special Assessment Revenue Bonds
	(Riverfront Redevelopment Project) (Series A)	5.500%	2/1/2015	$1,813,422
6,000,000	University of Nebraska Revenue Bonds (Lincoln Student
	Fees & Facilities) (Series B)	5.000	7/1/2023	6,184,500
	Total Nebraska			20,224,065

New Hampshire (0.1%)
1,800,000	New Hampshire State Health and Education Facilities
	Authority Revenue Bonds	5.000	1/1/2036	1,489,140
	Total New Hampshire			1,489,140

New Jersey (1.8%)
2,000,000	Hudson County, New Jersey Department of Finance and
	Administration Certificate Of Participation (MBIA Insured) !	6.250	12/1/2015	2,335,500
250,000	New Jersey State Educational Facilities Authority
	Revenue Bonds †	2.230	5/1/2008	250,000
1,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2018	1,116,170
3,695,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷!	6.500	1/1/2016	4,261,702
745,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) !	6.500	1/1/2016	855,826
260,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷!	6.500	1/1/2016	299,876
5,000,000	New Jersey Transportation Trust Fund Authority Revenue
	Bonds (Transportation System) (Series A) (FSA Insured) !	5.500	12/15/2016	5,713,750
3,180,000	Ocean County, New Jersey Utilities Authority
	Wastewater Revenue Bonds	5.250	1/1/2025	3,449,441
2,595,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured) ÷!	Zero Coupon	12/15/2009	2,483,285
	Total New Jersey			20,765,550

New Mexico (1.0%)
3,500,000	Jicarilla, New Mexico Apache Nation Revenue Bonds
	(Series A)	5.500	9/1/2023	3,620,400
160,000	New Mexico Mortgage Finance Authority Single Family
	Mortgage Capital Appreciation Revenue Bonds (Series
	D-2) (Subject to ‘AMT’)	Zero Coupon	9/1/2019	149,038
500,000	New Mexico Mortgage Finance Authority Single Family
	Mortgage Revenue Bonds (Series C-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’) !	6.950	9/1/2031	514,345
7,500,000	Sandoval County, New Mexico Incentive
	Payment Revenue Bonds	5.000	6/1/2020	7,812,375
	Total New Mexico			12,096,158

The accompanying Notes to Financial Statements are an integral part of this schedule.
175

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
New York (8.7%)
$5,000,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series A)	5.500%	7/1/2017	$5,590,300
4,225,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series O) ÷	5.750	7/1/2013	4,514,159
4,000,000	New York State Dormitory Authority Revenue Bonds
	(Series B)	5.250	5/15/2012	4,270,120
2,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	7.500	5/15/2013	2,364,860
5,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	5.875	5/15/2017	5,687,900
2,000,000	New York State Local Government Assistance Corporation
	Revenue Bonds (Series E) (MBIA/IBC Insured) !	5.250	4/1/2016	2,210,320
845,000	New York State Mortgage Agency Revenue Bonds
	(Series 26)	5.350	10/1/2016	845,718
2,500,000	New York State Thruway Authority Revenue Bonds
	(Series B) (FSA Insured) !	5.000	4/1/2015	2,745,875
20,000,000	New York State Urban Development Corporation Revenue
	Bonds (Correctional and Youth Facilities) (Series A)	5.000	1/1/2017	20,872,404
1,620,000	New York State Urban Development Corporation Revenue
	Bonds (Syracuse University Center)	6.000	1/1/2009	1,661,731
1,720,000	New York State Urban Development Corporation Revenue
	Bonds (Syracuse University Center)	6.000	1/1/2010	1,814,961
8,940,000	New York, New York City Municipal Transitional Finance
	Authority Revenue Bonds (Series A) >	5.500	11/1/2011	9,489,184
2,000,000	New York, New York City Municipal Water and Sewer
	System Revenue Bonds (Series A) (AMBAC Insured) ÷!	5.875	6/15/2012	2,231,420
735,000	New York, New York City Transitional Finance Authority
	Revenue Bonds ÷	5.375	11/15/2021	777,402
1,805,000	New York, New York City Transitional Finance Authority
	Revenue Bonds ÷	5.375	11/15/2021	1,991,655
13,000,000	New York, New York City Transitional Finance Authority
	Revenue Bonds (Future Tax Secured) (Series B)	5.250	2/1/2011	13,578,110
1,750,000	New York, New York General Obligation Bonds (Series A)	5.500	8/1/2022	1,850,800
12,000,000	New York, New York General Obligation Bonds (Series B)	5.250	8/1/2017	12,854,400
655,000	New York, New York General Obligation Bonds (Series H)
	(FSA/CR Insured) ÷!	5.250	3/15/2016	680,945
5,000,000	New York, New York General Obligation Bonds (Series I-1)	5.000	4/1/2023	5,151,150
325,000	Triborough, New York Bridge and Tunnel Authority
	Revenue Bonds (Series Q) ÷	6.750	1/1/2009	335,426
	Total New York			101,518,840

North Carolina (2.1%)
1,475,000	North Carolina Eastern Municipal Power Agency Power
	System Prerefunded Revenue Bonds (Series A) ÷	6.000	1/1/2026	1,750,382
4,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds	5.375	1/1/2017	4,140,200

The accompanying Notes to Financial Statements are an integral part of this schedule.
176

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
North Carolina — continued
$2,375,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series B)	5.500%	1/1/2021	$2,375,190
5,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series D)	5.500	1/1/2014	5,347,250
2,000,000	North Carolina Eastern Municipal Power Agency Power
	System Revenue Bonds (Series D)	6.750	1/1/2026	2,077,740
2,000,000	North Carolina Eastern Municipal Power Agency
	System Revenue Bonds §^	5.250	1/1/2020	2,057,680
250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.500	1/1/2009	256,452
610,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.375	1/1/2013	644,404
4,000,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B) (MBIA Insured) !	6.000	1/1/2011	4,285,920
1,000,000	Wake County, North Carolina Industrial, Facilities,
	and Pollution Control Revenue Bonds (Carolina Power
	and Light Company Project)	5.375	2/1/2017	1,038,550
	Total North Carolina			23,973,768

North Dakota (0.9%)
3,500,000	Grand Forks, North Dakota Health Care System Revenue
	Bonds (Altru Health Systems Group) ÷	7.125	8/15/2024	3,891,615
2,945,000	South Central Regional Water District, North Dakota
	Utility System Revenue Bonds (Northern Burleigh
	County) (Series A)	5.650	10/1/2029	3,029,168
3,250,000	Ward County, North Dakota Health Care Facilities
	Revenue Bonds (Trinity Medical Center) (Series B)	6.250	7/1/2021	3,272,652
	Total North Dakota			10,193,435

Ohio (2.3%)
875,000	Akron, Ohio Economic Development Revenue Bonds
	(MBIA Insured) !	6.000	12/1/2012	952,901
5,000,000	Buckeye Tobacco Settlement Financing Authority Revenue
	Bonds (Series A-2)	5.125	6/1/2024	4,693,550
1,700,000	Cincinnati, Ohio General Obligation Bonds ÷	5.375	12/1/2019	1,823,199
2,000,000	Lorain County, Ohio Hospital Revenue Bonds (Catholic
	Healthcare Partners)	5.400	10/1/2021	2,057,380
2,000,000	Lucas County, Ohio Health Care Facilities Revenue
	Bonds (Sunset Retirement) (Series A)	6.550	8/15/2024	2,048,760
2,000,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2018	2,175,440
2,500,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2022	2,719,300
2,000,000	Ohio State Higher Education Faculty Revenue Bonds
	(Case Western Reserve University)	6.500	10/1/2020	2,429,540
2,000,000	Ohio State Turnpike Commission Turnpike Revenue Bonds
	(Series A) (FGIC Insured) !	5.500	2/15/2024	2,239,580

The accompanying Notes to Financial Statements are an integral part of this schedule.
177

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Ohio — continued
$1,750,000	Port of Greater Cincinnati Development Authority
	Revenue Bonds	5.000%	10/1/2025	$1,697,098
1,610,000	Reynoldsburg, Ohio City School District General
	Obligation Bonds (FSA Insured) !	5.000	12/1/2028	1,659,008
2,545,000	University of Cincinnati, Ohio General Receipts
	Revenue Bonds (Series D) (AMBAC Insured) !	5.000	6/1/2016	2,731,981
	Total Ohio			27,227,737

Oklahoma (0.7%)
1,400,000	Bass, Oklahoma Memorial Baptist Hospital Authority
	Hospital Revenue Bonds (Bass Memorial Hospital
	Project) ÷	8.350	5/1/2009	1,439,018
1,040,000	Oklahoma Development Finance Authority Hospital
	Revenue Bonds (Unity Health Center Project)	5.000	10/1/2011	1,080,487
135,000	Oklahoma Housing Finance Agency Single Family Mortgage
	Revenue Bonds (Series C-2) (Subject to ‘AMT’)	7.550	9/1/2028	141,178
180,000	Oklahoma Housing Finance Agency Single Family Mortgage
	Revenue Bonds (Series D-2) (GNMA/FNMA Insured)
	(Subject to ‘AMT’) !	7.100	9/1/2028	180,805
1,500,000	Oklahoma State Municipal Power Authority Revenue Bonds
	(Series B) (MBIA Insured) !	5.875	1/1/2012	1,592,250
2,900,000	Payne County, Oklahoma Economic Development Authority
	Student Housing Revenue Bonds (Collegiate Housing
	Foundation) (Series A) ÷	6.375	6/1/2030	3,195,887
	Total Oklahoma			7,629,625

Pennsylvania (3.0%)
715,000	Allegheny County, Pennsylvania Redevelopment Authority
	Tax Increment Tax Allocation Revenue Bonds (Waterfront
	Project) (Series B)	6.000	12/15/2010	756,270
1,940,000	Allegheny County, Pennsylvania Redevelopment Authority
	Tax Increment Tax Allocation Revenue Bonds (Waterfront
	Project) (Series C) ÷	6.550	12/15/2017	2,073,414
2,575,000	Allegheny County, Pennsylvania Sanitation Authority
	Sewer Interest Compensatory Revenue Bonds (Series A)
	(FGIC Insured) !	Zero Coupon	6/1/2008	2,575,000
2,315,000	Carbon County, Pennsylvania Industrial Development
	Authority Revenue Bonds (Panther Creek Partners
	Project) (Subject to ‘AMT’)	6.650	5/1/2010	2,378,848
2,000,000	Cornwall Lebanon, Pennsylvania School District Capital
	Appreciation General Obligation Bonds (FSA Insured) !	Zero Coupon	3/15/2016	1,460,420
1,520,000	Cornwall Lebanon, Pennsylvania School District Capital
	Appreciation General Obligation Bonds (FSA Insured) !	Zero Coupon	3/15/2017	1,052,600
2,750,000	Cumberland County, Pennsylvania Municipal Authority
	Revenue Bonds (Diakon Lutheran Ministries)	5.000	1/1/2027	2,412,740

The accompanying Notes to Financial Statements are an integral part of this schedule.
178

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Pennsylvania — continued
$2,000,000	Cumberland County, Pennsylvania Municipal Authority
	Revenue Bonds (Diakon Lutheran Ministries)	5.000%	1/1/2036	$1,656,860
9,500,000	Delaware County, Pennsylvania Industrial Development
	Authority Revenue Bonds †	2.450	5/1/2008	9,500,000
2,000,000	Lancaster County, Pennsylvania Hospital Authority
	Revenue Bonds ÷	5.500	3/15/2026	2,214,500
3,170,000	Millcreek Township, Pennsylvania School District
	General Obligation Bonds (FGIC Insured) ÷!	Zero Coupon	8/15/2009	3,067,070
435,000	Montgomery County, Pennsylvania Higher Education and
	Health Authority Revenue Bonds (Foulkeways at
	Gwynedd Project) ÷	6.750	11/15/2024	467,751
1,880,000	Montgomery County, Pennsylvania Higher Education and
	Health Authority Revenue Bonds (Foulkeways at
	Gwynedd Project) ÷	6.750	11/15/2030	2,021,545
2,000,000	Philadelphia, Pennsylvania Authority for Industrial
	Development Revenue Bonds (Please Touch
	Museum Project)	5.250	9/1/2026	1,909,260
1,000,000	York County, Pennsylvania Solid Waste & Refuse
	Authority Solid Waste System Revenue Bonds
	(FGIC Insured) !	5.500	12/1/2012	1,097,080
	Total Pennsylvania			34,643,358

Puerto Rico (0.6%)
6,655,000	Puerto Rico Industrial Tourist Educational Medical and
	Environmental Central Facilities Revenue Bonds (AES
	Cogen Facilities Project) (Subject to ‘AMT’)	6.625	6/1/2026	6,929,119
	Total Puerto Rico			6,929,119

South Carolina (1.6%)
1,000,000	Greenwood County, South Carolina Hospital Revenue
	Bonds (Self Memorial Hospital)	5.500	10/1/2026	1,013,870
4,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured) !	6.250	1/1/2021	4,393,360
5,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured) !	5.000	1/1/2022	5,006,350
605,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds
	(Palmetto Health Alliance) (Series C) ÷	6.875	8/1/2027	711,420
4,895,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds
	(Palmetto Health Alliance) (Series C) ÷	6.875	8/1/2027	5,756,030
2,000,000	Spartanburg, South Carolina Waterworks Revenue Bonds
	(FGIC Insured) ÷!	5.250	6/1/2028	2,225,760
	Total South Carolina			19,106,790

The accompanying Notes to Financial Statements are an integral part of this schedule.
179

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
South Dakota (1.1%)
$5,000,000	South Dakota Educational Enhancement Funding
	Corporation Tobacco Settlement Revenue Bonds (Series B)	6.500%	6/1/2032	$5,036,300
5,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds	5.000	11/1/2040	4,739,050
1,170,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.)	5.625	4/1/2032	1,170,679
1,770,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.) (ACA/CBI Insured) !	5.650	4/1/2022	1,758,123
	Total South Dakota			12,704,152

Tennessee (1.4%)
2,000,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities and Project Revenue Bonds (Federal
	Express Corporation)	5.350	9/1/2012	2,051,740
4,500,000	Memphis-Shelby County, Tennessee Airport Authority
	Special Facilities Revenue Bonds (Federal Express Corporation) 5.050		9/1/2012	4,564,170
4,155,000	Metropolitan Government, Nashville and Davidson
	County, Tennessee Industrial Development Board Revenue
	Bonds (Series A) (GNMA Insured) !	6.625	3/20/2036	4,406,378
5,000,000	Shelby County, Tennessee Health Educational and
	Housing Facilities Board Revenue Bonds (St. Jude
	Children’s Research Project) ÷	5.375	7/1/2024	5,245,000
	Total Tennessee			16,267,288

Texas (9.7%)
10,000,000	Alliance Airport Authority, Texas Facilities Income
	Revenue Bonds	4.850	4/1/2021	8,934,700
2,000,000	Amarillo, Texas Health Facilities Corporation Revenue
	Bonds (Baptist St. Anthony’s Hospital Corporation)
	(FSA Insured) !	5.500	1/1/2017	2,208,320
2,165,000	Arlington, Texas Independent School District Capital
	Appreciation Refunding General Obligation Bonds
	(PSF/GTD Insured) !	Zero Coupon	2/15/2009	2,127,329
2,500,000	Austin, Texas Higher Education Authority, Inc.,
	University Revenue Bonds (St. Edwards
	University Project) ÷	5.750	8/1/2031	2,674,600
2,250,000	Austin, Texas Utility System Revenue Bonds
	(FGIC Insured) !	6.000	11/15/2013	2,460,308
7,000,000	Austin, Texas Utility System Capital Appreciation
	Refunding Revenue Bonds (Financial Services
	Department) (Series A) (MBIA Insured) !	Zero Coupon	11/15/2008	6,900,880
8,100,000	Austin, Texas Utility System Capital Appreciation
	Refunding Revenue Bonds (Financial Services
	Department) (Series A) (MBIA Insured) !	Zero Coupon	11/15/2009	7,754,940

The accompanying Notes to Financial Statements are an integral part of this schedule.
180

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Texas — continued
$1,930,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dymaxion and
	Marrach Park Apartments) (Series A) (MBIA Insured) !	6.000%	8/1/2023	$1,941,966
1,720,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Pan American
	Apartments) (Series A-1) (GNMA Insured) !	7.000	3/20/2031	1,858,529
1,000,000	Bluebonnet Trails Community Mental Health and Mental
	Retardation Revenue Bonds	6.125	12/1/2016	1,039,990
500,000	Corpus Christi, Texas General Obligation Bonds
	(Series A) (FSA Insured) !	5.000	3/1/2012	535,465
1,000,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’) !	5.500	11/1/2016	1,029,180
500,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (Subject to ‘AMT’)	5.500	11/1/2017	511,955
9,750,000	Dallas-Fort Worth, Texas Regional Airport Revenue Bonds	6.125	11/1/2018	9,901,222
1,375,000	Deer Park, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) !	5.000	2/15/2013	1,486,320
475,000	Denton, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) !	6.250	2/15/2009	490,784
3,210,000	Denton, Texas Utility System Revenue Bonds (Series A)
	(FSA Insured) !	5.250	12/1/2015	3,465,067
700,000	Harris County Texas Industrial Development Authority
	Pollution Control Revenue Bonds †	2.500	5/1/2008	700,000
7,000,000	Harris County, Houston, Texas General Obligation Bonds
	(MBIA Insured) !	Zero Coupon	8/15/2024	3,054,520
2,000,000	Harris County, Texas Health Facilities Development
	Authority Hospital Revenue Bonds (Memorial Hermann
	Healthcare Project) (Series A) ÷	6.375	6/1/2029	2,222,380
2,000,000	Houston, Texas Airport System Revenue Bonds (Series A)
	(FSA Insured) (Subject to ‘AMT’) !	5.625	7/1/2030	2,009,680
5,000,000	Houston, Texas Water and Sewer System Revenue Bonds
	(Series A) (FSA Insured) ÷!	5.750	12/1/2032	5,753,850
5,315,000	Lewisville, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) !	Zero Coupon	8/15/2019	3,224,770
1,000,000	Lower Colorado River Authority, Texas Unrefunded
	Balance Revenue Bonds (Series A)	5.875	5/15/2015	1,039,510
2,600,000	North Texas Health Facilities Development Corporation
	Hospital Revenue Bonds (United Regional Healthcare
	System, Inc.) ÷	6.000	9/1/2023	2,953,522
1,000,000	North Texas Tollway Authority Revenue Bonds (Series A)	5.625	1/1/2033	1,018,180
5,000,000	North Texas Tollway Authority Revenue Bonds (Series D)	Zero Coupon	1/1/2028	1,805,500
310,000	Nueces County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dolphins Landing
	Apartments Project) (Series A) ÷	6.250	7/1/2010	320,041
1,000,000	Ridge Parc Development Corporation, Texas Multifamily
	Revenue Bonds (GNMA Insured) !	6.100	6/20/2033	1,066,850

The accompanying Notes to Financial Statements are an integral part of this schedule.
181

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Texas — continued
$2,795,000	Ridge Parc Development Corporation, Texas Multifamily
	Revenue Bonds (GNMA Insured) !	6.150%	11/20/2041	$2,894,754
425,000	San Antonio, Texas General Obligation Bonds (General
	Improvements)	5.250	2/1/2014	447,652
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured) !	5.500	5/15/2018	1,072,570
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured) !	5.500	5/15/2019	1,067,930
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured) !	5.500	5/15/2020	1,063,690
1,160,000	San Leanna Education Facilities Corporation Higher
	Education Revenue Bonds (Saint Edward’s University
	Project) (Series 2007)	5.125	6/1/2024	1,136,939
11,615,000	Southeast Texas Housing Finance Corporation Revenue
	Bonds (MBIA Insured) ÷!	Zero Coupon	9/1/2017	7,840,822
1,410,000	Tarrant County, Texas College District General
	Obligation Bonds	5.375	2/15/2013	1,547,419
2,000,000	Tarrant County, Texas Cultural Educational Facilities
	Finance Corporation Revenue Bonds (Texas Health
	Resources) (Series A)	5.000	2/15/2023	2,016,820
4,315,000	Texas State Veterans Land Board General Obligation Bonds ÷	0.050	7/1/2010	4,062,400
315,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2013	352,107
350,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2015	391,447
335,000	Westlake, Texas General Obligation Bonds ÷	6.500	5/1/2017	393,022
1,650,000	Westlake, Texas General Obligation Bonds	5.750	5/1/2024	1,739,512
2,000,000	Westlake, Texas General Obligation Bonds ÷	5.800	5/1/2032	2,270,860
430,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) !	6.875	8/15/2014	480,482
745,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) ÷!	6.875	8/15/2014	839,906
3,280,000	Wylie, Texas Independent School District Unrefunded
	General Obligation Bonds (PSF/GTD Insured) !	7.000	8/15/2024	3,613,117
	Total Texas			113,721,807

Virginia (0.9%)
2,500,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health Systems Project)	5.250	8/15/2019	2,746,675
3,625,000	Fairfax County, Virginia Water Authority Water Revenue Bonds	5.000	4/1/2021	4,009,758
3,240,000	Tobacco Settlement Authority, Virginia Tobacco
	Settlement Revenue Bonds ÷	5.250	6/1/2019	3,419,269
	Total Virginia			10,175,702

Washington (4.8%)
1,000,000	Energy Northwest, Washington Electric Revenue Bonds
	(Columbia Generating) (Series A) (MBIA Insured) !	5.750	7/1/2018	1,080,640
6,000,000	Franklin County, Washington School District Bonds
	(MBIA Insured) !	5.250	12/1/2022	6,351,540

The accompanying Notes to Financial Statements are an integral part of this schedule.
182

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Washington — continued
$10,000,000	King County, Washington Sewer Revenue Bonds (Series B)
	(FSA Insured) !	5.500%	1/1/2013	$10,826,600
8,270,000	Tobacco Settlement Authority, Washington Tobacco
	Settlement Revenue Bonds	6.500	6/1/2026	8,455,827
5,620,000	Washington State Economic Development Finance
	Authority Lease Revenue Bonds (MBIA Insured) !	5.000	6/1/2030	5,665,578
45,000	Washington State General Obligation Bonds (Series 93A) ÷	5.750	10/1/2012	48,044
2,955,000	Washington State General Obligation Bonds (Series 93A)	5.750	10/1/2012	3,150,414
955,000	Washington State General Obligation Bonds (Series A
	and AT-6)	6.250	2/1/2011	1,012,816
5,000,000	Washington State General Obligation Bonds (Series A)	6.750	2/1/2015	5,720,400
5,000,000	Washington State General Obligation Bonds (Series A)
	(FSA Insured) !	5.000	7/1/2021	5,287,700
2,500,000	Washington State General Obligation Bonds (Series B
	and AT-7)	6.250	6/1/2010	2,688,125
2,000,000	Washington State General Obligation Bonds (Series B
	and AT-7)	6.000	6/1/2012	2,225,900
1,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Series A)	5.000	12/1/2030	1,005,500
2,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Swedish Health Services) (AMBAC Insured) !	5.125	11/15/2018	2,033,520
1,000,000	Washington State Housing Finance Commission Nonprofit
	Housing Revenue Bonds (Crista Ministries Projects)
	(Series A)	5.350	7/1/2014	1,001,330
	Total Washington			56,553,934

West Virginia (0.3%)
3,465,000	West Virginia State Water Development Authority
	Revenue Bonds (Series B-II) (FGIC Insured) !	5.000	11/1/2033	3,406,164
	Total West Virginia			3,406,164

Wisconsin (1.1%)
1,500,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Aurora Health Care) (Series B)	5.500	2/15/2015	1,516,035
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Eagle River Memorial
	Hospital, Inc. Project)	5.750	8/15/2020	1,030,030
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Marshfield Clinic) (Series B)	6.000	2/15/2025	2,021,960
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Watertown Memorial
	Hospital, Inc.)	5.500	8/15/2029	2,014,960
6,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Wheaton Franciscan
	Services) ÷	5.750	8/15/2025	6,622,620
	Total Wisconsin			13,205,605

The accompanying Notes to Financial Statements are an integral part of this schedule.
183

Municipal Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value
Wyoming (0.6%)
$515,000	Kemmerer, Wyoming Pollution Control Term Revenue
	Bonds †	2.500%	5/1/2008	$515,000
5,825,000	Wyoming State Farm Loan Board Capital Facilities
	Revenue Bonds	5.750	10/1/2020	6,449,382
	Total Wyoming			6,964,382
	Total Long-Term Fixed Income (cost $1,107,262,780)			1,158,287,049
	Total Investments (cost $1,107,262,780) 99.1%			$1,158,287,049
	Other Assets and Liabilities, Net 0.9%			10,550,045
	Total Net Assets 100.0%			$1,168,837,094

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

! To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$60,218,246
Gross unrealized depreciation	(9,193,977)
Net unrealized appreciation (depreciation)	$51,024,269
Cost for federal income tax purposes	$1,107,262,780

The accompanying Notes to Financial Statements are an integral part of this schedule.
184

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Asset-Backed Securities (6.1%)
$2,214,305	Bear Stearns Mortgage Funding Trust †‡	3.035%	5/25/2008	$614,467
2,740,013	Capitalsource Commercial Loan Trust †‡ƒ	2.930	5/20/2008	2,356,792
4,053,639	Countrywide Asset-Backed Certificates ‡«	5.549	4/25/2036	3,950,749
2,766,947	Credit Based Asset Servicing and Securitization, LLC †‡	3.005	5/25/2008	2,731,007
5,000,000	Discover Card Master Trust ‡	5.650	3/16/2020	4,833,140
3,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †‡	2.985	5/25/2008	2,888,310
1,865,057	First Horizon ABS Trust †‡«	3.055	5/25/2008	1,056,573
5,000,000	Ford Credit Floor Plan Master Owner Trust †‡	2.896	5/15/2008	4,835,210
6,407,189	GMAC Mortgage Corporation Loan Trust †‡«	2.965	5/25/2008	5,122,547
1,241,659	GMAC Mortgage Corporation Loan Trust †~«	2.995	5/25/2008	1,131,243
5,871,376	GMAC Mortgage Corporation Loan Trust ±†«	3.075	5/25/2008	5,871,376
4,637,081	IndyMac Seconds Asset-Backed Trust ±†«	3.065	5/25/2008	2,530,153
7,250,000	Merna Re, Ltd. †‡≤	4.446	6/30/2008	6,822,975
3,134,464	Residential Funding Mortgage Securities II †‡«	3.025	5/25/2008	2,988,458
	Total Asset-Backed Securities			47,733,000

Basic Materials (1.1%)
2,970,000	Alcan, Inc. ‡	5.000	6/1/2015	2,872,563
1,000,000	Freeport-McMoRan Copper & Gold, Inc. †‡	5.882	10/1/2008	1,010,000
2,980,000	Lubrizol Corporation ‡	5.500	10/1/2014	2,900,660
2,000,000	Precision Castparts Corporation ‡	5.600	12/15/2013	1,955,816
	Total Basic Materials			8,739,039

Capital Goods (2.6%)
1,200,000	Caterpillar Financial Services Corporation ‡	5.450	4/15/2018	1,217,180
1,600,000	CRH America, Inc. ‡	6.000	9/30/2016	1,503,379
3,800,000	Honeywell International, Inc. ‡	5.300	3/1/2018	3,869,605
2,800,000	John Deere Capital Corporation	5.350	4/3/2018	2,803,114
1,170,000	Lockheed Martin Corporation ±	6.150	9/1/2036	1,195,257
3,250,000	Oakmont Asset Trust ‡≤	4.514	12/22/2008	3,268,128
1,200,000	Owens Corning, Inc. ±	7.000	12/1/2036	935,867
2,387,236	Systems 2001 Asset Trust, LLC ≤	6.664	9/15/2013	2,397,810
3,000,000	United Technologies Corporation	4.875	5/1/2015	3,023,718
	Total Capital Goods			20,214,058

Collateralized Mortgage Obligations (4.7%)
6,188,456	Banc of America Mortgage Securities, Inc. ‡	4.806	9/25/2035	5,942,124
2,018,263	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	2,026,806
2,517,191	HomeBanc Mortgage Trust ~	5.982	4/25/2037	2,085,364
5,116,000	J.P. Morgan Mortgage Trust ~	5.006	7/25/2035	4,961,292
4,112,212	Merrill Lynch Mortgage Investors, Inc. ~	4.875	6/25/2035	3,980,325
3,568,077	Thornburg Mortgage Securities Trust †	2.985	5/25/2008	3,529,085
3,665,405	Wachovia Mortgage Loan Trust, LLC	5.563	5/20/2036	3,538,208
4,444,892	Washington Mutual Alternative Loan Trust †	4.826	5/25/2008	3,364,366
1,998,021	Washington Mutual Mortgage Pass-Through Certificates †	3.185	5/25/2008	1,618,808
3,049,350	Washington Mutual Mortgage Pass-Through Certificates	4.836	9/25/2035	2,988,402
2,445,588	Zuni Mortgage Loan Trust ±†	3.025	5/25/2008	2,322,545
	Total Collateralized Mortgage Obligations			36,357,325

The accompanying Notes to Financial Statements are an integral part of this schedule.
185

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Commercial Mortgage-Backed Securities (13.4%)
$6,000,000	Banc of America Commercial Mortgage, Inc. ‡	5.001%	9/10/2010	$6,004,428
2,446,580	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	2,434,220
2,000,000	Banc of America Commercial Mortgage, Inc. ‡	5.118	7/11/2043	1,993,220
4,000,000	Banc of America Large Loan Trust †‡≤	2.826	5/15/2008	3,750,872
4,000,000	Banc of America Large Loan Trust †‡≤	2.926	5/15/2008	3,798,712
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	2.866	5/15/2008	2,782,698
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ‡	5.835	9/11/2042	2,760,633
7,500,000	Citigroup Commercial Mortgage Trust †‡≤	2.856	5/15/2008	6,947,932
180,131	Commercial Mortgage Pass-Through Certificates †‡≤	2.816	5/15/2008	174,855
4,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.846	5/15/2008	3,789,360
7,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.896	5/15/2008	6,537,342
4,000,000	Credit Suisse Mortgage Capital Certificates †‡≤	2.886	5/15/2008	3,812,680
6,500,000	Crown Castle International Corporation ±≤	5.245	11/15/2036	6,356,805
6,200,000	Greenwich Capital Commercial Funding Corporation ‡	5.867	8/10/2017	5,725,731
6,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.882	7/15/2017	5,985,144
2,750,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	4.302	1/15/2038	2,689,519
5,914,584	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.284	5/15/2047	5,878,263
5,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.819	6/15/2049	4,994,165
6,500,000	Merrill Lynch Mortgage Trust ‡	4.747	5/12/2043	6,279,611
5,500,000	Merrill Lynch Mortgage Trust ±	5.266	1/12/2044	5,329,098
10,000,000	Wachovia Bank Commercial Mortgage Trust †~≤	2.836	5/15/2008	9,392,630
6,000,000	Wachovia Bank Commercial Mortgage Trust ~	5.765	7/15/2045	5,996,202
1,303,592	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	1,282,124
	Total Commercial Mortgage-Backed Securities			104,696,244

Communications Services (6.8%)
2,475,000	AT&T, Inc. ‡	5.500	2/1/2018	2,474,584
1,225,000	AT&T, Inc. ‡	6.500	9/1/2037	1,247,359
1,925,000	British Telecom plc ‡	9.125	12/15/2030	2,469,594
3,520,000	Comcast Corporation ±	6.500	1/15/2015	3,672,346
2,700,000	Comcast Corporation ~	5.900	3/15/2016	2,731,736
4,000,000	Cox Communications, Inc. ~	4.625	6/1/2013	3,841,692
770,000	Cox Communications, Inc. ‡	5.450	12/15/2014	766,048
3,300,000	Intelsat Intermediate, Inc. >‡	Zero Coupon	2/1/2015	2,821,500
765,000	New Cingular Wireless Services, Inc. ±	8.750	3/1/2031	941,616
1,350,000	News America, Inc.	6.400	12/15/2035	1,350,969
1,225,000	News America, Inc. ≤	6.650	11/15/2037	1,266,273
2,960,000	Rogers Cable, Inc. ~	5.500	3/15/2014	2,900,238
2,200,000	Rogers Cable, Inc. ±	6.750	3/15/2015	2,256,584
320,000	Rogers Cable, Inc. ±	8.750	5/1/2032	330,096
2,000,000	Rogers Wireless Communications, Inc. ‡	6.375	3/1/2014	2,041,000
1,800,000	Rogers Wireless Communications, Inc. ~	7.500	3/15/2015	1,907,235
2,900,000	Sprint Capital Corporation	6.900	5/1/2019	2,392,500
3,550,000	Telecom Italia Capital SA ±	5.250	11/15/2013	3,403,704
1,750,000	Telecom Italia Capital SA	5.250	10/1/2015	1,636,472

The accompanying Notes to Financial Statements are an integral part of this schedule.
186

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Communications Services — continued
$2,600,000	Telefonica Emisones SAU ~	6.221%	7/3/2017	$2,712,161
2,000,000	Time Warner Cable, Inc. ~	5.850	5/1/2017	1,984,704
1,150,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	1,296,646
3,000,000	Verizon Communications, Inc. ±	5.550	2/15/2016	3,025,914
1,165,000	Verizon Communications, Inc.	5.500	4/1/2017	1,169,735
1,500,000	Verizon Communications, Inc.	5.500	2/15/2018	1,504,250
1,000,000	Verizon Communications, Inc.	6.900	4/15/2038	1,083,032
	Total Communications Services			53,227,988

Consumer Cyclical (3.0%)
3,500,000	D.R. Horton, Inc. ‡	5.375	6/15/2012	3,167,500
1,850,000	Ford Motor Credit Company ‡	6.625	6/16/2008	1,836,292
4,250,000	Ford Motor Credit Company	7.375	10/28/2009	4,091,169
700,000	JC Penney & Company, Inc.	7.950	4/1/2017	719,664
2,300,000	McDonald’s Corporation	5.800	10/15/2017	2,407,120
1,400,000	McDonald’s Corporation	6.300	3/1/2038	1,443,971
2,650,000	Nissan Motor Acceptance Corporation ≤	5.625	3/14/2011	2,654,627
2,370,930	SLM Private Credit Student Loan Trust †	2.810	6/15/2008	2,331,691
1,400,000	Station Casinos, Inc. *	6.875	3/1/2016	899,500
1,800,000	Walmart Stores, Inc.	4.250	4/15/2013	1,807,299
1,930,000	Walmart Stores, Inc.	5.875	4/5/2027	1,937,716
	Total Consumer Cyclical			23,296,549

Consumer Non-Cyclical (5.5%)
3,200,000	Abbott Laboratories ‡	5.150	11/30/2012	3,321,034
800,000	AmerisourceBergen Corporation ‡	5.625	9/15/2012	797,954
2,000,000	AmerisourceBergen Corporation ‡	5.875	9/15/2015	1,937,684
1,315,000	Archer-Daniels-Midland Company ‡	6.450	1/15/2038	1,362,777
4,700,000	AstraZeneca plc ‡	5.400	9/15/2012	4,869,303
2,215,000	Baxter International, Inc.	5.900	9/1/2016	2,316,956
3,800,000	Bunge Limited Finance Corporation ‡	5.350	4/15/2014	3,534,650
3,500,000	Cargill, Inc. ~≤	5.600	9/15/2012	3,527,968
2,400,000	Community Health Systems, Inc. ‡	8.875	7/15/2015	2,496,000
1,000,000	General Mills, Inc. ‡	5.650	9/10/2012	1,029,369
2,400,000	General Mills, Inc.	5.200	3/17/2015	2,412,506
2,200,000	Johnson & Johnson Company ‡	5.950	8/15/2037	2,369,965
3,400,000	Kellogg Company ~	4.250	3/6/2013	3,342,962
1,500,000	Kroger Company ‡	6.400	8/15/2017	1,595,800
875,000	Kroger Company ‡	6.150	1/15/2020	911,225
900,000	Safeway, Inc.	6.350	8/15/2017	956,262
2,000,000	Schering-Plough Corporation ~	6.000	9/15/2017	2,019,638
3,500,000	Tesco plc ‡≤	5.500	11/15/2017	3,525,476
910,000	Wyeth ±	5.950	4/1/2037	901,262
	Total Consumer Non-Cyclical			43,228,791

The accompanying Notes to Financial Statements are an integral part of this schedule.
187

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Energy (7.1%)
$2,200,000	Apache Corporation ‡	5.250%	4/15/2013	$2,257,647
3,650,000	CenterPoint Energy Resources Corporation ~	6.125	11/1/2017	3,674,481
1,100,000	Consolidated Natural Gas Company ‡	5.000	12/1/2014	1,063,432
3,350,000	Energy Transfer Partners, LP ~	6.700	7/1/2018	3,480,101
3,100,000	Enterprise Products Operating, LP ‡	5.600	10/15/2014	3,068,154
2,250,000	Enterprise Products Operating, LP ‡	6.300	9/15/2017	2,292,766
1,500,000	EOG Resources, Inc. ‡	5.875	9/15/2017	1,556,055
1,800,000	Magellan Midstream Partners, LP ±	6.450	6/1/2014	1,841,940
1,600,000	Marathon Oil Corporation ±	6.000	10/1/2017	1,629,808
735,000	Nexen, Inc. ~	5.650	5/15/2017	724,232
1,925,000	Nexen, Inc. ±	6.400	5/15/2037	1,882,521
1,750,000	Oneok Partners, LP	6.850	10/15/2037	1,721,414
1,850,000	Plains All American Pipeline, LP/PAA Finance Corporation	6.500	5/1/2018	1,889,394
1,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	1,549,646
1,850,000	Premcor Refining Group, Inc.	6.750	5/1/2014	1,850,431
2,550,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ≤	5.298	9/30/2020	2,360,152
900,000	Ras Laffan Liquefied Natural Gas Company, Ltd. III	5.832	9/30/2016	861,516
2,000,000	Southern Natural Gas Company ≤	5.900	4/1/2017	1,991,532
2,400,000	Southern Star Central Corporation	6.750	3/1/2016	2,310,000
2,000,000	Transcontinental Gas Pipe Corporation ~	8.875	7/15/2012	2,205,000
600,000	Transcontinental Gas Pipe Corporation ±	6.400	4/15/2016	609,000
3,100,000	Transocean, Inc. ~	6.000	3/15/2018	3,206,739
2,500,000	Weatherford International, Ltd.	5.150	3/15/2013	2,509,492
1,350,000	Weatherford International, Ltd.	6.000	3/15/2018	1,386,310
4,600,000	Western Oil Sands, Inc. ~	8.375	5/1/2012	5,078,262
1,900,000	XTO Energy, Inc.	5.300	6/30/2015	1,903,116
600,000	XTO Energy, Inc.	6.375	6/15/2038	605,267
	Total Energy			55,508,408

Financials (23.2%)
775,000	Ace INA Holdings, Inc.	5.800	3/15/2018	781,088
1,250,000	American Express Bank FSB/Salt Lake City, UT ‡	6.000	9/13/2017	1,256,788
1,450,000	American Express Centurion Bank ‡	5.550	10/17/2012	1,451,657
1,800,000	American Express Company ‡	7.000	3/19/2018	1,936,210
2,600,000	AXA SA ±≤	6.463	12/14/2018	2,153,086
720,000	BAC Capital Trust XI ‡	6.625	5/23/2036	701,551
500,000	Bank of America Corporation ‡	6.000	9/1/2017	520,684
3,850,000	Bank of America Corporation	5.650	5/1/2018	3,857,276
1,475,000	Bank of America Corporation	8.125	5/15/2018	1,507,420
4,600,000	Bear Stearns Companies, Inc. ‡	6.950	8/10/2012	4,824,406
2,200,000	Bear Stearns Companies, Inc. ±‡	6.400	10/2/2017	2,269,769
2,100,000	BNP Paribas SA ‡≤	5.186	6/29/2015	1,817,676
3,500,000	Capmark Financial Group, Inc. ≤	6.300	5/10/2017	2,546,520
2,250,000	CIGNA Corporation ~	6.350	3/15/2018	2,294,102
3,600,000	CIT Group, Inc. ‡	7.625	11/30/2012	3,358,058
1,100,000	Citigroup Capital XXI ~	8.300	12/21/2037	1,123,028
1,900,000	Citigroup, Inc.	5.000	9/15/2014	1,810,822
2,200,000	Citigroup, Inc. ‡	6.000	8/15/2017	2,210,751
1,850,000	Citigroup, Inc.	8.400	4/30/2018	1,872,348

The accompanying Notes to Financial Statements are an integral part of this schedule.
188

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Financials — continued
$1,000,000	Corestates Capital Trust I ‡≤	8.000%	12/15/2026	$1,031,187
4,900,000	Countrywide Financial Corporation, Convertible †‡≤	Zero Coupon	7/15/2008	4,532,500
1,200,000	Coventry Health Care, Inc. ‡	5.875	1/15/2012	1,166,612
1,000,000	Coventry Health Care, Inc. ‡	6.125	1/15/2015	945,687
1,000,000	Coventry Health Care, Inc. ‡	5.950	3/15/2017	915,370
2,400,000	Credit Agricole SA ‡≤	6.637	5/31/2017	1,967,938
2,500,000	Credit Suisse/New York NY ‡	6.000	2/15/2018	2,533,752
2,800,000	Endurance Specialty Holdings, Ltd. ~	6.150	10/15/2015	2,642,903
1,500,000	ERP Operating, LP ~	5.125	3/15/2016	1,375,371
3,200,000	General Electric Capital Corporation ~	4.375	3/3/2012	3,184,214
1,630,000	General Electric Capital Corporation ‡	5.625	9/15/2017	1,660,739
2,500,000	General Electric Capital Corporation *‡	6.375	11/15/2017	2,502,408
1,700,000	General Electric Capital Corporation	5.625	5/1/2018	1,717,381
700,000	General Electric Capital Corporation ~	6.150	8/7/2037	689,644
350,000	General Electric Capital Corporation	5.875	1/14/2038	333,699
4,550,000	General Motors Acceptance Corporation, LLC	6.000	12/15/2011	3,605,702
3,500,000	Goldman Sachs Group, Inc. ‡	6.600	1/15/2012	3,672,666
3,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	3,450,251
1,400,000	Goldman Sachs Group, Inc.	6.150	4/1/2018	1,416,173
700,000	Goldman Sachs Group, Inc. ‡	6.750	10/1/2037	685,929
2,500,000	HSBC Capital Funding, LP/Jersey Channel Islands ±≤	9.547	6/30/2010	2,605,378
815,000	HSBC Holdings plc ‡	6.500	5/2/2036	801,587
2,095,000	International Lease Finance Corporation ‡	5.750	6/15/2011	2,089,134
1,700,000	J.P. Morgan Chase & Company ‡	5.750	1/2/2013	1,760,355
900,000	J.P. Morgan Chase & Company	7.900	4/30/2018	916,830
2,940,000	J.P. Morgan Chase Bank NA ‡	5.875	6/13/2016	2,980,440
1,750,000	Keybank National Association ‡	5.500	9/17/2012	1,714,529
2,000,000	Lehman Brothers Holdings, Inc. ‡	5.250	2/6/2012	1,950,142
3,500,000	Lehman Brothers Holdings, Inc. ‡	5.625	1/24/2013	3,448,683
1,600,000	Lehman Brothers Holdings, Inc.	6.875	7/17/2037	1,483,352
1,830,000	Liberty Property, LP ‡	5.500	12/15/2016	1,626,131
3,795,000	Lincoln National Corporation ‡	7.000	5/17/2016	3,497,001
2,750,000	Merrill Lynch & Company, Inc. ±	5.450	2/5/2013	2,675,593
3,000,000	Merrill Lynch & Company, Inc.	6.875	4/25/2018	3,024,483
850,000	Merrill Lynch & Company, Inc. ±	6.110	1/29/2037	716,997
2,200,000	MetLife Capital Trust X	9.250	4/8/2038	2,480,069
4,420,000	Mitsubishi UFG Capital Finance, Ltd. ±	6.346	7/25/2016	3,994,858
1,600,000	Morgan Stanley *	6.625	4/1/2018	1,658,910
2,280,000	Morgan Stanley ~	6.250	8/9/2026	2,172,320
3,850,000	Nationwide Health Properties, Inc. ‡	6.250	2/1/2013	3,828,159
3,272,733	Preferred Term Securities XXIII, Ltd. ±†≤ ƒ	3.000	6/23/2008	2,775,278
2,050,000	ProLogis ~	5.500	4/1/2012	2,004,228
1,400,000	ProLogis ±	5.625	11/15/2015	1,305,895
1,600,000	Prudential Financial, Inc. *	6.000	12/1/2017	1,613,205
725,000	Prudential Financial, Inc. ±	5.900	3/17/2036	642,220
725,000	Prudential Financial, Inc. ±	5.700	12/14/2036	648,309
1,600,000	QBE Capital Funding II, LP ~≤	6.797	6/1/2017	1,374,378

The accompanying Notes to Financial Statements are an integral part of this schedule.
189

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Financials — continued
$2,250,000	RBS Capital Trust I ±	5.512%	9/30/2014	$1,897,274
1,500,000	Regency Centers, LP	5.875	6/15/2017	1,344,336
3,100,000	Reinsurance Group of America, Inc. ~	5.625	3/15/2017	2,709,158
4,000,000	Resona Bank, Ltd. ~≤	5.850	4/15/2016	3,373,672
700,000	Santander Perpetual SA Unipersonal ≤	6.671	10/24/2017	665,154
1,400,000	Simon Property Group, LP	5.375	6/1/2011	1,398,781
1,485,000	Simon Property Group, LP	5.750	12/1/2015	1,451,822
2,875,000	SLM Corporation	5.400	10/25/2011	2,550,128
2,340,000	SMFG Preferred Capital GBP 1, Ltd. ≤	6.078	1/25/2017	2,085,385
2,600,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	2,359,248
550,000	Travelers Companies, Inc. ±	6.250	6/15/2037	538,412
2,000,000	Travelers Property Casualty Corporation ~	5.000	3/15/2013	2,011,450
1,500,000	United Health Group	6.500	6/15/2037	1,387,996
2,200,000	UnitedHealth Group, Inc.	6.000	11/15/2017	2,182,664
2,420,000	Wachovia Bank NA	4.875	2/1/2015	2,329,487
725,000	Wachovia Bank NA	6.600	1/15/2038	701,068
2,225,000	Wachovia Capital Trust III	5.800	3/15/2011	1,768,875
700,000	Wachovia Corporation	7.980	3/15/2018	688,688
1,030,000	Washington Mutual Bank FA	5.125	1/15/2015	875,500
800,000	Washington Mutual Preferred Funding ≤	6.665	12/1/2020	512,000
4,600,000	Washington Mutual Preferred Funding II ~≤	6.895	6/15/2012	2,852,000
3,075,000	WEA Finance, LLC	7.125	4/15/2018	3,181,899
4,000,000	WellPoint, Inc. ~	5.000	12/15/2014	3,791,888
1,000,000	Wells Fargo & Company	5.625	12/11/2017	1,030,746
2,940,000	Willis North America, Inc. ‡	6.200	3/28/2017	2,869,272
	Total Financials			180,668,733

Foreign (0.6%)
2,400,000	Pemex Finance, Ltd. ‡	9.030	2/15/2011	2,562,000
1,900,000	United Mexican States	6.050	1/11/2040	1,890,500
	Total Foreign			4,452,500

Mortgage-Backed Securities (8.2%)
20,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	6/1/2037	20,056,240
14,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	5/1/2038	14,074,368
24,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	5/1/2038	24,532,514
5,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	5/1/2038	5,173,440
	Total Mortgage-Backed Securities			63,836,562

The accompanying Notes to Financial Statements are an integral part of this schedule.
190

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Technology (1.1%)
$2,100,000	Hewlett-Packard Company ±	4.500%	3/1/2013	$2,117,098
1,500,000	Hewlett-Packard Company ‡	5.500	3/1/2018	1,530,687
3,500,000	IBM International Group Capital, LLC ‡	5.050	10/22/2012	3,609,830
1,250,000	International Business Machines Corporation ‡	5.700	9/14/2017	1,302,340
	Total Technology			8,559,955

Transportation (4.5%)
1,800,000	Burlington Northern Santa Fe Corporation ‡	7.000	12/15/2025	1,895,344
408,261	Continental Airlines, Inc. ‡	7.875	7/2/2018	338,857
2,250,000	Continental Airlines, Inc. ‡	5.983	4/19/2022	1,960,312
4,500,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	4,398,750
4,277,575	FedEx Corporation ‡	6.720	1/15/2022	4,354,308
1,750,000	Hertz Corporation ‡	8.875	1/1/2014	1,763,125
3,650,000	Kansas City Southern de Mexico SA de CV ≤	7.375	6/1/2014	3,462,938
6,800,000	Northwest Airlines, Inc. ~	6.841	4/1/2011	6,579,000
2,919,235	Piper Jaffray Equipment Trust Securities ~≤	6.750	4/1/2011	2,641,908
6,500,000	Union Pacific Corporation ~	5.450	1/31/2013	6,543,218
1,400,000	Union Pacific Corporation	5.700	8/15/2018	1,416,160
	Total Transportation			35,353,920

U.S. Government (7.4%)
8,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	8,371,424
3,250,000	Federal Home Loan Mortgage Corporation ~	5.000	12/14/2018	3,152,851
1,020,000	U.S. Treasury Bonds ‡	7.625	2/15/2025	1,401,862
175,000	U.S. Treasury Bonds *	4.750	2/15/2037	182,342
1,250,000	U.S. Treasury Bonds *	5.000	5/15/2037	1,354,688
790,000	U.S. Treasury Notes	2.125	4/30/2010	787,716
2,900,000	U.S. Treasury Notes *	4.625	8/31/2011	3,087,366
650,000	U.S. Treasury Notes *	3.625	12/31/2012	667,469
2,800,000	U.S. Treasury Notes *	2.750	2/28/2013	2,764,126
3,250,000	U.S. Treasury Notes *	2.500	3/31/2013	3,171,288
23,020,475	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	24,279,419
17,000,000	U.S. Treasury Principal Strips ‡	Zero Coupon	11/15/2022	8,676,613
	Total U.S. Government			57,897,164

U.S. Municipals (0.9%)
945,000	California Infrastructure & Economic Bank Revenue Bonds ÷‡	5.000	7/1/2036	1,007,436
2,500,000	Little Rock, Arkansas Sewer Revenue Bonds ±	5.000	10/1/2037	2,558,275
3,500,000	Missouri Joint Municipal Electric Utility Commission
	Revenue Bonds (Power Project) ‡	5.000	1/1/2032	3,494,960
	Total U.S. Municipals			7,060,671

The accompanying Notes to Financial Statements are an integral part of this schedule.
191

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.3%)	Rate	Date	Value
Utilities (6.1%)
$2,000,000	Baltimore Gas & Electric Company ‡	5.900%	10/1/2016	$1,953,226
1,250,000	Carolina Power & Light, Inc. ‡	5.150	4/1/2015	1,259,976
1,065,000	Cleveland Electric Illuminating Company ‡	5.700	4/1/2017	1,021,109
1,885,000	Commonwealth Edison Company ~	5.400	12/15/2011	1,907,041
2,170,000	Commonwealth Edison Company ~	7.500	7/1/2013	2,343,140
1,000,000	Commonwealth Edison Company ‡	6.150	9/15/2017	1,024,125
1,500,000	DTE Energy Company ‡	6.375	4/15/2033	1,444,557
2,000,000	Exelon Corporation ‡	4.900	6/15/2015	1,872,820
2,000,000	Illinois Power Company	6.125	11/15/2017	1,959,632
2,000,000	ITC Holdings Corporation ‡≤	5.875	9/30/2016	1,943,660
2,500,000	ITC Holdings Corporation ‡	6.050	1/31/2018	2,435,082
1,600,000	MidAmerican Energy Holdings Company ~	6.125	4/1/2036	1,598,611
2,200,000	MidAmerican Energy Holdings Company ‡	6.500	9/15/2037	2,309,710
1,700,000	Nevada Power Company ~	6.750	7/1/2037	1,671,930
4,100,000	NiSource Finance Corporation ±	7.875	11/15/2010	4,309,900
1,700,000	Nisource Finance Corporation ±	6.400	3/15/2018	1,675,617
1,500,000	NRG Energy, Inc.	7.250	2/1/2014	1,541,250
1,000,000	NRG Energy, Inc.	7.375	2/1/2016	1,030,000
950,000	Ohio Edison Company ±	6.875	7/15/2036	943,316
898,038	Power Contract Financing, LLC ≤	6.256	2/1/2010	914,589
1,685,257	Power Receivables Finance, LLC ≤	6.290	1/1/2012	1,736,877
725,000	Progress Energy, Inc.	7.000	10/30/2031	793,289
3,200,000	PSEG Power, LLC ‡	5.000	4/1/2014	3,094,896
1,360,000	PSI Energy, Inc. ±	5.000	9/15/2013	1,338,598
1,730,000	Southwestern Public Service Company	6.000	10/1/2036	1,586,938
750,000	TXU Corporation	5.550	11/15/2014	612,681
1,600,000	Union Electric Company ±	6.400	6/15/2017	1,637,416
700,000	Virginia Electric and Power Company	5.950	9/15/2017	719,607
700,000	Virginia Electric and Power Company	6.350	11/30/2037	714,974
	Total Utilities			47,394,567
	Total Long-Term Fixed Income (cost $821,018,598)			798,225,474

Shares	Preferred Stock (0.3%)			Value
93,000	Federal National Mortgage Association *			$2,328,720
	Total Preferred Stock (cost $2,331,450)			2,328,720

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value
1,275	Call on U.S. Treasury Bond Futures	$116.50	5/23/2008	$717,188
	Total Options Purchased (cost $3,669,450)			717,188

The accompanying Notes to Financial Statements are an integral part of this schedule.
192

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.8%)	Rate (+)	Date	Value
53,211,656	Thrivent Financial Securities Lending Trust	2.740%	N/A	$53,211,656
	Total Collateral Held for Securities Loaned
	(cost $53,211,656)			53,211,656

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.8%)	Rate (+)	Date	Value
$800,000	Federal National Mortgage Association	3.261%	5/16/2008	$798,916
9,485,000	Rabobank USA Finance Corporation	2.310	5/1/2008	9,485,000
5,000,000	Three Pillars, Inc.	2.670	5/2/2008	4,999,629
5,000,000	Three Pillars, Inc.	2.650	5/5/2008	4,998,528
17,116,692	Thrivent Money Market Fund	2.700	N/A	17,116,692
	Total Short-Term Investments (at amortized cost)			37,398,765
	Total Investments (cost $917,629,919) 114.3%			$891,881,803
	Other Assets and Liabilities, Net (14.3%)			(111,610,971)
	Total Net Assets 100.0%			$780,270,832

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	90	June 2008	$19,153,400	$19,141,875	($11,525)
5-Yr. U.S. Treasury Bond Futures	(810)	June 2008	(90,853,940)	(90,707,348)	146,592
10-Yr. U.S. Treasury Bond Futures	(695)	June 2008	(81,421,506)	(80,489,687)	931,819
20-Yr. U.S. Treasury Bond Futures	380	June 2008	44,204,908	44,418,439	213,531
EURO Foreign Exchange Currency	(32)	June 2008	(6,181,240)	(6,243,600)	(62,360)
Futures
Total Futures					$1,218,057

The accompanying Notes to Financial Statements are an integral part of this schedule.
193

Income Fund
Schedule of Investments as of April 30, 2008 (unaudited)

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
CDX IG, 5 Year,	Buy	June 2013	$5,500,000	($155,006)	($36,388)
Series 10, at 1.55%;
Bank of America
CDX IG Hvol, 5 Year,	Buy	June 2013	3,700,000	(195,875)	(58,727)
Series 10, at 3.50%;
J.P. Morgan Chase and Co.
LCDX North America, 5 Year,	Sell	December 2012	9,000,000	(273,187)	(53,293)
Series 9, at 2.43%;
J.P. Morgan Chase and Co.
Total Swaps				($624,068)	($148,408)

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2008, $1,678,445 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $286,762,117 and $20,703,502 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2008 the value of these investments was $117,009,625 or 15.0% of total net assets.

« All or a portion of the security is insured or guaranteed.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of April 30, 2008.

	Acquisition
Security	Date	Cost
Capital Source Commercial Loan Trust	4/5/2007	$2,740,013
Preferred Term Securities XXIII, Ltd.	9/14/2006	3,272,733

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,228,969
Gross unrealized depreciation	(34,977,085)
Net unrealized appreciation (depreciation)	($25,748,116)
Cost for federal income tax purposes	$917,629,919

The accompanying Notes to Financial Statements are an integral part of this schedule.
194

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (114.8%)	Rate	Date	Value
Asset-Backed Securities (16.2%)
$5,000,000	Americredit Automobile Receivables Trust †‡«	2.821%	5/6/2008	$4,811,380
1,488,677	Associates Manufactured Housing Contract Pass-Through
	Certificates ‡	7.900	3/15/2027	1,511,861
708,799	Bear Stearns Asset-Backed Securities, Inc. †~	3.135	5/25/2008	707,295
2,214,305	Bear Stearns Mortgage Funding Trust ±†~	3.035	5/25/2008	614,467
3,000,000	Citibank Credit Card Issuance Trust ±	5.650	9/20/2019	2,961,528
2,837,547	Countrywide Asset-Backed Certificates ~«	5.549	4/25/2036	2,765,524
3,689,262	Credit Based Asset Servicing and Securitization, LLC †‡	3.005	5/25/2008	3,641,342
2,500,000	Credit Based Asset Servicing and Securitization, LLC ‡	5.501	12/25/2036	2,424,940
3,500,000	Discover Card Master Trust ±	5.650	3/16/2020	3,383,198
2,500,000	First Franklin Mortgage Loan Asset-Backed Certificates †‡	2.985	5/25/2008	2,406,925
2,984,455	First Horizon ABS Trust ±†«	3.025	5/25/2008	2,381,330
2,486,743	First Horizon ABS Trust †‡«	3.055	5/25/2008	1,408,765
3,942,885	GMAC Mortgage Corporation Loan Trust ±†«	2.965	5/25/2008	3,152,337
744,996	GMAC Mortgage Corporation Loan Trust †‡«	2.995	5/25/2008	678,746
4,892,813	GMAC Mortgage Corporation Loan Trust †‡«	3.075	5/25/2008	4,892,813
974,299	Green Tree Financial Corporation ±	7.650	10/15/2027	1,012,481
2,300,000	Merna Re, Ltd. †‡≤	4.446	6/30/2008	2,164,530
691,313	National Collegiate Student Loan Trust †‡	2.955	5/25/2008	689,244
463,433	PG&E Energy Recovery Funding, LLC ‡	3.870	6/25/2011	464,066
562,140	Popular ABS Mortgage Pass-Through Trust ±	4.000	12/25/2034	550,457
5,000,000	Renaissance Home Equity Loan Trust ±	5.608	5/25/2036	4,849,060
411,395	Residential Asset Securities Corporation ±	4.160	7/25/2030	410,956
2,507,571	Residential Funding Mortgage Securities II †‡«	3.025	5/25/2008	2,390,766
886,148	SLM Student Loan Trust †~	2.930	7/25/2008	883,309
5,000,000	Textron Financial Floorplan Master Note Trust ±†≤	2.837	5/13/2008	4,999,515
3,422,528	Wachovia Asset Securitization, Inc. †~≤«	3.035	5/25/2008	2,962,109
	Total Asset-Backed Securities			59,118,944

Basic Materials (0.8%)
1,020,000	Alcan, Inc. ±	5.000	6/1/2015	986,537
2,000,000	Precision Castparts Corporation ±	5.600	12/15/2013	1,955,816
	Total Basic Materials			2,942,353

Capital Goods (2.2%)
365,000	Caterpillar Financial Services Corporation ±	5.850	9/1/2017	380,743
890,000	Goodrich Corporation ±	6.290	7/1/2016	938,019
775,000	Honeywell International, Inc. ±	5.300	3/1/2018	789,196
1,500,000	John Deere Capital Corporation ‡	5.350	1/17/2012	1,546,552
410,000	Lockheed Martin Corporation ±	6.150	9/1/2036	418,851
2,750,000	Oakmont Asset Trust ±≤	4.514	12/22/2008	2,765,340
1,150,000	United Technologies Corporation ‡	4.875	5/1/2015	1,159,092
	Total Capital Goods			7,997,793

Collateralized Mortgage Obligations (6.1%)
3,867,785	Banc of America Mortgage Securities, Inc. ±‡	4.806	9/25/2035	3,713,828
2,517,191	HomeBanc Mortgage Trust ±‡	5.982	4/25/2037	2,085,364
3,586,690	J.P. Morgan Alternative Loan Trust ±	5.797	3/25/2036	2,948,431
3,426,843	Merrill Lynch Mortgage Investors, Inc. ±~	4.875	6/25/2035	3,316,938

The accompanying Notes to Financial Statements are an integral part of this schedule.
195

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (114.8%)	Rate	Date	Value
Collateralized Mortgage Obligations — continued
$2,854,462	Thornburg Mortgage Securities Trust †~	2.985%	5/25/2008	$2,823,268
2,822,622	Thornburg Mortgage Securities Trust ±†	3.005	5/25/2008	2,678,474
3,049,350	Washington Mutual Mortgage Pass-Through Certificates ‡	4.836	9/25/2035	2,988,402
1,630,392	Zuni Mortgage Loan Trust †‡	3.025	5/25/2008	1,548,363
	Total Collateralized Mortgage Obligations			22,103,068

Commercial Mortgage-Backed Securities (18.5%)
5,000,000	Banc of America Commercial Mortgage, Inc. ±‡~	6.085	6/11/2035	5,057,975
5,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †~	2.866	5/15/2008	4,637,830
1,750,000	Bear Stearns Commercial Mortgage Securities, Inc. ‡	5.835	9/11/2042	1,610,369
127,444	Citigroup Commercial Mortgage Trust †‡≤	2.786	5/15/2008	119,121
150,109	Commercial Mortgage Pass-Through Certificates †‡≤	2.816	5/15/2008	145,713
4,000,000	Commercial Mortgage Pass-Through Certificates ±†≤	2.846	5/15/2008	3,789,360
4,000,000	Credit Suisse Mortgage Capital Certificates †~≤	2.886	5/15/2008	3,812,680
4,000,000	Crown Castle International Corporation ‡≤	5.245	11/15/2036	3,911,880
3,734,112	First Union National Bank Commercial Mortgage Trust ±	7.390	12/15/2031	3,854,137
3,500,000	Greenwich Capital Commercial Funding Corporation ±	5.867	8/10/2017	3,232,268
3,000,000	GS Mortgage Securities Corporation II ±†	2.871	5/6/2008	2,779,314
3,125,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±	5.882	7/15/2017	3,117,262
4,700,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	5.198	12/15/2044	4,716,586
3,647,327	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	5.284	5/15/2047	3,624,929
2,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.819	6/15/2049	2,497,082
5,500,000	LB-UBS Commercial Mortgage Trust ±	4.187	8/15/2029	5,468,282
3,500,000	Merrill Lynch Mortgage Trust ‡	4.747	5/12/2043	3,381,329
3,250,000	Merrill Lynch Mortgage Trust ±	5.266	1/12/2044	3,149,013
3,500,000	TIAA Real Estate CDO, Ltd. ±	5.815	8/15/2039	3,507,298
3,125,000	Wachovia Bank Commercial Mortgage Trust ‡	5.765	7/15/2045	3,123,022
1,955,388	Washington Mutual Asset Securities Corporation ‡≤	3.830	1/25/2035	1,923,186
	Total Commercial Mortgage-Backed Securities			67,458,636

Communications Services (2.2%)
300,000	AT&T, Inc. ±	6.500	9/1/2037	305,476
500,000	British Telecom plc ±	9.125	12/15/2030	641,453
1,300,000	Comcast Corporation ±	6.500	1/15/2015	1,356,264
520,000	New Cingular Wireless Services, Inc. ±	8.750	3/1/2031	640,053
510,000	News America, Inc. ±	6.400	12/15/2035	510,366
705,000	Rogers Cable, Inc. ‡	5.500	3/15/2014	690,766
975,000	Rogers Cable, Inc. ±	6.750	3/15/2015	1,000,077
130,000	Rogers Cable, Inc. ±‡	8.750	5/1/2032	134,102
775,000	Sprint Capital Corporation ‡	6.900	5/1/2019	639,375
1,175,000	Telecom Italia Capital SA ‡	5.250	10/1/2015	1,098,774
990,000	Verizon Communications, Inc. ±	5.550	2/15/2016	998,552
	Total Communications Services			8,015,258

The accompanying Notes to Financial Statements are an integral part of this schedule.
196

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (114.8%)	Rate	Date	Value

Consumer Cyclical (1.6%)
$1,250,000	Ford Motor Credit Company ~	6.625%	6/16/2008	$1,240,738
1,500,000	Ford Motor Credit Company	7.375	10/28/2009	1,443,942
525,000	McDonald’s Corporation ‡	6.300	3/1/2038	541,489
750,000	Nissan Motor Acceptance Corporation ~	4.625	3/8/2010	752,477
1,110,000	Nissan Motor Acceptance Corporation ~≤	5.625	3/14/2011	1,111,938
800,000	Walmart Stores, Inc. ‡	5.875	4/5/2027	803,198
	Total Consumer Cyclical			5,893,782

Consumer Non-Cyclical (2.6%)
1,500,000	Abbott Laboratories ±‡	5.150	11/30/2012	1,556,734
575,000	Archer-Daniels-Midland Company ‡	6.450	1/15/2038	595,891
765,000	Baxter International, Inc. ±	5.900	9/1/2016	800,213
750,000	Johnson & Johnson Company ±	5.950	8/15/2037	807,943
800,000	Kroger Company ~	6.400	8/15/2017	851,094
1,375,000	PepsiCo, Inc. ±	4.650	2/15/2013	1,403,698
1,200,000	Schering-Plough Corporation ±	6.000	9/15/2017	1,211,783
800,000	Tesco plc ‡≤	5.500	11/15/2017	805,823
1,000,000	Wyeth ~	6.950	3/15/2011	1,069,535
340,000	Wyeth ‡	5.950	4/1/2037	336,735
	Total Consumer Non-Cyclical			9,439,449

Energy (2.1%)
1,400,000	Apache Corporation ‡~	5.250	4/15/2013	1,436,684
1,150,000	CenterPoint Energy Resources Corporation ‡	6.125	11/1/2017	1,157,713
1,000,000	EOG Resources, Inc. ~	5.875	9/15/2017	1,037,370
900,000	Nexen, Inc. ±	5.650	5/15/2017	886,814
1,200,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ~≤	5.298	9/30/2020	1,110,660
375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. III ‡	5.832	9/30/2016	358,965
770,000	Transocean, Inc. ~	6.000	3/15/2018	796,513
800,000	XTO Energy, Inc. ‡	5.500	6/15/2018	793,926
200,000	XTO Energy, Inc. ‡	6.375	6/15/2038	201,756
	Total Energy			7,780,401

Financials (13.4%)
775,000	Ace INA Holdings, Inc. ±	5.800	3/15/2018	781,088
500,000	American Express Bank FSB/Salt Lake City, UT ±	6.000	9/13/2017	502,715
400,000	American Express Company ±	7.000	3/19/2018	430,269
125,000	BAC Capital Trust XI ±	6.625	5/23/2036	121,797
900,000	Bank of America Corporation ~	6.000	9/1/2017	937,230
125,000	Bank of America Corporation	5.650	5/1/2018	125,236
200,000	Bank of America Corporation	8.125	5/15/2018	204,396
775,000	Bear Stearns Companies, Inc. ±	6.950	8/10/2012	812,808
800,000	Bear Stearns Companies, Inc. ~	6.400	10/2/2017	825,370
1,150,000	Capmark Financial Group, Inc. ≤	5.875	5/10/2012	955,474
400,000	Capmark Financial Group, Inc. ≤	6.300	5/10/2017	291,031
1,175,000	CIT Group, Inc. ~	7.625	11/30/2012	1,096,033
775,000	Citigroup, Inc. ±	5.000	9/15/2014	738,625

The accompanying Notes to Financial Statements are an integral part of this schedule.
197

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (114.8%)	Rate	Date	Value
Financials — continued
$1,250,000	Corestates Capital Trust I ~≤	8.000%	12/15/2026	$1,288,984
1,200,000	Countrywide Financial Corporation, Convertible ±†≤	Zero Coupon	7/15/2008	1,110,000
355,000	General Electric Capital Corporation ±	5.720	8/22/2011	358,042
2,225,000	General Electric Capital Corporation ±	4.375	3/3/2012	2,214,024
450,000	General Electric Capital Corporation ±	5.625	9/15/2017	458,486
1,000,000	General Motors Acceptance Corporation, LLC ±	6.000	12/15/2011	792,462
1,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	1,478,679
550,000	Goldman Sachs Group, Inc. ±	6.750	10/1/2037	538,944
2,000,000	Goldman Sachs Group, Inc., Convertible ~	1.000	1/31/2015	1,977,760
1,850,000	Goldman Sachs Group, Inc., Convertible §	1.000	5/7/2015	1,822,250
575,000	HSBC Holdings plc ±	6.500	5/2/2036	565,537
765,000	International Lease Finance Corporation ±	5.750	6/15/2011	762,858
850,000	J.P. Morgan Chase Bank NA ‡	5.875	6/13/2016	861,692
1,500,000	Lehman Brothers Holdings, Inc. ~	5.250	2/6/2012	1,462,606
380,000	Lehman Brothers Holdings, Inc. ‡	6.875	7/17/2037	352,296
630,000	Liberty Property, LP ±	5.500	12/15/2016	559,815
850,000	Lincoln National Corporation ±	7.000	5/17/2016	783,255
1,125,000	Merrill Lynch & Company, Inc. ~	5.450	2/5/2013	1,094,561
675,000	Merrill Lynch & Company, Inc.	6.875	4/25/2018	680,509
1,595,000	Mitsubishi UFG Capital Finance, Ltd. ‡	6.346	7/25/2016	1,441,583
720,000	Morgan Stanley ±	6.250	8/9/2026	685,996
2,000,000	Morgan Stanley, Convertible ±	1.000	1/28/2015	2,015,100
1,375,000	Nationwide Health Properties, Inc. ±~	6.250	2/1/2013	1,367,200
2,000,000	ProLogis ~	5.500	4/1/2012	1,955,344
775,000	Prudential Financial, Inc. ‡	6.100	6/15/2017	786,426
390,000	Prudential Financial, Inc. ±~	5.700	12/14/2036	348,745
950,000	Reinsurance Group of America, Inc. ‡	5.625	3/15/2017	830,226
1,325,000	Royal Bank of Scotland Group plc ±≤	6.990	10/5/2017	1,216,174
900,000	Santander Perpetual SA Unipersonal ±≤	6.671	10/24/2017	855,198
1,240,000	Simon Property Group, LP ±	5.375	6/1/2011	1,238,920
1,200,000	State Street Capitol Trust II ‡	8.250	3/15/2011	1,225,080
850,000	Swiss RE Capital I, LP ±≤	6.854	5/25/2016	771,293
350,000	Travelers Companies, Inc. ~	6.250	6/15/2037	342,626
550,000	United Health Group ‡	6.500	6/15/2037	508,932
770,000	Wachovia Bank NA ‡	4.875	2/1/2015	741,200
1,895,000	Wachovia Capital Trust III ‡	5.800	3/15/2011	1,506,525
205,000	Washington Mutual Preferred Funding ±≤	6.665	12/1/2020	131,200
1,900,000	Washington Mutual Preferred Funding II ~≤	6.895	6/15/2012	1,178,000
775,000	WEA Finance, LLC ‡	7.125	4/15/2018	801,942
775,000	Wells Fargo & Company ‡	4.375	1/31/2013	766,661
300,000	Wells Fargo & Company ‡	5.625	12/11/2017	309,224
760,000	Willis North America, Inc. ‡	6.200	3/28/2017	741,717
	Total Financials			48,750,144

The accompanying Notes to Financial Statements are an integral part of this schedule.
198

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (114.8%)	Rate	Date	Value
Foreign (0.5%)
$2,000,000	Corporacion Andina de Fomento ‡	5.750%	1/12/2017	$1,932,112
	Total Foreign			1,932,112

Mortgage-Backed Securities (28.8%)
18,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	6/1/2037	18,050,616
44,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	5/1/2038	44,233,725
23,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	5/1/2038	24,021,418
18,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	5/1/2038	18,624,384
	Total Mortgage-Backed Securities			104,930,143

Technology (0.6%)
2,000,000	International Business Machines Corporation ±	5.700	9/14/2017	2,083,744
	Total Technology			2,083,744

Transportation (2.1%)
575,000	Burlington Northern Santa Fe Corporation ±‡	7.000	12/15/2025	605,457
1,150,000	Continental Airlines, Inc. ‡~	5.983	4/19/2022	1,001,938
1,550,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	1,515,125
1,135,315	FedEx Corporation ~	6.720	1/15/2022	1,155,681
1,842,520	Southwest Airlines Company ±	6.150	8/1/2022	1,772,430
1,550,000	Union Pacific Corporation ~	6.125	1/15/2012	1,609,281
	Total Transportation			7,659,912

U.S. Government (12.3%)
5,000,000	Federal Home Loan Bank ‡	5.330	3/6/2012	5,140,000
4,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	4,185,712
5,000,000	Federal Home Loan Mortgage Corporation ~	5.400	2/2/2012	5,118,040
2,000,000	Federal Home Loan Mortgage Corporation ~	5.000	12/14/2018	1,940,216
400,000	U.S. Treasury Bonds *	4.750	2/15/2037	416,781
575,000	U.S. Treasury Bonds *	5.000	5/15/2037	623,156
1,000,000	U.S. Treasury Notes	2.125	4/30/2010	997,109
75,000	U.S. Treasury Notes ±	4.625	8/31/2011	79,846
600,000	U.S. Treasury Notes *	2.750	2/28/2013	592,313
1,325,000	U.S. Treasury Notes *	2.500	3/31/2013	1,292,910
6,550,000	U.S. Treasury Notes *	4.000	2/15/2015	6,815,072
4,070,000	U.S. Treasury Notes ‡	4.125	5/15/2015	4,255,376
12,913,925	U.S. Treasury Notes, TIPS ±	2.000	7/15/2014	13,620,162
	Total U.S. Government			45,076,693

The accompanying Notes to Financial Statements are an integral part of this schedule.
199

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (114.8%)	Rate	Date	Value
U.S. Municipals (2.5%)
$3,000,000	California Infrastructure & Economic Bank Revenue Bonds ÷~	5.000%	7/1/2036	$3,198,210
3,000,000	Little Rock, Arkansas Sewer Revenue Bonds ‡	5.000	10/1/2037	3,069,930
3,000,000	Missouri Joint Municipal Electric Utility Commission
	Revenue Bonds (Power Project) ‡	5.000	1/1/2032	2,995,680
	Total U.S. Municipals			9,263,820

Utilities (2.3%)
825,000	Cleveland Electric Illuminating Company ‡	5.700	4/1/2017	791,000
965,000	Commonwealth Edison Company ±	5.400	12/15/2011	976,284
1,500,000	Exelon Corporation ~	6.750	5/1/2011	1,562,744
775,000	ITC Holdings Corporation ~	6.050	1/31/2018	754,876
775,000	MidAmerican Energy Holdings Company ±	6.500	9/15/2037	813,648
842,629	Power Receivables Finance, LLC ‡≤	6.290	1/1/2012	868,438
800,000	PSI Energy, Inc. ±	5.000	9/15/2013	787,410
1,150,000	Union Electric Company ~	6.400	6/15/2017	1,176,893
515,000	Virginia Electric and Power Company ±	6.000	1/15/2036	502,658
	Total Utilities			8,233,951
	Total Long-Term Fixed Income (cost $428,232,514)			418,680,203

Shares	Preferred Stock/Equity-Linked Securities (0.8%)			Value
20,100	Allegro Investment Corporation SA TGT, Convertible ¿			$1,041,582
68,717	Credit Suisse New York, NY			1,783,206
	Total Preferred Stock/Equity-Linked Securities
	(cost $2,830,015)			2,824,788

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value
190	Call on U.S. Treasury Bond Futures	$118.50	5/23/2008	$23,750
510	Call on U.S. Treasury Bond Futures	116.50	5/23/2008	286,875
	Total Options Purchased (cost $1,486,163)			310,625

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.9%)	Rate (+)	Date	Value
14,161,708	Thrivent Financial Securities Lending Trust	2.740%	N/A	$14,161,708
	Total Collateral Held for Securities Loaned
	(cost $14,161,708)			14,161,708

The accompanying Notes to Financial Statements are an integral part of this schedule.
200

Core Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (13.1%)	Rate (+)	Date	Value
$8,000,000	Ciesco, LLC ‡	2.750%	5/21/2008	$7,987,778
10,000,000	Falcon Asset Securitization Corporation ‡	2.850	5/13/2008	9,990,500
5,000,000	Nestle Finance France SA ‡	2.250	5/9/2008	4,997,500
7,591,000	Three Pillars, Inc. ±	2.750	5/14/2008	7,583,462
17,404,482	Thrivent Money Market Fund	2.700	N/A	17,404,482
	Total Short-Term Investments (at amortized cost)			47,963,722
	Total Investments (cost $494,674,122) 132.7%			$483,941,046
	Other Assets and Liabilities, Net (32.7%)			(119,137,324)
	Total Net Assets 100.0%			$364,803,722

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(155)	June 2008	($17,430,973)	($17,357,579)	$73,394
10-Yr. U.S. Treasury Bond Futures	(580)	June 2008	(67,930,599)	(67,171,250)	759,349
20-Yr. U.S. Treasury Bond Futures	115	June 2008	13,375,429	13,442,422	66,993
EURO Foreign Exchange Currency	(10)	June 2008	(1,931,638)	(1,951,125)	(19,487)
Futures
Total Futures					$880,249

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2008, $2,091,094 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $115,260,465 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2008 the value of these investments was $38,287,647 or 10.5% of total net assets.

« All or a portion of the security is insured or guaranteed.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,924,401
Gross unrealized depreciation	(14,657,477)
Net unrealized appreciation (depreciation)	($10,733,076)
Cost for federal income tax purposes	$494,674,122

The accompanying Notes to Financial Statements are an integral part of this schedule.
201

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Asset-Backed Securities (22.9%)
$1,500,000	Americredit Automobile Receivables Trust †‡«	2.821%	5/6/2008	$1,443,414
2,838,448	Americredit Automobile Receivables Trust ‡«	3.430	7/6/2011	2,819,246
4,000,000	BMW Vehicle Lease Trust ‡	4.590	8/15/2013	4,023,172
4,500,000	Cabela’s Master Credit Card Trust	4.310	12/16/2013	4,364,024
3,000,000	Capital Auto Receivables Asset Trust ~	5.380	7/15/2010	3,039,546
3,750,000	Carmax Auto Owner Trust †‡	3.116	5/15/2008	3,705,150
3,750,000	Chase Funding Issuance Trust ‡	4.960	9/17/2012	3,806,764
274,319	Chase Manhattan Auto Owner Trust ‡	4.840	7/15/2009	274,938
3,475,000	Citibank Credit Card Issuance Trust ‡	4.850	2/10/2011	3,509,489
3,000,000	CNH Equipment Trust †‡	3.316	5/15/2008	2,931,540
3,500,000	CNH Equipment Trust	4.400	5/16/2011	3,502,496
1,621,455	Countrywide Asset-Backed Certificates ~«	5.549	4/25/2036	1,580,300
2,269,000	Countrywide Asset-Backed Certificates ~	5.683	10/25/2036	2,213,223
2,000,000	Countrywide Home Loans Asset-Backed Securities «	6.085	6/25/2021	1,166,354
1,500,000	CPL Transition Funding, LLC ‡	5.560	1/15/2012	1,538,331
2,500,000	Credit Acceptance Auto Dealer Loan Trust ~≤«	5.320	10/15/2012	2,401,682
2,000,000	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	1,939,952
1,748,565	DaimlerChrysler Auto Trust ‡	5.330	8/8/2010	1,763,510
3,000,000	DaimlerChrysler Auto Trust ~	5.000	2/8/2012	3,021,294
4,500,000	Discover Card Master Trust	5.100	10/15/2013	4,569,082
1,531,792	Drive Auto Receivables Trust ‡≤«	5.300	7/15/2011	1,522,989
2,415,772	Federal Home Loan Mortgage Corporation ±†	2.935	5/25/2008	2,335,750
86,028	First Franklin Mortgage Loan Asset-Backed Certificates ≤ƒ	5.500	3/25/2036	9
662,916	First Horizon ABS Trust †«	3.025	5/25/2008	562,100
1,500,000	Ford Credit Auto Owner Trust ‡	5.150	11/15/2011	1,517,628
233,211	GE Commercial Loan Trust †~≤	2.878	7/19/2008	231,837
261,323	GE Equipment Small Ticket, LLC ‡≤	4.380	7/22/2009	262,255
2,957,164	GMAC Mortgage Corporation Loan Trust †~«	2.965	5/25/2008	2,364,253
620,830	GMAC Mortgage Corporation Loan Trust †~«	2.995	5/25/2008	565,622
1,467,844	GMAC Mortgage Corporation Loan Trust †‡«	3.075	5/25/2008	1,467,844
2,500,000	GMAC Mortgage Corporation Loan Trust ±«	5.750	10/25/2036	1,781,332
3,500,000	Harley Davidson Motorcycle Trust ±†	3.066	5/15/2008	3,460,793
1,319,669	Harley Davidson Motorcycle Trust ±	5.240	1/15/2012	1,331,639
541,099	Harley Davidson Motorcycle Trust ‡	3.200	5/15/2012	538,812
3,500,000	Household Home Equity Loan Trust ‡	5.320	3/20/2036	3,309,492
2,000,000	Household Home Equity Loan Trust ‡	5.660	3/20/2036	1,931,320
3,500,000	Merna Re, Ltd. †‡≤	4.446	6/30/2008	3,293,850
2,972,081	Mortgage Equity Conversion Asset Trust †‡≤	2.780	5/25/2008	2,808,617
2,974,815	Mortgage Equity Conversion Asset Trust †‡≤	2.800	5/25/2008	2,811,200
433,475	Nissan Auto Receivables Owner Trust ‡	4.740	9/15/2009	435,227
3,000,000	Nissan Auto Receivables Owner Trust ‡	5.030	5/16/2011	3,033,945
3,500,000	Nissan Auto Receivables Owner Trust ‡	4.280	7/15/2013	3,408,920
136,463	Nomura Asset Acceptance Corporation †‡	3.035	5/25/2008	126,799
514,926	PG&E Energy Recovery Funding, LLC ‡	3.870	6/25/2011	515,629
140,535	Popular ABS Mortgage Pass-Through Trust ‡	4.000	12/25/2034	137,614
2,000,000	Renaissance Home Equity Loan Trust ‡	5.608	5/25/2036	1,939,624
539,464	Residential Asset Securities Corporation ‡	5.010	4/25/2033	511,727

The accompanying Notes to Financial Statements are an integral part of this schedule.
202

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Asset-Backed Securities — continued
$3,000,000	Santander Drive Auto Receivables Trust ‡«	5.050%	9/15/2011	$2,828,304
265,844	SLM Student Loan Trust †‡	2.930	7/25/2008	264,993
1,500,000	Textron Financial Floorplan Master Note Trust †‡≤	2.837	5/13/2008	1,499,854
642,767	USAA Auto Owner Trust ‡	4.830	4/15/2010	645,170
4,000,000	USAA Auto Owner Trust	4.500	10/15/2013	3,911,680
1,283,448	Wachovia Asset Securitization, Inc. †‡≤«	3.035	5/25/2008	1,110,791
3,000,000	Wachovia Auto Loan Owner Trust ‡≤	5.230	8/22/2011	3,017,970
4,000,000	Washington Mutual Master Note Trust †~≤	2.746	5/15/2008	3,758,132
	Total Asset-Backed Securities			112,857,228

Basic Materials (0.3%)
1,000,000	Lubrizol Corporation ‡	4.625	10/1/2009	997,625
500,000	Monsanto Company ‡	4.000	5/15/2008	499,923
	Total Basic Materials			1,497,548

Capital Goods (1.3%)
500,000	Caterpillar Financial Services Corporation ‡	4.850	12/7/2012	506,418
1,000,000	John Deere Capital Corporation ±	4.400	7/15/2009	1,006,957
800,000	John Deere Capital Corporation ~	5.350	1/17/2012	824,828
1,250,000	Lockheed Martin Corporation ~	4.121	3/14/2013	1,227,994
1,000,000	Oakmont Asset Trust ‡≤	4.514	12/22/2008	1,005,578
1,600,000	Textron Financial Corporation ‡	5.125	11/1/2010	1,637,990
	Total Capital Goods			6,209,765

Collateralized Mortgage Obligations (7.7%)
1,160,335	Banc of America Mortgage Securities, Inc. ~	4.806	9/25/2035	1,114,148
1,524,317	Bear Stearns Adjustable Rate Mortgage Trust ~	4.625	8/25/2010	1,455,182
1,722,179	Chase Mortgage Finance Corporation ‡	4.571	2/25/2037	1,645,848
1,345,509	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	1,351,204
1,633,163	Countrywide Home Loans, Inc. ‡	5.352	3/20/2036	1,296,637
1,724,869	Countrywide Home Loans, Inc. ‡	5.840	9/20/2036	1,394,502
2,597,870	Deutsche Alt-A Securities, Inc. †~	5.096	5/25/2008	2,130,628
1,438,395	HomeBanc Mortgage Trust ±	5.982	4/25/2037	1,191,637
525,756	Impac CMB Trust ±†	3.215	5/25/2008	412,367
2,686,431	J.P. Morgan Alternative Loan Trust ‡	5.797	3/25/2036	2,208,375
2,558,000	J.P. Morgan Mortgage Trust ±	5.006	7/25/2035	2,480,646
2,439,227	Merrill Lynch Mortgage Investors, Inc. ‡	4.875	6/25/2035	2,360,996
1,330,319	Residential Accredit Loans, Inc. ‡	5.602	9/25/2035	1,102,398
1,058,483	Thornburg Mortgage Securities Trust †‡	3.005	5/25/2008	1,004,428
1,396,345	Wachovia Mortgage Loan Trust, LLC ‡	5.563	5/20/2036	1,347,889
2,933,629	Washington Mutual Alternative Loan Trust †	4.826	5/25/2008	2,220,482
2,055,158	Washington Mutual Alternative Loan Trust †‡	4.996	5/25/2008	1,395,961
908,191	Washington Mutual Mortgage Pass-Through Certificates †‡	3.185	5/25/2008	735,822
2,175,678	Washington Mutual Mortgage Pass-Through Certificates †	4.956	5/25/2008	1,730,218
914,805	Washington Mutual Mortgage Pass-Through Certificates ‡	4.836	9/25/2035	896,521
2,514,382	Washington Mutual, Inc. †‡	4.816	5/25/2008	1,953,988

The accompanying Notes to Financial Statements are an integral part of this schedule.
203

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Collateralized Mortgage Obligations — continued
$2,565,498	Washington Mutual, Inc. †	4.896%	5/25/2008	$2,030,558
3,500,000	Wells Fargo Mortgage Backed Securities Trust ‡	3.540	9/25/2034	3,474,072
577,060	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	552,565
704,446	Wells Fargo Mortgage Backed Securities Trust	5.094	3/25/2036	682,958
	Total Collateralized Mortgage Obligations			38,170,030

Commercial Mortgage-Backed Securities (13.0%)
2,112,502	American Home Mortgage Assets †‡	5.246	5/25/2008	1,626,479
2,600,000	Banc of America Commercial Mortgage, Inc. ‡	5.001	9/10/2010	2,601,919
564,595	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	561,743
3,000,000	Banc of America Large Loan Trust †‡≤	2.826	5/15/2008	2,813,154
3,000,000	Banc of America Large Loan Trust †‡≤	2.926	5/15/2008	2,849,034
2,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	2.866	5/15/2008	1,855,132
4,190,000	Bear Stearns Commercial Mortgage Securities, Inc. ‡	3.869	2/11/2041	4,167,915
3,628,839	Bear Stearns Commercial Mortgage Securities, Inc.	5.422	9/11/2042	3,623,051
45,033	Commercial Mortgage Pass-Through Certificates †≤	2.816	5/15/2008	43,714
1,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.846	5/15/2008	947,340
3,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.896	5/15/2008	2,801,718
3,000,000	Credit Suisse First Boston Mortgage Securities Corporation	4.609	2/15/2038	2,985,114
4,000,000	Credit Suisse First Boston Mortgage Securities Corporation	3.382	5/15/2038	3,904,488
1,500,000	Credit Suisse Mortgage Capital Certificates †‡≤	2.886	5/15/2008	1,429,755
2,620,000	Crown Castle International Corporation ‡≤	5.245	11/15/2036	2,562,281
1,043,922	General Electric Commercial Mortgage Corporation ‡	4.591	7/10/2045	1,041,061
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation ‡	4.302	1/15/2038	1,467,010
643,746	J.P. Morgan Chase Commercial Mortgage Securities Corporation ~	2.790	1/12/2039	635,910
4,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation ~	5.198	12/15/2044	4,014,116
18,001	LB-UBS Commercial Mortgage Trust ±	3.323	3/15/2027	17,914
4,000,000	LB-UBS Commercial Mortgage Trust ‡	4.207	11/15/2027	3,990,516
3,500,000	LB-UBS Commercial Mortgage Trust ‡	4.567	6/15/2029	3,499,734
2,500,000	LB-UBS Commercial Mortgage Trust ‡	4.187	8/15/2029	2,485,582
907,417	LB-UBS Commercial Mortgage Trust ~	4.741	9/15/2040	908,406
4,000,000	TIAA Real Estate CDO, Ltd. ‡	5.815	8/15/2039	4,008,340
3,750,000	Wachovia Bank Commercial Mortgage Trust ‡	3.894	11/15/2035	3,734,719
2,750,000	Wachovia Bank Commercial Mortgage Trust ‡	3.958	12/15/2035	2,739,206
938,586	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	923,129
	Total Commercial Mortgage-Backed Securities			64,238,480

Communications Services (3.5%)
1,200,000	Ameritech Capital Funding Corporation	6.250	5/18/2009	1,221,551
750,000	AT&T, Inc. ~	4.950	1/15/2013	754,940
1,000,000	British Telecom plc ‡	8.625	12/15/2010	1,088,284
1,400,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	1,410,620
900,000	Comcast Cable Communications, Inc. ‡	6.875	6/15/2009	923,309
750,000	Cox Communications, Inc. ‡	7.875	8/15/2009	777,786
600,000	Cox Communications, Inc. ‡	4.625	1/15/2010	597,357
1,050,000	GTE Corporation ‡	7.510	4/1/2009	1,082,172
845,000	News America Holdings, Inc. ‡	7.375	10/17/2008	853,019

The accompanying Notes to Financial Statements are an integral part of this schedule.
204

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Communications Services — continued
$500,000	Qwest Corporation ‡	5.625%	11/15/2008	$499,375
1,120,000	Rogers Cable, Inc. ‡	7.875	5/1/2012	1,201,290
1,000,000	SBC Communications, Inc. ‡	4.125	9/15/2009	1,002,599
1,000,000	Sprint Capital Corporation ‡	6.125	11/15/2008	992,500
1,000,000	Telecom Italia Capital SA ‡	4.000	11/15/2008	994,719
600,000	Telecom Italia Capital SA ‡	6.200	7/18/2011	604,424
500,000	Telefonos de Mexico SA de CV ‡	4.500	11/19/2008	501,752
1,100,000	Time Warner Cable, Inc. ‡	5.400	7/2/2012	1,106,417
1,000,000	Time Warner Entertainment Company, LP ‡	7.250	9/1/2008	1,007,597
650,000	Verizon Communications, Inc. ‡	4.350	2/15/2013	640,598
	Total Communications Services			17,260,309

Consumer Cyclical (3.5%)
1,300,000	CVS Caremark Corporation †‡	3.376	6/1/2008	1,261,719
1,200,000	CVS Corporation ‡	4.000	9/15/2009	1,192,094
900,000	D.R. Horton, Inc. ±	8.000	2/1/2009	895,500
1,000,000	DaimlerChrysler North American Holdings Corporation †‡	3.769	8/1/2008	997,268
750,000	Ford Motor Credit Company ~	6.625	6/16/2008	744,442
2,000,000	Ford Motor Credit Company	7.375	10/28/2009	1,925,256
900,000	May Department Stores Company ‡	4.800	7/15/2009	885,020
1,275,000	McDonald’s Corporation ‡	4.300	3/1/2013	1,278,604
1,200,000	Nissan Motor Acceptance Corporation ‡	4.625	3/8/2010	1,203,964
633,000	Ryland Group, Inc. ‡	5.375	6/1/2008	632,751
1,580,620	SLM Private Credit Student Loan Trust †‡	2.810	6/15/2008	1,554,461
1,300,000	Walmart Stores, Inc. ‡	4.125	2/15/2011	1,314,524
700,000	Walmart Stores, Inc.	4.250	4/15/2013	702,838
2,600,000	Walt Disney Company †~	2.779	7/16/2008	2,573,098
	Total Consumer Cyclical			17,161,539

Consumer Non-Cyclical (2.3%)
700,000	Abbott Laboratories ‡	5.150	11/30/2012	726,476
625,000	AstraZeneca plc ±	5.400	9/15/2012	647,514
1,600,000	Bunge Limited Finance Corporation ‡	4.375	12/15/2008	1,603,614
1,500,000	Cadbury Schweppes plc ‡~≤	3.875	10/1/2008	1,496,756
1,000,000	Cargill, Inc. ‡	5.200	1/22/2013	998,266
890,000	Fortune Brands, Inc. ±‡	5.125	1/15/2011	884,421
1,500,000	General Mills, Inc. ‡	6.378	10/15/2008	1,515,748
1,250,000	Kellogg Company ‡	5.125	12/3/2012	1,274,699
1,200,000	Miller Brewing Company ‡≤	4.250	8/15/2008	1,202,899
650,000	PepsiCo, Inc. ‡	4.650	2/15/2013	663,566
400,000	Safeway, Inc. ‡	6.500	11/15/2008	404,390
	Total Consumer Non-Cyclical			11,418,349

Energy (1.7%)
1,000,000	Energy Transfer Partners, LP ~	6.000	7/1/2013	1,018,245
500,000	Enterprise Products Operating, LP ~	4.625	10/15/2009	502,125
1,175,000	KeySpan Corporation ±‡	4.900	5/16/2008	1,175,131

The accompanying Notes to Financial Statements are an integral part of this schedule.
205

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Energy — continued
$900,000	Premcor Refining Group, Inc. ‡	6.125%	5/1/2011	$929,787
625,000	Ras Laffan Liquefied Natural Gas Company, Ltd. III ‡	5.832	9/30/2016	598,275
1,600,000	Sempra Energy ‡	7.950	3/1/2010	1,691,816
650,000	Transocean, Inc. ‡	5.250	3/15/2013	657,173
1,000,000	Weatherford International, Ltd.	5.150	3/15/2013	1,003,797
650,000	Western Oil Sands, Inc.	8.375	5/1/2012	717,580
	Total Energy			8,293,929

Financials (15.2%)
750,000	Abbey National plc >‡	6.700	6/15/2008	735,822
1,000,000	Allstate Life Global Funding Trust ±	5.375	4/30/2013	1,015,042
1,000,000	American Express Centurion Bank ~	5.200	11/26/2010	1,013,693
1,300,000	American Express Credit Corporation †~	2.883	5/2/2008	1,274,030
1,700,000	American Express Credit Corporation †‡	2.860	5/6/2008	1,666,733
1,600,000	Bank of New York Mellon Corporation ~	4.950	11/1/2012	1,624,061
1,700,000	Bear Stearns Companies, Inc. ±	2.875	7/2/2008	1,694,002
1,000,000	Bear Stearns Companies, Inc.	4.550	6/23/2010	991,227
1,000,000	Capital One Bank ‡	4.875	5/15/2008	999,995
850,000	Capmark Financial Group, Inc. ≤	5.875	5/10/2012	706,220
1,100,000	CIT Group, Inc.	5.200	11/3/2010	954,030
500,000	CIT Group, Inc.	7.625	11/30/2012	466,397
1,600,000	Citigroup, Inc. ±	5.125	2/14/2011	1,604,838
1,000,000	Citigroup, Inc.	5.500	4/11/2013	1,006,094
300,000	Corestates Capital Trust I ‡≤	8.000	12/15/2026	309,356
1,750,000	Countrywide Financial Corporation, Convertible †‡≤	Zero Coupon	7/15/2008	1,618,750
900,000	Credit Suisse First Boston USA, Inc. †‡	3.120	6/9/2008	896,893
600,000	Developers Diversified Realty Corporation ~	4.625	8/1/2010	583,516
675,000	Fifth Third Bancorp	6.250	5/1/2013	681,014
500,000	First Chicago Corporation ~	6.375	1/30/2009	510,648
900,000	General Electric Capital Corporation ‡	5.200	2/1/2011	916,951
1,000,000	General Electric Capital Corporation	4.800	5/1/2013	1,003,909
1,200,000	General Motors Acceptance Corporation, LLC ‡	6.875	8/28/2012	952,009
3,500,000	Goldman Sachs Group, Inc. †~	2.679	6/23/2008	3,426,868
900,000	Goldman Sachs Group, Inc. ‡	4.500	6/15/2010	899,422
2,500,000	Goldman Sachs Group, Inc., Convertible ‡	1.000	1/31/2015	2,472,200
1,250,000	Goldman Sachs Group, Inc., Convertible §	1.000	5/7/2015	1,231,250
900,000	Hartford Financial Services Group, Inc. ±	5.550	8/16/2008	903,998
950,000	International Lease Finance Corporation ±	5.750	6/15/2011	947,340
750,000	iSTAR Financial, Inc. ±	4.875	1/15/2009	706,875
600,000	iSTAR Financial, Inc. ±	5.125	4/1/2011	525,000
1,650,000	J.P. Morgan Chase & Company	6.750	2/1/2011	1,720,833
705,000	J.P. Morgan Chase & Company ‡	5.600	6/1/2011	723,896
900,000	John Hancock Global Funding II ‡	3.750	9/30/2008	901,886
1,000,000	KeyCorp ±	4.700	5/21/2009	998,213
1,500,000	Lehman Brothers Holdings E-Capital Trust I ±†	3.850	5/19/2008	1,187,157
1,000,000	Lehman Brothers Holdings, Inc. ‡	3.500	8/7/2008	991,992
800,000	Lehman Brothers Holdings, Inc. ‡	5.250	2/6/2012	780,057
550,000	Lincoln National Corporation ‡	5.650	8/27/2012	551,911

The accompanying Notes to Financial Statements are an integral part of this schedule.
206

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Financials — continued
$3,500,000	Merrill Lynch & Company, Inc. †~	3.315%	5/6/2008	$3,344,187
1,000,000	Merrill Lynch & Company, Inc.	6.150	4/25/2013	997,909
1,320,000	Metropolitan Life Global Funding	5.125	4/10/2013	1,319,917
1,500,000	Mizuho Preferred Capital Company, LLC ±≤	8.790	6/30/2008	1,504,887
670,000	Monumental Global Funding, Ltd.	5.500	4/22/2013	678,971
3,500,000	Morgan Stanley †~	2.993	7/15/2008	3,397,429
650,000	Morgan Stanley *	5.250	11/2/2012	643,698
600,000	Morgan Stanley Dean Witter & Company ~	6.750	4/15/2011	622,916
2,500,000	Morgan Stanley, Convertible ‡	1.000	1/28/2015	2,518,875
2,700,000	Nations Bank Capital Trust IV ~	8.250	4/15/2027	2,803,950
1,100,000	Pacific Life Global Funding ‡≤	3.750	1/15/2009	1,099,683
1,000,000	Premium Asset Trust †‡≤	2.863	7/15/2008	997,500
600,000	Pricoa Global Funding I ‡≤	4.350	6/15/2008	599,634
1,000,000	Protective Life Secured Trust ‡	4.000	10/7/2009	996,724
1,700,000	Simon Property Group, LP ~	4.600	6/15/2010	1,688,464
1,000,000	SLM Corporation ‡	4.000	1/15/2009	966,154
1,000,000	State Street Capitol Trust II ‡	8.250	3/15/2011	1,020,900
775,000	Tokai Preferred Capital Company, LLC ‡≤	9.980	6/30/2008	777,300
1,000,000	UnitedHealth Group, Inc. ‡	5.500	11/15/2012	996,424
600,000	UnumProvident Corporation ‡	5.997	5/15/2008	600,056
300,000	Wachovia Capital Trust III ‡	5.800	3/15/2011	238,500
600,000	Wachovia Corporation ‡	6.375	2/1/2009	603,894
700,000	Wachovia Corporation ‡	6.150	3/15/2009	708,421
1,000,000	Wachovia Corporation	5.500	5/1/2013	1,002,576
600,000	Washington Mutual Preferred Funding II ‡≤	6.895	6/15/2012	372,000
1,000,000	Washington Mutual, Inc.	4.000	1/15/2009	977,500
1,000,000	Wells Fargo & Company †	2.900	6/16/2008	992,340
325,000	Wells Fargo & Company	4.375	1/31/2013	321,503
	Total Financials			74,986,440

Foreign (0.5%)
2,500,000	Corporacion Andina de Fomento ‡	5.750	1/12/2017	2,415,140
	Total Foreign			2,415,140

Mortgage-Backed Securities (6.4%)
3,802,393	Federal National Mortgage Association ‡	6.000	8/1/2024	3,909,761
7,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	5/1/2038	7,155,316
20,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	5/1/2038	20,693,756
	Total Mortgage-Backed Securities			31,758,833

Technology (0.7%)
1,300,000	Hewlett-Packard Company ‡	4.500	3/1/2013	1,310,585
1,000,000	International Business Machines Corporation ±	4.950	3/22/2011	1,034,600
300,000	Sun Microsystems, Inc. ‡	7.650	8/15/2009	309,595
900,000	Xerox Corporation	5.500	5/15/2012	900,303
	Total Technology			3,555,083

The accompanying Notes to Financial Statements are an integral part of this schedule.
207

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.9%)	Rate	Date	Value
Transportation (1.0%)
$625,000	Delta Air Lines, Inc. ‡	7.111%	9/18/2011	$610,938
700,000	FedEx Corporation ‡	3.500	4/1/2009	698,064
1,400,000	Norfolk Southern Corporation ‡	6.200	4/15/2009	1,429,730
1,085,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	1,049,738
500,000	Union Pacific Corporation ‡	6.125	1/15/2012	519,123
400,000	Union Pacific Corporation ‡	5.450	1/31/2013	402,660
	Total Transportation			4,710,253

U.S. Government (17.9%)
5,000,000	Federal Farm Credit Bank *	2.250	7/1/2010	4,940,125
4,000,000	Federal Farm Credit Bank	5.375	7/18/2011	4,294,632
9,650,000	Federal Home Loan Bank *	4.250	11/20/2009	9,845,847
2,500,000	Federal Home Loan Bank ‡	4.875	2/9/2010	2,587,145
5,000,000	Federal Home Loan Bank *	2.375	4/30/2010	4,961,840
4,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	4,185,712
1,000,000	Federal Home Loan Mortgage Corporation ‡	4.625	8/15/2008	1,006,404
2,000,000	Federal Home Loan Mortgage Corporation ‡	4.750	11/3/2009	2,053,618
8,500,000	Federal Home Loan Mortgage Corporation *	4.125	11/30/2009	8,660,021
5,000,000	Federal Home Loan Mortgage Corporation ‡	2.375	5/28/2010	4,957,025
1,500,000	Federal National Mortgage Association ‡	4.000	9/2/2008	1,508,076
7,500,000	Federal National Mortgage Association *	3.875	12/10/2009	7,630,958
2,500,000	Federal National Mortgage Association ‡	5.125	4/15/2011	2,641,775
17,500,000	U.S. Treasury Notes *	2.125	1/31/2010	17,465,822
725,000	U.S. Treasury Notes *	2.750	2/28/2013	715,711
10,106,550	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	10,659,257
	Total U.S. Government			88,113,968

U.S. Municipals (0.7%)
2,500,000	Denver, Colorado City & County Airport Revenue Bonds	5.250	11/15/2032	2,545,625
650,000	South Carolina State Public Service Authority Revenue
	Bonds ÷‡	5.750	1/1/2014	691,691
	Total U.S. Municipals			3,237,316

Utilities (1.3%)
1,300,000	Carolina Power & Light, Inc. ±‡	5.950	3/1/2009	1,320,492
1,000,000	CenterPoint Energy, Inc. ±‡	5.875	6/1/2008	1,001,022
235,000	Cleveland Electric Illuminating Company ‡≤	7.430	11/1/2009	243,867
325,000	DPL, Inc. ~≤	6.250	5/15/2008	325,181
900,000	Niagara Mohawk Power Corporation ‡	7.750	10/1/2008	913,276
500,000	Pacific Gas & Electric Company ‡	3.600	3/1/2009	498,882
280,876	Power Receivables Finance, LLC ‡≤	6.290	1/1/2012	289,479
1,000,000	Virginia Electric and Power Company ‡	4.500	12/15/2010	1,011,650
640,000	Virginia Electric and Power Company ‡	5.100	11/30/2012	650,658
	Total Utilities			6,254,507
	Total Long-Term Fixed Income (cost $502,943,935)			492,138,717

The accompanying Notes to Financial Statements are an integral part of this schedule.
208

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Shares	Preferred Stock/Equity-Linked Securities (0.8%)			Value
25,125	Allegro Investment Corporation SA TGT, Convertible ~¿			$1,301,978
46,750	Credit Suisse New York, NY			1,213,162
48,400	Federal National Mortgage Association			1,211,936
	Total Preferred Stock/Equity-Linked Securities
	(cost $3,708,375)			3,727,076

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value
410	Call on U.S. Treasury Bond Futures	$116.50	5/23/2008	$230,625
155	Call on U.S. Treasury Bond Futures	118.50	5/23/2008	19,375
	Total Options Purchased (cost $1,194,976)			250,000

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.5%)	Rate (+)	Date	Value
71,559,238	Thrivent Financial Securities Lending Trust	2.740%	N/A	$71,559,238
	Total Collateral Held for Securities Loaned
	(cost $71,559,238)			71,559,238

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.7%)	Rate (+)	Date	Value
$400,000	Federal Home Loan Bank Discount Notes ‡	2.000%	5/16/2008	$399,667
400,000	Federal National Mortgage Association ‡	1.950	5/16/2008	399,675
6,000,000	Three Pillars, Inc.	2.670	5/2/2008	5,999,555
16,406,932	Thrivent Money Market Fund	2.700	N/A	16,406,932
	Total Short-Term Investments (at amortized cost)			23,205,829
	Total Investments (cost $602,612,353) 120.0%			$590,880,860
	Other Assets and Liabilities, Net (20.0%)			(98,393,374)
	Total Net Assets 100.0%			$492,487,486

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	100	June 2008	$21,519,774	$21,268,750	($251,024)
5-Yr. U.S. Treasury Bond Futures	(405)	June 2008	(46,313,835)	(45,353,674)	960,161
10-Yr. U.S. Treasury Bond Futures	(445)	June 2008	(52,124,925)	(51,536,563)	588,362
20-Yr. U.S. Treasury Bond Futures	35	June 2008	4,090,654	4,091,172	518
EURO Foreign Exchange Currency	(6)	June 2008	(1,158,983)	(1,170,675)	(11,692)
Futures
Total Futures					$1,286,325

The accompanying Notes to Financial Statements are an integral part of this schedule.
209

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2008 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Receives	Pays	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
LCDX, N.A. Index Series 8,	N/A	N/A	Sell	June 2012	$1,649,000	($77,702)	($87,773)
5 Year, at 1.20%;
Bank of America, N.A.
LCDX, N.A. Index Series 8,	N/A	N/A	Sell	June 2012	1,649,000	(77,702)	(86,513)
5 Year, at 1.20%;
J.P. Morgan Chase and Co.
Interest Rate Swaps
Bank of America, N.A., 2 Year	5.275%	3 Month LIBOR	N/A	May 2009	11,000,000	278,435	278,435
Bank of America, N.A., 2 Year	5.306	3 Month LIBOR	N/A	June 2009	15,000,000	417,154	417,154
Total Swaps						$540,185	$521,303

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2008, $799,342 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $201,876,351 and $35,756,297 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Trustees and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2008 the value of these investments was $49,638,401 or 10.1% of total net assets.

« All or a portion of the security is insured or guaranteed.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of April 30, 2008.

	Acquisition
Security	Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$85,895

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,704,308
Gross unrealized depreciation	(15,435,801)
Net unrealized appreciation (depreciation)	($11,731,493)
Cost for federal income tax purposes	$602,612,353

The accompanying Notes to Financial Statements are an integral part of this schedule.
210

Money Market Fund
Schedule of Investments as of April 30, 2008 (unaudited)
Principal		Interest	Maturity
Amount	Certificates of Deposit (1.1%)	Rate (+)	Date	Value
$13,530,000	BNP Paribas New York	4.270%	5/12/2008	$13,531,092
5,500,000	Deutsche Bank AG	5.410	6/9/2008	5,500,000
	Total Certificates of Deposit			19,031,092

Principal		Interest	Maturity
Amount	Commercial Paper (61.4%)	Rate (+)	Date	Value
Asset-Backed Commercial Paper (4.9%)
$16,910,000	GOVCO, Inc. «	3.000%	6/16/2008	$16,845,179
20,220,000	GOVCO, Inc. «	4.620	6/24/2008	20,079,875
13,520,000	GOVCO, Inc. «	2.630	6/26/2008	13,464,688
10,140,000	GOVCO, Inc. «	2.650	7/14/2008	10,084,765
20,260,000	GOVCO, Inc. «	2.950	7/22/2008	20,123,864
	Total Asset-Backed Commercial Paper			80,598,371

Banking — Domestic (7.6%)
6,760,000	Bank of America Corporation	2.780	8/26/2008	6,698,923
6,740,000	Barclays US Funding Corporation «	4.675	5/29/2008	6,715,492
10,055,000	Barclays US Funding Corporation «	3.005	7/23/2008	9,985,337
16,900,000	Dexia Delaware, LLC	3.060	5/30/2008	16,858,342
10,140,000	J.P. Morgan Chase & Company	2.920	5/19/2008	10,125,196
1,680,000	River Fuel Company No. 2, Inc. «	2.600	7/31/2008	1,668,959
16,890,000	Societe Generale North American	3.320	6/27/2008	16,801,215
16,900,000	Societe Generale North American	3.670	7/17/2008	16,767,340
10,140,000	Societe Generale North American	2.980	8/18/2008	10,048,509
10,140,000	Societe Generale North American	2.920	8/27/2008	10,042,949
3,040,000	UBS Finance Corporation	4.320	5/15/2008	3,034,893
16,870,000	Variable Funding Capital Company, LLC «	2.880	5/21/2008	16,843,008
	Total Banking — Domestic			125,590,163

Banking — Foreign (6.8%)
13,530,000	Bank of Ireland	4.170	5/12/2008	13,512,760
13,525,000	Bank of Ireland	2.670	6/27/2008	13,467,823
1,100,000	Bank of Scotland plc	2.900	5/22/2008	1,098,139
16,082,000	Bank of Scotland plc	2.750	6/9/2008	16,034,089
16,800,000	Bank of Scotland plc	2.525	6/19/2008	16,742,262
10,127,000	Bank of Scotland plc	2.620	6/27/2008	10,084,990
4,700,000	DnB NORBank ASA	4.660	5/2/2008	4,699,392
10,140,000	DnB NORBank ASA	2.730	7/17/2008	10,080,791
16,870,000	DnB NORBank ASA	2.930	7/22/2008	16,757,411
10,130,000	ICICI Bank, Ltd. «	4.950	7/7/2008	10,036,676
	Total Banking — Foreign			112,514,333

Basic Industry (0.3%)
5,340,000	BASF AG	2.340	7/10/2008	5,315,703
	Total Basic Industry			5,315,703

The accompanying Notes to Financial Statements are an integral part of this schedule.
211

Money Market Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (61.4%)	Rate (+)	Date	Value
Brokerage (5.7%)
$13,520,000	Citigroup Funding, Inc. «	2.750%	6/16/2008	$13,472,492
13,530,000	Citigroup Funding, Inc. «	3.100	6/20/2008	13,471,746
10,135,000	Citigroup Funding, Inc. «	2.600	7/15/2008	10,080,102
16,900,000	Citigroup Funding, Inc. «	2.700	7/23/2008	16,794,798
16,900,000	Citigroup Funding, Inc. «	2.780	7/24/2008	16,790,376
16,870,000	Morgan Stanley	3.040	7/21/2008	16,754,609
6,800,000	Morgan Stanley	3.050	7/28/2008	6,749,302
	Total Brokerage			94,113,425

Consumer Cyclical (2.0%)
16,890,000	Toyota Credit Puerto Rico	2.620	8/19/2008	16,754,786
16,910,000	Wal-Mart Funding Corporation «	2.700	6/17/2008	16,850,392
	Total Consumer Cyclical			33,605,178

Consumer Non-Cyclical (3.1%)
20,320,000	Nestle Finance France SA	2.840	5/12/2008	20,302,367
10,155,000	Nestle Finance France SA	2.770	5/27/2008	10,134,684
20,280,000	Nestle Finance France SA	2.790	6/9/2008	20,218,704
	Total Consumer Non-Cyclical			50,655,755

Education (0.6%)
10,070,000	Yale University	2.400	5/21/2008	10,056,573
	Total Education			10,056,573

Financials (21.1%)
26,080,000	Charta, LLC «	2.500	5/1/2008	26,080,000
13,540,000	Falcon Asset Securitization Corporation «	3.000	5/6/2008	13,534,358
10,140,000	General Electric Capital Corporation	2.790	8/18/2008	10,054,342
20,270,000	General Electric Capital Corporation	2.690	8/27/2008	20,091,275
20,270,000	General Electric Capital Corporation	2.680	8/29/2008	20,088,921
16,900,000	ING US Funding, LLC	2.570	7/30/2008	16,791,417
6,752,000	ING US Funding, LLC	2.520	9/29/2008	6,680,631
10,810,000	Kitty Hawk Funding Corporation «	3.000	5/16/2008	10,796,487
7,990,000	Kitty Hawk Funding Corporation «	3.005	5/23/2008	7,975,326
16,900,000	Kitty Hawk Funding Corporation «	2.680	6/12/2008	16,847,159
20,260,000	Old Line Funding Corporation «	3.120	5/29/2008	20,210,836
13,430,000	Old Line Funding Corporation «	2.600	6/20/2008	13,381,503
16,920,000	Old Line Funding Corporation «	2.700	7/28/2008	16,808,328
13,515,000	Park Avenue Receivables Corporation «	3.050	5/12/2008	13,502,405
5,461,000	Ranger Funding Company, LLC «	2.720	6/12/2008	5,443,670
11,390,000	Sheffield Receivables Corporation «	2.920	6/23/2008	11,341,036
15,609,000	Thames Asset Global Securitization, Inc. «	3.020	5/8/2008	15,599,834
11,100,000	Thunder Bay Funding, Inc. «	3.150	5/20/2008	11,081,546
17,642,000	Thunder Bay Funding, Inc. «	2.750	5/28/2008	17,605,613
10,140,000	Thunder Bay Funding, Inc. «	2.750	5/30/2008	10,117,537
20,280,000	Thunder Bay Funding, Inc. «	2.920	6/11/2008	20,212,558
12,200,000	Thunder Bay Funding, Inc. «	2.770	7/29/2008	12,116,454

The accompanying Notes to Financial Statements are an integral part of this schedule.
212

Money Market Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (61.4%)	Rate (+)	Date	Value
Financials — continued
$16,900,000	Yorktown Capital, LLC «	3.020%	5/22/2008	$16,870,228
16,925,000	Yorktown Capital, LLC «	3.020	5/23/2008	16,893,764
	Total Financials			350,125,228

Insurance (8.3%)
20,270,000	AIG Funding, Inc. ±«	2.800	6/25/2008	20,183,289
6,761,000	AIG Funding, Inc. «	2.450	6/30/2008	6,733,392
16,885,000	AIG Funding, Inc. «	2.550	7/30/2008	16,777,359
11,005,000	Allstate Financial Global Funding «	2.500	6/20/2008	10,995,533
5,143,000	Cooperative Association of Tractor Dealers, Inc. «	5.900	5/28/2008	5,120,242
3,523,000	Cooperative Association of Tractor Dealers, Inc. «	5.900	5/30/2008	3,506,256
2,107,000	Cooperative Association of Tractor Dealers, Inc. «	5.500	6/25/2008	2,089,295
5,645,000	Cooperative Association of Tractor Dealers, Inc. «	4.650	6/30/2008	5,601,252
13,520,000	Curzon Funding, LLC «	3.150	5/27/2008	13,489,242
20,240,000	Curzon Funding, LLC «	3.780	7/18/2008	20,074,234
16,920,000	Swiss Reinsurance Company	2.950	7/28/2008	16,797,988
16,920,000	Swiss Reinsurance Company	2.840	8/11/2008	16,783,850
	Total Insurance			138,151,932

U.S. Municipals (1.0%)
16,400,000	State of Michigan Regional Authority General
	Obligation Bonds	4.125	10/28/2008	16,400,000
	Total U.S. Municipals			16,400,000
	Total Commercial Paper			1,017,126,661

		Interest	Maturity
Shares	Other (6.5%)	Rate (+)	Date	Value
9,793,000	Barclays Prime Money Market Fund	2.870%	N/A	$9,793,000
37,054,042	Merrill Lynch Institutional Money Market Fund	2.870	N/A	37,054,042
61,283,000	Primary Fund Institutional Class	3.080	N/A	61,283,000
	Total Other			108,130,042

The accompanying Notes to Financial Statements are an integral part of this schedule.
213

Money Market Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (31.8%) †	Rate (+)	Date	Value
Banking — Domestic (8.5%)
$10,140,000	Bank of America NA	3.208%	7/3/2008	$10,140,000
9,250,000	Bank of New York Company, Inc.	2.732	5/12/2008	9,250,000
7,400,000	Bank of New York Company, Inc.	2.946	5/27/2008	7,400,081
13,530,000	Deutsche Bank NY	2.809	6/23/2008	13,530,000
18,500,000	Fifth Third Bancorp	2.908	5/23/2008	18,500,000
8,830,000	HSBC USA, Inc.	2.726	5/15/2008	8,830,000
6,760,000	J.P. Morgan Chase & Company	2.649	6/23/2008	6,763,728
13,690,000	Rabobank Nederland NV/NY	3.045	5/15/2008	13,690,000
9,300,000	Royal Bank of Canada NY	2.709	5/1/2008	9,300,000
13,800,000	Svenska Handelsbanken AB	2.790	5/21/2008	13,800,000
10,130,000	Wachovia Bank	2.910	7/4/2008	10,130,000
19,225,000	Wells Fargo & Company	2.796	5/15/2008	19,225,000
	Total Banking — Domestic			140,558,809

Banking — Foreign (8.5%)
9,600,000	Bank of Ireland	2.810	5/20/2008	9,600,000
17,190,000	BNP Paribas SA	3.132	5/7/2008	17,190,000
10,950,000	BNP Paribas SA	2.886	5/27/2008	10,950,000
9,000,000	DnB NOR ASA	2.895	5/27/2008	9,000,000
20,480,000	HBOS Treasury Services plc	2.731	5/7/2008	20,480,000
13,520,000	ING Bank NV	3.282	6/26/2008	13,520,000
6,860,000	Royal Bank of Canada	2.711	5/6/2008	6,860,000
10,150,000	Royal Bank of Canada	3.233	8/15/2008	10,150,000
11,500,000	Royal Bank of Scotland plc	2.830	5/21/2008	11,500,000
13,680,000	Svenska Handelsbanken AB	2.707	5/13/2008	13,680,000
16,900,000	Svenska Handelsbanken AB §	0.351	7/25/2008	16,900,000
	Total Banking — Foreign			139,830,000

Basic Industry (1.2%)
20,620,000	BASF Finance Europe NV	2.808	7/21/2008	20,620,000
	Total Basic Industry			20,620,000

Brokerage (2.7%)
19,000,000	Goldman Sachs Group, Inc.	2.920	7/25/2008	19,000,000
19,100,000	Merrill Lynch & Company, Inc.	3.058	5/22/2008	19,100,000
6,000,000	Merrill Lynch & Company, Inc.	3.035	5/27/2008	6,000,000
	Total Brokerage			44,100,000

Consumer Cyclical (2.3%)
10,150,000	American Honda Finance Corporation	3.225	5/6/2008	10,150,000
4,760,000	American Honda Finance Corporation	3.050	6/9/2008	4,762,025
13,760,000	American Honda Finance Corporation	2.909	6/11/2008	13,760,000
10,120,000	American Honda Finance Corporation	2.698	7/7/2008	10,129,595
	Total Consumer Cyclical			38,801,620

The accompanying Notes to Financial Statements are an integral part of this schedule.
214

Money Market Fund
Schedule of Investments as of April 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (31.8%) †	Rate (+)	Date	Value
Financials (4.4%)
$6,020,000	Kordsa, Inc. «	3.150%	5/1/2008	$6,020,000
13,530,000	Procter & Gamble International Funding SCA	3.140	5/19/2008	13,530,000
27,020,000	Union Hamilton Special Funding, LLC «	2.899	6/23/2008	27,020,000
27,025,000	Union Hamilton Special Funding, LLC «	3.171	6/30/2008	27,025,000
	Total Financials			73,595,000

Insurance (4.2%)
19,325,000	Allstate Life Global Funding II «	2.809	5/8/2008	19,325,000
16,900,000	Allstate Life Global Funding Trust «	3.332	6/20/2008	16,900,000
20,560,000	ING Verzekeringen NV	2.700	5/6/2008	20,560,000
13,500,000	MBIA Global Funding, LLC «ƒ	3.090	7/23/2008	13,500,000
	Total Insurance			70,285,000
	Total Variable Rate Notes			527,790,429
	Total Investments (at amortized cost) 100.8%			$1,672,078,224
	Other Assets and Liabilities, Net (0.8%)			(13,068,076)
	Total Net Assets 100.0%			$1,659,010,148

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

« Denotes investments that benefit from credit enhancements or liquidity support provided by a third party bank or institution.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Money Market Fund owned as of April 30, 2008.

	Acquisition
Security	Date	Cost
MBIA Global Funding, LLC	10/18/2007	$13,500,000

Cost for federal income tax purposes is $1,672,078,224.

The accompanying Notes to Financial Statements are an integral part of this schedule.
215

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Assets and Liabilities	Statement of Assets and Liabilities — continued

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative		Partner	Partner				Partner
	Allocation	Allocation	Allocation	Allocation	Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap Value
As of April 30, 2008 (unaudited)	Fund	Fund	Fund	Fund	Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Fund
Assets
Investments at cost	$424,057,979	$1,013,600,094	$977,252,295	$377,841,983	$41,666,135	$99,229,050	$184,481,321	$600,018,595	$36,155,503	$380,861,127	$65,071,853
Investments in securities at market value	—	—	—	—	34,857,740	84,015,430	139,358,552	490,193,665	36,478,739	302,033,661	55,510,673
Investments in affiliates at market value	411,013,658	985,085,732	956,569,290	371,770,876	6,183,859	20,270,096	57,543,929	153,091,550	7,956,355	105,330,514	12,886,008
Investments at Market Value	411,013,658	985,085,732	956,569,290	371,770,876	41,041,599	104,285,526	196,902,481	643,285,215	44,435,094	407,364,175	68,396,681

Cash	—	—	—	—	—	—	16,873	2,954	—	—	—
Dividends and interest receivable	—	—	—	—	11,785	34,071	84,768	321,913	29,968	153,104	29,864
Prepaid expenses	5,021	7,984	7,876	4,855	3,106	3,368	3,685	5,524	3,122	4,552	3,197
Receivable for investments sold	133,304	31,103	—	—	476,495	622,257	—	9,683,891	5,890	1,268,758	117,878
Receivable for fund shares sold	375,831	981,301	1,425,121	653,269	3,877	17,871	113,188	51,937	57,303	26,386	45,486
Total Assets	411,527,814	986,106,120	958,002,287	372,429,000	41,536,862	104,963,093	197,120,995	653,351,434	44,531,377	408,816,975	68,593,106

Accrued expenses	52,374	81,267	63,991	30,367	31,817	21,400	31,465	129,274	26,400	93,222	17,305
Payable for investments purchased	—	—	800,937	517,917	443,770	457,139	218,245	14,344,064	—	2,928,441	1,973,804
Payable upon return of collateral for securities loaned	—	—	—	—	5,889,000	16,308,299	51,533,909	147,459,421	7,419,476	85,693,458	9,474,175
Payable for fund shares redeemed	508,612	1,007,762	707,776	214,577	13,474	8,664	46,231	432,413	16,094	216,272	—
Payable for variation margin	—	—	—	—	—	—	—	—	1,710	—	—
Payable to affiliate	115,494	314,284	324,434	112,251	21,867	66,329	104,238	425,426	19,038	232,161	35,828
Total Liabilities	676,480	1,403,313	1,897,138	875,112	6,399,928	16,861,831	51,934,088	162,790,598	7,482,718	89,163,554	11,501,112

Net Assets
Capital stock (beneficial interest)	403,804,245	976,822,912	957,179,606	373,360,348	63,186,504	91,952,774	127,892,629	464,991,700	27,853,588	304,676,180	56,161,723
Accumulated undistributed net investment income/(loss)	(6,581,784)	(9,840,802)	(8,279,211)	(1,489,348)	(112,356)	(65,697)	518,287	450,153	107,631	(213,555)	143,259
Accumulated undistributed net realized gain/(loss)	26,673,194	46,235,059	27,887,759	5,753,995	(27,312,678)	(8,842,291)	4,354,831	(18,147,637)	793,584	(11,312,252)	(2,537,816)
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	(624,536)	5,056,476	12,421,160	43,266,620	8,279,591	26,503,048	3,324,828
Affiliated investments	(13,044,321)	(28,514,362)	(20,683,005)	(6,071,107)	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	—	14,265	—	—
Total Net Assets	$410,851,334	$984,702,807	$956,105,149	$371,553,888	$35,136,934	$88,101,262	$145,186,907	$490,560,836	$37,048,659	$319,653,421	$57,091,994

Class A Share Capital	$351,362,000	$913,800,929	$922,914,338	$360,267,945	$32,157,755	$13,248,481	$69,643,339	$355,463,495	$37,048,659	$255,487,706	$10,623,010
Shares of beneficial interest outstanding (Class A)	29,359,608	78,074,963	82,586,050	33,441,134	8,685,230	1,207,957	4,846,419	25,058,774	2,908,754	16,967,236	924,068
Net asset value per share	$11.97	$11.70	$11.18	$10.77	$3.70	$10.97	$14.37	$14.19	$12.74	$15.06	$11.50
Maximum public offering price	$12.67	$12.38	$11.83	$11.40	$3.92	$11.61	$15.21	$15.02	$13.48	$15.94	$12.17

Class B Share Capital	$—	$—	$—	$—	$929,410	$—	$2,419,201	$6,237,338	$—	$11,647,416	$—
Shares of beneficial interest outstanding (Class B)	—	—	—	—	265,696	—	180,792	522,547	—	868,653	—
Net asset value per share	$—	$—	$—	$—	$3.50	$—	$13.38	$11.94	$—	$13.41	$—

Institutional Class Share Capital	$59,489,334	$70,901,878	$33,190,811	$11,285,943	$2,049,769	$74,852,781	$73,124,367	$128,860,003	$—	$52,518,299	$46,468,984
Shares of beneficial interest outstanding (Institutional Class)	4,947,677	6,029,296	2,964,440	1,045,445	521,719	6,775,202	4,880,879	8,236,954	—	3,189,226	4,034,168
Net asset value per share	$12.02	$11.76	$11.20	$10.80	$3.93	$11.05	$14.98	$15.64	$—	$16.47	$11.52

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
216	217

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Assets and Liabilities — continued	Statement of Assets and Liabilities — continued

				Partner	Partner
	Mid Cap	Mid Cap	Mid Cap	Worldwide	International	Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced
As of April 30, 2008 (unaudited)	Stock Fund	Index Fund	Index Fund-I	Allocation Fund	Stock Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund
Assets
Investments at cost	$1,248,474,950	$47,655,390	$10,061,596	$102,171,289	$634,255,795	$602,467,506	$665,192,922	$2,844,389,471	$63,196,523	$28,325,565	$338,933,068
Investments in securities at market value	977,797,404	50,848,919	12,176,849	100,108,080	629,913,028	532,837,346	633,458,429	2,856,136,239	78,130,277	29,624,243	299,230,420
Investments in affiliates at market value	272,079,989	8,687,379	1,573,386	4,538,383	79,639,313	90,955,560	98,066,979	504,756,406	2,948,203	1,727,094	56,029,412
Investments at Market Value	1,249,877,393	59,536,298	13,750,235	104,646,463	709,552,341	623,792,906	731,525,408	3,360,892,645	81,078,480	31,351,337	355,259,832

Cash	1,902	—	—	62,724(a)	329,670(b)	—	—	7,667	—	—	—
Dividends and interest receivable	341,976	37,887	8,509	480,905	4,140,056	336,745	741,841	2,504,098	73,688	27,817	804,633
Prepaid expenses	8,182	3,192	2,989	33,612	6,261	5,772	6,294	18,414	3,341	3,087	4,445
Receivable for investments sold	10,779,011	—	—	560,506	4,475,461	15,602,284	3,451,135	49,414,321	—	—	6,135,076
Receivable for written options	—	—	—	—	—	8,404	—	21,209	—	—	—
Receivable for fund shares sold	803,827	20,645	—	555,443	87,987	40,011	290,609	115,231	76,780	—	13,721
Receivable for forward contracts	—	—	—	949,809	5,512,421	—	—	—	—	—	—
Receivable for variation margin	—	—	—	8,470	—	—	—	—	—	—	31,250
Receivable from affiliate	—	—	641	—	—	—	—	—	—	—	—
Total Assets	1,261,812,291	59,598,022	13,762,374	107,297,932	724,104,197	639,786,122	736,015,287	3,412,973,585	81,232,289	31,382,241	362,248,957

Accrued expenses	195,360	25,470	17,213	31,540	132,545	62,015	86,359	605,644	27,722	19,670	79,500
Notes payable and other debt	—	—	—	—	—	—	—	—	—	83	95
Payable for investments purchased	16,452,440	—	—	482,375	2,175,103	17,659,354	734,000	35,606,662	8,988	4,254	38,338,376
Payable upon return of collateral for securities loaned	252,315,180	8,144,177	1,060,144	—	64,203,835	72,735,457	92,927,318	479,015,830	2,619,744	812,958	38,199,887
Payable for fund shares redeemed	1,037,204	29,537	16,694	365,370	396,448	227,574	255,041	2,681,833	26,889	12,850	201,971
Payable for forward contracts	—	—	—	950,460	5,513,498	—	—	—	—	—	—
Open options written, at value	—	—	—	—	—	23,630	—	60,645	—	—	—
Payable for variation margin	—	880	770	—	—	—	—	97,050	1,938	3,975	87,377
Payable to affiliate	833,908	17,271	—	48,211	470,396	371,471	355,666	2,134,102	29,948	6,527	203,674
Mortgage dollar roll deferred revenue	—	—	—	—	—	—	—	—	—	—	26,997
Total Liabilities	270,834,092	8,217,335	1,094,821	1,877,956	72,891,825	91,079,501	94,358,384	520,201,766	2,715,229	860,317	77,137,877

Net Assets
Capital stock (beneficial interest)	1,028,665,706	38,762,975	8,817,417	102,555,512	588,288,055	547,400,884	576,903,931	2,340,197,244	63,279,634	29,185,596	265,513,010
Accumulated undistributed net investment income/(loss)	1,633,379	151,486	35,590	662,821	2,423,705	282,689	3,345,999	7,505,172	341,117	141,027	681,379
Accumulated undistributed net realized gain/(loss)	(40,723,329)	556,325	100,756	(346,173)	(14,746,850)	(20,335,623)	(4,925,513)	28,590,039	(3,000,926)	(1,878,073)	2,274,615
Net unrealized appreciation/(depreciation) on:
Investments	1,402,443	11,880,908	3,688,639	2,475,174	75,296,546	21,325,400	66,332,486	516,503,174	17,881,957	3,025,772	16,326,764
Written option contracts	—	—	—	—	—	33,271	—	70,750	—	—	—
Futures contracts	—	28,993	25,151	77,910	—	—	—	(94,560)	15,278	47,602	315,298
Foreign currency forward contracts	—	—	—	(651)	(1,077)	—	—	—	—	—	—
Foreign currency transactions	—	—	—	(4,617)	(48,007)	—	—	—	—	—	14
Total Net Assets	$990,978,199	$51,380,687	$12,667,553	$105,419,976	$651,212,372	$548,706,621	$641,656,903	$2,892,771,819	$78,517,060	$30,521,924	$285,111,080

Class A Share Capital	$792,906,668	$51,380,687	$—	$26,529,371	$322,831,005	$140,799,286	$282,901,416	$2,540,728,308	$78,517,060	$—	$205,576,254
Shares of beneficial interest outstanding (Class A)	58,589,971	3,945,142	—	2,582,761	25,336,480	25,955,490	18,278,091	101,843,480	8,265,910	—	17,306,221
Net asset value per share	$13.53	$13.02	$—	$10.27	$12.74	$5.42	$15.48	$24.95	$9.50	$—	$11.88
Maximum public offering price	$14.32	$13.78	$—	$10.87	$13.48	$5.74	$16.38	$26.40	$10.05	$—	$12.57

Class B Share Capital	$7,276,240	$—	$—	$—	$6,813,582	$6,031,250	$6,203,483	$28,752,805	$—	$—	$5,629,324
Shares of beneficial interest outstanding (Class B)	656,372	—	—	—	554,675	1,207,993	406,577	1,262,309	—	—	475,899
Net asset value per share	$11.09	$—	$—	$—	$12.28	$4.99	$15.26	$22.78	$—	$—	$11.83

Institutional Class Share Capital	$190,795,291	$—	$12,667,553	$78,890,605	$321,567,785	$401,876,085	$352,552,004	$323,290,706	$—	$30,521,924	$73,905,502
Shares of beneficial interest outstanding (Institutional Class)	13,136,726	—	1,315,893	7,676,423	24,760,836	69,467,402	22,638,785	12,867,589	—	3,230,934	6,228,354
Net asset value per share	$14.52	$—	$9.63	$10.28	$12.99	$5.79	$15.57	$25.12	$—	$9.45	$11.87

a) Includes foreign currency holdings of $60,724 (cost $61,421) .

b) Includes foreign currency holdings of $329,330 (cost $334,419) .

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
218	219

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Assets and Liabilities — continued	Statement of Assets and Liabilities — continued

					Limited	Money
	High Yield	Municipal	Income	Core Bond	Maturity	Market
As of April 30, 2008 (unaudited)	Fund	Bond Fund	Fund	Fund	Bond Fund	Fund
Assets
Investments at cost	$688,542,431	$1,107,262,780	$917,629,919	$494,674,122	$602,612,353	$1,672,078,224
Investments in securities at market value	590,906,854	1,158,287,049	821,553,455	452,374,856	502,914,690	1,672,078,224
Investments in affiliates at market value	85,122,912	—	70,328,348	31,566,190	87,966,170	—
Investments at Market Value	676,029,766	1,158,287,049	891,881,803	483,941,046	590,880,860	1,672,078,224

Cash	4,345	1,926	1,553	—	225	236
Dividends and interest receivable	12,700,389	17,541,819	7,790,431	2,530,677	3,902,017	2,305,178
Prepaid expenses	6,045	9,288	7,267	4,945	5,566	11,838
Receivable for investments sold	6,678,978	—	30,815,939	20,312,479	—	—
Receivable for fund shares sold	101,380	714,813	310,305	558,163	1,007,287	9,046,997
Swap agreements, at value	—	—	—	—	695,589	—
Receivable for variation margin	—	—	332,031	89,844	66,406	—
Total Assets	695,520,903	1,176,554,895	931,139,329	507,437,154	596,557,950	1,683,442,473

Liabilities
Distributions payable	868,146	823,691	315,358	133,094	25,705	37,526
Accrued expenses	89,779	161,547	86,204	89,656	40,789	194,399
Payable for investments purchased	11,956,990	5,578,913	95,488,056	127,143,979	31,279,509	16,900,000
Payable upon return of collateral for securities loaned	69,441,280	—	53,211,656	14,161,708	71,559,238	—
Payable for fund shares redeemed	156,984	456,966	129,251	501,508	506,852	6,726,909
Swap agreements, at value	245,981	—	624,068	—	155,404	—
Payable for variation margin	21,937	—	602,837	307,716	332,801	—
Payable to affiliate	339,997	696,684	355,198	207,075	148,574	573,491
Mortgage dollar roll deferred revenue	—	—	55,869	88,696	21,592	—
Total Liabilities	83,121,094	7,717,801	150,868,497	142,633,432	104,070,464	24,432,325

Net Assets
Capital stock (beneficial interest)	1,111,533,495	1,117,163,539	837,555,059	387,971,321	505,436,642	1,659,019,137
Accumulated undistributed net investment income/(loss)	(440,317)	(14,027)	210,300	187,757	29,858	(38,232)
Accumulated undistributed net realized gain/(loss)	(486,135,252)	663,313	(32,816,060)	(13,502,529)	(3,055,149)	29,243
Net unrealized appreciation/(depreciation) on:
Investments	(12,512,665)	51,024,269	(25,748,116)	(10,733,076)	(11,731,493)	—
Futures contracts	200,529	—	1,218,057	880,249	1,286,325	—
Swap agreements	(245,981)	—	(148,408)	—	521,303	—
Total Net Assets	$612,399,809	$1,168,837,094	$780,270,832	$364,803,722	$492,487,486	$1,659,010,148

Class A Share Capital	$443,486,674	$1,133,448,776	$411,815,290	$274,177,341	$107,639,363	$1,360,613,667
Shares of beneficial interest outstanding (Class A)	91,884,276	102,477,717	49,622,377	28,581,657	8,762,857	1,360,613,667
Net asset value per share	$4.83	$11.06	$8.30	$9.59	$12.28	$1.00
Maximum public offering price	$5.06	$11.58	$8.69	$10.04	$12.28	$1.00

Class B Share Capital	$7,097,815	$8,284,656	$4,688,590	$2,927,861	$1,741,920	$1,411,562
Shares of beneficial interest outstanding (Class B)	1,471,004	749,331	566,258	305,029	141,694	1,411,563
Net asset value per share	$4.83	$11.06	$8.28	$9.60	$12.29	$1.00

Institutional Class Share Capital	$161,815,320	$27,103,662	$363,766,952	$87,698,520	$383,106,203	$296,984,919
Shares of beneficial interest outstanding (Institutional Class)	33,503,354	2,450,632	43,872,422	9,138,630	31,195,710	296,984,920
Net asset value per share	$4.83	$11.06	$8.29	$9.60	$12.28	$1.00

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
220	221

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Operations	Statement of Operations — continued

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative		Partner	Partner				Partner
For the six months ended	Allocation	Allocation	Allocation	Allocation	Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
April 30, 2008 (unaudited)	Fund	Fund	Fund	Fund	Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund
Investment Income
Dividends	$—	$—	$—	$—	$90,152	$159,500	$1,036,317	$2,473,648	$247,761	$945,101	$519,207
Taxable interest	—	—	—	—	—	30,818	606	194,136	2,705	1,032	—
Income from securities loaned	—	—	—	—	35,081	152,105	176,293	538,424	41,136	209,784	12,871
Income from affiliated investments	4,537,954	14,528,268	16,356,467	6,771,197	45,902	37,870	101,902	470,328	20,710	403,723	47,628
Foreign dividend tax withholding	—	—	—	—	(78)	(2,993)	—	(2,646)	(79)	—	(38)
Total Investment Income	4,537,954	14,528,268	16,356,467	6,771,197	171,057	377,300	1,315,118	3,673,890	312,233	1,559,640	579,668

Expenses
Adviser fees	283,692	631,383	614,188	252,738	138,943	124,338	68,774	1,657,036	48,448	643,973	62,283
Sub-Adviser fees	—	—	—	—	—	223,480	412,643	—	—	—	124,567
Accounting and pricing fees	12,000	1,004	17,004	27,004	9,424	11,970	13,397	25,004	12,281	17,955	10,222
Administrative service fees	37,826	91,076	88,325	33,698	3,705	7,729	13,755	49,456	3,876	31,826	4,983
Audit and legal fees	11,232	15,295	14,870	10,657	8,629	8,876	9,375	12,631	8,627	11,066	8,620
Custody fees	1,923	1,923	1,923	1,923	3,948	24,380	6,868	29,935	8,091	7,913	14,606
Distribution expenses Class A	402,576	1,054,493	1,066,577	406,648	42,226	16,989	87,751	473,234	48,448	326,056	13,216
Distribution expenses Class B	—	—	—	—	5,874	—	14,142	39,043	—	72,284	—
Insurance expenses	2,738	3,969	3,866	2,533	1,931	1,981	2,263	3,498	1,950	2,805	1,934
Printing and postage expenses Class A	115,145	197,990	140,417	47,994	35,332	1,805	35,195	158,045	18,310	151,437	1,928
Printing and postage expenses Class B	—	—	—	—	1,473	—	1,796	4,945	—	9,996	—
Printing and postage expenses Institutional Class	415	496	328	200	79	710	632	1,020	—	533	548
SEC and state registration expenses	21,838	38,111	35,371	25,390	15,245	10,720	18,519	32,949	5,862	21,957	10,142
Transfer agent fees Class A	293,392	518,640	360,480	112,120	92,162	5,203	107,229	465,619	61,455	426,472	8,411
Transfer agent fees Class B	—	—	—	—	6,246	—	8,192	29,009	—	60,871	—
Transfer agent fees Institutional Class	85	114	148	110	94	77	113	275	—	230	87
Trustees’ fees	1,532	1,532	1,532	1,532	679	1,532	908	3,002	887	4,071	1,532
Other expenses	3,168	3,390	3,401	3,188	3,701	3,407	3,850	5,148	3,752	4,460	3,339
Total Expenses Before Reimbursement	1,187,562	2,559,416	2,348,430	925,735	369,691	443,197	805,402	2,989,849	221,987	1,793,905	266,418

Less:
Reimbursement from adviser	(298,563)	(420,430)	(229,548)	(161,808)	(97,561)	(4,103)	(78,589)	(50,123)	(37,604)	(46,456)	(12,519)
Custody earnings credit	—	—	—	—	—	(68)	(3,485)	(1,170)	(279)	(68)	(1)
Total Net Expenses	888,999	2,138,986	2,118,882	763,927	272,130	439,026	723,328	2,938,556	184,104	1,747,381	253,898

Net Investment Income/(Loss)	3,648,955	12,389,282	14,237,585	6,007,270	(101,073)	(61,726)	591,790	735,334	128,129	(187,741)	325,770

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	—	—	—	(3,015,537)	(8,413,840)	4,603,036	(16,142,775)	1,204,246	9,062,932	(2,285,368)
Affiliated investments	(2,436,886)	(9,972,555)	(9,521,689)	(3,833,327)	—	—	—	—	—	—	—
Distributions of realized capital gains from
affiliated investments	29,546,828	57,282,252	39,762,546	9,879,658	—	—	—	—	—	—	—
Written option contracts	—	—	—	—	—	—	—	—	—	7,984	—
Futures contracts	—	—	—	—	—	—	—	(376,309)	(168,467)	—	—
Foreign currency transactions	—	—	—	—	(2,050)	—	—	5	—	(15)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	(6,665,151)	(5,086,777)	(11,650,005)	(60,943,684)	(6,723,366)	(51,247,493)	(302,813)
Affiliated investments	(67,109,877)	(129,665,245)	(91,695,936)	(22,875,317)	—	—	—	—	—	—	—
Written option contracts	—	—	—	—	—	—	—	—	—	(1,226)	—
Futures contracts	—	—	—	—	—	—	—	—	13,942	—	—
Net Realized and Unrealized Gains/(Losses)	(39,999,935)	(82,355,548)	(61,455,079)	(16,828,986)	(9,682,738)	(13,500,617)	(7,046,969)	(77,462,763)	(5,673,645)	(42,177,818)	(2,588,181)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(36,350,980)	$(69,966,266)	$(47,217,494)	$(10,821,716)	$(9,783,811)	$(13,562,343)	$(6,455,179)	$(76,727,429)	$(5,545,516)	$(42,365,559)	$(2,262,411)

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
222	223

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Operations — continued	Statement of Operations — continued

				Partner	Partner
For the six months ended	Mid Cap	Mid Cap	Mid Cap	Worldwide	International	Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced
April 30, 2008 (unaudited)	Stock Fund	Index Fund	Index Fund-I	Allocation Fund(a)	Stock Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund
Investment Income
Dividends	$6,200,920	$358,528	$80,757	$755,202	$9,014,602	$2,860,850	$7,552,645	$27,372,812	$857,244	$320,719	$1,538,675
Taxable interest	545,751	2,705	4,296	140,372	309,768	6,790	26,522	913,964	5,410	3,562	2,275,235
Income from mortgage dollar rolls	—	—	—	—	—	—	—	—	—	—	201,541
Income from securities loaned	760,077	38,206	7,392	—	197,207	106,902	210,141	1,258,737	7,284	2,017	128,145
Income from affiliated investments	488,720	19,415	7,516	10,766	92,669	298,645	328,422	206,259	20,817	17,574	323,420
Foreign dividend tax withholding	—	—	—	(68,601)	(818,731)	(13,788)	(38,192)	(157,924)	—	—	(10,165)
Total Investment Income	7,995,468	418,854	99,961	837,739	8,795,515	3,259,399	8,079,538	29,593,848	890,755	343,872	4,456,851

Expenses
Adviser fees	3,366,246	65,672	15,448	72,421	863,117	2,034,545	1,413,822	7,915,133	101,865	38,852	811,064
Sub-Adviser fees	—	—	—	80,660	1,037,573	—	—	—	—	—	—
Accounting and pricing fees	39,707	11,732	10,232	14,250	51,494	16,974	21,766	104,997	12,758	11,259	27,669
Administrative service fees	102,368	5,254	1,236	3,402	62,942	54,578	62,837	302,057	8,149	3,108	29,493
Amortization of offering costs	—	—	—	6,026	—	—	—	—	—	—	—
Audit and legal fees	17,299	8,741	8,382	4,650	17,158	12,712	13,316	34,821	8,991	8,540	10,808
Custody fees	24,661	7,813	2,635	31,000	123,456	31,121	10,497	64,857	8,793	4,695	17,795
Distribution expenses Class A	1,057,665	65,672	—	10,614	414,211	176,466	367,292	3,295,461	101,865	—	265,758
Distribution expenses Class B	45,505	—	—	—	41,436	35,369	38,134	176,621	—	—	32,394
Insurance expenses	5,326	1,992	1,869	316	3,784	3,178	3,579	11,933	2,085	1,911	2,810
Printing and postage expenses Class A	219,394	16,654	—	1,274	92,384	56,666	68,130	637,067	19,805	—	49,749
Printing and postage expenses Class B	4,682	—	—	—	4,432	4,694	3,719	20,394	—	—	2,574
Printing and postage expenses Institutional Class	1,422	—	407	198	2,072	2,337	2,027	2,348	—	689	616
SEC and state registration expenses	45,406	5,865	14,702	3,955	33,510	26,809	42,223	53,328	6,489	15,024	34,384
Transfer agent fees Class A	772,653	75,549	—	1,543	441,394	230,693	297,750	2,040,737	89,955	—	183,370
Transfer agent fees Class B	31,070	—	—	—	28,005	27,845	23,480	133,120	—	—	14,271
Transfer agent fees Institutional Class	370	—	161	25	382	200	311	773	—	203	132
Trustees’ fees	5,174	802	1,078	972	6,054	7,167	5,128	4,746	699	871	428
Other expenses	6,379	3,576	3,495	1,104	4,868	4,628	4,944	11,829	3,740	3,620	4,617
Total Expenses Before Reimbursement	5,745,327	269,322	59,645	232,410	3,228,272	2,725,982	2,378,955	14,810,222	365,194	88,772	1,487,932

Less:
Reimbursement from adviser	(49,035)	(82,885)	(8,905)	(57,492)	(9,802)	(253,381)	(29,752)	(116,805)	(120,644)	(1,078)	(33,350)
Custody earnings credit	(929)	(133)	(48)	—	(53)	(121)	(24)	(2,175)	(75)	(22)	(108)
Total Net Expenses	5,695,363	186,304	50,692	174,918	3,218,417	2,472,480	2,349,179	14,691,242	244,475	87,672	1,454,474

Net Investment Income/(Loss)	2,300,105	232,550	49,269	662,821	5,577,098	786,919	5,730,359	14,902,606	646,280	256,200	3,002,377

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(38,713,972)	1,081,782	481,772	(274,503)	(7,125,860)	(12,265,751)	(4,501,814)	111,382,096	(142,165)	80,617	4,424,925
Written option contracts	—	—	—	—	—	184,393	—	333,589	—	—	18,750
Futures contracts	—	(4,236)	(91,494)	70,372	—	—	—	(3,752,732)	(229,112)	(47,593)	(1,016,505)
Foreign currency transactions	—	—	—	(142,042)	(211,914)	(2)	—	(3)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(107,160,106)	(5,859,282)	(1,457,657)	2,475,174	(68,032,044)	(51,517,472)	(55,025,599)	(444,508,312)	(9,577,438)	(3,754,302)	(26,511,582)
Written option contracts	—	—	—	—	—	31,801	—	70,750	—	—	(9,375)
Futures contracts	—	33,328	18,340	77,910	—	—	—	(583,647)	768	34,290	328,547
Foreign currency forward contracts	—	—	—	(651)	(752)	—	—	—	—	—	—
Foreign currency transactions	—	—	—	(4,617)	(60,622)	—	—	—	—	—	14
Net Realized and Unrealized Gains/(Losses)	(145,874,078)	(4,748,408)	(1,049,039)	2,201,643	(75,431,192)	(63,567,031)	(59,527,413)	(337,058,259)	(9,947,947)	(3,686,988)	(22,765,226)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(143,573,973)	$(4,515,858)	$(999,770)	$2,864,464	$(69,854,094)	$(62,780,112)	$(53,797,054)	$(322,155,653)	$(9,301,667)	$(3,430,788)	$(19,762,849)

a) For the period from February 29, 2008 (inception) through April 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
224	225

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Operations — continued	Statement of Operations — continued

					Limited
For the six months ended	High Yield	Municipal	Income	Core Bond	Maturity	Money Market
April 30, 2008 (unaudited)	Fund	Bond Fund	Fund	Fund	Bond Fund	Fund
Investment Income
Dividends	$258,931	$—	$58,609	$46,689	$88,861	$1,435,165
Taxable interest	23,549,604	167,709	22,068,339	8,965,325	10,483,055	34,399,388
Tax exempt interest	—	29,705,926	—	—	—	—
Income from mortgage dollar rolls	—	—	467,038	660,920	189,061	—
Income from securities loaned	177,008	—	212,114	92,151	154,124	—
Income from affiliated investments	376,603	—	395,101	579,638	514,249	—
Total Investment Income	24,362,146	29,873,635	23,201,201	10,344,723	11,429,350	35,834,553

Expenses
Adviser fees	1,122,472	2,410,487	1,355,048	840,326	693,256	3,145,378
Accounting and pricing fees	33,511	76,051	37,016	28,364	22,741	42,490
Administrative service fees	57,037	116,431	79,562	37,348	46,217	159,136
Audit and legal fees	12,580	17,321	14,435	11,221	11,434	20,117
Custody fees	12,199	14,496	17,859	10,695	12,735	21,657
Distribution expenses Class A	560,524	1,418,259	523,511	353,084	68,424	796,772
Distribution expenses Class B	41,449	50,298	28,232	19,339	2,212	6,414
Insurance expenses	3,774	5,532	4,039	2,966	2,902	6,082
Printing and postage expenses Class A	100,542	97,410	82,896	50,939	20,676	305,708
Printing and postage expenses Class B	3,409	1,776	2,819	1,595	413	529
Printing and postage expenses Institutional Class	1,224	268	2,235	689	1,994	3,160
SEC and state registration expenses	28,738	37,487	32,231	29,299	27,646	119,078
Transfer agent fees Class A	301,950	256,733	258,174	204,733	95,428	781,229
Transfer agent fees Class B	18,501	6,498	16,652	8,634	1,949	2,480
Transfer agent fees Institutional Class	613	155	796	458	262	1,085
Trustees’ fees	5,773	5,989	9,013	(371)	6,432	13,679
Other expenses	4,299	5,669	4,476	3,712	3,427	5,808
Total Expenses Before Reimbursement	2,308,595	4,520,860	2,468,994	1,603,031	1,018,148	5,430,802

Less:
Reimbursement from adviser	(45,311)	(7,789)	(44,750)	(193,231)	(36,353)	(1,437,632)
Custody earnings credit	(1,826)	(1,032)	(279)	(267)	(664)	(758)
Total Net Expenses	2,261,458	4,512,039	2,423,965	1,409,533	981,131	3,992,412

Net Investment Income/(Loss)	22,100,688	25,361,596	20,777,236	8,935,190	10,448,219	31,842,141

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(15,229,850)	2,789,094	(314,468)	3,161,668	1,454,129	48,779
Written option contracts	—	—	80,938	75,000	15,313	—
Futures contracts	—	—	(3,508,519)	(2,909,603)	(3,257,422)	—
Swap agreements	(1,013,854)	—	101,530	—	105,317	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(6,837,668)	(13,667,020)	(16,499,477)	(8,133,368)	(9,524,294)	—
Written option contracts	—	—	(34,688)	(37,500)	(6,563)	—
Futures contracts	200,529	—	1,051,602	819,595	1,294,234	—
Swap agreements	(33,263)	—	(148,408)	—	383,440	—
Net Realized and Unrealized Gains/(Losses)	(22,914,106)	(10,877,926)	(19,271,490)	(7,024,208)	(9,536,038)	48,779

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(813,418)	$14,483,670	$1,505,746	$1,910,982	$912,181	$31,890,920

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
226	227

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Changes in Net Assets	Statement of Changes in Net Assets — continued

	Aggressive Allocation		Moderately Aggressive		Moderate Allocation		Moderately Conservative		Technology		Partner Small Cap
	Fund		Allocation Fund		Fund		Allocation Fund		Fund		Growth Fund
	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$3,648,955	$2,519,787	$12,389,282	$10,720,957	$14,237,585	$15,543,401	$6,007,270	$7,191,868	$(101,073)	$(413,442)	$(61,726)	$(178,832)
Net realized gains/(losses) on:
Investments	—	—	—	—	—	—	—	—	(3,015,537)	3,589,799	(8,413,840)	3,385,615
Affiliated investments	(2,436,886)	560,630	(9,972,555)	396,118	(9,521,689)	(528,492)	(3,833,327)	17,646	—	—	—	—
Distributions of realized capital gains from affiliated investments	29,546,828	6,375,994	57,282,252	13,449,093	39,762,546	13,399,482	9,879,658	3,217,535	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—	—	(2,050)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	—	—	—	—	(6,665,151)	6,649,095	(5,086,777)	7,179,543
Affiliated investments	(67,109,877)	41,239,805	(129,665,245)	75,005,268	(91,695,936)	49,052,561	(22,875,317)	10,872,839	—	—	—	—
Net Change in Net Assets Resulting
From Operations	(36,350,980)	50,696,216	(69,966,266)	99,571,436	(47,217,494)	77,466,952	(10,821,716)	21,299,888	(9,783,811)	9,825,452	(13,562,343)	10,386,326

Distributions to Shareholders
From net investment income	(10,542,747)	(3,897,772)	(27,361,523)	(10,860,937)	(23,640,285)	(17,495,259)	(8,168,424)	(7,495,708)	—	—	—	(53,994)
From net realized gains	(6,153,794)	(632,879)	(12,775,832)	(1,030,546)	(12,721,584)	(1,698,236)	(2,938,427)	(463,260)	—	—	(3,442,115)	—
Total Distributions to Shareholders	(16,696,541)	(4,530,651)	(40,137,355)	(11,891,483)	(36,361,869)	(19,193,495)	(11,106,851)	(7,958,968)	—	—	(3,442,115)	(53,994)
Capital Stock Transactions	73,318,408	132,564,581	166,739,993	377,275,483	168,542,124	352,922,702	78,246,434	138,462,681	(1,795,737)	(7,715,199)	25,115,950	28,364,510

Net Increase/(Decrease) in Net Assets	20,270,887	178,730,146	56,636,372	464,955,436	84,962,761	411,196,159	56,317,867	151,803,601	(11,579,548)	2,110,253	8,111,492	38,696,842
Net Assets, Beginning of Period	390,580,447	211,850,301	928,066,435	463,110,999	871,142,388	459,946,229	315,236,021	163,432,420	46,716,482	44,606,229	79,989,770	41,292,928
Net Assets, End of Period	$410,851,334	$390,580,447	$984,702,807	$928,066,435	$956,105,149	$871,142,388	$371,553,888	$315,236,021	$35,136,934	$46,716,482	$88,101,262	$79,989,770

	Partner Small Cap		Small Cap		Small Cap		Mid Cap		Partner Mid Cap		Mid Cap
	Value Fund		Stock Fund		Index Fund		Growth Fund		Value Fund		Stock Fund
	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$591,790	$584,082	$735,334	$514,511	$128,129	$175,296	$(187,741)	$(1,065,438)	$325,770	$466,112	$2,300,105	$8,810,048
Net realized gains/(losses) on:
Investments	4,603,036	11,865,792	(16,142,775)	72,130,551	1,204,246	5,057,671	9,062,932	49,813,660	(2,285,368)	2,404,520	(38,713,972)	155,586,048
Written option contracts	—	—	—	—	—	—	7,984	35,600	—	—	—	—
Futures contracts	—	—	(376,309)	(87,969)	(168,467)	16,514	—	—	—	—	—	—
Foreign currency transactions	—	—	5	—	—	—	(15)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(11,650,005)	874,667	(60,943,684)	3,069,598	(6,723,366)	(427,726)	(51,247,493)	38,117,703	(302,813)	1,040,494	(107,160,106)	4,549,641
Written option contracts	—	—	—	—	—	—	(1,226)	1,467	—	—	—	—
Futures contracts	—	—	—	—	13,942	(20,462)	—	—	—	—	—	—
Net Change in Net Assets Resulting
From Operations	(6,455,179)	13,324,541	(76,727,429)	75,626,691	(5,545,516)	4,801,293	(42,365,559)	86,902,992	(2,262,411)	3,911,126	(143,573,973)	168,945,737

Distributions to Shareholders
From net investment income	(445,781)	(366,586)	—	—	(156,496)	(70,526)	—	—	(453,406)	(506,983)	(1,780,710)	(1,531,416)
From net realized gains	(11,134,358)	(5,916,750)	(68,131,147)	(56,856,098)	(5,072,886)	(3,380,175)	(41,457,008)	(22,856,197)	(2,647,499)	(198,154)	(151,620,333)	(185,489,976)
Total Distributions to Shareholders	(11,580,139)	(6,283,336)	(68,131,147)	(56,856,098)	(5,229,382)	(3,450,701)	(41,457,008)	(22,856,197)	(3,100,905)	(705,137)	(153,401,043)	(187,021,392)
Capital Stock Transactions	19,495,219	6,441,160	69,538,598	(11,764,255)	1,455,656	(3,009,803)	39,448,771	(23,321,712)	16,486,001	11,310,615	115,048,373	79,741,104

Net Increase/(Decrease) in Net Assets	1,459,901	13,482,365	(75,319,978)	7,006,338	(9,319,242)	(1,659,211)	(44,373,796)	40,725,083	11,122,685	14,516,604	(181,926,643)	61,665,449
Net Assets, Beginning of Period	143,727,006	130,244,641	565,880,814	558,874,476	46,367,901	48,027,112	364,027,217	323,302,134	45,969,309	31,452,705	1,172,904,842	1,111,239,393
Net Assets, End of Period	$145,186,907	$143,727,006	$490,560,836	$565,880,814	$37,048,659	$46,367,901	$319,653,421	$364,027,217	$57,091,994	$45,969,309	$990,978,199	$1,172,904,842

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
228	229

Thrivent Mutual Funds	Thrivent Mutual Funds
Statement of Changes in Net Assets — continued	Statement of Changes in Net Assets — continued

	Mid Cap		Mid Cap		Partner Worldwide		Partner International		Large Cap		Large Cap
	Index Fund		Index Fund-I		Allocation Fund		Stock Fund		Growth Fund		Value Fund
	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008(a)		4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$232,550	$481,369	$49,269	$227,681	$662,821		$5,577,098	$12,131,607	$786,919	$1,521,628	$5,730,359	$8,397,283
Net realized gains/(losses) on:
Investments	1,081,782	6,276,922	481,772	4,186,819	(274,503)		(7,125,860)	84,124,936	(12,265,751)	41,425,459	(4,501,814)	32,852,973
Written option contracts	—	—	—	—	—		—	—	184,393	218,149	—	—
Futures contracts	(4,236)	63,803	(91,494)	36,336	70,372		—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	(142,042)		(211,914)	(265,530)	(2)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(5,859,282)	2,403,082	(1,457,657)	(1,498,105)	2,475,174		(68,032,044)	44,646,551	(51,517,472)	58,213,896	(55,025,599)	33,582,411
Written option contracts	—	—	—	—	—		—	—	31,801	(2,642)	—	—
Futures contracts	33,328	(10,272)	18,340	(12,463)	77,910		—	—	—	—	—	—
Foreign currency forward contracts	—	—	—	—	(651)		(752)	1,226	—	—	—	—
Foreign currency transactions	—	—	—	—	(4,617)		(60,622)	8,435	—	—	—	—
Net Change in Net Assets Resulting
From Operations	(4,515,858)	9,214,904	(999,770)	2,940,268	2,864,464		(69,854,094)	140,647,225	(62,780,112)	101,376,490	(53,797,054)	74,832,667

Distributions to Shareholders
From net investment income	(371,069)	(435,746)	(165,560)	(251,521)	—		(13,223,577)	(7,072,912)	(1,770,087)	(1,611,639)	(9,146,767)	(6,247,252)
From net realized gains	(6,334,990)	(2,837,634)	(4,076,737)	(1,100,875)	—		(59,330,101)	—	(38,037,772)	—	(31,209,694)	(28,918,515)
Total Distributions to Shareholders	(6,706,059)	(3,273,380)	(4,242,297)	(1,352,396)	—		(72,553,678)	(7,072,912)	(39,807,859)	(1,611,639)	(40,356,461)	(35,165,767)
Capital Stock Transactions	1,588,065	(6,488,708)	3,763,933	(10,068,002)	102,555,512		70,153,559	33,719,126	66,828,758	133,792,532	76,212,924	109,429,872

Net Increase/(Decrease) in Net Assets	(9,633,852)	(547,184)	(1,478,134)	(8,480,130)	105,419,976		(72,254,213)	167,293,439	(35,759,213)	233,557,383	(17,940,591)	149,096,772
Net Assets, Beginning of Period	61,014,539	61,561,723	14,145,687	22,625,817	—		723,466,585	556,173,146	584,465,834	350,908,451	659,597,494	510,500,722
Net Assets, End of Period	$51,380,687	$61,014,539	$12,667,553	$14,145,687	$105,419,976		$651,212,372	$723,466,585	$548,706,621	$584,465,834	$641,656,903	$659,597,494

	Large Cap		Large Cap		Large Cap		Balanced		High Yield		Municipal
	Stock Fund		Index Fund		Index Fund-I		Fund		Fund		Bond Fund
	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007	4/30/2008	10/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$14,902,606	$37,834,628	$646,280	$1,293,774	$256,200	$531,531	$3,002,377	$6,453,652	$22,100,688	$45,708,254	$25,361,596	$52,666,565
Net realized gains/(losses) on:
Investments	111,382,096	415,585,611	(142,165)	1,145,541	80,617	350,967	4,424,925	20,176,944	(15,229,850)	11,966,939	2,789,094	3,170,363
Written option contracts	333,589	—	—	—	—	—	18,750	31,055	—	—	—	—
Futures contracts	(3,752,732)	4,993,760	(229,112)	46,725	(47,593)	108,978	(1,016,505)	(235,890)	—	88,902	—	—
Foreign currency transactions	(3)	—	—	—	—	—	—	(474)	—	—	—	—
Swap agreement	—	—	—	—	—	—	—	(146,865)	(1,013,854)	(302,259)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(444,508,312)	25,852,485	(9,577,438)	9,708,107	(3,754,302)	3,620,349	(26,511,582)	13,303,029	(6,837,668)	(15,683,538)	(13,667,020)	(26,962,462)
Written option contracts	70,750	—	—	—	—	—	(9,375)	9,375	—	—	—	—
Futures contracts	(583,647)	489,087	768	(417)	34,290	(15,816)	328,547	(15,180)	200,529	—	—	—
Foreign currency transactions	—	—	—	—	—	—	14	—	—	—	—	—
Swap agreement	—	—	—	—	—	—	—	—	(33,263)	(212,718)	—	—
Net Change in Net Assets Resulting
From Operations	(322,155,653)	484,755,571	(9,301,667)	12,193,730	(3,430,788)	4,596,009	(19,762,849)	39,575,646	(813,418)	41,565,580	14,483,670	28,874,466

Distributions to Shareholders
From net investment income	(30,085,210)	(32,993,037)	(1,291,440)	(1,253,298)	(536,388)	(475,130)	(3,019,305)	(5,969,912)	(22,417,134)	(45,718,586)	(25,361,596)	(52,705,357)
From net realized gains	(368,171,333)	(142,672,537)	—	—	—	—	(19,859,837)	(16,231,550)	—	—	—	—
Total Distributions to Shareholders	(398,256,543)	(175,665,574)	(1,291,440)	(1,253,298)	(536,388)	(475,130)	(22,879,142)	(22,201,462)	(22,417,134)	(45,718,586)	(25,361,596)	(52,705,357)
Capital Stock Transactions	169,470,773	(287,296,107)	(4,524,288)	(9,634,208)	(512,452)	(1,697,446)	(604,428)	(36,980,557)	77,419,354	(70,116,128)	4,135,487	(35,656,399)

Net Increase/(Decrease) in Net Assets	(550,941,423)	21,793,890	(15,117,395)	1,306,224	(4,479,628)	2,423,433	(43,246,419)	(19,606,373)	54,188,802	(74,269,134)	(6,742,439)	(59,487,290)
Net Assets, Beginning of Period	3,443,713,242	3,421,919,352	93,634,455	92,328,231	35,001,552	32,578,119	328,357,499	347,963,872	558,211,007	632,480,141	1,175,579,533	1,235,066,823
Net Assets, End of Period	$2,892,771,819	$3,443,713,242	$78,517,060	$93,634,455	$30,521,924	$35,001,552	$285,111,080	$328,357,499	$612,399,809	$558,211,007	$1,168,837,094	$1,175,579,533

a) For the period from February 29, 2008 (inception) through April 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
230	231

Thrivent Mutual Funds
Statement of Changes in Net Assets — continued

	Income		Core Bond
	Fund		Fund
	4/30/2008	10/31/2007	4/30/2008	10/31/2007
For the periods ended	(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$20,777,236	$38,036,885	$8,935,190	$17,319,787
Net realized gains/(losses) on:
Investments	(314,468)	6,180,692	3,161,668	(280,437)
Written option contracts	80,938	217,383	75,000	124,218
Futures contracts	(3,508,519)	(98,792)	(2,909,603)	(651,102)
Foreign currency transactions	—	(3,810)	—	(1,471)
Swap agreements	101,530	(1,104,661)	—	(620,342)
Change in net unrealized appreciation/(depreciation) on:
Investments	(16,499,477)	(14,287,866)	(8,133,368)	(3,728,475)
Written option contracts	(34,688)	34,688	(37,500)	37,500
Futures contracts	1,051,602	340,145	819,595	11,798
Swap agreements	(148,408)	—	—	—
Net Change in Net Assets Resulting
From Operations	1,505,746	29,314,664	1,910,982	12,211,476

Distributions to Shareholders
From net investment income	(20,873,000)	(36,677,821)	(9,011,681)	(16,966,618)
Total Distributions to Shareholders	(20,873,000)	(36,677,821)	(9,011,681)	(16,966,618)
Capital Stock Transactions	(8,777,689)	165,746,225	(11,428,690)	(12,092,710)

Net Increase/(Decrease) in Net Assets	(28,144,943)	158,383,068	(18,529,389)	(16,847,852)
Net Assets, Beginning of Period	808,415,775	650,032,707	383,333,111	400,180,963
Net Assets, End of Period	$780,270,832	$808,415,775	$364,803,722	$383,333,111

	Limited Maturity		Money Market
	Bond Fund		Fund
	4/30/2008	10/31/2007	4/30/2008	10/31/2007
For the periods ended	(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$10,448,219	$16,213,816	$31,842,141	$68,091,797
Net realized gains/(losses) on:
Investments	1,454,129	613,427	48,779	(19,536)
Written option contracts	15,313	62,695	—	—
Futures contracts	(3,257,422)	(671,032)	—	—
Foreign currency transactions	—	(915)	—	—
Swap agreements	105,317	(343,502)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,524,294)	(1,598,391)	—	—
Written option contracts	(6,563)	6,563	—	—
Futures contracts	1,294,234	29,663	—	—
Swap agreements	383,440	137,863	—	—
Net Change in Net Assets Resulting
From Operations	912,181	14,450,187	31,890,920	68,072,261

Distributions to Shareholders
From net investment income	(10,516,764)	(15,855,497)	(31,890,920)	(68,072,261)
Total Distributions to Shareholders	(10,516,764)	(15,855,497)	(31,890,920)	(68,072,261)
Capital Stock Transactions	84,636,533	153,860,055	48,592,339	403,220,392

Net Increase/(Decrease) in Net Assets	75,031,950	152,454,745	48,592,339	403,220,392
Net Assets, Beginning of Period	417,455,536	265,000,791	1,610,417,809	1,207,197,417
Net Assets, End of Period	$492,487,486	$417,455,536	$1,659,010,148	$1,610,417,809

The accompanying Notes to Financial Statements are an integral part of this schedule.
232

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into thirty-one separate series (each a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, nineteen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar year basis and are presented under a separate annual report.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for Limited Maturity Bond Fund and Money Market Fund) and a maximum front-end sales load of 5.50% for allocation funds, equity funds, and hybrid funds and 4.50% for fixed-income funds, excluding Limited Maturity Bond Fund, which has no sales load. The Class A shares of Money Market Fund also has no sales load. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee (0.25% for Limited Maturity Bond Fund and 0.875% for Money Market Fund). In addition, Class B shares have a maximum deferred sales charge of 5.00%. The deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Partner Mid Cap Value Fund and Partner Worldwide Allocation Fund offer Class A and Institutional Class shares. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I and Large Cap Index Fund-I offer only Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at the net asset value at the close of each business day.

For all Funds, other than Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Fund are determined once per week using prices supplied by the Trust’s independent pricing service. Money Market Fund and the Trust’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

233

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of April 30, 2008, one security each in High Yield Fund and Municipal Bond Fund were valued at fair value, which represented less than 0.00% and 0.18%, respectively, of each Fund’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Funds except Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended April 30, 2008, Technology Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Partner Worldwide Allocation Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Stock Fund and Balanced Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

234

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner Worldwide Allocation Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options — All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended April 30, 2008, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Stock Fund, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(J) Financial Futures Contracts — Certain Funds use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the six months ended April 30, 2008, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements — Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to

235

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or referenced entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer. During the six months ended April 30, 2008, High Yield Fund, Income Fund and Limited Maturity Bond Fund engaged in this type of investment.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the six months ended April 30, 2008, there were no Funds engaged in this type of investment.

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Funds to manage exposure to interest rate fluctuations. During the six months ended April 30, 2008, Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended April 30, 2008, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, Dresdner receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. As of April 30, 2008, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Municipal Bond Fund and Money Market Fund had securities on loan. The value of securities on loan is as follows:

236

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

Securities
Fund	on Loan
Technology	$ 5,627,680
Partner Small Cap Growth	15,729,270
Partner Small Cap Value	49,484,527
Small Cap Stock	141,902,545
Small Cap Index	7,091,710
Mid Cap Growth	83,047,775
Partner Mid Cap Value	9,135,887
Mid Cap Stock	243,851,820
Mid Cap Index	7,831,777
Mid Cap Index-I	1,016,509
Partner International Stock	61,581,329
Large Cap Growth	69,878,405
Large Cap Value	90,201,106
Large Cap Stock	464,985,492
Large Cap Index	2,522,486
Large Cap Index-I	784,423
Balanced	36,464,011
High Yield	66,530,240
Income	49,271,635
Core Bond	13,859,802
Limited Maturity Bond	68,343,865

(N) When-Issued and Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of infla-tion. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended April 30, 2008, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) or subadviser to be creditworthy. During the six months ended April 30, 2008, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Stock Fund and High Yield Fund engaged in this type of investment.

(Q) Equity-Linked Structured Securities — Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the six months ended April 30, 2008, Balanced Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

237

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(S) Accounting Estimates — The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — High Yield Fund received a dividend in the amount of $37,188 from Global Crossings on November 1, 2001, within 90 days of Global Crossings’ filing for bankruptcy. A preference action was filed on June 24, 2005, and it is possible that the Fund will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered and the likelihood of the loss can not be reasonably estimated.

(U) Unfunded Loan Commitment — The following Fund entered into a loan commitment with Intelsat Intermediate Holding Company on April 7, 2008. Maturity of the loan is on February 1, 2015. The coupon rate will be 9.25%. The Fund is obligated to fund this loan commitment.

Fund	Unfunded Commitment
High Yield	$2,483,000

High Yield Fund also entered into a loan commitment with Intelsat Subsidiary Holding Company on March 28, 2008. Maturity of the loan is on January 15, 2015. The cou pon rate will be 8.625%. The Fund is obligated to fund this loan commitment.

Fund	Unfunded Commitment
High Yield	$2,150,000

Subsequent to April 30, 2008, the commitment with Intelsat Subsidiary Holding Company has been funded. At that time, the terms of the coupon rate were changed to 8.875%.

(V) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, would have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Fund adopted the provisions of FIN 48 on April 30, 2008, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 30, 2008, open Federal, Minnesota, and Massachusetts tax years include the tax years ended October 31, 2004 through 2007. Additionally, as of April 30, 2008, the tax years ended April 30, 2004 and July 16, 2004 are open for Minnesota and Wisconsin, and the October 31, 2003 tax year is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 30, 2008, management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

238

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt., which is a wholly owned subsidiary of Thrivent Life Insurance Company (Thrivent Life). Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund (M - Millions)	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M
Aggressive Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap Growth	0.90%	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Small Cap Value	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Small Cap Stock	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Small Cap Index	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Growth	0.45%	0.45%	0.40%	0.40%	0.35%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%
Partner Mid Cap Value	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Index-I	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Partner Worldwide
Allocation	0.90%	0.90%	0.90%	0.90%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Partner International Stock	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Growth	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.65%	0.65%	0.60%	0.575%
Large Cap Value	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Large Cap Stock	0.65%	0.65%	0.65%	0.65%	0.65%	0.575%	0.575%	0.50%	0.475%	0.45%	0.425%
Large Cap Index	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Large Cap Index-I	0.25%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%
Balanced	0.55%	0.55%	0.55%	0.55%	0.55%	0.50%	0.50%	0.475%	0.475%	0.45%	0.425%
High Yield	0.40%	0.40%	0.40%	0.40%	0.40%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%
Municipal Bond	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.35%	0.35%	0.325%	0.30%
Income	0.35%	0.35%	0.35%	0.35%	0.35%	0.325%	0.325%	0.30%	0.30%	0.30%	0.30%
Core Bond	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%
Limited Maturity Bond	0.30%	0.30%	0.30%	0.30%	0.30%	0.275%	0.275%	0.25%	0.25%	0.25%	0.25%
Money Market	0.50%	0.50%	0.50%	0.50%	0.50%	0.40%	0.35%	0.325%	0.325%	0.30%	0.275%

239

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management LLC (“Transamerica”) for the performance of subadvisory services for Partner Small Cap Growth Fund. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively. As of May 1, 2008, Transamerica is no longer a subadviser to this Fund.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of sub-advisory services for Partner Small Cap Value Fund. The fee payable is equal to 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services for Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of the first $250 million of average daily net assets and 0.45% of average daily net assets over $250 million. Thrivent Partner Mid Cap Value Portfolio will be included in determining breakpoints for the assets managed by GSAM.

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services for Partner Worldwide Allocation Fund.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.
The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

The Adviser has entered into subadvisory agreements with Principal Global and Mercator for the performance of subadvisory services for Partner International Stock Fund.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

240

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

As of April 30, 2008, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

			Institutional	Expiration
Fund	Class A	Class B	Class	Date
Technology	—	1.00%	—	N/A
Partner Small Cap Value	0.10%	0.10%	0.10%	N/A
Large Cap Growth	—	0.80%	—	N/A
Core Bond	0.10%	—	—	N/A
Money Market	0.20%	0.10%	0.10%	N/A

These voluntary reimbursements may be discontinued at any time.

As of April 30, 2008, contractual expense reimbursements to limit expenses to the following percentages were in effect:

			Institutional	Expiration
Fund	Class A	Class B	Class	Date
Aggressive Allocation	0.55%	N/A	—	2/28/09
Moderately Aggressive Allocation	0.52%	N/A	—	2/28/09
Moderate Allocation	0.51%	N/A	—	2/28/09
Moderately Conservative Allocation	0.48%	N/A	—	2/28/09
Technology	1.47%	—	—	2/28/09
Small Cap Index	0.95%	N/A	N/A	2/28/09
Partner Mid Cap Value	1.25%	N/A	0.99%	2/28/09
Mid Cap Index	0.60%	N/A	N/A	2/28/09
Mid Cap Index-I	N/A	N/A	0.50%	2/28/09
Partner Worldwide Allocation	1.30%	N/A	0.95%	2/28/09
Large Cap Growth	1.17%	—	—	2/28/09
Large Cap Index	0.60%	N/A	N/A	2/28/09

As of October 15, 2004, all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 1.89%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; Municipal Bond Fund, 1.47%; Income Fund, 1.63%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95%. These reimbursements will be in effect as long as assets remain in the B shares.

Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 1.01% of average daily net assets for Money Market Fund. These voluntary expense reimbursements may be discontinued at any time.

Each equity, hybrid and fixed income fund may invest cash in Money Market Fund, subject to certain limitations. During the six months ended April 30, 2008, all funds, with the exception of Municipal Bond Fund, invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Money Market Fund.

(B) Distribution Plan — Thrivent Investment Management (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for Limited Maturity Bond Fund and Money Market Fund) of average net assets. Class B shares have a Rule 12b-1 fee of 1.00% (0.25% for Limited Maturity Bond Fund and 0.875% for Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees — For the six months ended April 30, 2008, Thrivent Investment Mgt. received $7,791,677 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $46,841 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

241

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the six months ended April 30, 2008, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $607,998 from the Trust.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the six months ended April 30, 2008, Thrivent Asset Mgt. received aggregate fees for administrative personnel and services of $1,497,408 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended April 30, 2008, Thrivent Investor Services received $9,117,934 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Thrivent Mutual Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $100,617 in fees from the Trust for the six months ended April 30, 2008. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., and Thrivent Investor Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of April 30, 2008, tax-basis balances have not been determined.

At October 31, 2007, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Fund	Carryover	Year
Technology	$ 7,552,067	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012

	$ 23,999,339

Mid Cap Growth	$ 13,252,548	2009
	6,613,531	2010

	$ 19,866,079

Partner International Stock	$ 5,685,578	2010

Large Cap Growth	$ 4,358,032	2009
	2,179,015	2010

	$ 6,537,047

Large Cap Stock	$ 24,992,067	2009
	45,072,180	2010

	$ 70,064,247

Large Cap Index	$ 2,328,392	2014

Large Cap Index-I	$ 1,691,794	2011

High Yield	$ 15,133,980	2008
	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014

	$469,558,441

242

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

	Capital Loss	Expiration
Fund	Carryover	Year
Municipal Bond	$ 85,762	2009
	545,473	2012
	$ 631,235

Income	$ 531,597	2008
	17,362,752	2010
	9,939,596	2014
	$ 27,833,945

Core Bond	$ 1,246,299	2012
	1,300,054	2013
	9,402,862	2014
	1,199,140	2015
	$ 13,148,355

	Capital Loss	Expiration
Fund	Carryover	Year
Limited Maturity Bond	$ 413,501	2013
	602,582	2014
	$1,016,083
Money Market	$ 19,536	2015

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the six months ended April 30, 2008, and the year ended October 31, 2007, were as follows:

		Net Investment Income

		For the six months ended,		For the year ended,
		April 30, 2008		October 31, 2007
			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class
Aggressive Allocation	$ 8,890,283	$ N/A	$1,652,464	$ 3,146,988	$ N/A	$ 750,784
Moderately Aggressive Allocation	25,225,048	N/A	2,136,475	9,799,040	N/A	1,061,897
Moderate Allocation	22,804,473	N/A	835,812	16,844,414	N/A	650,845
Moderately Conservative Allocation	7,872,105	N/A	296,319	7,172,710	N/A	322,998
Partner Small Cap Growth	—	N/A	—	—	N/A	53,994
Partner Small Cap Value	22,845	—	422,936	82,693	—	283,893
Small Cap Index	156,496	N/A	N/A	70,526	N/A	N/A
Partner Mid Cap Value	80,631	N/A	372,775	114,566	N/A	392,417
Mid Cap Stock	882,733	—	897,977	934,770	—	596,646
Mid Cap Index	371,069	N/A	N/A	435,746	N/A	N/A
Mid Cap Index-I	N/A	N/A	165,560	N/A	N/A	251,521
Partner International Stock	6,346,831	30,401	6,846,345	3,564,945	—	3,507,967
Large Cap Growth	66,473	—	1,703,614	79,128	—	1,532,511
Large Cap Value	3,600,764	—	5,546,003	3,510,097	—	2,737,155
Large Cap Stock	25,081,309	—	5,003,901	29,416,377	—	3,576,660
Large Cap Index	1,291,440	N/A	N/A	1,253,298	N/A	N/A
Large Cap Index-I	N/A	N/A	536,388	N/A	N/A	475,130
Balanced	2,069,630	28,697	920,978	4,080,959	58,987	1,829,966
High Yield	17,435,385	285,684	4,696,065	38,730,328	858,863	6,129,395
Municipal Bond	24,718,041	183,288	460,267	51,437,720	620,903	646,734
Income	10,596,335	118,840	10,157,825	21,947,436	369,410	14,360,975
Core Bond	6,723,028	69,819	2,218,834	14,288,518	217,178	2,460,922
Limited Maturity Bond	2,352,571	36,439	8,127,754	4,974,929	77,823	10,802,745
Money Market	25,187,334	25,843	6,677,743	48,853,618	69,182	19,149,461

243

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(5) DISTRIBUTIONS BY CLASS — continued

		Net Realized Gains
	For the six months ended,			For the year ended,
		April 30, 2008			October 31, 2007
			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class
Aggressive Allocation	$ 5,243,999	$ N/A	$ 909,795	$ 528,141	$ N/A	$ 104,738
Moderately Aggressive Allocation	11,838,262	N/A	937,570	939,117	N/A	91,429
Moderate Allocation	12,298,177	N/A	423,407	1,638,900	N/A	59,336
Moderately Conservative Allocation	2,833,296	N/A	105,131	441,585	N/A	21,675
Partner Small Cap Growth	655,780	N/A	2,786,335	—	N/A	—
Partner Small Cap Value	5,923,738	262,617	4,948,003	3,597,545	244,365	2,074,840
Small Cap Stock	53,935,606	1,339,995	12,855,546	46,362,450	1,765,313	8,728,335
Small Cap Index	5,072,886	N/A	N/A	3,380,175	N/A	N/A
Mid Cap Growth	34,384,413	2,237,207	4,835,388	18,640,285	1,923,145	2,292,767
Partner Mid Cap Value	585,586	N/A	2,061,913	46,696	N/A	151,458
Mid Cap Stock	127,564,386	1,685,283	22,370,664	162,402,109	3,354,680	19,733,187
Mid Cap Index	6,334,990	N/A	N/A	2,837,634	N/A	N/A
Mid Cap Index-I	N/A	N/A	4,076,737	N/A	N/A	1,100,875
Partner International Stock	32,364,408	886,185	26,079,508	—	—	—
Large Cap Growth	10,470,092	592,991	26,974,689	—	—	—
Large Cap Value	15,021,009	417,960	15,770,725	18,379,765	781,553	9,757,197
Large Cap Stock	321,637,542	4,926,938	41,606,853	129,024,404	2,960,678	10,687,455
Balanced	14,315,024	451,222	5,093,591	11,718,521	454,631	4,058,398

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the six months ended April 30, 2008, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$ 124,409	$ 29,579
Moderately Aggressive Allocation	314,086	83,493
Moderate Allocation	294,786	60,486
Moderately Conservative Allocation	127,217	27,880
Technology	40,636	40,838
Partner Small Cap Growth	68,110	47,489
Partner Small Cap Value	30,145	23,073
Small Cap Stock	567,672	545,905
Small Cap Index	3,960	8,046
Mid Cap Growth	126,613	126,882
Partner Mid Cap Value	32,837	18,146
Mid Cap Stock	1,059,811	1,070,602
Mid Cap Index	5,263	9,961
Mid Cap Index-I	1,066	1,221
Partner Worldwide Allocation	105,158	9,734
Partner International Stock	248,613	246,959
Large Cap Growth	485,905	458,077
Large Cap Value	163,903	118,340
Large Cap Stock	1,206,570	1,436,975
Large Cap Index	2,646	6,240
Large Cap Index-I	719	1,629

	In thousands
Fund	Purchases	Sales
Balanced	$ 84,283	$ 96,479
High Yield	206,674	143,144
Municipal Bond	48,022	57,855
Income	172,090	176,331
Core Bond	53,348	69,347
Limited Maturity Bond	89,920	56,840

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Balanced	$207,354	$220,126
Income	524,935	559,316
Core Bond	690,081	701,889
Limited Maturity Bond	259,200	204,097

(B) Investments in Restricted Securities — Certain Funds may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 30, 2008, one security each in High Yield Fund, Income Fund and Limited Maturity Bond Fund were restricted, which represented 0.51%, 0.36% and less than 0.00%, respectively, of each Fund’s net assets. The Funds have no right to require registration of unregistered securities.

244

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(C) Investments in High-Yielding Securities — High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 2008, were as follows:

	Mid Cap Growth
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	31	$ 7,984
Opened	—	—
Closed	—	—
Expired	(31)	(7,984)
Exercised	—	—
Balance at April 30, 2008	—	$ —

	Large Cap Growth
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	833	$ 109,292
Opened	5,305	1,068,053
Closed	(3,615)	(719,294)
Expired	(1,347)	(219,240)
Exercised	(893)	(181,910)
Balance at April 30, 2008	283	$ 56,901

	Large Cap Stock
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	—	$ —
Opened	3,377	909,846
Closed	(1,158)	(365,296)
Expired	(751)	(146,744)
Exercised	(1,196)	(266,411)
Balance at April 30, 2008	272	$ 131,395

	Balanced
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	6	$ 18,750
Opened	4	13,945
Closed	—	—
Expired	(6)	(18,750)
Exercised	(4)	(13,945)
Balance at April 30, 2008	—	$ —

	Income
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	37	$ 80,938
Opened	—	—
Closed	—	—
Expired	(37)	(80,938)
Exercised	—	—
Balance at April 30, 2008	—	$ —

	Core Bond
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	24	$ 75,000
Opened	15	59,766
Closed	—	—
Expired	(24)	(75,000)
Exercised	(15)	(59,766)
Balance at April 30, 2008	—	$ —

	Limited Maturity Bond
	Number of	Premium
	Contracts	Amount
Balance at October 31, 2007	7	$ 15,313
Opened	—	—
Closed	—	—
Expired	(7)	(15,313)
Exercised	—	—
Balance at April 30, 2008	—	$ —

245

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended April 30, 2008, in Money Market Fund, is as follows:

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	Six Months Ended
Fund	October 31, 2007	Additions	Reductions	April 30, 2008	April 30, 2008	April 30, 2008
Aggressive Allocation	$ 5,177,999	$ 7,653,763	$ 12,831,762	—	$ —	$ 35,692
Moderately Aggressive
Allocation	34,776,744	6,776,961	41,129,882	423,823	423,823	124,236
Moderate Allocation	67,606,196	12,769,807	60,809,078	19,566,925	19,566,925	657,116
Moderately Conservative
Allocation	32,162,304	11,204,012	27,427,577	15,938,739	15,938,739	434,780
Technology	1,246,466	14,767,288	15,718,895	294,859	294,859	45,902
Partner Small Cap Growth	1,200,706	24,195,649	21,434,558	3,961,797	3,961,797	37,870
Partner Small Cap Value	4,123,694	21,011,527	19,125,201	6,010,020	6,010,020	101,902
Small Cap Stock	34,676,065	134,928,050	163,971,986	5,632,129	5,632,129	470,328
Small Cap Index	254,837	5,289,595	5,007,553	536,879	536,879	20,710
Mid Cap Growth	19,343,238	50,687,115	50,393,297	19,637,056	19,637,056	403,723
Partner Mid Cap Value	2,336,105	14,596,611	13,520,883	3,411,833	3,411,833	47,628
Mid Cap Stock	18,634,670	88,329,565	87,199,426	19,764,809	19,764,809	488,720
Mid Cap Index	792,453	6,136,442	6,385,693	543,202	543,202	19,415
Mid Cap Index-I	803,792	2,431,011	2,721,561	513,242	513,242	7,516
Partner Worldwide Allocation	—	7,298,393	2,760,010	4,538,383	4,538,383	10,766
Partner International Stock	3,750,651	81,262,876	69,578,049	15,435,478	15,435,478	92,669
Large Cap Growth	23,750,652	73,290,809	78,821,358	18,220,103	18,220,103	298,645
Large Cap Value	27,288,103	63,470,219	85,618,661	5,139,661	5,139,661	328,422
Large Cap Stock	4,615,730	149,161,448	128,036,602	25,740,576	25,740,576	206,259
Large Cap Index	2,178,690	3,802,935	5,653,166	328,459	328,459	20,817
Large Cap Index-I	840,619	4,375,748	4,302,231	914,136	914,136	17,574
Balanced	14,248,100	31,943,051	28,361,626	17,829,525	17,829,525	323,420
High Yield	10,283,074	100,053,547	94,654,989	15,681,632	15,681,632	376,603
Income	17,265,511	108,348,623	108,497,442	17,116,692	17,116,692	395,101
Core Bond	32,927,528	59,728,548	75,251,594	17,404,482	17,404,482	579,638
Limited Maturity Bond	28,229,455	91,280,053	103,102,576	16,406,932	16,406,932	514,249

Total Value and
Dividend Income	$388,513,382				$250,991,372	$6,059,701

246

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

A summary of transactions for the six months ended April 30, 2008, in Thrivent Financial Securities Lending Trust, is as follows:

		Gross	Gross	Balance of Shares
	Value	Purchases and	Sales and	Held at	Value
Fund	October 31, 2007	Additions	Reductions	April 30, 2008	April 30, 2008
Technology	$ 3,005,900	$ 23,273,980	$ 20,390,880	5,889,000	$ 5,889,000
Partner Small Cap Growth	25,651,383	38,111,552	47,454,636	16,308,299	16,308,299
Partner Small Cap Value	38,943,138	63,472,458	50,881,687	51,533,909	51,533,909
Small Cap Stock	158,510,727	203,286,527	214,337,833	147,459,421	147,459,421
Small Cap Index	7,664,789	9,164,529	9,409,842	7,419,476	7,419,476
Mid Cap Growth	89,916,284	117,731,807	121,954,633	85,693,458	85,693,458
Partner Mid Cap Value	4,022,546	20,020,753	14,569,124	9,474,175	9,474,175
Mid Cap Stock	263,325,754	448,930,503	459,941,077	252,315,180	252,315,180
Mid Cap Index	5,297,773	10,864,267	8,017,863	8,144,177	8,144,177
Mid Cap Index-I	323,882	1,841,580	1,105,318	1,060,144	1,060,144
Partner International Stock	27,736,142	161,233,448	124,765,755	64,203,835	64,203,835
Large Cap Growth	43,016,898	204,661,551	174,942,992	72,735,457	72,735,457
Large Cap Value	75,833,378	370,195,275	353,101,335	92,927,318	92,927,318
Large Cap Stock	417,436,171	1,923,866,680	1,862,287,021	479,015,830	479,015,830
Large Cap Index	4,630,568	9,965,489	11,976,313	2,619,744	2,619,744
Large Cap Index-I	911,167	1,810,265	1,908,474	812,958	812,958
Balanced	39,692,963	60,072,090	61,565,166	38,199,887	38,199,887
High Yield	69,283,020	120,563,698	120,405,438	69,441,280	69,441,280
Income	58,963,653	76,705,064	82,457,061	53,211,656	53,211,656
Core Bond	28,870,709	31,470,674	46,179,675	14,161,708	14,161,708
Limited Maturity Bond	14,722,625	103,679,537	46,842,924	71,559,238	71,559,238

Total Value	$1,377,759,470				$1,544,186,150

247

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(7) INVESTMENTS IN AFFILIATES — continued

A summary of transactions for the Thrivent Allocation Funds for the six months ended April 30, 2008, in the following Thrivent Mutual Funds, is as follows:

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	November 1, 2007 –
Fund	October 31, 2007	Additions	Reductions	April 30, 2008	April 30, 2008	April 30, 2008
Aggressive Allocation
Real Estate Securities	$ —	$ 5,157,761	$—	498,128	$ 5,633,823	$ 31,930
Partner Small Cap
Growth	23,656,063	10,576,570	81,271	2,666,576	29,465,666	—
Partner Small Cap
Value	16,387,607	6,127,228	5,097,308	991,560	14,853,570	120,257
Small Cap Stock	28,805,358	10,408,742	101,588	2,025,760	31,682,894	—
Mid Cap Growth	14,357,962	5,546,154	678,964	987,201	16,259,195	—
Partner Mid Cap Value	12,785,858	4,866,375	473,673	1,356,739	15,629,632	136,808
Mid Cap Stock	28,154,410	11,494,364	273,049	2,198,883	31,927,788	151,483
Partner Worldwide
Allocation	—	1,606,701	—	165,514	1,701,481	—
Partner International
Stock	83,475,862	15,614,383	5,858,705	5,916,849	76,859,865	1,768,519
Large Cap Growth	83,941,207	14,888,615	1,703,598	14,322,303	82,926,133	337,633
Large Cap Value	26,603,332	9,863,310	563,911	2,045,811	31,853,272	487,995
Large Cap Stock	37,033,043	9,233,712	2,031,463	1,433,501	36,009,555	503,305
Equity Income Plus	—	3,878,130	—	400,981	4,094,015	—
High Yield	6,146,398	2,795,029	30,912	1,786,505	8,628,817	314,723
Income	20,745,356	3,208,594	8,098,605	1,861,198	15,429,334	499,062
Limited Maturity Bond	3,638,056	9,142,856	4,585,569	656,239	8,058,618	150,547
Money Market	5,177,999	7,653,763	12,831,762	—	—	35,692

Total Value and
Dividend Income	$390,908,511				$411,013,658	$4,537,954

Moderately Aggressive Allocation
Real Estate Securities	26,888,622	12,593,376	11,700	3,279,745	37,093,916	665,046
Partner Small Cap
Growth	28,021,999	7,855,364	11,700	2,698,534	29,818,800	—
Partner Small Cap Value	17,345,977	9,051,370	1,527,226	1,501,796	22,496,905	136,546
Small Cap Stock	36,342,259	21,879,657	15,600	3,168,317	49,552,484	—
Mid Cap Growth	14,516,628	9,411,176	6,825	1,249,960	20,586,844	—
Partner Mid Cap Value	12,943,571	6,527,119	449,677	1,525,597	17,574,872	130,844
Mid Cap Stock	35,768,035	16,523,051	332,511	2,927,443	42,506,471	193,330
Partner Worldwide
Allocation	—	8,889,178	—	887,970	9,128,330	—
Partner International
Stock	131,867,007	33,250,111	11,299,485	9,898,852	128,586,084	2,748,887
Large Cap Growth	156,316,355	29,282,206	12,285,403	25,154,874	145,646,719	634,733
Large Cap Value	126,079,605	32,978,773	861,543	8,945,200	139,276,761	2,258,236
Large Cap Stock	134,579,715	33,595,964	18,214,777	4,751,645	119,361,330	1,838,298
Equity Income Plus	—	9,344,124	—	966,065	9,863,521	—
High Yield	17,443,177	44,186,187	39,131	12,596,929	60,843,168	1,673,405
Income	120,427,429	18,342,215	24,897,342	13,398,919	111,077,043	3,204,482
Limited Maturity Bond	35,165,854	20,376,462	13,539,937	3,359,011	41,248,661	920,225
Money Market	34,776,744	6,776,961	41,129,882	423,823	423,823	124,236

Total Value and
Dividend Income	$928,482,977				$985,085,732	$14,528,268

248

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	November 1, 2007 –
Fund	October 31, 2007	Additions	Reductions	April 30, 2008	April 30, 2008	April 30, 2008
Moderate Allocation
Real Estate Securities	$ 27,497,973	$13,081,406	$ 19,368	3,377,704	$ 38,201,835	$ 695,052
Partner Small Cap
Growth	12,738,369	4,848,358	8,939	1,332,914	14,728,703	—
Partner Small Cap Value	7,873,970	10,279,068	7,449	1,162,678	17,416,923	72,510
Small Cap Stock	13,688,783	9,320,037	289,711	1,259,374	19,696,609	—
Mid Cap Growth	9,142,524	3,046,219	312,266	603,175	9,934,297	—
Partner Mid Cap Value	8,162,829	6,211,935	402,381	1,124,558	12,954,906	104,578
Mid Cap Stock	25,365,467	12,057,479	325,810	2,091,093	30,362,677	138,473
Partner Worldwide
Allocation	—	5,809,831	—	580,725	5,969,857	—
Partner International
Stock	89,039,652	26,489,170	9,957,966	6,847,274	88,946,090	1,816,065
Large Cap Growth	125,248,551	28,838,685	12,301,844	20,613,898	119,354,469	514,304
Large Cap Value	85,137,182	30,768,857	900,984	6,566,875	102,246,245	1,561,742
Large Cap Stock	102,328,711	31,063,951	18,150,873	3,644,758	91,556,328	1,422,711
Equity Income Plus	—	9,152,919	—	946,465	9,663,405	—
High Yield	16,919,546	42,542,411	26,817	12,159,164	58,728,763	1,616,617
Income	165,062,022	28,178,865	17,692,027	20,667,650	171,334,823	4,654,521
Limited Maturity Bond	115,714,654	33,096,391	89,389	11,881,632	145,906,435	3,102,778
Money Market	67,606,196	12,769,807	60,809,079	19,566,925	19,566,925	657,116
Total Value and
Dividend Income	$871,526,429				$956,569,290	$16,356,467

Moderately Conservative
Real Estate Securities	9,938,388	5,886,107	9,537	1,330,928	15,052,801	265,002
Partner Small Cap Value	—	3,735,615	—	270,796	4,056,523	—
Small Cap Stock	9,460,435	5,160,437	9,537	765,448	11,971,610	—
Partner Mid Cap Value	—	226,117	—	20,013	230,551	—
Mid Cap Stock	6,162,563	7,925,351	125,998	849,297	12,331,793	38,714
Partner Worldwide
Allocation	—	1,870,361	—	185,948	1,911,542	—
Partner International
Stock	19,441,529	9,221,521	3,480,997	1,680,212	21,825,960	374,929
Large Cap Growth	31,007,166	9,715,282	3,441,483	5,476,704	31,710,118	129,943
Large Cap Value	20,141,951	10,670,178	350,428	1,761,449	27,425,759	387,726
Large Cap Stock	24,428,984	9,813,985	10,408,320	704,658	17,701,013	349,430
Equity Income Plus	—	3,622,558	—	374,527	3,823,918	—
High Yield	6,431,169	12,701,781	57,586	3,907,706	18,874,221	500,906
Income	46,785,979	11,161,970	5,792,795	6,138,459	50,887,825	1,381,123
Limited Maturity Bond	109,406,365	35,505,377	4,203,708	11,240,106	138,028,503	2,908,644
Money Market	32,162,304	11,204,012	27,427,577	15,938,739	15,938,739	434,780

Total Value and
Dividend Income	$315,366,833				$371,770,876	$6,771,197

249

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2008, the Funds engaged in purchases and sales of securities of $1,992,064 and $1,173,739, respectively.

(9) RELATED PARTY TRANSACTIONS

As of April 30, 2008, related parties held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares
Technology	486,800	5.1%
Partner Small Cap Growth	942,592	11.8%
Partner Mid Cap Value	489,583	9.9%
Mid Cap Stock	4,609,012	6.4%
Mid Cap Index-I	77,274	5.9%
Partner Worldwide Allocation	8,027,209	78.2%
Large Cap Index-I	390,712	12.1%
Core Bond	5,085,787	13.4%
Limited Maturity Bond	5,885,832	14.7%

As of April 30, 2008, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares
Aggressive Allocation	4,927,444	14.4%
Moderately Aggressive
Allocation	5,841,992	6.9%
Partner Small Cap Value	843,026	8.5%
Mid Cap Index-I	1,097,801	83.5%
Large Cap Index-I	2,536,906	78.5%
Balanced	5,987,252	24.9%
Core Bond	2,807,663	7.4%

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Automated conversions of Class B shares to Class A shares are included in the shares redeemed and sold amount. Transactions in Fund shares were as follows:

	Aggressive Allocation Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	5,790,007	$69,689,109	1,041,966	$ 12,791,465
Dividends and distributions reinvested	1,115,935	14,094,896	201,905	2,560,040
Redeemed	(1,667,701)	(20,048,851)	(468,817)	(5,768,251)
Net Change	5,238,241	$ 63,735,154	775,054	$ 9,583,254

Year Ended October 31, 2007
Sold	11,145,392	$141,612,846	1,979,500	$ 25,221,287
Dividends and distributions reinvested	303,204	3,665,237	70,543	855,522
Redeemed	(2,149,549)	(27,540,811)	(879,192)	(11,249,500)
Net Change	9,299,047	$117,737,272	1,170,851	$ 14,827,309

250

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

	Moderately Aggressive Allocation Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	14,916,702	$ 175,952,073	909,522	$ 10,833,663
Dividends and distributions reinvested	3,026,749	36,947,273	249,988	3,063,040
Redeemed	(4,811,762)	(56,375,436)	(311,997)	(3,680,620)
Net Change	13,131,689	$ 156,523,910	847,513	$ 10,216,083

Year Ended October 31, 2007
Sold	32,827,844	$ 405,451,968	2,408,374	$ 29,828,380
Dividends and distributions reinvested	903,871	10,702,312	97,155	1,153,325
Redeemed	(4,890,773)	(60,789,521)	(727,993)	(9,070,981)
Net Change	28,840,942	$ 355,364,759	1,777,536	$ 21,910,724

	Moderate Allocation Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	16,650,526	$ 188,244,913	898,633	$ 10,182,301
Dividends and distributions reinvested	3,033,963	34,821,709	109,138	1,253,441
Redeemed	(5,567,576)	(62,568,349)	(306,307)	(3,391,891)
Net Change	14,116,913	$ 160,498,273	701,464	$ 8,043,851

Year Ended October 31, 2007
Sold	33,473,526	$ 393,578,244	1,206,409	$ 14,190,666
Dividends and distributions reinvested	1,577,026	18,327,726	60,742	706,921
Redeemed	(5,753,418)	(67,815,953)	(515,341)	(6,064,902)
Net Change	29,297,134	$ 344,090,017	751,810	$ 8,832,685

	Moderately Conservative Allocation Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	8,643,407	$ 94,075,605	498,184	$ 5,511,160
Dividends and distributions reinvested	965,870	10,567,353	34,656	380,132
Redeemed	(2,646,897)	(28,732,523)	(332,336)	(3,555,293)
Net Change	6,962,380	$ 75,910,435	200,504	$ 2,335,999

Year Ended October 31, 2007
Sold	14,097,689	$ 158,211,117	797,525	$ 8,905,753
Dividends and distributions reinvested	675,328	7,522,058	28,867	321,484
Redeemed	(2,678,590)	(30,042,629)	(576,060)	(6,455,102)
Net Change	12,094,427	$ 135,690,546	250,332	$ 2,772,135

251

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Technology Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	680,595	$ 2,583,509	51	$ 195	—	$ —
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(1,064,456)	(3,937,547)	(115,946)	(408,528)	(8,645)	(33,366)
Net Change	(383,861)	$ (1,354,038)	(115,895)	$ (408,333)	(8,645)	$ (33,366)

Year Ended October 31, 2007
Sold	1,146,815	$ 4,607,775	2,428	$ 9,130	11,922	$ 53,217
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(2,827,104)	(11,179,185)	(288,947)	(1,092,074)	(26,208)	(114,062)
Net Change	(1,680,289)	$ (6,571,410)	(286,519)	$ (1,082,944)	(14,286)	$ (60,845)

	Partner Small Cap Growth Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	89,257	$ 1,055,718	1,954,400	$ 21,343,679
Dividends and distributions reinvested	53,855	654,872	227,828	2,786,333
Redeemed	(48,960)	(570,813)	(12,995)	(153,839)
Net Change	94,152	$ 1,139,777	2,169,233	$ 23,976,173

Year Ended October 31, 2007
Sold	128,058	$ 1,624,901	2,488,996	$ 32,039,224
Dividends and distributions reinvested	—	—	4,414	53,894
Redeemed	(39,443)	(497,747)	(384,916)	(4,855,762)
Net Change	88,615	$ 1,127,154	2,108,494	$ 27,237,356

			Partner Small Cap Value Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	302,356	$ 4,247,855	2,132	$ 28,083	1,828,265	$ 27,022,274
Dividends and distributions reinvested	420,976	5,889,869	20,001	261,424	366,191	5,366,175
Redeemed	(903,591)	(12,738,196)	(71,496)	(932,778)	(687,278)	(9,649,487)
Net Change	(180,259)	$ (2,600,472)	(49,363)	$ (643,271)	1,507,178	$ 22,738,962

Year Ended October 31, 2007
Sold	968,005	$ 15,747,777	6,664	$ 102,992	1,947,958	$ 33,076,549
Dividends and distributions reinvested	236,169	3,652,846	16,612	243,530	145,712	2,350,278
Redeemed	(1,278,190)	(20,814,723)	(161,479)	(2,497,225)	(1,484,075)	(25,420,864)
Net Change	(74,016)	$ (1,414,100)	(138,203)	$(2,150,703)	609,595	$ 10,005,963

252

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

			Small Cap Stock Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	733,995	$ 10,880,835	872	$ 10,541	2,421,747	$ 37,882,793
Dividends and distributions reinvested	3,524,365	53,464,600	104,084	1,334,360	759,019	12,668,023
Redeemed	(2,847,129)	(42,138,102)	(211,241)	(2,666,317)	(112,173)	(1,898,135)
Net Change	1,411,231	$ 22,207,333	(106,285)	$ (1,321,416)	3,068,593	$ 48,652,681

Year Ended October 31, 2007
Sold	1,528,313	$ 27,270,640	5,394	$ 86,399	3,359,223	$ 64,910,432
Dividends and distributions reinvested	2,727,091	46,060,560	119,003	1,758,869	466,152	8,511,934
Redeemed	(5,355,767)	(95,829,947)	(485,003)	(7,585,929)	(2,953,241)	(56,947,213)
Net Change	(1,100,363)	$ (22,498,747)	(360,606)	$ (5,740,661)	872,134	$ 16,475,153

	Small Cap Index Fund
	Class A

Six Months Ended April 30, 2008	Shares	Amount
Sold	108,835	$ 1,438,375
Dividends and distributions reinvested	393,395	5,160,315
Redeemed	(398,054)	(5,143,034)
Net Change	104,176	$ 1,455,656

Year Ended October 31, 2007
Sold	260,961	$ 4,199,158
Dividends and distributions reinvested	221,916	3,398,452
Redeemed	(658,792)	(10,607,413)
Net Change	(175,915)	$ (3,009,803)

			Mid Cap Growth Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	912,350	$ 14,103,307	3,853	$ 61,400	1,010,535	$ 16,784,264
Dividends and distributions reinvested	2,144,800	33,952,180	157,783	2,234,210	278,909	4,816,752
Redeemed	(1,650,840)	(25,337,188)	(383,077)	(5,269,654)	(106,766)	(1,896,500)
Net Change	1,406,310	$ 22,718,299	(221,441)	$ (2,974,044)	1,182,678	$ 19,704,516

Year Ended October 31, 2007
Sold	1,499,540	$ 25,689,155	5,002	$ 81,533	1,187,378	$ 21,125,779
Dividends and distributions reinvested	1,179,730	18,439,231	133,760	1,919,476	134,846	2,260,015
Redeemed	(3,480,249)	(58,829,380)	(814,726)	(12,583,879)	(1,187,980)	(21,423,642)
Net Change	(800,979)	$ (14,700,994)	(675,964)	$ (10,582,870)	134,244	$ 1,962,152

253

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

	Partner Mid Cap Value Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	51,013	$ 582,129	1,332,707	$ 15,425,794
Dividends and distributions reinvested	57,031	659,430	209,964	2,434,685
Redeemed	(113,754)	(1,288,582)	(126,362)	(1,327,455)
Net Change	(5,710)	$ (47,023)	1,416,309	$ 16,533,024

Year Ended October 31, 2007
Sold	365,176	$ 4,658,869	1,553,427	$ 19,409,359
Dividends and distributions reinvested	13,192	160,156	44,738	543,873
Redeemed	(89,498)	(1,137,851)	(992,229)	(12,323,791)
Net Change	288,870	$ 3,681,174	605,936	$ 7,629,441

			Mid Cap Stock Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,606,139	$ 22,942,929	961	$ 10,899	3,506,920	$ 52,534,527
Dividends and distributions reinvested	8,769,807	126,906,804	141,494	1,683,773	1,485,519	23,133,529
Redeemed	(6,773,193)	(96,243,803)	(267,047)	(3,171,939)	(843,704)	(12,748,346)
Net Change	3,602,753	$ 53,605,930	(124,592)	$ (1,477,267)	4,148,735	$ 62,919,710

Year Ended October 31, 2007
Sold	3,888,821	$ 67,807,186	13,710	$ 209,008	4,919,725	$ 90,057,227
Dividends and distributions reinvested	10,027,387	161,645,118	242,752	3,349,973	1,162,098	19,941,268
Redeemed	(11,395,657)	(198,642,538)	(608,710)	(9,091,254)	(3,034,787)	(55,534,884)
Net Change	2,520,551	$ 30,809,766	(352,248)	$ (5,532,273)	3,047,036	$ 54,463,611

	Mid Cap Index Fund		Mid Cap Index Fund-I
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	156,408	$ 2,076,863	190,883	$ 1,889,100
Dividends and distributions reinvested	500,575	6,607,245	429,148	4,206,651
Redeemed	(549,782)	(7,096,043)	(228,609)	(2,331,818)
Net Change	107,201	$ 1,588,065	391,422	$ 3,763,933

Year Ended October 31, 2007
Sold	375,877	$ 5,674,544	237,294	$ 3,473,328
Dividends and distributions reinvested	227,674	3,235,987	97,308	1,331,116
Redeemed	(1,020,279)	(15,399,239)	(1,027,200)	(14,872,446)
Net Change	(416,728)	$ (6,488,708)	(692,598)	$ (10,068,002)

254

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

	Partner Worldwide Allocation Fund
	Class A		Institutional Class

Six Months Ended April 30, 2008(a)	Shares	Amount	Shares	Amount
Sold	2,937,566	$ 29,381,131	9,494,492	$ 94,920,849
Dividends and distributions reinvested	—	—	—	—
Redeemed	(354,805)	(3,547,117)	(1,818,069)	(18,199,351)
Net Change	2,582,761	$ 25,834,014	7,676,423	$ 76,721,498

	Partner International Stock Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,123,360	$ 14,787,415	1,843	$ 23,194	4,006,579	$ 52,490,473
Dividends and distributions reinvested	2,901,798	38,259,047	72,727	914,222	2,429,246	32,737,882
Capital contribution from adviser		—		—		1,320
Redeemed	(2,720,166)	(35,082,535)	(225,494)	(2,809,215)	(2,063,740)	(31,168,244)
Net Change	1,304,992	$ 17,963,927	(150,924)	$ (1,871,799)	4,372,085	$ 54,061,431

Year Ended October 31, 2007
Sold	2,688,054	$ 38,314,231	27,944	$ 381,838	8,691,362	$ 125,824,841
Dividends and distributions reinvested	260,818	3,528,854	—	—	253,305	3,477,872
Redeemed	(5,005,095)	(71,310,619)	(483,004)	(6,607,820)	(4,039,225)	(59,890,071)
Net Change	(2,056,223)	$ (29,467,534)	(455,060)	$ (6,225,982)	4,905,442	$ 69,412,642

			Large Cap Growth Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	2,998,420	$ 16,455,823	31,087	$ 161,172	10,245,598	$ 60,076,464
Dividends and distributions reinvested	1,817,993	10,364,552	112,298	590,688	4,682,173	28,560,518
Redeemed	(2,985,990)	(16,332,202)	(404,998)	(2,056,347)	(5,794,790)	(30,991,910)
Net Change	1,830,423	$ 10,488,173	(261,613)	$ (1,304,487)	9,132,981	$ 57,645,072

Year Ended October 31, 2007
Sold	4,578,531	$ 26,413,730	35,799	$ 196,211	29,124,791	$ 177,863,280
Dividends and distributions reinvested	14,253	77,678	—	—	264,904	1,528,495
Redeemed	(5,709,169)	(32,676,336)	(992,259)	(5,287,685)	(5,285,186)	(34,322,841)
Net Change	(1,116,385)	$ (6,184,928)	(956,460)	$ (5,091,474)	24,104,509	$ 145,068,934

(a) For the period from February 29, 2008 (inception) through April 30, 2008.

255

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Large Cap Value Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	622,330	$ 9,681,153	1,533	$ 23,157	4,568,179	$ 73,229,953
Dividends and distributions reinvested	1,131,905	18,211,900	26,402	415,573	1,313,185	21,302,734
Redeemed	(2,278,524)	(35,418,070)	(176,613)	(2,693,527)	(557,969)	(8,539,949)
Net Change	(524,289)	$ (7,525,017)	(148,678)	$ (2,254,797)	5,323,395	$ 85,992,738

Year Ended October 31, 2007
Sold	1,766,298	$ 30,050,071	18,259	$ 303,308	7,888,623	$ 135,673,675
Dividends and distributions reinvested	1,303,412	21,452,553	48,006	775,782	751,450	12,464,266
Redeemed	(3,981,337)	(68,090,102)	(384,831)	(6,463,643)	(979,936)	(16,736,038)
Net Change	(911,627)	$ (16,587,478)	(318,566)	$ (5,384,553)	7,660,137	$ 131,401,903

			Large Cap Stock Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,987,827	$ 51,109,914	813	$ 23,533	1,838,516	$ 48,478,884
Dividends and distributions reinvested	13,019,209	340,684,834	207,242	4,917,844	1,750,947	46,275,285
Redeemed	(9,831,383)	(252,577,784)	(521,023)	(12,177,719)	(2,411,565)	(57,264,018)
Net Change	5,175,653	$ 139,216,964	(312,968)	$ (7,236,342)	1,177,898	$ 37,490,151

Year Ended October 31, 2007
Sold	3,660,513	$ 106,554,516	3,681	$ 98,022	4,942,079	$ 145,637,966
Dividends and distributions reinvested	5,520,112	155,979,217	113,706	2,952,941	490,129	13,951,238
Redeemed	(21,101,121)	(614,890,225)	(1,155,704)	(30,987,096)	(2,261,086)	(66,592,686)
Net Change	(11,920,496)	$ (352,356,492)	(1,038,317)	$ (27,936,133)	3,171,122	$ 92,996,518

	Large Cap Index Fund		Large Cap Index Fund-I
	Class A		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount
Sold	344,200	$ 3,305,275	376,506	$ 3,540,804
Dividends and distributions reinvested	125,613	1,267,436	49,467	496,149
Redeemed	(952,535)	(9,096,999)	(480,011)	(4,549,405)
Net Change	(482,722)	$ (4,524,288)	(54,038)	$ (512,452)

Year Ended October 31, 2007
Sold	1,058,165	$ 10,620,328	610,475	$ 6,049,996
Dividends and distributions reinvested	126,539	1,233,896	44,964	435,248
Redeemed	(2,130,985)	(21,488,432)	(815,472)	(8,182,690)
Net Change	(946,281)	$ (9,634,208)	(160,033)	$ (1,697,446)

256

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

			Balanced Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	595,626	$ 7,171,630	3,190	$ 36,559	80,506	$ 978,793
Dividends and distributions reinvested	1,315,153	16,111,472	38,456	469,515	491,462	6,013,842
Redeemed	(1,979,926)	(23,979,828)	(123,807)	(1,463,279)	(492,876)	(5,943,132)
Net Change	(69,147)	$ (696,726)	(82,161)	$ (957,205)	79,092	$ 1,049,503

Year Ended October 31, 2007
Sold	1,112,754	$ 14,474,672	7,379	$ 96,953	197,312	$ 2,587,000
Dividends and distributions reinvested	1,224,913	15,538,875	40,172	504,830	463,340	5,884,861
Redeemed	(4,397,809)	(57,170,898)	(268,020)	(3,464,158)	(1,183,861)	(15,432,692)
Net Change	(2,060,142)	$ (27,157,351)	(220,469)	$ (2,862,375)	(523,209)	$ (6,960,831)

			High Yield Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	2,915,606	$ 13,965,650	3,321	$ 15,760	20,570,429	$ 99,358,088
Dividends and distributions reinvested	2,506,736	12,022,516	42,546	204,203	940,616	4,506,159
Redeemed	(10,103,283)	(48,443,269)	(547,391)	(2,620,882)	(331,773)	(1,588,871)
Net Change	(4,680,941)	$ (22,455,103)	(501,524)	$ (2,400,919)	21,179,272	$ 102,275,376

Year Ended October 31, 2007
Sold	7,232,910	$ 37,047,669	21,907	$ 114,126	11,794,211	$ 60,386,929
Dividends and distributions reinvested	5,246,263	26,801,268	123,011	629,179	1,113,882	5,734,298
Redeemed	(20,950,030)	(107,048,650)	(1,421,027)	(7,286,182)	(16,761,322)	(86,494,765)
Net Change	(8,470,857)	$ (43,199,713)	(1,276,109)	$ (6,542,877)	(3,853,229)	$ (20,373,538)

			Municipal Bond Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	4,327,131	$ 48,290,061	8,388	$ 93,726	1,158,795	$ 12,907,873
Dividends and distributions reinvested	1,785,176	19,788,180	13,877	153,926	28,845	319,493
Redeemed	(6,265,414)	(69,865,876)	(382,752)	(4,276,684)	(293,483)	(3,275,212)
Net Change	(153,107)	$ (1,787,635)	(360,487)	$ (4,029,032)	894,157	$ 9,952,154

Year Ended October 31, 2007
Sold	7,183,715	$ 80,703,622	8,760	$ 98,125	833,046	$ 9,310,700
Dividends and distributions reinvested	3,658,394	41,098,057	47,292	531,637	41,561	466,278
Redeemed	(13,707,985)	(153,979,933)	(849,791)	(9,550,832)	(386,267)	(4,334,053)
Net Change	(2,865,876)	$ (32,178,254)	(793,739)	$ (8,921,070)	488,340	$ 5,442,925

257

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Income Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,652,564	$ 13,900,504	16,219	$ 136,781	6,109,677	$ 51,353,624
Dividends and distributions reinvested	1,038,565	8,743,214	12,651	106,329	1,186,499	9,975,914
Redeemed	(4,005,033)	(33,707,412)	(232,041)	(1,946,041)	(6,860,908)	(57,340,602)
Net Change	(1,313,904)	$ (11,063,694)	(203,171)	$ (1,702,931)	435,268	$ 3,988,936

Year Ended October 31, 2007
Sold	3,308,668	$ 28,354,222	16,670	$ 142,484	29,247,235	$ 249,293,219
Dividends and distributions reinvested	2,101,548	18,003,759	38,942	333,352	1,632,272	13,937,636
Redeemed	(9,245,559)	(79,239,954)	(750,889)	(6,426,020)	(6,903,824)	(58,652,473)
Net Change	(3,835,343)	$ (32,881,973)	(695,277)	$ (5,950,184)	23,975,683	$ 204,578,382

			Core Bond Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,158,244	$ 11,239,361	4,670	$ 45,471	1,732,875	$ 16,823,077
Dividends and distributions reinvested	612,546	5,944,616	6,899	67,045	220,275	2,138,598
Redeemed	(3,374,703)	(32,731,462)	(168,233)	(1,626,987)	(1,380,593)	(13,328,409)
Net Change	(1,603,913)	$ (15,547,485)	(156,664)	$ (1,514,471)	572,557	$ 5,633,266

Year Ended October 31, 2007
Sold	2,079,081	$ 20,448,256	2,888	$ 28,540	5,195,639	$ 50,755,835
Dividends and distributions reinvested	1,278,083	12,571,874	20,800	204,880	220,036	2,163,228
Redeemed	(7,809,430)	(76,855,231)	(375,012)	(3,688,696)	(1,799,757)	(17,721,396)
Net Change	(4,452,266)	$ (43,835,101)	(351,324)	$ (3,455,276)	3,615,918	$ 35,197,667

			Limited Maturity Bond Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,171,288	$ 14,581,438	722	$ 8,933	8,846,648	$ 110,365,471
Dividends and distributions reinvested	178,410	2,219,896	1,546	19,251	649,932	8,081,840
Redeemed	(1,518,552)	(18,912,178)	(5,121)	(63,983)	(2,535,407)	(31,664,135)
Net Change	(168,854)	$ (2,110,844)	(2,853)	$ (35,799)	6,961,173	$ 86,783,176

Year Ended October 31, 2007
Sold	2,375,503	$ 29,853,399	6,321	$ 79,420	13,414,475	$ 168,536,157
Dividends and distributions reinvested	374,035	4,699,357	3,297	41,463	849,457	10,665,647
Redeemed	(2,942,069)	(36,972,850)	(15,827)	(199,188)	(1,818,204)	(22,843,350)
Net Change	(192,531)	$ (2,420,094)	(6,209)	$ (78,305)	12,445,728	$ 156,358,454

258

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2008 (unaudited)

			Money Market Fund
	Class A		Class B		Institutional Class

Six Months Ended April 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	782,408,648	$ 782,408,649	293,273	$ 293,273	1,220,753,923	$1,220,753,923
Dividends and distributions reinvested	24,754,569	24,754,569	25,267	25,267	6,653,049	6,653,049
Redeemed	(630,411,711)	(630,411,712)	(436,299)	(436,299)	(1,355,448,380)	(1,355,448,380)
Net Change	176,751,506	$ 176,751,506	(117,759)	$ (117,759)	(128,041,408)	$ (128,041,408)

Year Ended October 31, 2007
Sold	1,394,460,205	$1,394,460,225	665,684	$ 665,684	1,980,415,531	$1,980,415,531
Dividends and distributions reinvested	47,936,624	47,936,624	67,358	67,358	19,135,374	19,135,374
Redeemed	(1,122,834,737)	(1,122,834,757)	(1,000,594)	(1,000,594)	(1,915,625,053)	(1,915,625,053)
Net Change	319,562,092	$ 319,562,092	(267,552)	$ (267,552)	83,925,852	$ 83,925,852

259

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
AGGRESSIVE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$13.79	$0.15	$(1.41)	$(1.26)	$(0.35)	$(0.21)	$(0.56)	$11.97	(9.34)%	$351.4	0.52%	1.88%	0.70%	1.70%	8%
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)	(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	—	(0.13)	11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%
Year Ended 10/31/2005 (e)	10.00	(0.01)	0.38	0.37	—	—	—	10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	13.86	0.16	(1.42)	(1.26)	(0.37)	(0.21)	(0.58)	12.02	(9.26)%	59.5	0.20%	2.19%	0.20%	2.19%	8%
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)	(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	—	(0.14)	11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%
Year Ended 10/31/2005 (e)	10.00	—	0.39	0.39	—	—	—	10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	13.23	0.18	(1.18)	(1.00)	(0.36)	(0.17)	(0.53)	11.70	(7.62)%	913.8	0.49%	2.70%	0.59%	2.60%	9%
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)	(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	—	(0.13)	11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
Year Ended 10/31/2005 (e)	10.00	0.01	0.30	0.31	—	—	—	10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	13.30	0.19	(1.17)	(0.98)	(0.39)	(0.17)	(0.56)	11.76	(7.47)%	70.9	0.17%	3.02%	0.17%	3.02%	9%
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)	(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	—	(0.14)	11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%
Year Ended 10/31/2005 (e)	10.00	0.01	0.32	0.33	—	—	—	10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

MODERATE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	12.32	0.19	(0.85)	(0.66)	(0.31)	(0.17)	(0.48)	11.18	(5.44)%	922.9	0.49%	3.21%	0.54%	3.16%	8%
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)	(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	—	(0.27)	11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
Year Ended 10/31/2005 (e)	10.00	0.02	0.22	0.24	(0.02)	—	(0.02)	10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	12.34	0.21	(0.86)	(0.65)	(0.32)	(0.17)	(0.49)	11.20	(5.29)%	33.2	0.18%	3.50%	0.18%	3.50%	8%
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)	(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	—	(0.31)	11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%
Year Ended 10/31/2005 (e)	10.00	0.03	0.22	0.25	(0.02)	—	(0.02)	10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
260	261

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$11.54	$0.20	$(0.60)	$(0.40)	$(0.27)	$(0.10)	$(0.37)	$10.77	(3.52)%	$360.3	0.46%	3.56%	0.56%	3.46%	9%
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)	(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	—	(0.31)	10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
Year Ended 10/31/2005 (e)	10.00	0.04	0.11	0.15	(0.02)	—	(0.02)	10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	11.56	0.20	(0.58)	(0.38)	(0.28)	(0.10)	(0.38)	10.80	(3.31)%	11.3	0.22%	3.83%	0.22%	3.83%	9%
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)	(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	—	(0.34)	10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%
Year Ended 10/31/2005 (e)	10.00	0.05	0.12	0.17	(0.03)	—	(0.03)	10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

TECHNOLOGY FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	4.68	(0.01)	(0.97)	(0.98)	—	—	—	3.70	(20.94)%	32.2	1.47%	(0.55)%	2.01%	(1.09)%	111%
Year Ended 10/31/2007	3.73	(0.04)	0.99	0.95	—	—	—	4.68	25.47%	42.4	1.49%	(0.96)%	1.98%	(1.46)%	112%
Year Ended 10/31/2006	3.48	(0.03)	0.28	0.25	—	—	—	3.73	7.18%	40.1	1.45%	(0.78)%	1.97%	(1.30)%	126%
Year Ended 10/31/2005	3.28	(0.01)	0.21	0.20	—	—	—	3.48	6.10%	42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
Period Ended 10/31/2004 (f)	3.20	(0.02)	0.10	0.08	—	—	—	3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	—	—	—	3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%
Year Ended 4/30/2003	3.15	(0.05)	(0.60)	(0.65)	—	—	—	2.50	(20.63)%	29.3	2.39%	(2.09)%	2.75%	(2.45)%	67%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	4.44	(0.09)	(0.85)	(0.94)	—	—	—	3.50	(21.17)%	0.9	2.29%	(1.35)%	3.32%	(2.37)%	111%
Year Ended 10/31/2007	3.56	(0.12)	1.00	0.88	—	—	—	4.44	24.72%	1.7	2.05%	(1.51)%	3.06%	(2.52)%	112%
Year Ended 10/31/2006	3.34	(0.07)	0.29	0.22	—	—	—	3.56	6.59%	2.4	1.94%	(1.27)%	2.95%	(2.28)%	126%
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	—	—	—	3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
Period Ended 10/31/2004 (f)	3.09	(0.03)	0.10	0.07	—	—	—	3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	—	—	—	3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%
Year Ended 4/30/2003	3.09	(0.06)	(0.60)	(0.66)	—	—	—	2.43	(21.36)%	2.6	3.50%	(3.20)%	4.12%	(3.82)%	67%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	4.95	—	(1.02)	(1.02)	—	—	—	3.93	(20.61)%	2.0	0.99%	(0.07)%	1.02%	(0.10)%	111%
Year Ended 10/31/2007	3.93	(0.02)	1.04	1.02	—	—	—	4.95	25.95%	2.6	0.98%	(0.45)%	0.99%	(0.46)%	112%
Year Ended 10/31/2006	3.65	(0.01)	0.29	0.28	—	—	—	3.93	7.67%	2.1	0.96%	(0.30)%	0.97%	(0.31)%	126%
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	—	—	—	3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
Period Ended 10/31/2004 (f)	3.32	(0.01)	0.11	0.10	—	—	—	3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	—	—	—	3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%
Year Ended 4/30/2003	3.22	(0.02)	(0.61)	(0.63)	—	—	—	2.59	(19.57)%	2.2	1.06%	(0.76)%	1.08%	(0.78)%	67%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
262	263

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$13.93	$(0.02)	$(2.36)	$(2.38)	$—	$(0.58)	$(0.58)	$10.97	(17.52)%	$13.2	1.43%	(0.46)%	1.44%	(0.47)%	62%
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	—	—	—	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	—	—	—	11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
Year Ended 10/31/2005 (e)	10.00	(0.04)	0.32	0.28	—	—	—	10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	14.00	(0.01)	(2.36)	(2.37)	—	(0.58)	(0.58)	11.05	(17.36)%	74.9	1.07%	(0.10)%	1.08%	(0.11)%	62%
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	—	(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
Year Ended 10/31/2006	10.28	—	1.45	1.45	—	—	—	11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
Year Ended 10/31/2005 (e)	10.00	(0.02)	0.30	0.28	—	—	—	10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

PARTNER SMALL CAP VALUE FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	16.41	0.04	(0.86)	(0.82)	—	(1.22)	(1.22)	14.37	(4.74)%	69.6	1.34%	0.58%	1.46%	0.46%	17%
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)	(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)	(0.94)	15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)	(1.86)	14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%
Period Ended 10/31/2004 (f)	13.58	0.01	1.02	1.03	—	(0.34)	(0.34)	14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	—	—	—	13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%
Year Ended 4/30/2003	11.65	(0.07)	(2.18)	(2.25)	—	(0.07)	(0.07)	9.33	(19.38)%	27.7	1.86%	(0.88)%	2.05%	(1.07)%	147%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	15.44	(0.20)	(0.64)	(0.84)	—	(1.22)	(1.22)	13.38	(5.22)%	2.4	2.39%	(0.44)%	2.51%	(0.55)%	17%
Year Ended 10/31/2007	14.89	(0.33)	1.59	1.26	—	(0.71)	(0.71)	15.44	8.70%	3.6	2.20%	(0.71)%	2.39%	(0.91)%	34%
Year Ended 10/31/2006	13.50	(0.08)	2.37	2.29	—	(0.90)	(0.90)	14.89	17.99%	5.5	1.88%	(0.42)%	2.40%	(0.93)%	22%
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	—	(1.85)	(1.85)	13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
Period Ended 10/31/2004 (f)	13.29	(0.06)	0.99	0.93	—	(0.34)	(0.34)	13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	—	—	—	13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%
Year Ended 4/30/2003	11.59	(0.12)	(2.19)	(2.31)	—	(0.07)	(0.07)	9.21	(20.00)%	2.9	2.71%	(1.73)%	2.91%	(1.93)%	147%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	17.10	0.06	(0.86)	(0.80)	(0.10)	(1.22)	(1.32)	14.98	(4.45)%	73.1	0.69%	1.21%	0.80%	1.10%	17%
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)	(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)	(1.03)	16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)	14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
Period Ended 10/31/2004 (f)	13.90	0.05	1.06	1.11	—	(0.34)	(0.34)	14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	—	—	—	13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%
Year Ended 4/30/2003	11.71	—	(2.17)	(2.17)	—	(0.07)	(0.07)	9.47	(18.59)%	3.8	0.87%	0.10%	1.07%	(0.10)%	147%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
264	265

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
SMALL CAP STOCK FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$18.98	$0.02	$(2.49)	$(2.47)	$—	$(2.32)	$(2.32)	$14.19	(13.80)%	$355.5	1.30%	0.20%	1.31%	0.18%	114%
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	—	(1.91)	(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	—	(1.94)	(1.94)	18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	—	(0.82)	(0.82)	17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
Period Ended 10/31/2004 (e)	16.39	(0.04)	0.99	0.95	—	(0.95)	(0.95)	16.39	5.88%	397.3	1.36%	(0.49)%	1.38%	(0.51)%	52%
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	—	—	—	16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%
Year Ended 4/30/2003	14.82	(0.09)	(3.18)	(3.27)	—	—	—	11.55	(22.06)%	266.7	1.47%	(0.78)%	1.49%	(0.80)%	97%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	16.46	(0.26)	(1.94)	(2.20)	—	(2.32)	(2.32)	11.94	(14.33)%	6.2	2.43%	(0.89)%	2.60%	(1.06)%	114%
Year Ended 10/31/2007	16.44	(0.48)	2.41	1.93	—	(1.91)	(1.91)	16.46	13.06%	10.3	2.38%	(1.06)%	2.40%	(1.08)%	112%
Year Ended 10/31/2006	16.18	(0.30)	2.50	2.20	—	(1.94)	(1.94)	16.44	14.86%	16.3	2.30%	(1.29)%	2.32%	(1.31)%	92%
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	—	(0.82)	(0.82)	16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
Period Ended 10/31/2004 (e)	15.26	(0.11)	0.91	0.80	—	(0.95)	(0.95)	15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	—	—	—	15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%
Year Ended 4/30/2003	14.08	(0.26)	(2.96)	(3.22)	—	—	—	10.86	(22.87)%	21.1	2.45%	(1.75)%	2.47%	(1.77)%	97%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	20.62	(0.01)	(2.65)	(2.66)	—	(2.32)	(2.32)	15.64	(13.61)%	128.9	0.72%	0.73%	0.74%	0.72%	114%
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	—	(1.91)	(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	—	(1.94)	(1.94)	19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	—	(0.82)	(0.82)	18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
Period Ended 10/31/2004 (e)	17.12	(0.02)	1.06	1.04	—	(0.95)	(0.95)	17.21	6.17%	11.6	0.73%	(0.24)%	0.75%	(0.26)%	52%
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	—	—	—	17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%
Year Ended 4/30/2003	15.26	(0.06)	(3.22)	(3.28)	—	—	—	11.98	(21.49)%	6.8	0.73%	(0.03)%	0.75%	(0.05)%	97%

SMALL CAP INDEX FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	16.53	0.04	(1.94)	(1.90)	(0.05)	(1.84)	(1.89)	12.74	(11.79)%	37.0	0.95%	0.66%	1.15%	0.47%	10%
Year Ended 10/31/2007	16.11	0.06	1.53	1.59	(0.02)	(1.15)	(1.17)	16.53	10.44%	46.4	0.95%	0.36%	1.08%	0.23%	17%
Year Ended 10/31/2006	14.28	0.03	2.09	2.12	(0.02)	(0.27)	(0.29)	16.11	15.08%	48.0	0.95%	0.21%	1.09%	0.07%	16%
Year Ended 10/31/2005	12.63	0.03	1.74	1.77	(0.02)	(0.10)	(0.12)	14.28	14.05%	46.9	0.95%	0.21%	1.18%	(0.02)%	17%
Period Ended 10/31/2004 (e)	12.26	0.02	0.85	0.87	—	(0.50)	(0.50)	12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	—	(0.04)	(0.04)	12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%
Year Ended 4/30/2003	11.42	(0.04)	(2.43)	(2.47)	—	(0.06)	(0.06)	8.89	(21.69)%	20.5	1.35%	(0.44)%	1.40%	(0.49)%	18%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
266	267

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
MID CAP GROWTH FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$19.45	$(0.01)	$(2.15)	$(2.16)	$—	$(2.23)	$(2.23)	$15.06	(11.68)%	$255.5	1.14%	(0.16)%	1.16%	(0.18)%	41%
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	—	(1.16)	(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	—	—	—	16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	—	—	—	14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	—	—	—	12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%
Year Ended 10/31/2003	9.50	(0.15)	3.00	2.85	—	—	—	12.35	29.86%	113.1	1.88%	(1.51)%	1.94%	(1.57)%	76%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	17.68	(0.35)	(1.69)	(2.04)	—	(2.23)	(2.23)	13.41	(12.23)%	11.6	2.31%	(1.34)%	2.45%	(1.47)%	41%
Year Ended 10/31/2007	14.96	(0.56)	4.44	3.88	—	(1.16)	(1.16)	17.68	27.77%	19.3	2.31%	(1.45)%	2.32%	(1.47)%	84%
Year Ended 10/31/2006	13.64	(0.34)	1.66	1.32	—	—	—	14.96	9.68%	26.4	2.27%	(1.43)%	2.28%	(1.45)%	156%
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	—	—	—	13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	—	—	—	12.05	2.29%	45.0	2.32%	(1.91)%	2.32%	(1.91)%	154%
Year Ended 10/31/2003	9.13	(0.24)	2.89	2.65	—	—	—	11.78	29.03%	37.2	2.63%	(2.27)%	2.69%	(2.33)%	76%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	20.98	(0.07)	(2.21)	(2.28)	—	(2.23)	(2.23)	16.47	(11.38)%	52.5	0.45%	0.54%	0.47%	0.51%	41%
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	—	(1.16)	(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	—	—	—	17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	—	—	—	15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	—	—	—	13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%
Year Ended 10/31/2003	9.79	(0.04)	3.12	3.08	—	—	—	12.87	31.46%	7.3	0.74%	(0.37)%	0.95%	(0.58)%	76%

PARTNER MID CAP VALUE FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	12.93	0.06	(0.77)	(0.71)	(0.08)	(0.64)	(0.72)	11.50	(5.43)%	10.6	1.25%	1.11%	1.42%	0.94%	37%
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)	(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	—	(0.04)	11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
Year Ended 10/31/2005 (e)	10.00	—	0.13	0.13	—	—	—	10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	12.97	0.06	(0.76)	(0.70)	(0.11)	(0.64)	(0.75)	11.52	(5.38)%	46.5	0.96%	1.36%	0.98%	1.34%	37%
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)	(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	—	(0.05)	11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%
Year Ended 10/31/2005 (e)	10.00	0.01	0.13	0.14	—	—	—	10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
268	269

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
MID CAP STOCK FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$17.98	$0.03	$(2.10)	$(2.07)	$(0.01)	$(2.37)	$(2.38)	$13.53	(12.36)%	$792.9	1.18%	0.39%	1.19%	0.38%	106%
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)	(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	—	(1.81)	(1.81)	18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%
Year Ended 10/31/2005	14.74	—	3.11	3.11	—	—	—	17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
Period Ended 10/31/2004 (e)	13.96	(0.02)	0.80	0.78	—	—	—	14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	—	—	—	13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%
Year Ended 4/30/2003	13.01	(0.02)	(2.25)	(2.27)	—	—	—	10.74	(17.45)%	643.8	1.30%	(0.18)%	1.31%	(0.19)%	48%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	15.26	(0.21)	(1.59)	(1.80)	—	(2.37)	(2.37)	11.09	(12.88)%	7.3	2.39%	(0.74)%	2.49%	(0.84)%	106%
Year Ended 10/31/2007	16.39	(0.27)	2.28	2.01	—	(3.14)	(3.14)	15.26	14.31%	11.9	2.28%	(0.29)%	2.29%	(0.30)%	188%
Year Ended 10/31/2006	16.08	(0.24)	2.36	2.12	—	(1.81)	(1.81)	16.39	14.15%	18.6	2.24%	(0.93)%	2.25%	(0.94)%	193%
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	—	—	—	16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
Period Ended 10/31/2004 (e)	12.78	(0.09)	0.73	0.64	—	—	—	13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	—	—	—	12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%
Year Ended 4/30/2003	12.20	(0.18)	(2.07)	(2.25)	—	—	—	9.95	(18.44)%	22.8	2.50%	(1.38)%	2.51%	(1.39)%	48%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	19.14	0.04	(2.21)	(2.17)	(0.08)	(2.37)	(2.45)	14.52	(12.15)%	190.8	0.70%	0.82%	0.71%	0.81%	106%
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)	(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	—	(1.81)	(1.81)	19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	—	—	—	18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
Period Ended 10/31/2004 (e)	14.46	0.02	0.82	0.84	—	—	—	15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	—	—	—	14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%
Year Ended 4/30/2003	13.31	0.05	(2.30)	(2.25)	—	—	—	11.06	(16.90)%	20.7	0.68%	0.44%	0.69%	0.43%	48%

MID CAP INDEX FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	15.90	0.05	(1.17)	(1.12)	(0.09)	(1.67)	(1.76)	13.02	(7.12)%	51.4	0.71%	0.88%	1.03%	0.57%	10%
Year Ended 10/31/2007	14.47	0.12	2.09	2.21	(0.10)	(0.68)	(0.78)	15.90	15.97%	61.0	0.90%	0.77%	0.99%	0.68%	16%
Year Ended 10/31/2006	13.77	0.08	1.56	1.64	(0.06)	(0.88)	(0.94)	14.47	12.37%	61.6	0.90%	0.57%	1.00%	0.46%	12%
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)	13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
Period Ended 10/31/2004 (e)	11.48	0.01	0.37	0.38	—	—	—	11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	—	—	—	11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%
Year Ended 4/30/2003	10.71	—	(1.97)	(1.97)	—	(0.09)	(0.09)	8.65	(18.36)%	29.0	1.21%	(0.03)%	1.21%	(0.03)%	16%

MID CAP INDEX FUND-I
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	15.30	(0.01)	(1.04)	(1.05)	(0.13)	(4.49)	(4.62)	9.63	(7.04)%	12.7	0.82%	0.80%	0.97%	0.65%	9%
Year Ended 10/31/2007	13.99	0.22	1.96	2.18	(0.16)	(0.71)	(0.87)	15.30	16.35%	14.1	0.64%	1.10%	0.65%	1.09%	16%
Year Ended 10/31/2006	13.34	0.13	1.49	1.62	(0.07)	(0.90)	(0.97)	13.99	12.68%	22.6	0.57%	0.94%	0.58%	0.93%	22%
Year Ended 10/31/2005	11.85	0.10	1.88	1.98	(0.10)	(0.39)	(0.49)	13.34	17.00%	23.1	0.70%	0.80%	0.71%	0.80%	42%
Period Ended 10/31/2004 (e)	11.79	0.05	0.33	0.38	—	(0.32)	(0.32)	11.85	3.22%	17.3	0.75%	0.46%	0.76%	0.45%	8%
Year Ended 4/30/2004	8.91	0.07	2.93	3.00	(0.06)	(0.06)	(0.12)	11.79	33.71%	31.7	0.54%	0.68%	0.55%	0.67%	13%
Year Ended 4/30/2003	11.23	0.08	(2.07)	(1.99)	(0.08)	(0.25)	(0.33)	8.91	(17.68)%	20.8	0.28%	0.89%	0.57%	0.60%	22%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
270	271

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2008
(unaudited) (e)	$10.00	$0.06	$0.21	$0.27	$—	$—	$—	$10.27	2.70%	$26.5	1.26%	3.66%	1.60%	3.32%	15%
Institutional Class Shares
Six Months Ended 04/30/2008
(unaudited) (e)	10.00	0.07	0.21	0.28	—	—	—	10.28	2.80%	78.9	0.95%	3.98%	1.29%	3.64%	15%

PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	15.90	0.08	(1.64)	(1.56)	(0.24)	(1.36)	(1.60)	12.74	(9.98)%	322.8	1.27%	1.46%	1.27%	1.46%	40%
Year Ended 10/31/2007	12.94	0.24	2.86	3.10	(0.14)	—	(0.14)	15.90	24.13%	382.1	1.27%	1.61%	1.28%	1.60%	111%
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	—	(0.11)	12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	—	—	—	10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	—	(0.04)	9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%
Year Ended 10/31/2003	6.84	(0.02)	1.37	1.35	—	—	—	8.19	19.69%	59.8	2.46%	(0.27)%	2.58%	(0.39)%	27%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	15.26	—	(1.58)	(1.58)	(0.04)	(1.36)	(1.40)	12.28	(10.52)%	6.8	2.48%	0.08%	2.48%	0.08%	40%
Year Ended 10/31/2007	12.43	0.04	2.79	2.83	—	—	—	15.26	22.77%	10.8	2.39%	0.36%	2.39%	0.36%	111%
Year Ended 10/31/2006	10.16	(0.01)	2.28	2.27	—	—	—	12.43	22.34%	14.4	2.42%	(0.03)%	2.43%	(0.03)%	50%
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	—	—	—	10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	—	—	—	8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%
Year Ended 10/31/2003	6.74	(0.08)	1.34	1.26	—	—	—	8.00	18.81%	10.8	3.21%	(1.01)%	3.33%	(1.13)%	27%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	16.21	0.13	(1.67)	(1.54)	(0.32)	(1.36)	(1.68)	12.99	(9.67)%	321.6	0.70%	2.17%	0.70%	2.17%	40%
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	—	(0.22)	16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	—	(0.18)	13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	—	(0.01)	10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	—	(0.13)	9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%
Year Ended 10/31/2003	6.85	0.09	1.37	1.46	—	—	—	8.31	21.22%	10.3	1.24%	0.96%	1.49%	0.71%	27%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, February 29, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
272	273

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
LARGE CAP GROWTH FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$6.52	$—	$(0.67)	$(0.67)	$—	$(0.43)	$(0.43)	$5.42	(10.52)%	$140.8	1.17%	0.03%	1.46%	(0.26)%	85%
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	—	—	—	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	—	—	—	5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	—	—	—	4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	—	(0.02)	4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%
Year Ended 10/31/2003	3.58	(0.02)	0.74	0.72	—	—	—	4.30	20.25%	28.0	1.40%	(0.41)%	2.56%	(1.57)%	111%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	6.06	(0.07)	(0.57)	(0.64)	—	(0.43)	(0.43)	4.99	(10.88)%	6.0	1.91%	(0.70)%	2.72%	(1.51)%	85%
Year Ended 10/31/2007	4.97	(0.11)	1.20	1.09	—	—	—	6.06	21.93%	8.9	1.83%	(0.72)%	2.64%	(1.53)%	168%
Year Ended 10/31/2006	4.64	(0.06)	0.39	0.33	—	—	—	4.97	7.11%	12.1	1.87%	(0.84)%	2.67%	(1.65)%	138%
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	—	—	—	4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
Year Ended 10/31/2004	4.13	—	0.12	0.12	—	—	—	4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%
Year Ended 10/31/2003	3.46	(0.04)	0.71	0.67	—	—	—	4.13	19.34%	10.6	2.15%	(1.16)%	3.31%	(2.32)%	111%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	6.93	0.01	(0.69)	(0.68)	(0.03)	(0.43)	(0.46)	5.79	(10.15)%	401.9	0.79%	0.40%	0.80%	0.39%	85%
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	—	(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	—	(0.03)	5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	—	(0.01)	5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	—	(0.03)	4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%
Year Ended 10/31/2003	3.69	0.04	0.78	0.82	—	—	—	4.51	22.02%	3.1	0.03%	0.96%	1.24%	(0.25)%	111%

LARGE CAP VALUE FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	17.92	0.12	(1.56)	(1.44)	(0.19)	(0.81)	(1.00)	15.48	(8.19)%	282.9	0.99%	1.60%	1.00%	1.59%	19%
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)	(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)	(0.38)	16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	—	(0.06)	14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	—	(0.18)	13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%
Year Ended 10/31/2003	10.07	0.08	1.69	1.77	(0.05)	—	(0.05)	11.79	17.72%	28.4	1.28%	0.71%	2.06%	(0.07)%	64%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	17.59	0.09	(1.61)	(1.52)	—	(0.81)	(0.81)	15.26	(8.76)%	6.2	2.20%	0.43%	2.21%	0.42%	19%
Year Ended 10/31/2007	16.57	0.07	1.90	1.97	—	(0.95)	(0.95)	17.59	12.37%	9.8	2.11%	0.17%	2.12%	0.16%	37%
Year Ended 10/31/2006	14.25	0.04	2.49	2.53	—	(0.21)	(0.21)	16.57	17.96%	14.5	2.12%	0.17%	2.14%	0.15%	45%
Year Ended 10/31/2005	13.03	—	1.22	1.22	—	—	—	14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	—	(0.04)	13.03	12.10%	19.3	1.70%	0.22%	2.23%	(0.31)%	51%
Year Ended 10/31/2003	9.98	(0.01)	1.69	1.68	—	—	—	11.66	16.78%	9.1	2.03%	(0.05)%	2.81%	(0.83)%	64%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	18.07	0.14	(1.56)	(1.42)	(0.27)	(0.81)	(1.08)	15.57	(8.00)%	352.6	0.49%	2.06%	0.50%	2.05%	19%
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)	(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)	(0.46)	16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	—	(0.09)	14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	—	(0.34)	13.20	13.71%	19.8	0.33%	1.59%	0.61%	1.31%	51%
Year Ended 10/31/2003	10.15	0.16	1.74	1.90	(0.13)	—	(0.13)	11.92	18.99%	3.1	0.21%	1.77%	1.09%	0.89%	64%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
274	275

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
LARGE CAP STOCK FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$31.33	$0.10	$(2.85)	$(2.75)	$(0.24)	$(3.39)	$(3.63)	$24.95	(9.24)%	$2,540.7	1.01%	0.94%	1.02%	0.94%	40%
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)	(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)	(0.45)	28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	—	(0.15)	25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
Period Ended 10/31/2004 (e)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)	23.93	1.27%	3,435.1	1.02%	0.41%	1.02%	0.41%	43%
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	—	(0.10)	29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%
Year Ended 4/30/2003	29.84	0.10	(4.48)	(4.38)	(0.07)	—	(0.07)	25.39	(14.66)%	2,598.2	1.02%	0.38%	1.02%	0.38%	5%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	28.81	0.04	(2.68)	(2.64)	—	(3.39)	(3.39)	22.78	(9.64)%	28.8	1.89%	0.11%	2.43%	(0.43)%	40%
Year Ended 10/31/2007	26.40	0.12	3.50	3.62	—	(1.21)	(1.21)	28.81	14.23%	45.4	1.89%	0.27%	2.26%	(0.10)%	103%
Year Ended 10/31/2006	24.00	0.01	2.67	2.68	—	(0.28)	(0.28)	26.40	11.23%	69.0	1.89%	0.01%	2.21%	(0.31)%	67%
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	—	—	—	24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
Period Ended 10/31/2004 (e)	27.55	(0.08)	0.18	0.10	—	(5.44)	(5.44)	22.21	0.72%	122.9	2.00%	(0.57)%	2.23%	(0.80)%	43%
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	—	—	—	27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%
Year Ended 4/30/2003	28.67	(0.28)	(4.20)	(4.48)	—	—	—	24.19	(15.63)%	81.2	2.16%	(0.75)%	2.16%	(0.75)%	5%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	31.59	0.14	(2.86)	(2.72)	(0.36)	(3.39)	(3.75)	25.12	(9.06)%	323.3	0.56%	1.39%	0.57%	1.39%	40%
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)	(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)	(0.57)	28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	—	(0.21)	26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
Period Ended 10/31/2004 (e)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)	24.06	1.50%	112.3	0.57%	0.65%	0.57%	0.65%	43%
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	—	(0.22)	29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%
Year Ended 4/30/2003	29.90	0.21	(4.47)	(4.26)	(0.18)	—	(0.18)	25.46	(14.24)%	68.2	0.55%	0.85%	0.55%	0.85%	5%

LARGE CAP INDEX FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	10.70	0.08	(1.13)	(1.05)	(0.15)	—	(0.15)	9.50	(9.90)%	78.5	0.60%	1.59%	0.90%	1.29%	3%
Year Ended 10/31/2007	9.52	0.15	1.16	1.31	(0.13)	—	(0.13)	10.70	13.90%	93.6	0.60%	1.38%	0.88%	1.10%	5%
Year Ended 10/31/2006	8.35	0.13	1.16	1.29	(0.11)	(0.01)	(0.12)	9.52	15.56%	92.3	0.60%	1.37%	0.91%	1.05%	7%
Year Ended 10/31/2005	7.78	0.12	0.53	0.65	(0.08)	—	(0.08)	8.35	8.33%	94.3	0.60%	1.49%	0.94%	1.15%	9%
Period Ended 10/31/2004 (e)	7.61	0.04	0.16	0.20	(0.03)	—	(0.03)	7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	—	(0.08)	7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%
Year Ended 4/30/2003	7.32	0.05	(1.05)	(1.00)	(0.02)	—	(0.02)	6.30	(13.58)%	27.8	0.93%	0.86%	1.18%	0.61%	16%

LARGE CAP INDEX FUND-I
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	10.66	0.08	(1.13)	(1.05)	(0.16)	—	(0.16)	9.45	(9.90)%	30.5	0.56%	1.65%	0.57%	1.64%	2%
Year Ended 10/31/2007	9.46	0.16	1.18	1.34	(0.14)	—	(0.14)	10.66	14.27%	35.0	0.49%	1.54%	0.50%	1.53%	10%
Year Ended 10/31/2006	8.29	0.14	1.15	1.29	(0.12)	—	(0.12)	9.46	15.69%	32.6	0.52%	1.50%	0.52%	1.49%	14%
Year Ended 10/31/2005	7.76	0.13	0.52	0.65	(0.12)	—	(0.12)	8.29	8.39%	31.5	0.50%	1.61%	0.51%	1.61%	11%
Period Ended 10/31/2004 (e)	7.55	0.05	0.16	0.21	—	—	—	7.76	2.78%	29.4	0.54%	1.19%	0.55%	1.18%	4%
Year Ended 4/30/2004	6.31	0.15	1.24	1.39	(0.15)	—	(0.15)	7.55	22.00%	28.7	0.54%	1.21%	0.55%	1.20%	27%
Year Ended 4/30/2003	7.38	0.08	(1.07)	(0.99)	(0.08)	—	(0.08)	6.31	(13.36)%	62.1	0.24%	1.55%	0.36%	1.43%	23%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
276	277

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
BALANCED FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$13.64	$0.12	$(0.92)	$(0.80)	$(0.12)	$(0.84)	$(0.96)	$11.88	(6.02)%	$205.6	1.09%	1.94%	1.11%	1.92%	92%
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)	(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)	(0.53)	12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)	12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
Period Ended 10/31/2004 (e)	11.65	0.09	0.17	0.26	(0.10)	—	(0.10)	11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	—	(0.19)	11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%
Year Ended 4/30/2003	11.52	0.19	(0.76)	(0.57)	(0.20)	—	(0.20)	10.75	(4.90)%	260.8	1.05%	1.77%	1.07%	1.75%	69%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	13.58	0.07	(0.93)	(0.86)	(0.05)	(0.84)	(0.89)	11.83	(6.47)%	5.6	2.06%	0.96%	2.16%	0.87%	92%
Year Ended 10/31/2007	12.89	0.14	1.26	1.40	(0.09)	(0.62)	(0.71)	13.58	11.31%	7.6	2.06%	0.86%	2.10%	0.82%	176%
Year Ended 10/31/2006	12.13	0.10	1.07	1.17	(0.09)	(0.32)	(0.41)	12.89	9.83%	10.0	2.04%	0.71%	2.05%	0.70%	215%
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)	12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
Period Ended 10/31/2004 (e)	11.60	0.03	0.17	0.20	(0.04)	—	(0.04)	11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	—	(0.08)	11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%
Year Ended 4/30/2003	11.47	0.11	(0.76)	(0.65)	(0.12)	—	(0.12)	10.70	(5.68)%	19.3	1.84%	0.97%	1.86%	0.95%	60%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	13.63	0.14	(0.91)	(0.77)	(0.15)	(0.84)	(0.99)	11.87	(5.81)%	73.9	0.62%	2.40%	0.64%	2.38%	92%
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)	(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)	(0.59)	12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)	12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
Period Ended 10/31/2004 (e)	11.64	0.12	0.17	0.29	(0.13)	—	(0.13)	11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	—	(0.25)	11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%
Year Ended 4/30/2003	11.51	0.21	(0.73)	(0.52)	(0.25)	—	(0.25)	10.74	(4.45)%	107.8	0.56%	2.26%	0.57%	2.25%	69%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
278	279

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
HIGH YIELD FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$5.03	$0.18	$(0.19)	$(0.01)	$(0.19)	$—	$(0.19)	$4.83	(0.20)%	$443.5	0.87%	7.66%	0.88%	7.65%	26%
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	—	(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	—	(0.38)	5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	—	(0.39)	5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	—	(0.39)	5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%
Year Ended 10/31/2003	4.23	0.41	0.82	1.23	(0.39)	—	(0.39)	5.07	30.00%	579.8	1.02%	8.70%	1.02%	8.70%	96%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	5.03	0.16	(0.20)	(0.04)	(0.16)	—	(0.16)	4.83	(0.63)%	7.1	1.73%	6.78%	1.98%	6.53%	26%
Year Ended 10/31/2007	5.08	0.34	(0.05)	0.29	(0.34)	—	(0.34)	5.03	5.79%	9.9	1.73%	6.62%	1.92%	6.42%	72%
Year Ended 10/31/2006	5.02	0.34	0.06	0.40	(0.34)	—	(0.34)	5.08	8.25%	16.5	1.73%	6.75%	1.92%	6.57%	63%
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	—	(0.35)	5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	—	(0.35)	5.24	10.66%	33.1	1.70%	7.00%	1.74%	6.96%	73%
Year Ended 10/31/2003	4.23	0.37	0.82	1.19	(0.35)	—	(0.35)	5.07	29.03%	36.3	1.77%	7.95%	1.77%	7.95%	96%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	5.04	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)	4.83	(0.19)%	161.8	0.44%	8.15%	0.45%	8.14%	26%
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	—	(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	—	(0.41)	5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	—	(0.41)	5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	—	(0.41)	5.24	11.98%	10.1	0.49%	8.21%	0.60%	8.10%	73%
Year Ended 10/31/2003	4.23	0.42	0.83	1.25	(0.41)	—	(0.41)	5.07	30.57%	10.8	0.57%	9.15%	0.69%	9.03%	96%

MUNICIPAL BOND FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	11.16	0.24	(0.10)	0.14	(0.24)	—	$(0.24)	11.06	1.28%	$1,133.4	0.77%	4.36%	0.77%	4.36%	4%
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	—	(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	—	(0.50)	11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	—	(0.50)	11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)	11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%
Year Ended 10/31/2003	11.61	0.54	(0.05)	0.49	(0.56)	(0.01)	(0.57)	11.53	4.37%	641.7	0.72%	4.62%	0.72%	4.62%	6%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	11.16	0.20	(0.10)	0.10	(0.20)	—	(0.20)	11.06	0.93%	8.3	1.47%	3.64%	1.63%	3.49%	4%
Year Ended 10/31/2007	11.38	0.42	(0.22)	0.20	(0.42)	—	(0.42)	11.16	1.77%	12.4	1.47%	3.70%	1.61%	3.56%	7%
Year Ended 10/31/2006	11.30	0.43	0.07	0.50	(0.42)	—	(0.42)	11.38	4.56%	21.7	1.47%	3.77%	1.60%	3.64%	14%
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	—	(0.42)	11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)	11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%
Year Ended 10/31/2003	11.61	0.45	(0.06)	0.39	(0.47)	(0.01)	(0.48)	11.52	3.48%	24.2	1.47%	3.88%	1.47%	3.88%	6%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	11.16	0.26	(0.10)	0.16	(0.26)	—	(0.26)	11.06	1.44%	27.1	0.47%	4.69%	0.47%	4.69%	4%
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	—	(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	—	(0.54)	11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	—	(0.53)	11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)	11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%
Year Ended 10/31/2003	11.61	0.58	(0.05)	0.53	(0.60)	(0.01)	(0.61)	11.53	4.67%	2.6	0.44%	4.90%	0.56%	4.78%	6%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
280	281

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
INCOME FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$8.50	$0.21	$(0.20)	$0.01	$(0.21)	$—	$(0.21)	$8.30	0.13%	$411.8	0.80%	5.04%	0.80%	5.03%	83%
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	—	(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	—	(0.41)	8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	—	(0.37)	8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	—	(0.35)	8.86	5.64%	575.2	0.82%	4.04%	0.82%	4.04%	203%
Year Ended 10/31/2003	8.34	0.34	0.40	0.74	(0.35)	—	(0.35)	8.73	9.05%	608.7	0.87%	3.88%	0.88%	3.87%	312%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	8.48	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	8.28	(0.29)%	4.7	1.63%	4.18%	2.08%	3.74%	83%
Year Ended 10/31/2007	8.57	0.37	(0.11)	0.26	(0.35)	—	(0.35)	8.48	3.03%	6.5	1.63%	4.21%	2.02%	3.81%	236%
Year Ended 10/31/2006	8.54	0.34	0.03	0.37	(0.34)	—	(0.34)	8.57	4.39%	12.6	1.63%	3.93%	1.96%	3.60%	303%
Year Ended 10/31/2005	8.84	0.30	(0.30)	—	(0.30)	—	(0.30)	8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	—	(0.28)	8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%
Year Ended 10/31/2003	8.32	0.27	0.41	0.68	(0.29)	—	(0.29)	8.71	8.25%	30.3	1.62%	3.13%	1.63%	3.12%	312%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	8.49	0.23	(0.20)	0.03	(0.23)	—	(0.23)	8.29	0.33%	363.8	0.38%	5.45%	0.39%	5.44%	83%
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	—	(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	—	(0.44)	8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	—	(0.41)	8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	—	(0.39)	8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%
Year Ended 10/31/2003	8.34	0.37	0.43	0.80	(0.39)	—	(0.39)	8.75	9.49%	25.2	0.47%	4.28%	0.60%	4.15%	312%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
282	283

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
CORE BOND FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$9.77	$0.23	$(0.18)	$0.05	$(0.23)	$—	$(0.23)	$9.59	0.50%	$274.2	0.82%	4.72%	0.95%	4.59%	168%
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	—	(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	—	(0.45)	9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	—	(0.41)	9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%
Period Ended 10/31/2004 (e)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)	10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	—	(0.45)	10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%
Year Ended 4/30/2003	9.82	0.42	0.52	0.94	(0.45)	—	(0.45)	10.31	9.79%	526.5	0.85%	4.19%	0.86%	4.18%	149%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	9.78	0.18	(0.19)	(0.01)	(0.17)	—	(0.17)	9.60	(0.06)%	2.9	1.95%	3.58%	2.04%	3.48%	168%
Year Ended 10/31/2007	9.91	0.36	(0.15)	0.21	(0.34)	—	(0.34)	9.78	2.19%	4.5	1.95%	3.60%	1.99%	3.56%	381%
Year Ended 10/31/2006	9.90	0.34	0.02	0.36	(0.35)	—	(0.35)	9.91	3.71%	8.1	1.94%	3.43%	1.96%	3.41%	394%
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	—	(0.31)	9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
Period Ended 10/31/2004 (e)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)	10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	—	(0.35)	10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%
Year Ended 4/30/2003	9.82	0.33	0.53	0.86	(0.36)	—	(0.36)	10.32	8.91%	13.2	1.77%	3.28%	1.78%	3.27%	149%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	9.78	0.24	(0.17)	0.07	(0.25)	—	(0.25)	9.60	0.67%	87.7	0.49%	5.05%	0.52%	5.02%	168%
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	—	(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	—	(0.49)	9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	—	(0.46)	9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
Period Ended 10/31/2004 (e)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)	10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	—	(0.49)	10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%
Year Ended 4/30/2003	9.82	0.46	0.52	0.98	(0.49)	—	(0.49)	10.31	10.20%	29.2	0.47%	4.57%	0.48%	4.56%	149%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
284	285

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
LIMITED MATURITY BOND FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$12.53	$0.26	$(0.24)	$0.02	$(0.27)	$—	$(0.27)	$12.28	0.12%	$107.6	0.68%	4.27%	0.69%	4.25%	57%
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	—	(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%
Year Ended 10/31/2006	12.58	0.50	—	0.50	(0.50)	—	(0.50)	12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)	12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)	12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%
Year Ended 10/31/2003	12.75	0.36	0.31	0.67	(0.36)	—	(0.36)	13.06	5.30%	90.4	0.74%	2.78%	0.96%	2.56%	297%
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	12.54	0.25	(0.24)	0.01	(0.26)	—	(0.26)	12.29	0.03%	1.7	0.86%	4.09%	0.87%	4.07%	57%
Year Ended 10/31/2007	12.59	0.55	(0.06)	0.49	(0.54)	—	(0.54)	12.54	3.93%	1.8	0.89%	4.35%	0.91%	4.33%	130%
Year Ended 10/31/2006	12.59	0.50	—	0.50	(0.50)	—	(0.50)	12.59	4.02%	1.9	0.89%	3.96%	0.94%	3.91%	145%
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)	12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)	12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%
Year Ended 10/31/2003	12.75	0.34	0.31	0.65	(0.34)	—	(0.34)	13.06	5.14%	6.2	0.91%	2.61%	0.96%	2.56%	297%
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	12.53	0.28	(0.24)	0.04	(0.29)	—	(0.29)	12.28	0.29%	383.1	0.34%	4.60%	0.36%	4.59%	57%
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	—	(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
Year Ended 10/31/2006	12.58	0.56	—	0.56	(0.56)	—	(0.56)	12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)	12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)	12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%
Year Ended 10/31/2003	12.74	0.40	0.31	0.71	(0.40)	—	(0.40)	13.05	5.62%	14.7	0.46%	3.07%	0.64%	2.89%	297%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
286	287

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights — continued	Financial Highlights — continued

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D	R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(c)		Indirectly(c)
	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
MONEY MARKET FUND
Class A Shares
Six Months Ended 04/30/2008 (unaudited)	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$1.00	2.00%	$1,360.6	0.54%	3.95%	0.74%	3.75%	N/A
Year Ended 10/31/2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A
Period Ended 10/31/2004 (d)	1.00	(0.001)	0.004	0.003	(0.003)	—	(0.003)	1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
Year Ended 4/30/2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)	1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.88%	349.6	0.77%	0.89%	0.92%	0.74%	N/A
Class B Shares
Six Months Ended 04/30/2008 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.76%	1.4	1.01%	3.52%	1.73%	2.80%	N/A
Year Ended 10/31/2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.48%	1.5	1.01%	4.39%	1.82%	3.58%	N/A
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.94%	1.8	1.01%	3.88%	1.97%	2.92%	N/A
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
Period Ended 10/31/2004 (d)	1.00	0.002	—	0.002	(0.002)	—	(0.002)	1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
Year Ended 4/30/2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A
Year Ended 4/30/2003	1.00	0.003	—	0.003	(0.003)	—	(0.003)	1.00	0.42%	2.8	1.38%	0.27%	1.62%	0.03%	N/A
Institutional Class Shares
Six Months Ended 04/30/2008 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.09%	297.0	0.35%	4.23%	0.44%	4.13%	N/A
Year Ended 10/31/2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
Year Ended 10/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
Period Ended 10/31/2004 (d)	1.00	0.005	—	0.005	(0.005)	—	(0.005)	1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
Year Ended 4/30/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.17%	91.4	0.48%	1.18%	0.53%	1.13%	N/A

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(c) Computed on an annualized basis for periods less than one year.

(d) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
288	289

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Advisory Agreement of the Thrivent Mutual Funds (the “Trust”) require that the agreement be approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

At its meeting on November 6, 2007, the Board of Trustees of the Trust voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the agreements with the Advisory Organizations, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Advisory Organizations;

2. The performance of the Funds;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Funds grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 10, August 28, and November 6, 2007 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

290

Additional Information
(unaudited)

The Independent Trustees were represented by independent counsel throughout the review process and during private sessions of the Independent Trustees to consider reapproval of the agreements. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2007, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Trust. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Funds. These benefits include, among other things, fees for transfer agency services provided to the Funds, research received by the Adviser generated from commission dollars spent on Funds’ portfolio trading, and in certain cases distribution or service related fees related to Funds’ sales. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment of personnel, the addition of several research analysts, and investment in systems technology to improve trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Fund, including absolute performance, relative performance rankings within each Fund’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Fund over the one-, three- and five-year periods. When evaluating investment performance the Board placed emphasis on longer term performance and on the trend of performance, focusing particularly upon the three-year performance record.

For the three-year period ended September 28, 2007, 57% of the internally managed Funds and 60% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. For the one-year period ending September 28, 2007, 43% of the internally managed Funds and 67% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. No Fund ranked in the bottom quartile of its Lipper peer group for the three-year period, although one Fund was in the bottom quartile for the one-year period ended September 28, 2007. The Board concluded that the performance of the individual Funds was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

291

Additional Information
(unaudited)

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Funds. They noted that 83% of the Funds, representing 66% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 92% of the Funds, representing 69% of total Trust assets, had effective advisory fees at or below the medians of their peer groups and that no Fund had effective advisory fees in the highest quartile of fees. In addition, the Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Fund-by-Fund basis.

The Board considered the allocations of the Adviser’s costs to the Funds. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Trustees considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser and that the markup for additional services provided by the Adviser was reasonable. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as a Fund’s assets increase. Because of differences between Funds as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Trustees considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Fund should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Trustees noted that all of the Funds had net operating expenses at or below the medians of their peer groups. The Board also noted that while some Funds were increasing in assets and other were decreasing in assets, the Funds overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

292

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money and reducing waste. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in e-delivery today at Thrivent.com and receive your mutual fund shareholder report and prospectus electronically.

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23459SAR R6-08

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 24, 2008	THRIVENT MUTUAL FUNDS

	By:	/s/ Pamela J. Moret
Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 24, 2008	By:	/s/ Pamela J. Moret
Pamela J. Moret
President

Date: June 24, 2008	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer